UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Joseph J. Allessie, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2012

Item 1.  Reports to Stockholders.

UBS Fixed
Income Funds

December 31, 2012

The UBS Funds—Fixed Income

Semiannual Report

President's letter	1
Market commentary	2
Fixed Income Funds
UBS Core Plus Bond Fund	3
UBS Emerging Markets Debt Fund	16
UBS Fixed Income Opportunities Fund	26
UBS Global Bond Fund	44
Explanation of expense disclosure	57
Statement of assets and liabilities	60
Statement of operations	64
Statement of changes in net assets	66
Financial highlights	68
Notes to financial statements	76
General information	97

This page intentionally left blank.

President's letter

February 15, 2013

Dear Shareholder,

Since I last wrote to you six months ago, some of the macroeconomic concerns, such as the US fiscal cliff, European sovereign debt crisis and other potential global worries, shaking investor confidence have largely abated. As a result, we are witnessing early signs that investors are looking to transition some of their assets from traditional fixed income and cash back into risk assets. However, concerns remain, and a large number of investors are waiting on the sidelines, either hesitant or unwilling to venture into uncertain and relatively more volatile markets.

While those investors who have contributed to record fixed income asset flows over the past few years have generally been compensated with positive performance, this seemingly soft-paved road they have been riding may eventually hit a rough patch—inevitably resulting in a letdown for those who have grown complacent in the benign fixed income market. Equally disappointed may be those investors sitting on the sidelines in cash, as they may find they were unable to achieve the level of returns required to fund their future needs. Clearly, now more than ever, investors need to examine their portfolios. Given these circumstances, what may be an investor's best defense against the backdrop of a volatile—or any—market environment? The answer is a thoughtful plan anchored on diversification.

At UBS Global Asset Management, we remain committed to providing you with globally diversified, outcome-oriented solutions that we believe can help you navigate today's markets and help you meet your investment goals. Over the last few years, we have enhanced and refined our mutual fund lineup to better meet your needs for growth, while limiting volatility in the face of evolving markets. For example, in April 2012, we launched UBS Multi-Asset Income Fund, which is designed to provide risk-managed income while focusing on minimizing capital risk in the current interest rate environment. UBS Dynamic Alpha Fund seeks to provide investors with a flexible strategy that relies less on favorable market conditions to generate an absolute return, and focuses more on loss limitation. UBS Fixed Income Opportunities Fund, which has the flexibility to adjust its duration and the ability to short interest rate markets, can play an important complementary role in an investor's overall fixed income allocation.

We recognize that now, more than ever, investors can benefit from professional guidance as they review their portfolios and reallocate them with a forward-thinking view. In making this transition, the value of risk-managed solutions provided by well-resourced global managers cannot be overemphasized. I firmly believe that our over 30-year active asset allocation history combined with our diversified and continually evolving fund lineup can help investors build their portfolios to successfully meet their individual, long-term investment goals.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

1

The markets in review

Global economic growth decelerates

While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed and far from robust. Looking back, the Commerce Department reported 2.0% gross domestic product ("GDP") growth in the US for the first quarter of 2012, followed by growth of 1.3% in the second quarter, partially due to weaker consumer spending. After expanding 3.1% in the third quarter, GDP growth contracted 0.1%1 in the fourth quarter, representing the first negative reading since the second quarter of 2009.

The Federal Reserve Board ("Fed") took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate (the federal funds rate, or "fed funds" rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level of between 0% and 0.25%. Prior to the beginning of the reporting period, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed "Operation Twist"). At its June meeting, the Fed extended Operation Twist until the end of 2012. In September, the Fed launched a third round of quantitative easing ("QE3"), which involved purchasing $40 billion of agency mortgage-backed securities ("MBS") on an open-end basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS, as well as purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold "...as long as the unemployment rate remains above 6.5%," provided inflation remains well-contained.

Economic growth in countries outside the US also decelerated and, in some cases, fell back into recessions. In October 2012, the International Monetary Fund ("IMF") projected that global growth would decline from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF anticipated that 2012 growth in the Eurozone would contract 0.4%. While growth in emerging market countries was expected to remain higher than in their developed country counterparts, the IMF projected that emerging market growth would fall from 6.2% in 2011 to 5.3% in 2012.

Risk is rewarded in the fixed income market

There were several macro-induced flights to quality in the global fixed income markets during the reporting period, triggered by a number of factors, including the European sovereign debt crisis, moderating global growth and uncertainties related to the US "fiscal cliff." However, they proved to be only temporary setbacks and the US taxable spread sectors (non-US Treasury fixed income securities) generally outperformed equal duration Treasuries during the reporting period. With the Fed keeping interest rates at a historically low range, investors were drawn to lower quality/higher yielding fixed income securities for much of the period. Against this backdrop, high yield bonds and emerging markets debt generated strong returns. All told, the overall US bond market, as measured by the Barclays US Aggregate Index,2 returned 1.80% during the six months ended December 31, 2012.

Looking closer at lower-rated fixed income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index3 returned 7.87% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),4 rose 10.32% over the six-month period.

1  Based on the Commerce Department's most recent estimate announced on January 30, 2013, after the Fund's fiscal period had ended.

2  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-demonimnated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

2

UBS Core Plus Bond Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS Core Plus Bond Fund (the "Fund") returned 2.69% (Class A shares declined 1.93 % after the deduction of the maximum sales charge), while Class Y shares returned 2.83%. The Fund's benchmark, the Barclays US Aggregate Index (the "Index"), returned 1.80% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 5; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return and outperformed the Index during the reporting period, largely due to sector allocation and issue selection.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to facilitate specific duration and yield curve strategies. Credit derivatives (such as credit default swaps and options on credit default swaps) were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. Throughout the period, the Fund engaged in foreign exchange forwards to help implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, overall, the Fund's duration and currency management were negative contributors to performance, while sector allocation and security selection in certain spread sectors were additive to performance.

Portfolio performance summary1

What worked

•  The Fund's positioning in several spread sectors (non-US Treasuries) was positive for performance during the reporting period.

  – Both our allocation to commercial mortgage-backed securities ("CMBS") and security selection within the sector contributed to results. While the Fund's CMBS exposure fluctuated from month to month, we generally maintained an overweight position for the period. Within the sector, the Fund held a mix of securities across the capital structure. During the second half of 2012, CMBS significantly outperformed most other spread sectors.

  – Investor demand for yield and a preference for higher quality, lower risk assets provided momentum for investment grade credit. Against this backdrop, the Fund's overweight to the sector was beneficial. The Fund was underweight non-financials in favor of financials. This positioning worked in our favor as financials outperformed non-financials for the period.

  – An out-of-index exposure to high yield bonds modestly added to performance.

•  Security selection in investment grade corporate bonds and securitized debt helped the Fund's performance. Within the corporate sector, we emphasized more liquid, higher beta (higher risk) companies, which was additive for results. Our issue selection in mortgage-backed securities ("MBS") was also a positive for performance. In agency MBS, we had a bias toward the lower coupons throughout the period in both the 30-year and 15-year segments.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

3

UBS Core Plus Bond Fund

What didn't work

•  Duration and yield curve positioning were detractors from performance. We tactically traded duration throughout the period, spending most of the time with a short duration bias. At different times during the period, we initiated yield curve flatteners for the portfolio. This was a detractor as the yield curve steepened during the reporting period.

•  The Fund's active currency decisions in several developed markets detracted from results. The largest detractor came from the Fund's short position in the euro, which strengthened during the reporting period as momentum in economic activity in Europe appeared to be improving, albeit at a modest pace.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

4

UBS Core Plus Bond Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.69%	5.50%	3.00%	3.00%
Class C2	2.33	4.88	2.45	2.47
Class Y3	2.83	5.66	3.24	3.24
After deducting maximum sales charge
Class A1	(1.93)%	0.79%	2.05%	2.53%
Class C2	1.58	4.13	2.45	2.47
Barclays US Aggregate Index[4]	1.80%	4.21%	5.95%	5.18%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.46% and 0.65%; Class C—1.92% and 1.15%; Class Y—1.13% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2013, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

5

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings
(unaudited)1

As of December 31, 2012

Percentage of net assets
US Treasury Notes, 0.250%, due 11/30/14	6.6%
US Treasury Notes, 0.250%, due 10/31/14	4.2
US Treasury Notes, 1.625%, due 11/15/22	2.6
Government National Mortgage Association Pools, 4.500%, TBA	2.4
US Treasury Bonds, 2.750%, due 08/15/42	2.3
Federal National Mortgage Association, 0.375%, due 12/21/15	2.2
Federal Home Loan Mortgage Corp. Gold Pools, #A95090, 4.500%, due 11/01/40	1.7
Federal National Mortgage Association Pools, #AE9202, 4.000%, due 09/01/41	1.6
Government National Mortgage Association Pools, #G2 AB2784, 3.500%, due 08/20/42	1.5
Federal National Mortgage Association Pools, 3.500%, TBA	1.4
Total	26.5%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Beverages	0.38%
Building products	0.06
Capital markets	2.28
Commercial banks	2.19
Commercial services & supplies	0.25
Computers & peripherals	0.16
Consumer finance	1.38
Diversified financial services	3.73
Diversified telecommunication services	0.83
Electric utilities	0.67
Energy equipment & services	0.45
Food & staples retailing	0.19
Food products	0.31
Gas utilities	0.37
Independent power producers & energy traders	0.20
Insurance	1.93
Internet & catalog retail	0.17
Leisure equipment & products	0.15
Media	1.54
Metals & mining	0.96
Multiline retail	0.10
Multi-utilities	0.52
Oil, gas & consumable fuels	5.24
Pharmaceuticals	0.76
Real estate investment trust (REIT)	0.10
Road & rail	0.33
Semiconductors & semiconductor equipment	0.18
Tobacco	0.46
Wireless telecommunication services	0.98
Total corporate bonds	26.87%
Asset-backed securities	0.99
Commercial mortgage-backed securities	7.58
Mortgage & agency debt securities	40.89
Municipal bonds	1.46
US government obligations	17.81
Total bonds	95.60%
Investment company
UBS High Yield Relationship Fund	2.12
Short-term investment	10.38
Options purchased	0.10
Investment of cash collateral from securities loaned	0.40
Total investments	108.60%
Liabilities, in excess of cash and other assets	(8.60)
Net assets	100.00%

1  Figures represent the direct investments of UBS Core Plus Bond Fund (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment company and derivatives exposure was included.

6

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount	Value
Bonds: 95.60%
Corporate bonds: 26.87%
Australia: 0.38%
Westpac Banking Corp., 2.000%, due 08/14/17	$140,000	$144,209
Brazil: 1.16%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	150,000	148,875
Petrobras International Finance Co., 2.875%, due 02/06/15	150,000	153,914
5.375%, due 01/27/21	120,000	134,592
Total Brazil corporate bonds		437,381
Canada: 0.57%
Cenovus Energy, Inc., 4.500%, due 09/15/14	95,000	100,788
Petro-Canada, 6.800%, due 05/15/38	50,000	68,189
Teck Resources Ltd., 6.250%, due 07/15/41	40,000	47,051
Total Canada corporate bonds		216,028
Cayman Islands: 0.86%
Transocean, Inc., 3.800%, due 10/15/22	65,000	66,621
6.800%, due 03/15/38	85,000	104,054
Vale Overseas Ltd., 4.375%, due 01/11/22	110,000	117,426
6.875%, due 11/21/36	30,000	37,187
Total Cayman Islands corporate bonds		325,288
Curacao: 0.50%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	105,000	109,423
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	75,000	80,267
Total Curacao corporate bonds		189,690
Luxembourg: 0.22%
Telecom Italia Capital SA, 4.950%, due 09/30/14	80,000	83,520
Mexico: 0.97%
America Movil SAB de CV, 3.125%, due 07/16/22	35,000	35,576
5.000%, due 03/30/20	115,000	133,799
Petroleos Mexicanos, 4.875%, due 01/24/22	175,000	197,313
Total Mexico corporate bonds		366,688
	Face amount	Value
Norway: 0.46%
Eksportfinans ASA, 3.000%, due 11/17/14	$175,000	$173,611
South Africa: 0.17%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	60,000	61,924
Spain: 0.27%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]	100,000	100,454
United Kingdom: 0.87%
HSBC Holdings PLC, 4.000%, due 03/30/22	200,000	218,973
Lloyds TSB Bank PLC, 6.500%, due 09/14/20[1]	100,000	110,497
Total United Kingdom corporate bonds		329,470
United States: 20.44%
AbbVie, Inc., 2.900%, due 11/06/22[1]	95,000	96,746
Altria Group, Inc., 9.950%, due 11/10/38	55,000	90,609
Amazon.com, Inc., 1.200%, due 11/29/17	65,000	64,643
American International Group, Inc., 3.000%, due 03/20/15	115,000	119,659
4.250%, due 09/15/14	50,000	52,670
Anadarko Petroleum Corp., 5.950%, due 09/15/16	95,000	109,358
6.450%, due 09/15/36	110,000	137,804
Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 07/15/22	60,000	60,375
8.200%, due 01/15/39	50,000	82,114
AT&T, Inc., 6.500%, due 09/01/37	70,000	91,551
Bank of America Corp., 5.625%, due 07/01/20	75,000	88,922
Berkshire Hathaway Finance Corp., 3.000%, due 05/15/22	35,000	36,465
Burlington Northern Santa Fe LLC, 6.150%, due 05/01/37	35,000	45,184
Capital One Financial Corp., 2.150%, due 03/23/15	65,000	66,348
Cellco Partnership, 8.500%, due 11/15/18	85,000	116,935
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	115,000	138,515

7

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Citigroup, Inc., 4.500%, due 01/14/22	$30,000	$33,471
5.375%, due 08/09/20	40,000	47,138
5.500%, due 02/15/17	180,000	199,536
6.125%, due 05/15/18	155,000	185,754
8.500%, due 05/22/19	65,000	87,401
Comcast Corp., 6.300%, due 11/15/17	90,000	110,409
6.950%, due 08/15/37	50,000	67,803
ConocoPhillips, 6.500%, due 02/01/39	50,000	70,907
CVS Caremark Corp., 6.125%, due 09/15/39	55,000	70,387
Dell, Inc., 5.400%, due 09/10/40[2]	60,000	61,089
DirecTV Holdings LLC, 6.000%, due 08/15/40	90,000	99,862
DPL, Inc., 7.250%, due 10/15/21	85,000	90,950
El Paso Pipeline Partners Operating Co. LLC, 5.000%, due 10/01/21	80,000	90,661
Energy Transfer Partners LP, 5.200%, due 02/01/22	105,000	119,775
6.500%, due 02/01/42	40,000	48,973
9.000%, due 04/15/19	130,000	171,417
ERP Operating LP, 4.750%, due 07/15/20	35,000	39,364
Ford Motor Credit Co. LLC, 4.250%, due 09/20/22	430,000	454,676
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	110,000	142,861
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	160,000	187,963
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	45,000	51,770
Hasbro, Inc., 6.350%, due 03/15/40	45,000	55,575
Intel Corp., 2.700%, due 12/15/22	70,000	69,902
International Lease Finance Corp., 7.125%, due 09/01/18[1]	80,000	92,800
JPMorgan Chase & Co., 3.150%, due 07/05/16	210,000	222,485
5.400%, due 01/06/42	80,000	96,408
Kinder Morgan Energy Partners LP, 3.950%, due 09/01/22	75,000	80,194
6.500%, due 09/01/39	45,000	55,307
	Face amount	Value
Kraft Foods Group, Inc., 5.000%, due 06/04/42[1]	$105,000	$118,072
Marathon Oil Corp., 6.600%, due 10/01/37	30,000	40,087
MBNA Corp., 6.125%, due 03/01/13	135,000	136,134
Merrill Lynch & Co., Inc., Series C, 5.000%, due 01/15/15	150,000	160,246
6.875%, due 04/25/18	60,000	72,327
MidAmerican Energy Holding Co., 5.950%, due 05/15/37	75,000	92,603
Morgan Stanley, 4.875%, due 11/01/22	45,000	46,593
6.625%, due 04/01/18	230,000	271,072
7.300%, due 05/13/19	100,000	121,522
News America, Inc., 6.200%, due 12/15/34	35,000	42,390
Norfolk Southern Corp., 3.250%, due 12/01/21	75,000	78,486
Owens Corning, 6.500%, due 12/01/16	21,000	23,597
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]	35,000	48,944
Petrohawk Energy Corp., 7.250%, due 08/15/18	185,000	208,855
Phillips 66, 4.300%, due 04/01/22[1]	50,000	55,871
PPL Energy Supply LLC, 4.600%, due 12/15/21	70,000	75,894
Principal Financial Group, Inc., 8.875%, due 05/15/19	90,000	120,766
Prudential Financial, Inc., 6.625%, due 12/01/37	85,000	105,902
7.375%, due 06/15/19	150,000	190,480
Reynolds American, Inc., 7.625%, due 06/01/16	70,000	83,749
Sempra Energy, 9.800%, due 02/15/19	75,000	105,010
Southern California Edison Co., 4.050%, due 03/15/42	65,000	67,568
Southern Copper Corp., 3.500%, due 11/08/22	95,000	97,017
Southwestern Electric Power Co., 3.550%, due 02/15/22	90,000	95,054
SunTrust Banks, Inc., 3.600%, due 04/15/16	95,000	101,474
Target Corp., 7.000%, due 01/15/38	25,000	36,720
Time Warner Cable, Inc., 6.550%, due 05/01/37	35,000	43,302
6.750%, due 07/01/18	145,000	181,132

8

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Time Warner, Inc., 6.100%, due 07/15/40	$35,000	$42,375
Valero Energy Corp., 6.625%, due 06/15/37	110,000	135,525
Verizon Communications, Inc., 6.100%, due 04/15/18	180,000	221,326
Total United States corporate bonds		7,722,829
Total corporate bonds (cost $9,570,447)		10,151,092
Asset-backed securities: 0.99%
United States: 0.99%
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.109%, due 11/15/16[3]	350,000	351,367
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37[4]	40,401	22,786
Total asset-backed securities (cost $373,663)		374,153
Commercial mortgage-backed securities: 7.58%
United States: 7.58%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, 5.796%, due 02/10/51[3]	300,000	337,512
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.006%, due 12/10/49[3]	250,000	298,006
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	205,742	216,092
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, due 03/10/39	175,000	201,551
Series 2007-GG11, Class A4, 5.736%, due 12/10/49	88,000	103,735
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.789%, due 08/10/45[2,3]	75,000	86,468
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, 5.466%, due 06/12/47[3]	175,000	193,440
Series 2006-LDP8, Class AJ, 5.480%, due 05/15/45[3]	200,000	208,316
	Face amount	Value
Series 2007-LD11, Class A4, 5.812%, due 06/15/49[3]	$275,000	$320,691
Series 2006-LDP7, Class AJ, 5.871%, due 04/15/45[3]	225,000	218,838
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.789%, due 08/12/45[1,3]	300,000	335,932
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.737%, due 06/15/49[3]	175,000	203,955
Series 2007-C34, Class AM, 5.818%, due 05/15/46[3]	125,000	141,181
Total commercial mortgage-backed securities (cost $2,765,010)		2,865,717
Mortgage & agency debt securities: 40.89%
United Kingdom: 3.41%
Arkle Master Issuer PLC, Series 2012-1A, Class 2A1, 2.011%, due 05/17/60[1,3]	225,000	231,269
Fosse Master Issuer PLC, Series 2011-1A, Class A2, 1.725%, due 10/18/54[1,3]	269,527	273,289
Series 2012-1A, Class 2A2, 1.725%, due 10/18/54[1,3]	200,000	204,439
Holmes Master Issuer PLC, Series 2010-1A, Class A2, 1.740%, due 10/15/54[1,3]	90,757	91,559
Series 2012-1A, Class A2, 1.990%, due 10/15/54[1,3]	325,000	332,738
Silverstone Master Issuer PLC, Series 2012-1A, Class 1A, 1.869%, due 01/21/55[1,3]	150,000	154,246
Total United Kingdom mortgage & agency debt securities		1,287,540
United States: 37.48%
Federal Home Loan Mortgage Corp.,[5] 1.250%, due 10/02/19	400,000	398,829
Federal Home Loan Mortgage Corp. Gold Pools,[5] 3.000%, TBA	125,000	130,683
3.500%, TBA	425,000	451,928
#A96140, 4.000%, due 01/01/41,	125,172	133,746
#A95090, 4.500%, due 11/01/40,	604,682	651,147
#FG A96792, 4.500%, due 02/01/41,	61,889	66,645

9

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—(Continued)
United States—(Continued)
#G08451, 4.500%, due 06/01/41,	$209,293	$225,833
#G04913, 5.000%, due 03/01/38,	83,616	90,054
#G06381, 5.500%, due 08/01/40,	152,188	167,497
#C63008, 6.000%, due 01/01/32,	104,511	116,216
#G06019, 6.000%, due 10/01/36,	146,164	160,798
#G01717, 6.500%, due 11/01/29,	79,334	92,921
Federal National Mortgage Association,[5] 0.375%, due 12/21/15	830,000	828,971
Federal National Mortgage Association Pools,[5] #AK7377, 3.000%, due 03/01/27,	464,854	494,939
#AP1589, 3.000%, due 08/01/27,	121,838	129,951
#AP7537, 3.000%, due 09/01/27,	368,768	393,326
3.000%, TBA	375,000	392,930
3.500%, TBA	500,000	533,066
5.000%, TBA	225,000	243,703
#AP3098, 3.500%, due 10/01/42,	124,589	134,416
#AQ0600, 3.500%, due 10/01/42,	124,615	134,911
#AB2331, 4.000%, due 02/01/41,	147,353	158,165
#AH4568, 4.000%, due 03/01/41,	129,476	138,935
#AE9202, 4.000%, due 09/01/41,	569,780	611,585
#AE0106, 4.500%, due 06/01/40,	1,983	2,143
#AI2472, 4.500%, due 05/01/41,	161,122	174,909
#AI6578, 4.500%, due 07/01/41,	426,450	462,940
#AJ1415, 4.500%, due 09/01/41,	257,932	280,002
#890209, 5.000%, due 05/01/40,	297,288	322,037
#AD9114, 5.000%, due 07/01/40,	385,865	425,464
#AJ1422, 5.000%, due 09/01/41,	318,025	347,184
	Face amount	Value
#688066, 5.500%, due 03/01/33,	$168,788	$191,832
#688314, 5.500%, due 03/01/33,	206,390	234,568
#802481, 5.500%, due 11/01/34,	330,644	365,763
#408267, 6.000%, due 03/01/28,	19,610	22,395
#323715, 6.000%, due 05/01/29,	14,441	16,003
#522564, 6.000%, due 07/01/29,	40,017	44,486
#676733, 6.000%, due 01/01/33,	137,366	154,081
#708631, 6.000%, due 06/01/33,	36,737	41,954
#AE0405, 6.000%, due 08/01/37,	180,597	199,692
#831730, 6.500%, due 09/01/36,	150,100	168,397
#253824, 7.000%, due 03/01/31,	7,767	9,162
Federal National Mortgage Association Pools Re-REMIC,[5] Series 2005-29, Class KA, 4.500%, due 02/25/35,	95,595	100,151
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.480%, due 02/25/35[3]	48,481	47,436
Government National Mortgage Association Pools, 3.000%, TBA	125,000	132,871
4.000%, TBA	450,000	493,524
4.500%, TBA	825,000	903,246
#738970, 3.500%, due 11/15/26,	173,082	185,909
#G2 5256, 3.500%, due 12/20/26,	296,477	317,332
#G2 AB2784, 3.500%, due 08/20/42,	519,517	571,826
#G2 AB2302, 3.500%, due 09/20/42,	24,696	27,144
#G2 5107, 4.000%, due 07/20/26,	328,503	353,015
#G2 779424, 4.000%, due 06/20/42,	122,057	134,583
#G2 779425, 4.000%, due 06/20/42,	121,951	134,467
#AA8267, 4.000%, due 07/15/42,	121,532	135,002
#AA0785, 4.000%, due 08/15/42,	49,657	55,161

10

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#G2 2687, 6.000%, due 12/20/28,	$25,215	$28,306
#G2 2794, 6.000%, due 08/20/29,	77,221	86,639
#G2 4245, 6.000%, due 09/20/38,	98,794	110,257
Total United States mortgage & agency debt securities		14,161,076
Total mortgage & agency debt securities (cost $15,122,200)		15,448,616
Municipal bonds: 1.46%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	50,000	60,017
Illinois State Taxable Pension, Series 2003, 5.100%, due 06/01/33	110,000	108,530
Los Angeles Unified School District, Series 2010, 6.758%, due 07/01/34	110,000	145,542
State of California, GO, 7.300%, due 10/01/39	90,000	124,716
State of Illinois, GO, 5.877%, due 03/01/19	100,000	114,729
Total municipal bonds (cost $465,235)		553,534
US government obligations: 17.81%
US Treasury Bonds, 2.750%, due 08/15/42	900,000	869,062
3.125%, due 11/15/41[2]	275,000	287,848
US Treasury Notes, 0.250%, due 10/31/14[2]	1,575,000	1,575,369
0.250%, due 11/30/14[2]	2,485,000	2,485,097
0.500%, due 07/31/17	30,000	29,819
0.750%, due 10/31/17	150,000	150,492
1.375%, due 03/15/13	350,000	350,889
1.625%, due 11/15/22[2]	990,000	979,171
Total US government obligations (cost $6,726,445)		6,727,747
Total bonds (cost $35,023,000)		36,120,859
	Shares	Value
Investment company: 2.12%
UBS High Yield Relationship Fund*[6] (cost $800,000)	25,721	$801,214
Short-term investment: 10.38%
Investment company: 10.38%
UBS Cash Management Prime Relationship Fund[6] (cost $3,921,784)	3,921,784	3,921,784
	Number of contracts
Options purchased*: 0.10%
Call options: 0.04%
30 Year US Treasury Bonds, strike @ USD 148.00, expires February 2013	8	14,500
Put options: 0.06%
10 Year Japanese Government Bond, strike @ JPY 143.50, expires January 2013	1	3,694
30 Year US Treasury Bonds, strike @ USD 148.00, expires February 2013	8	18,500
Euro-Schatz, strike @ EUR 110.70, expires February 2013	44	2,904
		25,098
Total options purchased (cost $44,601)		39,598
	Shares
Investment of cash collateral from securities loaned: 0.40%
UBS Private Money Market Fund LLC[6] (cost $152,588)	152,588	152,588
Total investments: 108.60% (cost $39,941,973)		41,036,043
Liabilities, in excess of cash and other assets: (8.60%)		(3,251,071)
Net assets: 100.00%		$37,784,972

11

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,147,150
Gross unrealized depreciation	(53,080)
Net unrealized appreciation of investments	$1,094,070

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 14.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	340,000	USD	353,521	03/11/13	$2,189
JPMCB	EUR	650,000	USD	850,745	03/11/13	(7,731)
JPMCB	JPY	32,800,000	USD	379,984	03/11/13	1,181
RBS	JPY	61,700,000	USD	719,884	03/11/13	7,318
RBS	USD	863,336	EUR	650,000	03/11/13	(4,861)
Net unrealized depreciation on forward foreign currency contracts						$(1,904)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
2 Year US Treasury Notes, 21 contracts (USD)	March 2013	$4,628,362	$4,629,843	$1,481
5 Year US Treasury Notes, 34 contracts (USD)	March 2013	4,240,186	4,230,078	(10,108)
US Treasury futures sell contracts:
US Ultra Bond Futures, 2 contracts (USD)	March 2013	(331,841)	(325,187)	6,654
10 Year US Treasury Notes, 8 contracts (USD)	March 2013	(1,064,928)	(1,062,250)	2,678
Net unrealized appreciation on futures contracts				$705

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[8]	Payments received by the Fund[8]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	USD	5,435,000	12/31/14	0.408%	3 month LIBOR	—	$(828)	$(828)
CSI	USD	4,500,000	05/31/17	0.683	3 month LIBOR	—	10,642	10,642
							$9,814	$9,814

12

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

Credit default swaps on corporate issues—buy protection9

Counterparty	Referenced obligation[10]	Notional amount		Termination date	Payments made by the Fund[8]	Upfront payments made	Value	Unrealized depreciation
MSC	Deutsche Bank AG, 5.125%, due 8/31/17	EUR	140,000	06/20/17	1.000%	$(6,642)	$(1,816)	$(8,458)

Credit default swaps on credit indices—buy protection9

Counterparty	Referenced index[10]	Notional amount		Termination date	Payments made by the Fund[8]	Upfront payments received	Value	Unrealized depreciation
JPMCB	CDX.NA.IG.Series 19 Index	USD	1,000,000	12/20/17	1.000%	$998	$(2,552)	$(1,554)

Credit default swaps on credit indices—sell protection11

Counterparty	Referenced index[10]	Notional amount		Termination date	Payments received by the Fund[8]	Upfront payments received	Value	Unrealized appreciation	Credit spread[12]
CITI	MCDX.NA.Series 19 Index	USD	1,000,000	12/20/17	1.000%	$28,020	$(26,932)	$1,088	1.645%

Options written

	Expiration date	Premiums received	Value
Call option
Euro-Schatz, 44 contracts, strike @ EUR 110.80	February 2013	$7,655	$(7,841)
Put options
Euro-Schatz, 44 contracts, strike @ EUR 110.20	February 2013	1,085	(290)
Options written on credit default swaps on credit indices[7]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 19 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/2017. European style. Counterparty: JPMCB, Notional Amount USD 1,800,000	March 2013	13,500	(19,339)
Total options written		$22,240	$(27,470)

13

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

Written options activity for the period ended December 31, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	158	$12,688
Options written	279	61,197
Options terminated in closing purchase transactions	(270)	(60,288)
Options expired prior to exercise	(79)	(4,857)
Options outstanding at December 31, 2012	88	$8,740

Swaptions activity for the period ended December 31, 2012 was as follows:

Swaptions outstanding at June 30, 2012	$—
Swaptions written	13,500
Swaptions terminated in closing purchase transactions	—
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2012	$13,500

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$10,151,092	$—	$10,151,092
Asset-backed securities	—	374,153	—	374,153
Commercial mortgage-backed securities	—	2,865,717	—	2,865,717
Mortgage & agency debt securities	—	15,448,616	—	15,448,616
Municipal bonds	—	553,534	—	553,534
US government obligations	—	6,727,747	—	6,727,747
Investment company	—	801,214	—	801,214
Short-term investment	—	3,921,784	—	3,921,784
Options purchased	39,598	—	—	39,598
Investment of cash collateral from securities loaned	—	152,588	—	152,588
Forward foreign currency contracts, net	—	(1,904)	—	(1,904)
Futures contracts, net	705	—	—	705
Swap agreements, net	—	(21,486)	—	(21,486)
Options written	(8,131)	(19,339)	—	(27,470)
Total	$32,172	$40,953,716	$—	$40,985,888

At December 31, 2012, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $2,611,823 or 6.91% of net assets.

2  Security, or portion thereof, was on loan at December 31, 2012.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2012 and changes periodically.

14

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

4  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2012. Maturity date disclosed is the ultimate maturity date.

5  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

6  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Net realized gain during the six months ended 12/31/12	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$4,601,792	$13,851,769	$14,531,777	$—	$—	$3,921,784	$4,997
UBS Private Money Market Fund LLC[a]	37,795	1,111,182	996,389	—	—	152,588	40
UBS High Yield Relationship Fund	227,983	1,700,000	1,158,569	48,569	(16,769)	801,214	—
	$4,867,570	$16,662,951	$16,686,735	$48,569	$(16,769)	$4,875,586	$5,037

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

7  Security is illiquid. At December 31, 2012, the value of these securities and other illiquid derivative instruments amounted to $19,339 or 0.05% of net assets.

8  Payments made or received are based on the notional amount.

9  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

10  Payments from/to the counterparty will be received/made upon the occurrence of a bankruptcy and/or restructuring event with respect to the referenced index/obligation.

11  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

12  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.
15

UBS Emerging Markets Debt Fund

Portfolio performance

From the period from its inception on July 23, 2012 through December 31, 2012, Class A shares of UBS Emerging Markets Debt Fund (the "Fund") returned 8.67% (Class A shares returned 3.79% after the deduction of the maximum sales charge), while Class Y shares returned 9.30%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 6.07%, and the Emerging Markets Debt Benchmark Index (the "Index") returned 6.41% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 17; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive return during the reporting period and outperformed its Index, primarily due to country and currency positioning.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments were utilized to manage the Fund's currency exposure, while credit default swaps were used to express our views regarding specific country exposures, as well as for hedging purposes. To a smaller extent, the Fund also utilized interest rate derivatives to adjust its duration positioning. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, country allocation (USD and local), security selection and currency management contributed to performance, while duration positioning had no impact on performance during the reporting period.

Portfolio performance summary1

What worked

•  An overweight to local Brazilian debt contributed to performance. In particular, our longer-dated local Brazilian debt with inflation protection generated solid results, given the decline in local yields and due to solid demand.

•  Allocations to certain US dollar-denominated bonds were beneficial for results. Overweights to higher risk countries, like Venezuela, contributed to performance during the reporting period.

•  Overweights to several higher yielding countries were additive for performance. Overweights to countries, such as Belarus and Serbia, were rewarded as they outperformed the Index.

What didn't work

•  The Fund's underweights to certain local bonds detracted from results. The Fund's underweights to local bonds from Indonesia were modestly negative for results, as they performed well given robust demand from investors seeking to generate incremental yield.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from its inception on July 23, 2012 through December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

16

UBS Emerging Markets Debt Fund

Total returns for periods ended 12/31/2012 (unaudited)

Inception[1]
Before deducting maximum sales charge
Class A2	8.67%
Class C3	8.41
Class Y4	9.30
After deducting maximum sales charge
Class A2	3.79%
Class C3	7.66
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[5]	6.07%
Emerging Markets Debt Benchmark Index[6]	6.41

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.84% and 1.25%; Class C—2.34% and 1.75%; Class Y—1.59% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.25% for Class A shares, 1.75% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Emerging Markets Debt Fund is July 23, 2012. Inception date of the indices, for the purpose of this illustration, is July 31, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from Fund's inception to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

17

UBS Emerging Markets Debt Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
Republic of Turkey, 7.500%, due 11/07/19	3.5%
Government of Turkey, 8.159%, due 07/17/13	3.1
Mexico Cetes, 4.811%, due 04/04/13	2.8
Government of Malaysia, 3.580%, due 09/28/18	2.8
Republic of Poland, 5.750%, due 09/23/22	2.7
Peruvian Government International Bond, 7.840%, due 08/12/20	2.7
Republic of Indonesia, 7.000%, due 05/15/22	2.7
RSHB Capital SA for OJSC Russian Agricultural Bank, 8.625%, due 02/17/17	2.7
Government of Turkey, 9.500%, due 01/12/22	2.1
Republic of South Africa, 7.000%, due 02/28/31	2.0
Total	27.1%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2012

Percentage of net assets
Turkey	10.3%
Mexico	9.8
Russia	9.1
Indonesia	7.1
Venezuela	5.6
Total	41.9%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Commercial banks	4.75%
Diversified financial services	6.75
Electric utilities	0.81
Oil, gas & consumable fuels	6.33
Road & rail	0.95
Total corporate bonds	19.59%
Non-US government obligations	66.09
Structured notes	2.08
Total bonds	87.76%
Short-term investment	6.37
Total investments	94.13%
Cash and other assets, less liabilities	5.87
Net assets	100.00%

1  Figures represent the direct investments of UBS Emerging Markets Debt Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

18

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds: 87.76%
Corporate bonds: 19.59%
Brazil: 1.65%
Banco do Brasil SA, 5.875%, due 01/26/22[1]		$200,000	$220,000
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[1]		200,000	214,500
Total Brazil corporate bonds			434,500
India: 0.41%
ICICI Bank Ltd., 5.750%, due 11/16/20[1]		100,000	108,480
Indonesia: 1.27%
Pertamina Persero PT, 5.250%, due 05/23/21[1]		300,000	334,125
Kazakhstan: 0.95%
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[2]		200,000	251,000
Mexico: 3.05%
Petroleos Mexicanos, 4.875%, due 03/15/15		200,000	215,000
4.875%, due 01/24/22		300,000	338,250
6.500%, due 06/02/41		200,000	250,500
Total Mexico corporate bonds			803,750
Peru: 0.83%
Corp Financiera Desarrollo, 4.750%, due 02/08/22[1]		200,000	219,666
Russia: 7.80%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.175%, due 05/16/13[1]		250,000	255,000
7.750%, due 05/29/18[1]		250,000	297,500
8.625%, due 02/17/17[1]	RUB	21,000,000	699,381
Sberbank of Russia, 5.180%, due 06/28/19[1]		$250,000	273,750
5.717%, due 06/16/21[1]		200,000	224,000
VEB Finance Ltd., 6.902%, due 07/09/20[1]		250,000	305,000
Total Russia corporate bonds			2,054,631
Singapore: 0.80%
Oversea-Chinese Banking Corp. Ltd., 3.750%, due 11/15/22[3]		200,000	210,940
Turkey: 0.81%
Turkiye Halk Bankasi AS, 4.875%, due 07/19/17[2]		200,000	212,750
	Face amount		Value
Venezuela: 2.01%
Petroleos de Venezuela SA, 8.500%, due 11/02/17[1]		$150,000	$147,750
9.000%, due 11/17/21[1]		300,000	284,250
9.750%, due 05/17/35[1]		100,000	96,500
Total Venezuela corporate bonds			528,500
Total corporate bonds (cost $4,890,131)			5,158,342
Non-US government obligations: 66.09%
Argentina: 2.15%
Republic of Argentina, 6.266%, due 12/15/35[3]		1,400,000	96,658
6.266%, due 12/15/35[3]		1,480,000	102,181
7.000%, due 10/03/15		40,000	35,820
8.280%, due 12/31/33		270,110	187,726
8.750%, due 06/02/17		100,000	88,500
Series VII, 7.000%, due 09/12/13		55,000	54,198
			565,083
Belarus: 0.59%
Republic of Belarus, 8.950%, due 01/26/18[1]		150,000	154,312
China: 0.90%
China Government Bond, 1.400%, due 08/18/16[1]	CNY	500,000	76,900
2.560%, due 06/29/17[1]		1,000,000	159,864
			236,764
Colombia: 1.93%
Republic of Colombia, 6.125%, due 01/18/41		$110,000	151,250
9.850%, due 06/28/27	COP	400,000,000	356,987
			508,237
Croatia: 0.44%
Republic of Croatia, 6.750%, due 11/05/19[1]		$100,000	114,625
Dominican Republic: 0.44%
Republic of Dominica, 7.500%, due 05/06/21[1]		100,000	116,500
El Salvador: 0.43%
Republic of El Salvador, 7.650%, due 06/15/35[1]		100,000	113,500
Hungary: 3.35%
Government of Hungary, 6.250%, due 01/29/20		100,000	110,250

19

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Continued)
Non-US government obligations—(Continued)
Hungary—(Concluded)
6.750%, due 02/12/13	HUF	67,000,000	$303,770
6.750%, due 02/24/17		100,000,000	467,416
			881,436
Indonesia: 5.85%
Republic of Indonesia, 5.875%, due 03/13/20[1]		$100,000	120,375
6.625%, due 02/17/37[1]		200,000	269,000
7.000%, due 05/15/22	IDR	6,000,000,000	708,171
8.500%, due 10/12/35[1]		$275,000	442,063
			1,539,609
Lithuania: 0.43%
Republic of Lithuania, 5.125%, due 09/14/17[1]		100,000	112,610
Malaysia: 5.43%
Government of Malaysia, 3.197%, due 10/15/15	MYR	700,000	230,167
3.434%, due 08/15/14		1,000,000	329,284
3.580%, due 09/28/18		2,200,000	728,057
4.392%, due 04/15/26		400,000	141,269
			1,428,777
Mexico: 6.75%
Mexican Udibonos, 4.000%, due 11/15/40	MXN	1,000,000	496,450
Series M, 6.500%, due 06/10/21		900,000	75,485
Mexico Cetes, 4.645%, due 09/19/13[5]		35,000,000	262,020
4.811%, due 04/04/13[5]		97,000,000	742,153
United Mexican States, 6.050%, due 01/11/40		$150,000	201,000
			1,777,108
Mongolia: 1.53%
Development Bank of Mongolia LLC, 5.750%, due 03/21/17[1]		200,000	208,000
Mongolia Government International Bond, 5.125%, due 12/05/22[2]		200,000	196,000
			404,000
Montenegro: 0.74%
Republic of Montenegro, 7.250%, due 04/08/16	EUR	150,000	196,013
	Face amount		Value
Nigeria: 2.30%
Nigeria Treasury Bills, 12.768%, due 04/25/13[6]	NGN	5,000,000	$30,632
12.927%, due 09/05/13[6]		12,000,000	70,635
13.380%, due 03/21/13[6]		23,500,000	146,547
15.040%, due 11/07/13[6]		13,550,000	78,338
16.137%, due 03/28/13[6]		45,000,000	279,571
			605,723
Peru: 3.32%
Peruvian Government International Bond, 5.625%, due 11/18/50		$120,000	155,700
7.840%, due 08/12/20[1]	PEN	1,450,000	718,277
			873,977
Philippines: 2.09%
Republic of Philippines, 6.500%, due 01/20/20		$200,000	256,000
7.000%, due 01/27/16	PHP	11,000,000	293,303
			549,303
Poland: 3.18%
Republic of Poland, 5.000%, due 03/23/22		$100,000	118,431
5.750%, due 09/23/22	PLN	1,900,000	719,847
			838,278
Romania: 0.23%
Government of Romania, 6.750%, due 02/07/22[1]		$50,000	60,750
Russia: 1.26%
Russian Federation, 7.600%, due 04/14/21	RUB	7,500,000	259,967
8.150%, due 02/03/27		2,000,000	72,401
			332,368
Serbia: 0.87%
Republic of Serbia, 7.250%, due 09/28/21[1]		$200,000	229,250
South Africa: 4.64%
Republic of South Africa, 4.665%, due 01/17/24		200,000	226,000
6.750%, due 03/31/21	ZAR	3,000,000	362,593
7.000%, due 02/28/31		4,750,000	519,751
7.750%, due 02/28/23		900,000	113,562
			1,221,906

20

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Sri Lanka: 1.45%
Republic of Sri Lanka, 6.250%, due 07/27/21[1]		$350,000	$380,625
Thailand: 1.83%
Government of Thailand, 1.231%, due 07/14/21	THB	14,473,097	480,672
Turkey: 9.53%
Export Credit Bank of Turkey, 5.875%, due 04/24/19[1]		$200,000	227,750
Government of Turkey, 8.159%, due 07/17/13[5]	TRY	1,500,000	814,162
9.500%, due 01/12/22		800,000	538,580
Republic of Turkey, 7.500%, due 11/07/19		$720,000	929,700
			2,510,192
Ukraine: 0.82%
Government of Ukraine, 9.250%, due 07/24/17[2]		200,000	217,000
Venezuela: 3.62%
Republic of Venezuela, 7.750%, due 10/13/19[1]		140,000	131,250
8.250%, due 10/13/24[1]		250,000	228,750
9.250%, due 09/15/27		100,000	100,000
9.250%, due 05/07/28[1]		300,000	295,500
9.375%, due 01/13/34		200,000	197,000
			952,500
Total non-US government obligations (cost $16,344,264)			17,401,118
Structured notes: 2.08%
Ghana: 1.05%
Citigroup Funding Inc, 23.000%, due 08/23/17[2] (linked to Republic of Ghana, 23.000%, due 08/23/17)		500,000	275,405
	Face amount		Value
Sri Lanka: 1.03%
Citigroup Funding Inc, 8.000%, due 06/20/17[2] (linked to Sri Lanka Government Bonds, 8.000%, due 06/20/17)	LKR	10,000,000	$67,641
Citigroup Funding Inc, 8.000%, due 06/20/17[2] (linked to Sri Lanka Government Bonds, 8.000%, due 06/20/17)		20,000,000	135,281
Citigroup Funding Inc, 8.500%, due 02/06/18[2] (linked to Sri Lanka Government Bonds, 8.500%, due 02/06/18)		10,000,000	68,249
Total Sri Lanka structured notes			271,171
Total structured notes (cost $520,425)			546,576
Total bonds (cost $21,754,820)			23,106,036
	Shares
Short-term investment: 6.37%
Investment company: 6.37%
UBS Cash Management Prime Relationship Fund[7] (cost $1,675,962)		1,675,962	1,675,962
Total investments: 94.13% (cost $23,430,782)			24,781,998
Cash and other assets, less liabilities: 5.87%			1,545,609
Net assets: 100.00%			$26,327,607

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,475,690
Gross unrealized depreciation	(124,474)
Net unrealized appreciation of investments	$1,351,216

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 24.

21

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2012 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	CNY	1,350,000	USD	214,524	01/25/13	$(1,786)
BB	MYR	445,000	USD	145,031	03/14/13	221
BB	USD	191,849	COP	347,150,000	03/14/13	3,372
BB	USD	455,302	IDR	4,457,410,000	03/14/13	3,334
BB	USD	65,851	PHP	2,690,000	03/14/13	(325)
BB	USD	259,291	TWD	7,500,000	03/14/13	(942)
CSI	PEN	1,000,000	USD	388,576	03/14/13	(1,831)
CSI	USD	171,265	BRL	370,000	03/14/13	7,845
CSI	USD	23,792	CLP	11,430,000	03/14/13	(140)
CSI	USD	751,527	CNY	4,800,000	01/25/13	17,576
DB	MXN	2,980,000	USD	227,429	03/14/13	(1,624)
DB	THB	3,110,000	USD	100,892	03/14/13	(370)
DB	USD	273,598	CNY	1,720,000	03/14/13	985
DB	USD	254,245	INR	14,000,000	03/14/13	(2,093)
DB	USD	270,854	MYR	827,000	03/14/13	(1,735)
DB	USD	670,764	PLN	2,150,000	03/14/13	18,984
DB	USD	524,372	THB	16,190,000	03/14/13	2,778
GSI	KRW	284,678,400	USD	263,958	03/14/13	(849)
GSI	USD	259,757	RUB	8,180,000	03/14/13	4,875
GSI	USD	130,926	UAH	1,160,000	02/08/13	10,211
GSI	USD	615,642	ZAR	5,510,000	03/14/13	28,076
JPMCB	ZAR	2,000,000	USD	233,261	03/14/13	(394)
RBS	EUR	360,000	USD	467,017	01/18/13	(8,229)
RBS	USD	133,437	EUR	105,000	01/18/13	5,176
Net unrealized appreciation on forward foreign currency contracts						$83,115

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 8 contracts (USD)	March 2013	$1,194,638	$1,180,000	$(14,638)
5 Year US Treasury Notes, 7 contracts (USD)	March 2013	872,058	870,898	(1,160)
US Treasury futures sell contracts:
10 Year US Treasury Notes, 1 contract (USD)	March 2013	(133,374)	(132,781)	593
Net unrealized depreciation on futures contracts				$(15,205)

22

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2012 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[8]	Payments received by the Fund[8]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	MYR	1,150,000	08/23/22	3 month KLIBOR	3.880%	—	$(6,305)	$(6,305)
DB	BRL	865,272	01/02/17	1 Day CDI	8.645	—	9,106	9,106
DB	MYR	950,000	08/23/22	3 month KLIBOR	3.860	—	(5,465)	(5,465)
							$(2,664)	$(2,664)

Currency swap agreements9

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[8]	Receive rate[8]	Upfront payments	Value	Unrealized depreciation
BB	PHP	8,238,200	USD	200,614	12/18/15	1.300%	6 month USD LIBOR	—	$(1,561)	$(1,561)

Credit default swaps on credit indices—buy protection9

Counterparty	Referenced index[10]	Notional amount		Termination date	Payments made by the Fund[8]	Upfront payments received	Value	Unrealized depreciation
BB	CDX.EM.Series 18 Index	USD	150,000	12/20/17	5.000%	$17,565	$(20,358)	$(2,793)
DB	CDX.EM.Series 17 Index	USD	150,000	06/20/17	5.000	15,195	(18,855)	(3,660)
GSI	CDX.EM.Series 18 Index	USD	400,000	12/20/17	5.000	45,457	(54,286)	(8,829)
MLI	CDX.EM.Series 18 Index	USD	150,000	12/20/17	5.000	17,107	(20,358)	(3,251)
						$95,324	$(113,857)	$(18,533)

Credit default swaps on sovereign issues—buy protection10

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments made by the Fund[8]	Upfront payments made	Value	Unrealized depreciation
CSI	Bolivarian Republic of Venezuela bond, 9.250%, due 09/15/27	USD	80,000	12/20/17	5.000%	$(8,812)	$4,508	$(4,304)

23

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2012 (unaudited)

Credit default swaps on sovereign issues—sell protection12

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments received by the Fund[8]	Upfront payments received	Value	Unrealized appreciation	Credit spread[13]
BB	Russian Federation bond, 2.250%, due 03/31/30	USD	300,000	12/20/22	1.000%	$28,221	$(22,928)	$5,293	1.889%
GSI	United Mexican States bond, 5.950%, due 03/19/19	USD	250,000	09/20/22	1.000	15,632	(7,336)	8,296	1.342
GSI	Federative Republic of Brazil bond, 12.250%, due 03/06/30	USD	250,000	09/20/22	1.000	19,720	(9,644)	10,076	1.451
						$63,573	$(39,908)	$23,665

Total return swap agreements9

Counterparty	Notional amount		Termination date	Payments received by the Fund	Upfront payments made[15]	Value	Unrealized appreciation
BB	BRL	830,000	07/26/13	—[14]	$(1,177,360)	$1,257,458	$80,098

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$5,158,342	$—	$5,158,342
Non-US government obligations	—	17,401,118	—	17,401,118
Structured notes	—	546,576	—	546,576
Short-term investment	—	1,675,962	—	1,675,962
Forward foreign currency contracts, net	—	83,115	—	83,115
Futures contracts, net	(15,205)	—	—	(15,205)
Swap agreements, net	—	1,103,976	—	1,103,976
Total	$(15,205)	$25,969,089	$—	$25,953,884

At December 31, 2012, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2012, the value of these securities amounted to $7,839,803 or 29.78% of net assets.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $1,423,326 or 5.41% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2012 and changes periodically.

4  Security has yet to make its first payment. Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.

24

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2012 (unaudited)

5  Rate shown is the discount rate at date of purchase.

6  Interest rate shown is the discount rate at the date of purchase.

7  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 07/23/12[a]	Purchases during the period ended 12/31/12	Sales during the period ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the period ended 12/31/12
UBS Cash Management Prime Relationship Fund	$—	$28,022,805	$26,346,843	$1,675,962	$2,544

a  Fund commenced operations on July 23, 2012.

8  Payments made or received are based on the notional amount.

9  Security is illiquid. At December 31, 2012, the value of these securities and other illiquid derivative instruments amounted to $1,259,019 or 4.78% of net assets.

10  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

11  Payments from/to the counterparty will be received/made upon the occurrence of a bankruptcy and/or restructuring event with respect to the referenced index/obligation.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

14  Payment is based on the performance of the underlying Brazilian Government 6.000% bond, due 08/15/50.

15  Payment made to fully fund swap.

See accompanying notes to financial statements.
25

UBS Fixed Income Opportunities Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") returned 2.52% (Class A shares declined 2.14% after the deduction of the maximum sales charge), while Class Y shares returned 2.65%. For comparison purposes, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index (the "Index") returned 0.23% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 28; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period, largely due to sector allocation and security selection across spread sectors, such as investment grade and high yield credit, commercial mortgage-backed securities (CMBS) and emerging markets debt.

The Fund extensively utilizes derivatives as part of its investment strategy across global interest rate, credit and currency markets. To facilitate specific duration and yield curve strategies, the Fund utilized different interest rate derivatives, including, but not limited to, futures, options, swaps and swaptions. Credit default swaps and credit default swaptions were used to help implement credit-related investment strategies as part of the Fund's sector allocation and security selection. Lastly, the Fund utilized currency derivatives, such as currency forwards and swaps, as part of its currency management strategy.

While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, overall, the Fund's interest rate- and spread sector-related hedging strategies detracted from results. Currency positioning was also a negative for performance. In contrast, sector allocation was a positive contributor to results.

Portfolio performance summary1

What worked

•  Allocations to several spread sectors (non-US Treasuries) were positive for results during the reporting period.

  – The Fund's allocations to both high yield corporate bonds and investment grade corporate bonds were rewarded. Allocations to securities in these sectors produced solid results, given overall strong demand from investors looking to generate incremental yield in the low interest rate environment. The performance of the Fund's long exposures more than offset the negative results generated by hedging strategies employed in both sectors.

  – A small allocation to CMBS, net of hedging positions, proved beneficial to performance. Much of this was driven by CMBS holdings that were lower in the capital structure.

  – The Fund's emerging markets debt exposure was additive for performance during the reporting period. Throughout much of the period, the Fund's overweight exposures (relative to the US) to Brazil, South Africa and Turkey contributed to performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

26

UBS Fixed Income Opportunities Fund

•  Duration and yield curve positioning contributed to performance. We tactically adjusted the Fund's duration and yield curve positioning among countries during the period, which was a positive for results. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

What didn't work

•  Overall, currency positioning was a negative for performance. The Fund's active currency decisions in several developed countries, including the euro and the Japanese yen, hurt performance.

•  Hedging strategies detracted from performance. The Fund benefited from duration and yield curve positioning. However, this was more than offset by other interest rate-related and volatility hedging strategies.

This letter is intended to assist shareholders in understanding how the Fund performed for the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

27

UBS Fixed Income Opportunities Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	2.52%	6.29%	3.18%
Class C3	2.16	5.66	2.60
Class Y4	2.65	6.56	3.47
After deducting maximum sales charge
Class A2	(2.14)%	1.46%	0.93%
Class C3	1.41	4.91	2.60
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index[5]	0.23%	0.51%	0.39%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.51% and 1.04%; Class C—2.02% and 1.54%; Class Y—1.23% and 0.79%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

28

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
US Treasury Notes, 2.000%, due 02/15/22	7.3%
US Treasury Bonds, PO, 5.103%, due 05/15/40	3.1
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17	3.0
Citigroup, Inc., 0.851%, due 05/31/17	2.3
Petrohawk Energy Corp., 7.250%, due 08/15/18	2.0
Lloyds TSB Bank PLC, 6.500%, due 03/24/20	1.8
Morgan Stanley, 6.625%, due 04/01/18	1.7
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15	1.7
Eksportfinans ASA, 1.600%, due 03/20/14	1.6
International Lease Finance Corp., 8.625%, due 09/15/15	1.3
Total	25.8%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2012

Percentage of net assets
United States	57.1%
United Kingdom	4.2
Spain	2.9
Ireland	2.7
Luxembourg	2.2
Total	69.1%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Building materials	2.25%
Cable TV	1.03
Capital markets	1.74
Commercial banks	8.62
Commercial services & supplies	1.33
Computers & peripherals	0.40
Consumer finance	2.90
Containers & packaging	1.19
Diversified financial services	15.22
Diversified operations	0.51
Diversified telecommunication services	0.75
Electronic equipment, instruments & components	0.91
Energy	0.71
Health care providers & services	0.53
Hotels, restaurants & leisure	1.41
Independent power producers & energy traders	0.59
Insurance	2.51
Internet software & services	0.25
IT services	0.40
Leisure equipment & products	0.46
Machinery	1.33
Media	0.87
Metals & mining	1.45
Oil, gas & consumable fuels	8.72
Telecommunications	0.33
Tobacco	1.08
Total corporate bonds	57.49%
Asset-backed securities	2.99
Collateralized debt obligations	0.85
Commercial mortgage-backed securities	7.59
Mortgage & agency debt security	0.19
Municipal bonds	2.45
US government obligations	11.21
Non-US government obligation	0.39
Total bonds	83.16%
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	19.75
Short-term investment	1.81
Options purchased	4.91
Total investments	109.63%
Liabilities, in excess of cash and other assets	(9.63)
Net assets	100.00%
1  Figures represent the direct investments of UBS Fixed Income Opportunities Fund (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment company and derivatives exposure was included.

29

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds: 83.16%
Corporate bonds: 57.49%
Australia: 2.00%
Crown Group Finance Ltd., 5.750%, due 07/18/17	AUD	370,000	$393,516
Sydney Airport Finance Co. Pty Ltd., 3.900%, due 03/22/23[1]		$730,000	745,689
8.000%, due 07/06/15	AUD	500,000	558,583
Total Australia corporate bonds			1,697,788
Brazil: 1.93%
Caixa Economica Federal, 2.375%, due 11/06/17[1]		$520,000	516,100
Petrobras International Finance Co., 5.375%, due 01/27/21		1,000,000	1,121,600
Total Brazil corporate bonds			1,637,700
Cayman Islands: 0.91%
Hutchison Whampoa International Ltd., 3.250%, due 11/08/22[1]		430,000	431,937
Seagate Technology HDD Holdings, 6.800%, due 10/01/16		300,000	336,000
Total Cayman Islands corporate bonds			767,937
China: 0.25%
Baidu, Inc., 3.500%, due 11/28/22		210,000	210,589
Germany: 1.84%
HeidelbergCement Finance BV, 8.500%, due 10/31/19[2]	EUR	500,000	821,339
Unitymedia GmbH, 9.625%, due 12/01/19[2]		500,000	738,842
Total Germany corporate bonds			1,560,181
Ireland: 2.69%
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[2]		700,000	1,005,736
Irish Life & Permanent PLC, 3.600%, due 01/14/13[1]		$400,000	400,000
The Governor & Co. of the Bank of Ireland, 4.000%, due 01/28/15	EUR	250,000	334,937
5.875%, due 05/03/13		400,000	533,854
Total Ireland corporate bonds			2,274,527
	Face amount		Value
Italy: 0.92%
Edison SpA, 3.875%, due 11/10/17[2]	EUR	350,000	$502,399
Wind Acquisition Finance SA, 11.750%, due 07/15/17[2]		200,000	276,530
Total Italy corporate bonds			778,929
Luxembourg: 2.20%
ArcelorMittal, 5.375%, due 06/01/13		$330,000	333,313
6.000%, due 03/01/21		900,000	897,420
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21		575,000	633,938
Total Luxembourg corporate bonds			1,864,671
Mexico: 1.28%
Cemex Finance LLC, 9.500%, due 12/14/16[1]		1,000,000	1,087,500
Netherlands: 0.86%
Ziggo Bond Co. BV, 8.000%, due 05/15/18[2]	EUR	500,000	725,972
Norway: 1.94%
Eksportfinans ASA, 1.600%, due 03/20/14	JPY	124,000,000	1,380,673
5.500%, due 06/26/17		$250,000	263,107
Total Norway corporate bonds			1,643,780
Portugal: 1.79%
EDP Finance BV, 4.750%, due 09/26/16	EUR	750,000	1,022,691
4.900%, due 10/01/19[1]		$500,000	495,392
Total Portugal corporate bonds			1,518,083
Spain: 2.92%
BBVA US Senior SAU, 4.664%, due 10/09/15		660,000	676,709
Cirsa Funding Luxembourg SA, 8.750%, due 05/15/18[2]	EUR	300,000	394,005
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]		$1,400,000	1,406,356
Total Spain corporate bonds			2,477,070
United Kingdom: 3.32%
FCE Bank PLC, 5.125%, due 11/16/15	GBP	500,000	873,597
HBOS PLC, 6.750%, due 05/21/18[1]		$400,000	430,500

30

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United Kingdom—(Concluded)
Lloyds TSB Bank PLC, 6.500%, due 03/24/20	EUR	1,000,000	$1,507,647
Total United Kingdom corporate bonds			2,811,744
United States: 32.64%
Ally Financial, Inc., 3.125%, due 01/15/16		$210,000	210,226
3.527%, due 06/15/15[3]		1,140,000	1,031,928
American International Group, Inc., 4.250%, due 09/15/14		750,000	790,049
4.375%, due 04/26/16	EUR	400,000	570,869
5.000%, due 06/26/17		200,000	297,200
Amsouth Bank, 5.200%, due 04/01/15		$450,000	470,250
Anadarko Petroleum Corp., 6.375%, due 09/15/17		600,000	716,697
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17		750,000	803,437
Capital One Capital III, 7.686%, due 08/15/36		400,000	400,000
Case New Holland, Inc., 7.875%, due 12/01/17		950,000	1,123,375
CIT Group, Inc., 5.000%, due 05/15/17		500,000	530,000
5.250%, due 04/01/14[1]		900,000	931,500
Citigroup, Inc., 0.851%, due 05/31/17[4]	EUR	1,600,000	1,953,708
5.000%, due 09/15/14		$750,000	789,066
DISH DBS Corp., 7.875%, due 09/01/19		740,000	876,900
El Paso Corp., 7.250%, due 06/01/18		900,000	1,040,254
Energy Transfer Partners LP, 6.050%, due 06/01/41		680,000	773,661
9.000%, due 04/15/19		270,000	356,019
Fidelity National Financial, Inc., 5.500%, due 09/01/22		110,000	121,751
Ford Motor Credit Co. LLC, 4.250%, due 09/20/22		850,000	898,777
Forest Oil Corp., 8.500%, due 02/15/14		250,000	265,000
General Motors Financial Co., Inc., 4.750%, due 08/15/17[1]		320,000	336,477
HCA, Inc., 7.875%, due 02/15/20		400,000	445,000
	Face amount	Value
International Lease Finance Corp., 8.625%, due 09/15/15	$1,000,000	$1,123,750
Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16	750,000	819,848
Linn Energy LLC, 6.250%, due 11/01/19[1]	600,000	603,000
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17	2,200,000	2,583,581
Morgan Stanley, 6.625%, due 04/01/18	1,250,000	1,473,219
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]	250,000	349,600
Petrohawk Energy Corp., 7.250%, due 08/15/18	1,500,000	1,693,420
Plains Exploration & Production Co., 6.500%, due 11/15/20	370,000	409,775
6.875%, due 02/15/23	170,000	194,225
Regions Financial Corp., 5.750%, due 06/15/15	250,000	270,313
7.750%, due 11/10/14	340,000	376,992
Reynolds American, Inc., 4.750%, due 11/01/42	370,000	373,285
7.250%, due 06/15/37	410,000	537,646
Sanmina-SCI Corp., 7.000%, due 05/15/19[1]	760,000	775,200
The Western Union Co., 2.375%, due 12/10/15	340,000	341,574
Total United States corporate bonds		27,657,572
Total corporate bonds (cost $46,806,355)		48,714,043
Asset-backed securities: 2.99%
United States: 2.99%
Accredited Mortgage Loan Trust, Series 2006-1, Class A3, 0.390%, due 04/25/36[4]	290,009	265,386
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 0.360%, due 08/25/36[4]	604,823	543,983
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 0.530%, due 11/25/35[4]	927,924	890,377
Saxon Asset Securities Trust, Series 2006-2, Class A3C, 0.360%, due 09/25/36[4]	1,032,264	833,064
Total asset-backed securities (cost $2,327,103)		2,532,810

31

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Collateralized debt obligations: 0.85%
United Kingdom: 0.85%
Jubilee CDO BV, Series IIIX, Class A1, 0.805%, due 04/20/17[2,4,5]	$62,133	$81,147
Series III X, Class A2, 1.305%, due 04/20/17[2,4,5]	500,000	641,235
Total collateralized debt obligations (cost $758,787)		722,382
Commercial mortgage-backed securities: 7.59%
United States: 7.59%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.635%, due 04/10/49[4]	500,000	568,950
Series 2007-4, Class AM, 5.796%, due 02/10/51[4]	425,000	478,142
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.702%, due 12/10/49[4]	425,000	481,953
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class AM, 5.347%, due 12/10/46	150,000	166,339
CW Capital Cobalt Ltd., Series 2007-C3, Class AJ, 5.803%, due 05/15/46[4]	575,000	390,123
Series 2007-C3, Class AM, 5.803%, due 05/15/46[4]	400,000	439,336
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.812%, due 06/15/49[4]	375,000	437,306
Series 2007-LD12, Class AM, 6.002%, due 02/15/51[4]	1,000,000	1,118,771
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.789%, due 08/12/45[1,4]	625,000	699,859
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class AM, 5.818%, due 05/15/46[4]	475,000	536,485
Series 2007-C33, Class AM, 5.921%, due 02/15/51[4]	1,000,000	1,118,564
Total commercial mortgage-backed securities (cost $5,946,987)		6,435,828
	Face amount	Value
Mortgage & agency debt security: 0.19%
United States: 0.19%
Federal Home Loan Mortgage Corp.,[6] 3.000%, due 05/15/27 (cost $153,229)	$1,404,672	$163,274
Municipal bonds: 2.45%
State of California, GO Bonds, 7.300%, due 10/01/39	800,000	1,108,584
State of Illinois, GO bonds, 5.665%, due 03/01/18	800,000	909,184
5.877%, due 03/01/19	50,000	57,365
Total municipal bonds (cost $1,700,198)		2,075,133
US government obligations: 11.21%
US Treasury Bonds, PO, 3.145%, due 08/15/42[3,7]	1,750,000	689,726
5.103%, due 05/15/40[3,7]	6,000,000	2,601,090
US Treasury Notes, 2.000%, due 02/15/22[7]	6,000,000	6,204,846
Total US government obligations (cost $8,554,545)		9,495,662
Non-US government obligation: 0.39%
Croatia: 0.39%
Republic of Croatia, 6.250%, due 04/27/17[2] (cost $334,554)	300,000	328,950
Total bonds (cost $66,581,758)		70,468,082
	Shares
Investment company: 19.75%
UBS Opportunistic Emerging Markets Debt Relationship Fund*[8] (cost $14,225,544)	831,139	16,734,568
Short-term investment: 1.81%
Investment company: 1.81%
UBS Cash Management Prime Relationship Fund[8] (cost $1,530,523)	1,530,523	1,530,523

32

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Number of contracts	Value
Options purchased*: 4.91%
Call options: 0.35%
10 Year US Treasury Notes, strike @ USD 133.00, expires January 2013	241	$120,500
30 Year US Treasury Bonds, strike @ USD 148.00, expires February 2013	40	72,500
5 Year US Treasury Notes, strike @ USD 124.00, expires January 2013	108	56,531
5 Year US Treasury Notes, strike @ USD 124.25, expires January 2013	132	44,344
5 Year US Treasury Notes, strike @ USD 125.00, expires January 2013	60	2,344
		296,219
Put options: 0.55%
10 Year Japanese Government Bond, strike @ JPY 144.00, expires January 2013	5	31,165
10 Year US Treasury Notes, strike @ USD 133.00, expires January 2013	241	173,219
30 Year US Treasury Bonds, strike @ USD 144.00, expires January 2013	240	82,500
30 Year US Treasury Bonds, strike @ USD 148.00, expires February 2013	40	92,500
5 Year US Treasury Notes, strike @ USD 124.00, expires January 2013	108	11,812
5 Year US Treasury Notes, strike @ USD 124.25, expires January 2013	132	22,688
90 Day Euro-Dollar Time Deposit, strike @ USD 99.38, expires March 2013	723	9,037
90 Day Euro-Dollar Time Deposit, strike @ USD 99.63, expires March 2013	723	22,594
Euro-Schatz, strike @ EUR 110.70, expires February 2013	301	19,865
		465,380
	Notional amount		Value
Options purchased on interest rate swaps: 4.01%[5]
Expiring 01/06/14. If option exercised the Fund pays semi-annually 2.765% and receives semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 01/06/24. European style. Counterparty: DB	GBP	4,630,000	$69,585
Expiring 01/06/14. If option exercised the Fund pays semi-annually floating 6 month GBP LIBOR and receives semi-annually 2.765%. Underlying interest rate swap terminating 01/06/24. European style. Counterparty: DB		4,630,000	472,394
Expiring 06/14/13. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 3.410%. Underlying interest rate swap terminating 06/18/18. European style. Counterparty: DB		$8,240,000	976,786
Expiring 06/14/21. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 5.080%. Underlying interest rate swap terminating 06/16/26. European style. Counterparty: DB		4,050,000	339,631
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB		3,050,000	5,316

33

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Notional amount		Value
Options purchased*—(Concluded)
Options purchased on interest rate swaps—(Concluded)
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB		$8,650,000	$262,892
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB		8,650,000	31,452
Expiring 12/08/14. If option exercised the Fund pays quarterly floating 3 month EURIBOR and receives annually 2.325%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB	EUR	32,000,000	779,538
Expiring 12/19/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB		8,650,000	265,931
	Notional amount		Value
Expiring 12/19/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB		$8,650,000	$31,880
Expiring 12/24/13. If option exercised the Fund pays semi-annually 2.140% and receives semi-annually floating 6 month JPY LIBOR. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: BB	JPY	310,000,000	52,134
Expiring 12/24/13. If option exercised the Fund pays semi-annually 2.140% and receives semi-annually floating 6 month JPY LIBOR. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: JPMCB		670,000,000	112,676
			3,400,215
Total options purchased (cost $3,241,228)			4,161,814
Total investments: 109.63% (cost $85,579,053)			92,894,987
Liabilities, in excess of cash and other assets: (9.63%)			(8,157,217)
Net assets: 100.00%			$84,737,770

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,545,584
Gross unrealized depreciation	(1,229,650)
Net unrealized appreciation of investments	$7,315,934

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 43.

34

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	JPY	159,800,000	USD	1,896,016	03/04/13	$50,617
JPMCB	AUD	2,665,000	USD	2,769,774	03/04/13	14,564
JPMCB	GBP	565,000	USD	905,233	03/04/13	(12,417)
JPMCB	JPY	249,200,000	USD	3,039,814	03/04/13	162,008
JPMCB	USD	784,428	CAD	780,000	03/04/13	(1,256)
MSCI	EUR	11,160,000	USD	14,457,942	03/04/13	(280,401)
Net unrealized depreciation on forward foreign currency contracts						$(66,885)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 54 contracts (USD)	March 2013	$8,864,950	$8,780,062	$(84,888)
2 Year US Treasury Notes, 112 contracts (USD)	March 2013	24,682,574	24,692,500	9,926
US Treasury futures sell contracts:
5 Year US Treasury Notes, 123 contracts (USD)	March 2013	(15,304,158)	(15,302,930)	1,228
10 Year US Treasury Notes, 21 contracts (USD)	March 2013	(2,791,661)	(2,788,406)	3,255
Interest rate futures sell contracts:
Euro-Bobl, 15 contracts (EUR)	March 2013	(2,511,678)	(2,530,740)	(19,062)
Euro-Bund, 14 contracts (EUR)	March 2013	(2,661,930)	(2,691,325)	(29,395)
Net unrealized depreciation on futures contracts				$(118,936)

Currency swap agreements5

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[9]	Receive rate[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	AUD	8,158,397	USD	8,550,000	12/24/13	3 month BBSW	3 month USD LIBOR	$—	$69,884	$69,884
BB	USD	8,550,000	AUD	8,158,397	12/24/22	3 month USD LIBOR	3 month BBSW	—	(73,613)	(73,613)
MLI	CAD	6,678,500	USD	6,847,637	03/16/40	3 month BA	3 month USD LIBOR	(141,380)	167,468	26,088
MLI	USD	6,847,637	CAD	6,678,500	03/16/20	3 month USD LIBOR	3 month BA	106,250	(129,421)	(23,171)
								$(35,130)	$34,318	$(812)

35

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	USD	1,470,000	06/16/26	3.624%	3 month USD LIBOR	$—	$(9,427)	$(9,427)
BB	USD	11,850,000	12/31/14	0.408	3 month USD LIBOR	—	(1,806)	(1,806)
BB	USD	72,000,000	06/20/13	3 month USD LIBOR	1 month USD LIBOR	—	45,014	45,014
BB	USD	72,000,000	06/20/21	1 month USD LIBOR	3 month USD LIBOR	—	169,340	169,340
CITI	USD	1,860,000	02/15/36	4.668	3 month USD LIBOR	532,304	(733,410)	(201,106)
CSI	CAD	1,550,000	02/11/22	4.145	3 month BA	—	(278,211)	(278,211)
CSI	CAD	5,490,000	02/11/17	3 month BA	3.500%	(46,221)	463,298	417,077
CSI	CAD	6,125,000	02/11/14	2.775	3 month BA	—	(131,815)	(131,815)
CSI	USD	2,650,000	08/12/16	3 month USD LIBOR	1.194	—	70,842	70,842
DB	USD	695,000	05/15/40	4.560	3 month USD LIBOR	—	(489,657)	(489,657)
DB	USD	875,000	05/15/40	3.470	3 month USD LIBOR	(157,000)	(235,230)	(392,230)
DB	USD	1,250,000	09/23/20	2.690	3 month USD LIBOR	(23,000)	(130,288)	(153,288)
DB	USD	1,250,000	06/27/42	3.489	3 month USD LIBOR	286,937	(212,337)	74,600
DB	USD	1,450,000	02/15/38	3.669	3 month USD LIBOR	365,433	(309,233)	56,200
DB	USD	3,000,000	12/15/15	1.521	3 month USD LIBOR	(41,000)	(93,542)	(134,542)
DB	USD	4,550,000	02/15/38	4.474	3 month USD LIBOR	1,815,900	(1,684,909)	130,991
JPMCB	CAD	1,550,000	02/11/22	3 month BA	4.145	—	278,211	278,211
JPMCB	CAD	5,490,000	02/11/17	3.500	3 month BA	—	(463,298)	(463,298)
JPMCB	CAD	6,125,000	02/11/14	3 month BA	2.775	—	131,814	131,814
JPMCB	EUR	2,600,000	05/04/42	2.460	6 month EURIBOR	—	(235,709)	(235,709)
JPMCB	EUR	5,850,000	05/04/22	6 month EURIBOR	2.130	—	553,856	553,856
JPMCB	USD	4,500,000	02/18/16	2.532	3 month USD LIBOR	—	(324,301)	(324,301)
JPMCB	USD	70,000,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	90,353	90,353
MLI	CAD	1,060,000	02/04/41	4.208	3 month BA	—	(348,534)	(348,534)
MLI	CAD	3,000,000	02/04/31	3 month BA	4.310	5,192	757,537	762,729
MLI	CAD	3,030,000	02/04/21	3.725	3 month BA	79,133	(416,706)	(337,573)

36

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

Interest rate swap agreements—(Concluded)

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
MLI	CAD	9,280,000	04/08/17	3 month BA	1.978%	$—	$151,260	$151,260
MLI	JPY	176,000,000	04/26/21	6 month JPY LIBOR	1.334	—	117,501	117,501
MLI	JPY	676,000,000	04/26/16	0.706	6 month JPY LIBOR	—	(126,355)	(126,355)
MLI	JPY	841,000,000	04/26/13	6 month JPY LIBOR	0.451	—	6,828	6,828
MLI	USD	3,630,000	06/16/21	3 month USD LIBOR	3.171	—	158,810	158,810
MLI	USD	3,670,000	06/27/42	4.449	3 month USD LIBOR	1,587,000	(1,368,485)	218,515
MLI	USD	4,020,000	06/18/18	2.090	3 month USD LIBOR	—	(216,610)	(216,610)
MLI	USD	20,000,000	06/27/19	3.298	3 month USD LIBOR	2,437,431	(2,725,718)	(288,287)
MSCI	CAD	8,870,000	04/08/17	3.600	3 month BA	—	(774,577)	(774,577)
MSCI	USD	3,000,000	06/27/22	2.970	3 month USD LIBOR	327,061	(348,588)	(21,527)
						$7,169,170	$(8,664,082)	$(1,494,912)

Credit default swaps on credit indices—buy protection10

Counterparty	Referenced index[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized depreciation
CSI	CMBX.NA.AAA Series 4 Index	USD	4,000,000	02/17/51	0.350%	$(410,241)	$174,500	$(235,741)
JPMCB	iTraxx Europe Crossover Series 18 Index	EUR	3,250,000	12/20/17	5.000	(57,548)	(37,151)	(94,699)
JPMCB	iTraxx Europe Series 18 Index	EUR	10,500,000	12/20/17	1.000	(183,908)	109,702	(74,206)
JPMCB	CDX.NA.IG. Series 19 Index	USD	3,850,000	12/20/17	1.000	3,840	(9,824)	(5,984)
MLI	CDX.EM. Series 18 Index	USD	3,000,000	12/20/17	5.000	338,289	(407,152)	(68,863)
MSCI	CDX.EM. Series 18 Index	USD	13,000,000	12/20/17	5.000	1,441,827	(1,764,324)	(322,497)
						$1,132,259	$(1,934,249)	$(801,990)

37

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

Credit default swaps on corporate and sovereign issues—buy protection10

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Credit Suisse Group Finance Guernsey Ltd. bond, 5.000%, due 07/29/19	EUR	1,250,000	09/20/16	1.000%	$(23,849)	$(26,596)	$(50,445)
BB	FirstEnergy Solutions Corp. bond, 7.375%, due 11/15/31	USD	850,000	03/20/18	1.000	(2,532)	432	(2,100)
BB	Aetna, Inc. bond, 6.625%, due 06/15/36	USD	875,000	03/20/17	1.000	14,270	(21,080)	(6,810)
BB	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	875,000	03/20/17	1.000	17,523	(26,528)	(9,005)
BB	Verizon Communications bond, 4.900%, due 09/15/15	USD	2,750,000	12/20/16	1.000	36,715	(69,574)	(32,859)
BB	United Mexican States bond, 5.950%, due 03/19/19	USD	4,200,000	12/20/17	1.000	(12,061)	(14,154)	(26,215)
DB	ING Bank NV bond, 5.250%, due 06/07/19	EUR	2,500,000	06/20/16	1.000	(9,883)	(34,082)	(43,965)
JPMCB	Eastman Chemical Co. bond, 7.600%, due 02/01/27	USD	850,000	12/20/17	1.000	4,549	(8,561)	(4,012)
JPMCB	XL Group PLC bond, 6.250%, due 05/15/27	USD	875,000	03/20/17	1.000	(6,949)	(5,305)	(12,254)
JPMCB	Government of Japan bond, 2.000%, due 03/21/22	USD	2,500,000	12/20/17	1.000	12,582	(28,890)	(16,308)
JPMCB	Government of France bond, 4.250%, due 04/25/19	USD	3,025,000	09/20/16	0.250	(97,127)	39,151	(57,976)
MLI	Deustche Bank AG bond, 5.125%, due 08/31/17	EUR	1,250,000	06/20/17	1.000	(50,558)	(16,217)	(66,775)
MLI	Credit Agricole SA bond, 5.065%, due 08/10/22	EUR	2,750,000	06/20/16	1.000	(88,491)	2,334	(86,157)
MLI	Weyerhaeuser Co. bond, 7.125%, due 07/15/23	USD	875,000	03/20/17	1.000	(10,384)	(5,317)	(15,701)
MLI	BorgWarner, Inc. bond, 8.000%, due 10/01/19	USD	875,000	03/20/17	1.000	(6,953)	(4,981)	(11,934)
MLI	MeadWestvaco Corp. bond, 7.950%, due 02/15/31	USD	875,000	03/20/17	1.000	(7,982)	(6,002)	(13,984)
MLI	United Parcel Service of America, Inc. bond, 8.375%, due 04/01/30	USD	3,500,000	06/20/16	1.000	110,916	(95,540)	15,376
MSCI	BNP Paribas bond, 4.250%, due 01/16/14	EUR	2,500,000	06/20/16	1.000	(10,692)	(15,798)	(26,490)
MSCI	Chesapeake Energy Corp. bond, 6.625%, due 08/15/20	USD	875,000	03/20/17	5.000	(1,490)	9,387	7,897
MSCI	Devon Energy Corp. bond, 7.950%, due 04/15/32	USD	875,000	06/20/17	1.000	11,270	(7,971)	3,299

38

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

Credit default swaps on corporate and sovereign issues—buy protection10—(Concluded)

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
MSCI	Target Corp. bond, 5.375%, due 05/01/17	USD	1,750,000	12/20/16	1.000%	$28,122	$(48,787)	$(20,665)
MSCI	VF Corp. bond, 5.950%, due 11/01/17	USD	2,750,000	12/20/16	1.000	28,226	(67,782)	(39,556)
						$(64,778)	$(451,861)	$(516,639)

Credit default swaps on credit indices—sell protection12

Counterparty	Referenced index[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments received	Value	Unrealized appreciation	Credit spread[13]
CITI	MCDX.NA.Series 19 Index	USD	3,850,000	12/20/17	1.000%	$107,877	$(103,690)	$4,187	1.645%
MLI	CDX.NA.HY.Series 15 Index	USD	1,104,000	12/20/15	5.000	73,014	52,877	125,891	3.479
						$180,891	$(50,813)	$130,078

Credit default swaps on corporate and sovereign issues—sell protection12

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[13]
BB	NextEra Energy Capital Holdings, Inc. bond, 7.875%, due 12/15/15	USD	850,000	03/20/18	1.000%	$12,528	$(10,962)	$1,566	1.264%
BB	UnitedHealth Group, Inc. bond, 6.000%, due 02/15/18	USD	875,000	03/20/17	1.000	—	15,683	15,683	0.578
DB	Potash Corporation of Saskatchewan, Inc. bond, 6.500%, due 05/15/19	USD	850,000	12/20/17	1.000	—	3,961	3,961	0.911
JPMCB	People's Republic of China bond, 4.250%, due 10/28/14	USD	2,500,000	12/20/17	1.000	(9,518)	46,637	37,119	0.625
MLI	Aegon NV bond, 4.125%, due 12/08/14	EUR	900,000	03/20/16	1.000	36,430	(8,719)	27,711	1.243
MLI	Georgia-Pacific LLC bond, 7.750%, due 11/15/29	USD	875,000	03/20/17	1.000	10,384	5,320	15,704	0.861
MLI	Johnson Control, Inc. bond, 7.125%, due 07/15/17	USD	875,000	03/20/17	1.000	13,791	(3,314)	10,477	1.100
MLI	International Paper Co. bond, 5.300%, due 04/01/15	USD	875,000	03/20/17	1.000	7,982	6,082	14,064	0.840

39

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

Credit default swaps on corporate and sovereign issues—sell protection12—(Concluded)

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[13]
MLI	JPMorgan Chase & Co. bond, 4.750%, due 03/01/15	USD	875,000	03/20/17	1.000%	$6,259	$10,176	$16,435	0.728%
MSCI	Canadian Natural Resources Ltd. bond, 6.250%, due 03/15/38	USD	875,000	06/20/17	1.000	7,355	(887)	6,468	1.031
MSCI	MetLife, Inc. bond, 5.000%, due 06/15/15	USD	1,300,000	06/20/16	1.000	23,959	(9,192)	14,767	1.218
MSCI	Wal-Mart Stores, bond, Inc., 5.875%, due 04/05/27	USD	1,750,000	12/20/16	1.000	(28,122)	48,208	20,086	0.312
						$81,048	$102,993	$184,041

Total return swap agreements5

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
JPMCB	USD	3,600,000	03/25/13	—[14]	3 month USD LIBOR	—	$(67,999)	$(67,999)
MSCI	USD	3,600,000	03/25/13	3 month USD LIBOR	—[14]	—	73,693	73,693
							$5,694	$5,694

Options written

	Expiration date	Premiums received	Value
Call options
Euro-Schatz, 301 contracts, strike @ EUR 110.80	February 2013	$52,368	$(53,636)
Put options
90 Day Euro-Dollar Time Deposit, 1,446 contracts, strike @ USD 99.50	March 2013	61,214	(27,113)
Euro-Schatz, 301 contracts, strike @ EUR 110.20	February 2013	7,422	(1,987)
Options written on interest rate swaps[5]
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	194,625	(173,323)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	216,250	(175,830)
If option exercised the Fund receives annually 3.325% and pays quarterly floating 3 month EURIBOR. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 32,000,000	December 2014	155,492	(11,220)
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 32,000,000	December 2014	180,157	(576,750)

40

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

Options written (Concluded)

	Expiration date	Premiums received	Value
If option exercised the Fund receives quarterly floating 3 month USD LIBOR and pays semi-annually 4.700%. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: DB, Notional Amount USD 10,200,000	June 2016	$402,115	$(1,230,887)
If option exercised the Fund receives semi-annually 1.620% and pays semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 01/06/16. European style. Counterparty: BB, Notional Amount GBP 21,000,000	January 2014	276,702	(23,957)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	63,135	(1,386)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	38,735	(281)
If option exercised the Fund receives semi-annually floating 6 month GBP LIBOR and pays semi-annually 1.620%. Underlying interest rate swap terminating 01/06/16. European style. Counterparty: BB, Notional Amount GBP 21,000,000	January 2014	276,702	(552,482)
If option exercised the Fund receives semi-annually floating 6 month JPY LIBOR and pays semi-annually 1.600%. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: BB, Notional Amount JPY 310,000,000	December 2013	51,494	(44,919)
If option exercised the Fund receives semi-annually floating 6 month JPY LIBOR and pays semi-annually 1.600%. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: MSC, Notional Amount JPY 670,000,000	December 2013	248,815	(97,097)
Options written on credit default swaps on credit indices[5]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 19 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/17. European style. Counterparty: JPMCB, Notional Amount USD 4,250,000	March 2013	17,000	(10,284)
Total options written		$2,242,226	$(2,981,152)

Written options activity for the period ended December 31, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	883	$126,189
Options written	6,402	828,687
Options terminated in closing purchase transactions	(3,338)	(737,295)
Options expired prior to exercise	(1,899)	(96,577)
Options outstanding at December 31, 2012	2,048	$121,004

Written swaption activity for the period ended December 31, 2012 was as follows:

Swaptions outstanding at June 30, 2012	$1,827,295
Swaptions written	789,619
Swaptions terminated in closing purchase transactions	(495,692)
Swaptions expired prior to exercise	—
Written swaptions outstanding at December 31, 2012	$2,121,222

41

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$48,714,043	$—	$48,714,043
Asset-backed securities	—	2,532,810	—	2,532,810
Collateralized debt obligations	—	722,382	—	722,382
Commercial mortgage-backed securities	—	6,435,828	—	6,435,828
Mortgage & agency debt securities	—	163,274	—	163,274
Municipal bonds	—	2,075,133	—	2,075,133
US government obligations	—	9,495,662	—	9,495,662
Non-US government obligations	—	328,950	—	328,950
Investment company	—	16,734,568	—	16,734,568
Short-term investment	—	1,530,523	—	1,530,523
Options purchased	761,599	3,400,215	—	4,161,814
Forward foreign currency contracts, net	—	(66,885)	—	(66,885)
Futures contracts, net	(118,936)	—	—	(118,936)
Swap agreements, net	—	(10,958,000)	—	(10,958,000)
Options written	(82,736)	(2,898,416)	—	(2,981,152)
Total	$559,927	$78,210,087	$—	$78,770,014

At December 31, 2012, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Asset-backed securities	Total
Assets
Beginning balance	$239,669	$239,669
Purchases	—	—
Issuances	—	—
Sales	(246,446)	(246,446)
Accrued discounts (premiums)	254	254
Total realized gain	15,409	15,409
Change in net unrealized appreciation/depreciation	(8,886)	(8,886)
Net transfers into Level 3	—	—
Net transfers out of Level 3	—	—
Ending balance	$—	$—

42

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2012 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $9,209,110 or 10.87% of net assets.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2012, the value of these securities amounted to $5,516,155 or 6.51% of net assets.

3  Rate shown is the discount rate at date of purchase.

4  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2012 and changes periodically.

5  Security is illiquid. At December 31, 2012, the value of these securities and other illiquid derivative instruments amounted to $7,603,091 or 8.97% of net assets.

6  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

7  All or a portion of these securities have been designated as collateral for open swap agreements.

8  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Net realized gain during the six months ended 12/31/12	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$1,513,534	$44,445,235	$44,428,246	—	$—	$1,530,523	$5,087
UBS Opportunistic Emerging Markets Debt Relationship Fund	12,925,043	2,500,000	—	—	1,309,525	16,734,568	—
	$14,438,577	$46,945,235	$44,428,246	—	$1,309,525	$18,265,091	$5,087

9  Payments made or received are based on the notional amount.

10  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

11  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or or restructuring event with respect to the referenced index/obligation.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

14  Payment is based on the performance of the underlying iBoxx Liquid High Yield Index.

See accompanying notes to financial statements
43

UBS Global Bond Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS Global Bond Fund (the "Fund") returned 3.65% (Class A shares declined 1.03% after the deduction of the maximum sales charge), while Class Y shares returned 3.71%. The Fund's benchmark, the Barclays Global Aggregate Index (the "Index"), returned 2.78% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 46; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive return during the reporting period and outperformed its Index, primarily due to sector allocation, currency positioning and security selection.

The Fund used derivatives during the reporting period. These derivatives included certain interest rate instruments to manage the Fund's duration and yield curve exposure, credit default swaps to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection and foreign exchange forwards to manage the Fund's currency exposures. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, overall, the Fund's duration and yield curve positioning were modest detractors from performance. However, sector allocations, currency positioning and security selection contributed to performance.

Portfolio performance summary1

What worked

•  Sector positioning was the largest contributor to performance.

  – The Fund's overweight to US investment grade financials was rewarded during the reporting period. Their spreads2 narrowed given strengthening fundamentals and overall strong demand from investors seeking to generate incremental yield in the low interest rate environment.

  – The Fund's allocation to European financials, including those from the UK, was also rewarded when improving fundamentals helped to support the sector. Additionally, the sector benefited as concerns regarding the European sovereign debt crisis receded given actions taken by the European Central Bank.

  – The Fund's exposure to European bank covered bonds with mortgage collateral boosted returns.

  – An overweight to US mortgage-backed securities ("MBS") was additive for performance given signs of improvement in the US housing market, as well as generally positive supply/demand technicals.

  – A position in US dollar-denominated structured credit positively contributed to performance as spreads contracted during the period. We sold the position during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  "Spreads" refers to differences between the yields paid on US Treasury bonds and other types of debt, such as emerging market bonds.

44

UBS Global Bond Fund

•  Security selection of investment grade corporate bonds in the financials sector benefited performance. In particular, securities issued by US and European banks aided the Fund's performance given their strong results.

•  The Fund's selective exposure to high yield industrial bonds, such as an Italian telecommunication provider, had a positive impact on performance.

•  The Fund's currency exposures, overall, contributed to performance. The Fund's long exposures to the US dollar and the Norwegian krone, and an underweight position in the euro, were the most beneficial for results during the reporting period.

What didn't work

•  The Fund's duration and yield curve positioning strategies modestly detracted from results. We tactically adjusted the Fund's yield curve positioning throughout the reporting period given shifting economic data. Overall, this was a slight drag on results. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.)

•  Positioning in the Great Britain pound was a slight drag on results.

•  An underweight to European peripheral government bonds detracted from performance during periods when their spreads narrowed.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

45

UBS Global Bond Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.65%	4.89%	2.46%	3.56%
Class C2	3.40	4.38	1.96	3.05
Class Y3	3.71	5.15	2.73	3.82
After deducting maximum sales charge
Class A1	(1.03)%	0.15%	1.52%	3.09%
Class C2	2.65	3.63	1.96	3.05
Barclays Global Aggregate Index[4]	2.78%	4.32%	5.44%	5.98%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—2.63% and 1.15%; Class C—3.10% and 1.65%; Class Y—2.38% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2013, do not exceed 1.15% for Class A shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

46

UBS Global Bond Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
Government of Japan, 1.800%, due 06/20/17	7.5%
Republic of Italy, 4.750%, due 09/15/16	4.1
Bundesrepublik Deutschland, 1.500%, due 04/15/16	3.9
Government of Japan, 2.500%, due 09/20/35	3.5
Federal National Mortgage Association Pools, #AJ6221, 4.000%, due 01/01/42	3.4
Bundesrepublik Deutschland, 4.000%, due 01/04/37	3.2
Federal National Mortgage Association Pools, #MA0755, 4.500%, due 06/01/41	3.0
Government of France, 3.250%, due 10/25/21	2.9
Canadian Government Bond, 3.500%, due 06/01/20	2.4
Kingdom of Sweden, 4.250%, due 03/12/19	2.4
Total	36.3%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2012

Percentage of net assets
United States	30.2%
Japan	12.6
United Kingdom	11.0
Germany	9.0
Italy	6.3
Total	69.1%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Beverages	0.27%
Capital markets	0.69
Chemicals	0.50
Commercial banks	13.12
Computers & peripherals	0.44
Consumer finance	0.67
Diversified financial services	4.29
Diversified telecommunication services	0.42
Electric utilities	2.09
Energy equipment & services	0.18
Engineering & construction	0.95
Health care providers & services	0.04
Industrial conglomerates	0.14
Insurance	1.28
IT services	0.26
Media	0.37
Metals & mining	0.44
Multi-utilities	0.26
Oil, gas & consumable fuels	2.83
Pharmaceuticals	0.27
Road & rail	0.14
Semiconductors & semiconductor equipment	0.19
Specialty retail	0.20
Telecommunications	0.62
Thrifts & mortgage finance	0.66
Tobacco	2.86
Wireless telecommunication services	0.95
Total corporate bonds	35.13%
Asset-backed securities	1.23
Mortgage & agency debt securities	14.71
US government obligations	3.50
Non-US government obligations	38.79
Supranational bonds	2.19
Total bonds	95.55%
Short-term investment	1.87
Total investments	97.42%
Cash and other assets, less liabilities	2.58
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Bond Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

47

UBS Global Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds: 95.55%
Corporate bonds: 35.13%
Australia: 1.35%
Westpac Banking Corp., 4.125%, due 05/25/18	EUR	100,000	$150,965
Brazil: 0.19%
Vale SA, 5.625%, due 09/11/42		$20,000	21,712
Canada: 0.61%
Bank of Montreal, 2.550%, due 11/06/22		40,000	39,646
Nova Chemicals Corp., 8.625%, due 11/01/19		25,000	28,375
Total Canada corporate bonds			68,021
Cayman Islands: 0.43%
Transocean, Inc., 2.500%, due 10/15/17		20,000	20,211
Vale Overseas Ltd., 5.625%, due 09/15/19		25,000	28,425
Total Cayman Islands corporate bonds			48,636
Finland: 1.33%
Teollisuuden Voima Oyj, 4.625%, due 02/04/19	EUR	100,000	149,364
France: 2.37%
Societe Generale SA, 2.200%, due 09/14/13[1]		$100,000	100,569
2.875%, due 03/14/19	EUR	100,000	143,745
Vivendi SA, 3.450%, due 01/12/18[1]		$20,000	20,653
Total France corporate bonds			264,967
Italy: 0.62%
Wind Acquisition Finance SA, 11.750%, due 07/15/17[2]	EUR	50,000	69,132
Luxembourg: 0.24%
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20		$25,000	27,187
Mexico: 0.95%
America Movil SAB de CV, 3.625%, due 03/30/15		100,000	106,031
Netherlands: 3.04%
Bank Nederlandse Gemeenten, 1.375%, due 03/23/15[1]		40,000	40,652
	Face amount		Value
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, due 02/08/22		$30,000	$32,284
Heineken NV, 2.750%, due 04/01/23[1]		20,000	19,638
3.400%, due 04/01/22[1]		10,000	10,430
Nederlandse Waterschapsbank NV, 2.125%, due 02/09/17[1]		200,000	207,288
RWE Finance BV, 5.625%, due 12/06/23	GBP	15,000	29,374
Total Netherlands corporate bonds			339,666
Norway: 2.01%
DnB NOR Boligkreditt, 3.875%, due 06/16/21	EUR	110,000	170,992
Eksportfinans ASA, 2.000%, due 09/15/15		$35,000	33,501
Statoil ASA, 1.200%, due 01/17/18		20,000	20,004
Total Norway corporate bonds			224,497
Spain: 0.89%
Bankia SA, 4.125%, due 03/24/36	EUR	100,000	100,111
Sweden: 0.66%
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		$70,000	73,318
United Kingdom: 8.93%
Aviva PLC, 4.729%, due 11/28/14[3,4]	EUR	40,000	51,223
BAA Funding Ltd., 6.750%, due 12/03/26	GBP	50,000	106,684
Barclays Bank PLC, 4.875%, due 12/15/14[3,4]	EUR	50,000	50,818
BAT International Finance PLC, 3.250%, due 06/07/22[1]		$120,000	125,081
HSBC Holdings PLC, 6.500%, due 09/15/37		100,000	124,819
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18	EUR	100,000	150,793
Royal Bank of Scotland Group PLC, 6.125%, due 12/15/22		$20,000	21,110
Royal Bank of Scotland PLC, 3.400%, due 08/23/13		120,000	121,781
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[3,4]	GBP	50,000	84,675
Standard Chartered Bank, 6.000%, due 01/25/18[3]		100,000	162,476
Total United Kingdom corporate bonds			999,460

48

UBS Global Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States: 11.51%
AbbVie, Inc., 2.900%, due 11/06/22[1]		$30,000	$30,551
Altria Group, Inc., 9.250%, due 08/06/19		17,000	23,649
Anadarko Petroleum Corp., 5.750%, due 06/15/14		115,000	122,359
Apache Corp., 4.750%, due 04/15/43		50,000	54,430
Bank of America Corp., 1.500%, due 10/09/15		130,000	130,665
Capital One Financial Corp., 1.000%, due 11/06/15		20,000	19,932
Celanese US Holdings LLC, 6.625%, due 10/15/18		25,000	27,500
Citigroup, Inc., 0.851%, due 05/31/17[3]	EUR	50,000	61,053
DirecTV Holdings LLC, 2.400%, due 03/15/17		$40,000	40,973
Energy Transfer Partners LP, 6.050%, due 06/01/41		50,000	56,887
ERAC USA Finance LLC, 2.750%, due 03/15/17[1]		15,000	15,657
Freescale Semiconductor, Inc., 9.250%, due 04/15/18[1]		20,000	21,850
General Electric Capital Corp., 1.000%, due 12/11/15		30,000	30,121
Series A, 6.750%, due 03/15/32		95,000	123,380
General Electric Co., 4.125%, due 10/09/42		15,000	15,430
Goldman Sachs Group, Inc., 5.125%, due 04/24/13	EUR	40,000	53,511
Humana, Inc., 4.625%, due 12/01/42		$5,000	5,049
JPMorgan Chase & Co., 2.000%, due 08/15/17		100,000	102,150
Lorillard Tobacco Co., 2.300%, due 08/21/17		10,000	10,112
Michaels Stores, Inc., 7.750%, due 11/01/18		20,000	21,950
Morgan Stanley, 6.375%, due 07/24/42		20,000	23,446
NetApp, Inc., 2.000%, due 12/15/17		50,000	49,822
New York Life Global Funding, 1.650%, due 05/15/17[1]		80,000	81,472
Quicksilver Resources, Inc., 11.750%, due 01/01/16		20,000	19,750
Range Resources Corp., 5.750%, due 06/01/21		5,000	5,350
Reynolds American, Inc., 3.250%, due 11/01/22		10,000	10,045
	Face amount		Value
SLM Corp., 6.250%, due 01/25/16		$50,000	$54,375
Swiss Re Treasury US Corp., 2.875%, due 12/06/22[1]		10,000	10,008
Valero Energy Corp., 6.625%, due 06/15/37		30,000	36,961
Western Union Co., 2.875%, due 12/10/17		30,000	29,725
Total United States corporate bonds			1,288,163
Total corporate bonds (cost $3,798,132)			3,931,230
Asset-backed securities: 1.23%
United Kingdom: 0.74%
Chester Asset Receivables Dealings, Series 2004-1, Class A, 0.713%, due 04/15/16[3]	GBP	20,000	32,426
Series 2003-B PLC, Class A, 4.650%, due 07/15/13		30,000	49,662
Total United Kingdom asset-backed securities			82,088
United States: 0.49%
Bank of America Corp., Series 2004-A1, 4.500%, due 01/17/14	EUR	40,000	54,924
Total asset-backed securities (cost $131,874)			137,012
Mortgage & agency debt securities: 14.71%
United States: 14.71%
Federal Home Loan Mortgage Corp. Gold Pools[5] #G04461, 5.000%, due 07/01/38		$74,203	79,847
Federal National Mortgage Association Pools[5] #AA5244, 4.000%, due 05/01/39		25,958	27,846
#AJ6221, 4.000%, due 01/01/42		358,802	385,127
#MA0755, 4.500%, due 06/01/41		306,214	332,415
#909356, 5.000%, due 02/01/37		103,767	112,406
#914467, 5.000%, due 04/01/37		65,771	71,246
#928197, 5.500%, due 03/01/37		58,300	63,354
#AC1466, 5.500%, due 08/01/39		107,725	117,585
#900568, 6.000%, due 09/01/36		32,696	35,795
#940642, 6.000%, due 08/01/37		77,775	86,850
#889579, 6.000%, due 05/01/38		55,225	60,483
Government National Mortgage Association Pools #G2 MA0022, 3.500%, due 04/20/42		212,197	230,845
#781276, 6.500%, due 04/15/31		36,143	41,578
Total mortgage & agency debt securities (cost $1,571,673)			1,645,377

49

UBS Global Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Concluded)
US government obligations: 3.50%
US Treasury Bills, 0.142%, due 02/07/13[6]		$250,000	$249,985
US Treasury Bonds, 3.500%, due 02/15/39		125,000	141,308
Total US government obligations (cost $387,487)			391,293
Non-US government obligations: 38.79%
Canada: 2.44%
Canadian Government Bond, 3.500%, due 06/01/20	CAD	240,000	272,606
Denmark: 0.93%
Government of Denmark, 4.000%, due 11/15/17	DKK	500,000	104,468
France: 2.91%
Government of France, 3.250%, due 10/25/21	EUR	220,000	325,472
Germany: 8.97%
Bundesrepublik Deutschland, 1.500%, due 04/15/16[7]		305,201	437,947
4.000%, due 01/04/37		200,000	358,753
Kreditanstalt fuer Wiederaufbau, 2.625%, due 01/25/22		$150,000	158,806
6.000%, due 08/28/14	AUD	45,000	48,875
			1,004,381
Italy: 5.71%
Buoni Poliennali Del Tesoro, 4.500%, due 08/01/18	EUR	130,000	180,232
Republic of Italy, 4.750%, due 09/15/16		325,000	458,436
			638,668
Japan: 12.56%
Government of Japan, 1.800%, due 06/20/17	JPY	68,000,000	842,058
1.900%, due 06/20/25		13,300,000	168,356
2.500%, due 09/20/35		30,500,000	394,956
			1,405,370
	Face amount		Value
Netherlands: 0.88%
Government of the Netherlands, 2.250%, due 07/15/22[1]	EUR	70,000	$98,574
Spain: 0.66%
Kingdom of Spain, 4.200%, due 07/30/13		55,000	73,461
Sweden: 2.43%
Kingdom of Sweden, 4.250%, due 03/12/19	SEK	1,500,000	272,339
United Kingdom: 1.30%
UK Gilts, 4.000%, due 01/22/60	GBP	75,000	145,369
Total non-US government obligations (cost $4,140,656)			4,340,708
Supranational bonds: 2.19%
European Investment Bank, 2.125%, due 03/15/19[1]		$105,000	109,840
6.125%, due 01/23/17	AUD	120,000	135,561
Total supranational bonds (cost $213,175)			245,401
Total bonds (cost $10,242,997)			10,691,021
	Shares
Short-term investment: 1.87%
Investment company: 1.87%
UBS Cash Management Prime Relationship Fund[8] (cost $209,414)		209,414	209,414
Total investments: 97.42% (cost $10,452,411)			10,900,435
Cash and other assets, less liabilities: 2.58%			288,784
Net assets: 100.00%			$11,189,219

50

UBS Global Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$543,924
Gross unrealized depreciation	(95,900)
Net unrealized appreciation of investments	$448,024

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 54.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	JPY	5,004,288	USD	60,000	03/05/13	$2,209
BB	USD	59,274	EUR	45,000	03/05/13	155
BB	USD	56,318	GBP	35,000	03/05/13	528
CSI	SEK	395,469	EUR	45,000	03/05/13	(1,297)
JPMCB	AUD	55,000	USD	57,071	03/05/13	213
JPMCB	CAD	55,000	USD	55,229	03/05/13	7
JPMCB	DKK	340,000	USD	59,039	03/05/13	(1,178)
JPMCB	EUR	240,000	USD	310,590	03/05/13	(6,366)
JPMCB	GBP	70,000	USD	112,036	03/05/13	(1,655)
JPMCB	SEK	970,000	USD	144,703	03/05/13	(4,245)
JPMCB	USD	118,316	CHF	110,000	03/05/13	2,087
JPMCB	USD	870,736	JPY	71,200,000	03/05/13	(48,499)
JPMCB	USD	152,916	KRW	167,000,000	03/05/13	2,500
JPMCB	USD	150,500	NOK	860,000	03/05/13	3,891
Net unrealized depreciation on forward foreign currency contracts						$(51,650)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 1 contract (USD)	March 2013	$132,939	$132,782	$(157)
US Treasury futures sell contracts:
US Ultra Bond Futures, 1 contract (USD)	March 2013	(161,780)	(162,594)	(814)
Interest rate futures buy contracts:
Australian Government 10 Year Bond, 3 contracts (AUD)	March 2013	388,357	384,181	(4,176)
Euro-Bund, 1 contract (EUR)	March 2013	190,258	192,237	1,979
Interest rate futures sell contracts:
Euro-Bobl, 5 contracts (EUR)	March 2013	(837,560)	(843,580)	(6,020)
Long Gilt, 1 contract (GBP)	March 2013	(192,743)	(193,180)	(437)
Net unrealized depreciation on futures contracts				$(9,625)
51

UBS Global Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

Credit default swaps on credit indices—buy protection9

Counterparty	Referenced index[10]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments made	Value	Unrealized depreciation
JPMCB	CDX.NA.HY.Series 19 Index	USD	310,000	12/20/17	5.000%	$(10,764)	$(1,463)	$(12,227)

Credit default swaps on corporate issues—buy protection9

Counterparty	Referenced obligation[10]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Next PLC bond, 5.375%, due 10/26/21	EUR	20,000	03/20/18	1.000%	$(228)	$68	$(160)
BB	Solvay SA bond, 4.625%, due 06/27/18	EUR	30,000	06/20/17	1.000	(618)	49	(569)
BB	Quest Diagnostics Incorporated bond, 6.950%, due 07/01/37	USD	40,000	03/20/17	1.000	272	(521)	(249)
CITI	Imperial Tobacco Group PLC bond, 6.250%, due 12/04/18	EUR	110,000	03/20/18	1.000	(287)	(122)	(409)
CSI	Lloyds TSB Bank PLC bond, 3.375%, due 04/20/15	EUR	50,000	12/20/17	3.000	4,788	(5,513)	(725)
CSI	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	35,000	06/20/17	1.000	846	(1,083)	(237)
DB	Quest Diagnostics Incorporated bond, 6.950%, due 07/01/37	USD	30,000	03/20/17	1.000	192	(391)	(199)
GSI	Solvay SA bond, 4.625%, due 06/27/18	EUR	20,000	06/20/17	1.000	(422)	32	(390)
GSI	ConAgra Foods, Inc. bond, 7.000%, due 10/01/28	USD	30,000	03/20/17	1.000	513	(355)	158
GSI	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	35,000	06/20/17	1.000	712	(1,047)	(335)
JPMCB	Michelin Luxembourg SCS bond, 8.625%, due 04/24/14	EUR	50,000	09/20/16	1.000	(2,383)	(405)	(2,788)
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	50,000	03/20/18	1.000	1,105	(1,510)	(405)
						$4,490	$(10,798)	$(6,308)

Credit default swaps on corporate issues—sell protection12

Counterparty	Referenced obligation[10]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[13]
BB	Tesco PLC bond, 6.000%, due 12/14/29	EUR	20,000	03/20/18	1.000%	$38	$124	$162	0.914%
BB	RWE AG bond, 5.750%, due 02/14/33	EUR	50,000	06/20/17	1.000	198	704	902	0.765
BB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	40,000	03/20/17	1.000	(272)	988	716	0.417

52

UBS Global Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

Credit default swaps on corporate issues—sell protection12—(Concluded)

Counterparty	Referenced obligation[10]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[13]
CSI	Barclays Bank PLC bond, 1.551%, due 10/27/15	EUR	50,000	12/20/17	1.000%	$1,064	$(910)	$154	1.294%
DB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	30,000	03/20/17	1.000	(192)	741	549	0.417
GSI	Procter & Gamble Co. bond, 4.950%, due 08/15/14	USD	30,000	03/20/17	1.000	(575)	850	275	0.332
GSI	Xerox Corp. bond, 6.350%, due 05/15/18	USD	35,000	06/20/17	1.000	1,686	(1,950)	(264)	2.329
JPMCB	Linde Finance BV bond, 5.875%, due 04/24/23	EUR	50,000	03/20/18	1.000	(1,238)	1,488	250	0.567
JPMCB	Xerox Corp. bond, 6.350%, due 05/15/18	USD	35,000	06/20/17	1.000	1,660	(1,951)	(291)	2.329
						$2,369	$84	$2,453

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$3,931,230	$—	$3,931,230
Asset-backed securities	—	137,012	—	137,012
Mortgage & agency debt securities	—	1,645,377	—	1,645,377
US government obligations	—	391,293	—	391,293
Non-US government obligations	—	4,340,708	—	4,340,708
Supranational bonds	—	245,401	—	245,401
Short-term investment	—	209,414	—	209,414
Forward foreign currency contracts, net	—	(51,650)	—	(51,650)
Futures contracts, net	(9,625)	—	—	(9,625)
Swap agreements, net	—	(12,177)	—	(12,177)
Total	$(9,625)	$10,836,608	$—	$10,826,983

At December 31, 2012, there were no transfers between Level 1 and Level 2.

53

UBS Global Bond Fund

Portfolio of investments

December 31, 2012 (unaudited)

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Total
Assets
Beginning balance	$174,375	$174,375
Purchases	—	—
Issuances	—	—
Sales	(204,375)	(204,375)
Accrued discounts (premiums)	—	—
Total realized loss	(43,133)	(43,133)
Change in net unrealized appreciation/depreciation	73,133	73,133
Net transfers into Level 3	—	—
Net transfers out of Level 3	—	—
Ending balance	$—	$—

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $965,581 or 8.63% of net assets.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2012, the value of these securities amounted to $69,132 or 0.62% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2012 and changes periodically.

4  Perpetual bond security. The maturity date reflects the next call date.

5  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

6  Interest rate shown is the discount rate at date of purchase.

7  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers' country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

8  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$170,229	$2,880,055	$2,840,870	$209,414	$929

9  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

54

UBS Global Bond Fund

December 31, 2012 (unaudited)

10  Payments from/to the counterparty will be received/made upon the occurrence of a bankruptcy and/or restructuring event with respect to the referenced obligation.

11  Payments made or received are based on the notional amount.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.
55

The UBS Funds

Portfolio acronyms

BA  Canadian Bankers' Acceptance Rate

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

CDI  Certificate of Interbank Deposits

CDO  Collateralized debt obligations

EURIBOR  Euro Interbank Offered Rate

FDIC  Federal Deposit Insurance Co.

GDP  Gross Domestic Product

GO  General Obligation

GS  Goldman Sachs

KLIBOR  Kuala Lumpur Interbank Offered Rate

LIBOR  London Interbank Offered Rate

OJSC  Open joint stock company

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Counterparty abbreviations

BB  Barclays Bank PLC

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

RBS  Royal Bank of Scotland PLC

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HUF  Hungarian Forint

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

LKR  Sri Lankan Rupee

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

NOK  Norwegian Krone

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

UAH  Ukrainian Hryvnia

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.
56

The UBS Funds

December 31, 2012 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2012 to December 31, 2012.

57

The UBS Funds

December 31, 2012 (unaudited)

		Beginning account value July 1, 2012	Ending account value December 31, 2012	Expenses paid during period* 07/01/12 – 12/31/12	Expense ratio during period
UBS Core Plus Bond Fund
Class A	Actual	$1,000.00	$1,026.90	$3.27	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.98	3.26	0.64
Class C	Actual	1,000.00	1,023.30	5.81	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.80	1.14
Class Y	Actual	1,000.00	1,028.30	1.99	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.24	1.99	0.39
UBS Emerging Markets Debt Fund[1]
Class A	Actual	1,000.00	1,086.70	5.75	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	1,084.10	8.04	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.38	8.89	1.75
Class Y	Actual	1,000.00	1,093.00	4.62	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	1,025.20	4.85	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	1,021.60	7.39	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class Y	Actual	1,000.00	1,026.50	3.58	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

1  UBS Emerging Markets Debt Fund commenced operations on July 23, 2012. Actual expense is equal to the Fund's annualized net expense ratios from the commencement of investment operations date, multiplied by the average account value over the period, multiplied by 161 divided by 365 (to reflect the actual days in the period). For comparability purposes, hypothetical expense assumes that the Fund was in operation for the entire six-month period ended December 31, 2012. Thus, the hypothetical expense is equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

58

The UBS Funds

December 31, 2012 (unaudited)

		Beginning account value July 1, 2012	Ending account value December 31, 2012	Expenses paid during period* 07/01/12 – 12/31/12	Expense ratio during period
UBS Global Bond Fund
Class A	Actual	$1,000.00	$1,036.50	$5.90	1.15%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15
Class C	Actual	1,000.00	1,034.00	8.46	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.89	8.39	1.65
Class Y	Actual	1,000.00	1,037.10	4.62	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58	0.90

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

59

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2012 (unaudited)

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$35,067,601	$21,754,820
Affiliated issuers	4,721,784	1,675,962
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	152,588	—
Foreign currency, at cost	40	16,459
	$39,942,013	$23,447,241
Investments, at value:
Unaffiliated issuers	$36,160,457	$23,106,036
Affiliated issuers	4,722,998	1,675,962
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	152,588	—
Foreign currency, at value	40	16,457
Cash	—	11,183
Receivables:
Investment securities sold	522,676	—
Interest	199,055	383,694
Fund shares sold	15,864	10,000
Foreign tax reclaims	—	7,533
Due from advisor	8,968	3,042
Deferred offering cost	—	64,703
Due from broker	3,060	—
Cash collateral for futures contracts	43,007	25,480
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	10,642	1,271,072
Unrealized appreciation on forward foreign currency contracts	10,688	103,433
Other assets	26,752	2,157
Total assets	41,876,795	26,680,752
Liabilities:
Payables:
Cash collateral from securities loaned	152,588	—
Investment securities purchased	3,726,646	—
Investment advisory and administration fee	—	—
Fund shares redeemed	74,547	—
Custody and fund accounting fees	12,793	15,368
Distribution and service fees	2,209	—
Trustees' fees	4,683	2,996
Offering costs	—	115,769
Due to custodian	—	—
Due to broker	—	6,718
Accrued expenses	46,167	18,841
Deferred foreign capital gains taxes	—	6,039
Options written, at value[3]	27,470	—
Outstanding swap agreements, at value[2]	32,128	167,096
Unrealized depreciation on forward foreign currency contracts	12,592	20,318
Total liabilities	4,091,823	353,145
Net assets	$37,784,972	$26,327,607

1  The market value of securities loaned by UBS Core Plus Bond Fund as of December 31, 2012 was $374,377. In addition to the cash collateral noted above, UBS Core Plus Bond Fund received US Government Agency securities as collateral with a value of $230,477, which cannot be resold.

2  Net upfront payments received by UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund were $22,376 and $8,463,460, respectively. Net upfront payments made by UBS Emerging Markets Debt Fund and UBS Global Bond Fund were $1,027,275 and $3,905, respectively.

3  Premiums received by UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund were $22,240 and $2,242,226 respectively.

60

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund	UBS Global Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$69,822,986	$10,242,997
Affiliated issuers	15,756,067	209,414
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	—
Foreign currency, at cost	381,449	227,293
	$85,960,502	$10,679,704
Investments, at value:
Unaffiliated issuers	$74,629,896	$10,691,021
Affiliated issuers	18,265,091	209,414
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—
Foreign currency, at value	379,455	224,371
Cash	—	—
Receivables:
Investment securities sold	1,024,969	224,434
Interest	802,115	118,035
Fund shares sold	202,256	10,274
Foreign tax reclaims	—	—
Due from advisor	—	12,498
Deferred offering cost	—	—
Due from broker	108,085	7,876
Cash collateral for futures contracts	568,907	24,403
Cash collateral for swap agreements	3,798,000	—
Outstanding swap agreements, at value[2]	3,830,159	5,044
Unrealized appreciation on forward foreign currency contracts	227,189	11,590
Other assets	32,818	23,104
Total assets	103,868,940	11,562,064
Liabilities:
Payables:
Cash collateral from securities loaned	—	—
Investment securities purchased	612,978	—
Investment advisory and administration fee	19,601	—
Fund shares redeemed	297,995	232,214
Custody and fund accounting fees	22,631	12,989
Distribution and service fees	11,070	2,355
Trustees' fees	5,358	4,011
Offering costs	—	—
Due to custodian	45,819	—
Due to broker	—	—
Accrued expenses	52,333	40,815
Deferred foreign capital gains taxes	—	—
Options written, at value[3]	2,981,152	—
Outstanding swap agreements, at value[2]	14,788,159	17,221
Unrealized depreciation on forward foreign currency contracts	294,074	63,240
Total liabilities	19,131,170	372,845
Net assets	$84,737,770	$11,189,219

See accompanying notes to financial statements.
61

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2012 (unaudited)

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Net assets consist of:
Beneficial interest	$70,597,218	$25,010,300
Accumulated undistributed (distributions in excess of) net investment income	301,220	(311,581)
Accumulated net realized gain (loss)	(34,201,849)	135,658
Net unrealized appreciation	1,088,383	1,493,230
Net assets	$37,784,972	$26,327,607
Class A:
Net assets	$4,429,246	$10,116
Shares outstanding	479,501	962
Net asset value and redemption proceeds per share	$9.24	$10.51
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.68	$11.01
Class C:
Net assets	$1,982,080	$105
Shares outstanding	215,331	10
Net asset value and offering price per share	$9.20	$10.53
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.13	$10.45
Class Y:
Net assets	$31,373,646	$26,317,386
Shares outstanding	3,401,658	2,500,010
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$9.22	$10.53

1  For Class A, the maximum sales charge is 4.50% for each Fund, Classes C and Y have no front-end sales charges. For Class A shares of each Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class C, the maximum contingent deferred sales charge is 0.75% for each Fund. Class Y has no contingent deferred sales charge.

62

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund	UBS Global Bond Fund
Net assets consist of:
Beneficial interest	$86,675,951	$27,050,337
Accumulated undistributed (distributions in excess of) net investment income	(563,611)	(246,891)
Accumulated net realized gain (loss)	(5,274,374)	(15,982,362)
Net unrealized appreciation	3,899,804	368,135
Net assets	$84,737,770	$11,189,219
Class A:
Net assets	$32,311,444	$5,111,549
Shares outstanding	3,315,133	712,874
Net asset value and redemption proceeds per share	$9.75	$7.17
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.21	$7.51
Class C:
Net assets	$6,745,009	$1,918,437
Shares outstanding	692,866	268,598
Net asset value and offering price per share	$9.73	$7.14
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.66	$7.09
Class Y:
Net assets	$45,681,317	$4,159,233
Shares outstanding	4,682,240	495,025
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$9.76	$8.40

See accompanying notes to financial statements.
63

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2012 (unaudited)

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund[2]
Investment income:
Interest and other	$494,650	$593,475
Affiliated interest	4,997	2,544
Securities lending[1]	316	—
Foreign tax withheld	—	(4,085)
Total income	499,963	591,934
Expenses:
Advisory and administration	116,519	94,514
Distribution and service:
Class A	6,889	—
Class C	7,946	—
Transfer agency and related service fees:
Class A	5,017	881
Class C	1,196	881
Class Y	3,648	881
Custodian and fund accounting	26,414	21,613
Federal and state registration	22,273	3
Professional services	40,739	37,078
Shareholder reports	4,954	1,038
Trustees	9,274	5,797
Amortization of offering costs	—	51,066
Other	7,260	5,525
Total expenses	252,129	219,277
Fee waivers and/or expense reimbursements by Advisor	(158,019)	(104,520)
Net expenses	94,110	114,757
Net investment income	405,853	477,177
Net realized gain (loss) on:
Investments in unaffiliated issuers	513,848	171,346
Investments in affiliated issuers	48,569	—
Futures contracts	(24,088)	9,974
Options written	19,315	—
Swap agreements	4,641	22,584
Forward foreign currency contracts	(95,344)	98,222
Foreign currency transactions	(107)	27,034
Net realized gain (loss)	466,834	329,160
Change in net unrealized appreciation/depreciation on:
Investments	231,546	1,345,177
Futures contracts	16,633	(15,205)
Options written	(5,921)	—
Swap agreements	2,370	76,701
Forward foreign currency contracts	6,182	83,115
Translation of other assets and liabilities denominated in foreign currency	(112)	3,442
Change in net unrealized appreciation/depreciation	250,698	1,493,230
Net realized and unrealized gain	717,532	1,822,390
Net increase in net assets resulting from operations	$1,123,385	$2,299,567

1  Includes affiliated income from UBS Private Money Market Fund LLC of $40 for UBS Core Plus Bond Fund.

2  For the period July 23, 2012 (commencement of operations) to December 31, 2012.

64

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund	UBS Global Bond Fund
Investment income:
Interest and other	$1,584,893	$167,845
Affiliated interest	5,087	929
Securities lending[1]	—	—
Foreign tax withheld	—	—
Total income	1,589,980	168,774
Expenses:
Advisory and administration	284,441	44,870
Distribution and service:
Class A	42,132	6,473
Class C	24,904	7,943
Transfer agency and related service fees:
Class A	7,588	3,285
Class C	1,542	959
Class Y	165	2,525
Custodian and fund accounting	45,893	26,576
Federal and state registration	19,945	21,041
Professional services	52,850	44,886
Shareholder reports	13,252	6,422
Trustees	10,629	7,916
Amortization of offering costs	—	—
Other	9,544	5,680
Total expenses	512,885	178,576
Fee waivers and/or expense reimbursements by Advisor	(170,122)	(108,245)
Net expenses	342,763	70,331
Net investment income	1,247,217	98,443
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,228,642)	192,200
Investments in affiliated issuers	—	—
Futures contracts	1,619,676	25,712
Options written	1,044,491	—
Swap agreements	(1,050,061)	(7,448)
Forward foreign currency contracts	(610,137)	31,312
Foreign currency transactions	15,354	9,969
Net realized gain (loss)	(3,209,319)	251,745
Change in net unrealized appreciation/depreciation on:
Investments	5,112,665	189,757
Futures contracts	(178,193)	(27,714)
Options written	75,130	—
Swap agreements	(1,367,644)	(23,381)
Forward foreign currency contracts	105,843	(45,883)
Translation of other assets and liabilities denominated in foreign currency	10,990	(691)
Change in net unrealized appreciation/depreciation	3,758,791	92,088
Net realized and unrealized gain	549,472	343,833
Net increase in net assets resulting from operations	$1,796,689	$442,276

See accompanying notes to financial statements.
65

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Core Plus Bond Fund		UBS Emerging Markets Debt Fund
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012	Period ended December 31, 2012[1] (unaudited)
Operations:
Net investment income	$405,853	$1,017,200	$477,177
Net realized gain (loss)	466,834	1,924,794	329,160
Change in net unrealized appreciation/depreciation	250,698	202,578	1,493,230
Net increase in net assets from operations	1,123,385	3,144,572	2,299,567
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(76,816)	(198,237)	(2)
Net realized gain	—	—	(1)
Total Class A dividends and distributions	(76,816)	(198,237)	(3)
Class B:*
Net investment income and net foreign currency gains	—	(623)	—
Class C:
Net investment income and net foreign currency gains	(25,141)	(45,183)	(2)
Net realized gain	—	—	(1)
Total Class C dividends and distributions	(25,141)	(45,183)	(3)
Class Y:
Net investment income and net foreign currency gains	(512,282)	(918,994)	(788,754)
Net realized gain	—	—	(193,500)
Total Class Y dividends and distributions	(512,282)	(918,994)	(982,254)
Decrease in net assets from dividends and distributions	(614,239)	(1,163,037)	(982,260)
Beneficial interest transactions:
Proceeds from shares sold	917,555	8,607,225	25,010,300
Shares issued on reinvestment of dividends and distributions	583,426	1,060,548	—
Cost of shares redeemed	(7,519,465)	(7,633,032)	—
Redemption fees	117	4,486	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(6,018,367)	2,039,227	25,010,300
Increase (decrease) in net assets	(5,509,221)	4,020,762	26,327,607
Net assets, beginning of period	43,294,193	39,273,431	—
Net assets, end of period	$37,784,972	$43,294,193	$26,327,607
Accumulated undistributed (distributions in excess of) net investment income	$301,220	$509,606	$(311,581)

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same fund. UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund did not offer Class B shares.

1  For the period July 23, 2012 (commencement of operations) to December 31, 2012.

66

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund		UBS Global Bond Fund
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012
Operations:
Net investment income	$1,247,217	$3,259,745	$98,443	$332,745
Net realized gain (loss)	(3,209,319)	(2,666,508)	251,745	86,925
Change in net unrealized appreciation/depreciation	3,758,791	1,997,730	92,088	(228,592)
Net increase in net assets from operations	1,796,689	2,590,967	442,276	191,078
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(515,040)	(1,685,265)	(46,241)	(411,686)
Net realized gain	—	(1,313,363)	—	—
Total Class A dividends and distributions	(515,040)	(2,998,628)	(46,241)	(411,686)
Class B:*
Net investment income and net foreign currency gains	—	—	—	(2,585)
Class C:
Net investment income and net foreign currency gains	(86,761)	(210,589)	(13,579)	(176,739)
Net realized gain	—	(182,288)	—	—
Total Class C dividends and distributions	(86,761)	(392,877)	(13,579)	(176,739)
Class Y:
Net investment income and net foreign currency gains	(738,513)	(965,721)	(43,897)	(362,733)
Net realized gain	—	(639,174)	—	—
Total Class Y dividends and distributions	(738,513)	(1,604,895)	(43,897)	(362,733)
Decrease in net assets from dividends and distributions	(1,340,314)	(4,996,400)	(103,717)	(953,743)
Beneficial interest transactions:
Proceeds from shares sold	23,069,127	11,143,445	743,604	1,359,340
Shares issued on reinvestment of dividends and distributions	644,784	2,999,441	91,999	809,478
Cost of shares redeemed	(10,032,234)	(42,098,688)	(2,408,667)	(4,745,841)
Redemption fees	772	6,588	13	291
Net increase (decrease) in net assets resulting from beneficial interest transactions	13,682,449	(27,949,214)	(1,573,051)	(2,576,732)
Increase (decrease) in net assets	14,138,824	(30,354,647)	(1,234,492)	(3,339,397)
Net assets, beginning of period	70,598,946	100,953,593	12,423,711	15,763,108
Net assets, end of period	$84,737,770	$70,598,946	$11,189,219	$12,423,711
Accumulated undistributed (distributions in excess of) net investment income	$(563,611)	$(470,514)	$(246,891)	$(241,617)

See accompanying notes to financial statements.
67

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.13	$8.70	$8.69	$8.17	$9.13	$10.46
Income (loss) from investment operations:
Net investment income[1]	0.08	0.20	0.24	0.28	0.23	0.25
Net realized and unrealized gain (loss)	0.16	0.46	0.18	0.73	(0.56)	(1.06)
Total income (loss) from investment operations	0.24	0.66	0.42	1.01	(0.33)	(0.81)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01	0.01
Less dividends/distributions:
From net investment income	(0.13)	(0.23)	(0.41)	(0.49)	(0.64)	(0.53)
Net asset value, end of period	$9.24	$9.13	$8.70	$8.69	$8.17	$9.13
Total investment return[2]	2.69%	7.64%	5.00%	12.72%	(3.29)%	(8.03)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.55%[4]	1.45%	1.45%	1.39%	1.27%	1.02%
Expenses after fee waivers and/or expense reimbursement	0.64%[4]	0.64%	0.64%	0.64%	0.85%	0.85%
Net investment income	1.81%[4]	2.18%	2.76%	3.30%	2.71%	2.05%
Supplemental data:
Net assets, end of period (000's)	$4,429	$7,606	$5,996	$8,956	$9,128	$9,330
Portfolio turnover rate	208%	509%	400%	283%	247%	192%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.11	$8.69	$8.68	$8.16	$9.13	$10.46
Income (loss) from investment operations:
Net investment income[1]	0.10	0.22	0.26	0.30	0.24	0.28
Net realized and unrealized gain (loss)	0.16	0.45	0.19	0.74	(0.55)	(1.06)
Total income (loss) from investment operations	0.26	0.67	0.45	1.04	(0.31)	(0.78)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	—	—
Less dividends/distributions:
From net investment income	(0.15)	(0.25)	(0.44)	(0.52)	(0.66)	(0.55)
Net asset value, end of period	$9.22	$9.11	$8.69	$8.68	$8.16	$9.13
Total investment return[2]	2.83%	7.80%	5.26%	13.02%	(3.15)%	(7.78)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.14%[4]	1.12%	1.12%	1.09%	0.96%	0.78%
Expenses after fee waivers and/or expense reimbursement	0.39%[4]	0.39%	0.39%	0.39%	0.60%	0.60%
Net investment income	2.07%[4]	2.44%	3.02%	3.53%	2.88%	2.77%
Supplemental data:
Net assets, end of period (000's)	$31,374	$33,501	$31,047	$34,659	$55,149	$102,473
Portfolio turnover rate	208%	509%	400%	283%	247%	192%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

68

UBS Core Plus Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.10	$8.68	$8.66	$8.15	$9.12	$10.45
Income (loss) from investment operations:
Net investment income[1]	0.06	0.15	0.20	0.24	0.19	0.20
Net realized and unrealized gain (loss)	0.15	0.45	0.19	0.72	(0.57)	(1.05)
Total income (loss) from investment operations	0.21	0.60	0.39	0.96	(0.38)	(0.85)
Redemption fees	—	0.00[3]	0.00[3]	0.00[3]	0.01	—
Less dividends/distributions:
From net investment income	(0.11)	(0.18)	(0.37)	(0.45)	(0.60)	(0.48)
Net asset value, end of period	$9.20	$9.10	$8.68	$8.66	$8.15	$9.12
Total investment return[2]	2.33%	7.01%	4.60%	12.06%	(3.76)%	(8.58)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.98%[4]	1.91%	1.92%	1.86%	1.76%	1.58%
Expenses after fee waivers and/or expense reimbursement	1.14%[4]	1.14%	1.14%	1.14%	1.35%	1.35%
Net investment income	1.32%[4]	1.70%	2.27%	2.80%	2.35%	2.01%
Supplemental data:
Net assets, end of period (000's)	$1,982	$2,187	$2,175	$2,628	$2,574	$1,117
Portfolio turnover rate	208%	509%	400%	283%	247%	192%

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.
69

UBS Emerging Markets Debt Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A	Class C	Class Y
	For the period ended December 31, 2012[3] (unaudited)	For the period ended December 31, 2012[3] (unaudited)	For the period ended December 31, 2012[3] (unaudited)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income from investment operations:
Net investment income[1]	0.10	0.09	0.19
Net realized and unrealized gain	0.76	0.75	0.74
Total income from investment operations	0.86	0.84	0.93
Less dividends/distributions:
From net investment income	(0.27)	(0.23)	(0.32)
From net realized gains	(0.08)	(0.08)	(0.08)
Total dividends/distributions	(0.35)	(0.31)	(0.40)
Net asset value, end of period	$10.51	$10.53	$10.53
Total investment return[2]	8.67%	8.41%	9.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	567.77%[4]	1,919.56%[4]	1.90%[4]
Expenses after fee waivers and/or expense reimbursement	1.25%[4]	1.75%[4]	1.00%[4]
Net investment income	2.22%[4]	2.03%[4]	4.16%[4]
Supplemental data:
Net assets, end of period (000's)	$10	$ —[5]	$26,317
Portfolio turnover rate	19%	19%	19%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period July 23, 2012 (commencement of operations) through December 31, 2012.

4  Annualized.

5  Amount rounds to less than $1,000.

See accompanying notes to financial statements.
70

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71

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012	For the period ended June 30, 2011[3]
Net asset value, beginning of period	$9.66	$9.93	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.15	0.37	0.21
Net realized and unrealized gain (loss)	0.09	(0.05)	(0.15)
Total income from investment operations	0.24	0.32	0.06
Redemption fees	0.00[4]	0.00[4]	0.02
Less dividends/distributions:
From net investment income	(0.15)	(0.34)	(0.05)
From return of capital	—	—	(0.10)
From net realized gains	—	(0.25)	—
Total dividends/distributions	(0.15)	(0.59)	(0.15)
Net asset value, end of period	$9.75	$9.66	$9.93
Total investment return[2]	2.52%	3.33%	0.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.41%[5]	1.42%	1.39%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%[5]	0.95%	0.95%[5]
Net investment income	3.12%[5]	3.80%	3.53%[5]
Supplemental data:
Net assets, end of period (000's)	$32,311	$37,935	$67,314
Portfolio turnover rate	30%	63%	48%

	Class Y
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012	For the period ended June 30, 2011[3]
Net asset value, beginning of period	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.16	0.40	0.23
Net realized and unrealized gain (loss)	0.10	(0.05)	(0.13)
Total income from investment operations	0.26	0.35	0.10
Redemption fees	0.00[4]	0.00[4]	—
Less dividends/distributions:
From net investment income	(0.17)	(0.37)	(0.06)
From return of capital	—	—	(0.10)
From net realized gains	—	(0.25)	—
Total dividends/distributions	(0.17)	(0.62)	(0.16)
Net asset value, end of period	$9.76	$9.67	$9.94
Total investment return[2]	2.65%	3.60%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.11%[5]	1.14%	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%[5]	0.70%	0.70%[5]
Net investment income	3.31%[5]	4.06%	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$45,681	$26,145	$25,523
Portfolio turnover rate	30%	63%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

72

UBS Fixed Income Opportunities Fund

Financial highlights

	Class C
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012	For the period ended June 30, 2011[3]
Net asset value, beginning of period	$9.65	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.13	0.32	0.18
Net realized and unrealized gain (loss)	0.08	(0.05)	(0.14)
Total income from investment operations	0.21	0.27	0.04
Redemption fees	—	0.00[4]	0.00[4]
Less dividends/distributions:
From net investment income	(0.13)	(0.29)	(0.02)
From return of capital	—	—	(0.10)
From net realized gains	—	(0.25)	—
Total dividends/distributions	(0.13)	(0.54)	(0.12)
Net asset value, end of period	$9.73	$9.65	$9.92
Total investment return[2]	2.16%	2.82%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.91%[5]	1.93%	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	1.45%[5]	1.45%	1.45%[5]
Net investment income	2.61%[5]	3.31%	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$6,745	$6,519	$8,116
Portfolio turnover rate	30%	63%	48%

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
73

UBS Global Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.98	$7.41	$7.33	$7.12	$9.17	$9.41
Income (loss) from investment operations:
Net investment income[1]	0.06	0.17	0.19	0.18	0.22	0.27
Net realized and unrealized gain (loss)	0.19	(0.09)	0.61	0.25	(0.92)	(0.08)
Total income (loss) from investment operations	0.25	0.08	0.80	0.43	(0.70)	0.19
Less dividends/distributions:
From net investment income	(0.06)	(0.51)	(0.72)	(0.22)	(1.35)	(0.43)
Net asset value, end of period	$7.17	$6.98	$7.41	$7.33	$7.12	$9.17
Total investment return[2]	3.65%	1.19%	11.55%	5.94%	(7.66)%	1.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.91%[3]	2.63%	2.43%	2.05%	1.68%	1.31%
Expenses after fee waivers and/or expense reimbursement	1.15%[3]	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	1.57%[3]	2.31%	2.53%	2.34%	2.90%	2.81%
Supplemental data:
Net assets, end of period (000's)	$5,112	$4,954	$6,768	$7,240	$7,930	$12,123
Portfolio turnover rate	37%	59%	63%	61%	116%	137%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.17	$8.57	$8.37	$8.10	$10.24	$10.45
Income (loss) from investment operations:
Net investment income[1]	0.08	0.21	0.24	0.22	0.28	0.32
Net realized and unrealized gain (loss)	0.22	(0.08)	0.70	0.28	(1.05)	(0.08)
Total income (loss) from investment operations	0.30	0.13	0.94	0.50	(0.77)	0.24
Less dividends/distributions:
From net investment income	(0.07)	(0.53)	(0.74)	(0.23)	(1.37)	(0.45)
Net asset value, end of period	$8.40	$8.17	$8.57	$8.37	$8.10	$10.24
Total investment return[2]	3.71%	1.49%	11.77%	6.33%	(7.54)%	2.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.64%[3]	2.38%	2.13%	1.73%	1.44%	1.04%
Expenses after fee waivers and/or expense reimbursement	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.82%[3]	2.56%	2.78%	2.60%	3.15%	3.06%
Supplemental data:
Net assets, end of period (000's)	$4,159	$5,234	$6,250	$8,379	$24,437	$52,620
Portfolio turnover rate	37%	59%	63%	61%	116%	137%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Annualized.

74

UBS Global Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.95	$7.38	$7.31	$7.09	$9.15	$9.38
Income (loss) from investment operations:
Net investment income[1]	0.04	0.13	0.15	0.14	0.18	0.22
Net realized and unrealized gain (loss)	0.20	(0.08)	0.61	0.26	(0.92)	(0.07)
Total income (loss) from investment operations	0.24	0.05	0.76	0.40	(0.74)	0.15
Less dividends/distributions:
From net investment income	(0.05)	(0.48)	(0.69)	(0.18)	(1.32)	(0.38)
Net asset value, end of period	$7.14	$6.95	$7.38	$7.31	$7.09	$9.15
Total investment return[2]	3.40%	0.69%	10.88%	5.58%	(8.27)%	1.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.37%[3]	3.10%	2.89%	2.52%	2.17%	1.79%
Expenses after fee waivers and/or expense reimbursement	1.65%[3]	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	1.07%[3]	1.80%	2.01%	1.84%	2.37%	2.31%
Supplemental data:
Net assets, end of period (000's)	$1,918	$2,236	$2,700	$2,242	$1,856	$1,716
Portfolio turnover rate	37%	59%	63%	61%	116%	137%

See accompanying notes to financial statements.
75

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 14 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund, UBS Fixed Income Opportunities Fund, and UBS Global Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Global Bond Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for the differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the- counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the

76

The UBS Funds

Notes to financial statements

day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

77

The UBS Funds

Notes to financial statements

The Board has delegated to the UBS Global Asset Management Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods

78

The UBS Funds

Notes to financial statements

within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2012. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended December 31, 2012 is as follows:

Asset derivatives

	Interest rate risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$10,688	$10,688
Futures contracts[2]	10,813	—	10,813
Options purchased[1]	39,598	—	39,598
Swap agreements[1]	10,642	—	10,642
Total value	$61,053	$10,688	$71,741

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

79

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$—	$(12,592)	$(12,592)
Futures contracts[2]	(10,108)	—	—	(10,108)
Options written[1]	(8,131)	(19,339)	—	(27,470)
Swap agreements[1]	(828)	(31,300)	—	(32,128)
Total value	$(19,067)	$(50,639)	$(12,592)	$(82,298)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended December 31, 2012, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(95,344)	$(95,344)
Futures contracts	(24,088)	—	—	(24,088)
Options purchased[2]	(40,931)	—	—	(40,931)
Options written	19,315	—	—	19,315
Swap agreements	(37,349)	41,990	—	4,641
Total net realized gain (loss)	$(83,053)	$41,990	$(95,344)	$(136,407)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$6,182	$6,182
Futures contracts	16,633	—	—	16,633
Options purchased[2]	(4,026)	—	—	(4,026)
Options written	(82)	(5,839)	—	(5,921)
Swap agreements	11,817	(9,447)	—	2,370
Total change in net unrealized appreciation/depreciation	$24,342	$(15,286)	$6,182	$15,238

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

80

The UBS Funds

Notes to financial statements

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$—	$103,433	$103,433
Futures contracts[2]	593	—	—	593
Swap agreements[1]	1,266,564	4,508	—	1,271,072
Total value	$1,267,157	$4,508	$103,433	$1,375,098

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$—	$(20,318)	$(20,318)
Futures contracts[2]	(15,798)	—	—	(15,798)
Swap agreements[1]	(11,770)	(153,765)	(1,561)	(167,096)
Total value	$(27,568)	$(153,765)	$(21,879)	$(203,212)

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended December 31, 2012, were as follows:

	Interest rate risk	Credit risk	risk	Foreign exchange Total
UBS Emerging Markets Debt Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$98,222	$98,222
Futures contracts	9,974	—	—	9,974
Swap agreements	35,144	(12,560)	—	22,584
Total net realized gain (loss)	$45,118	$(12,560)	$98,222	$130,780
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$83,115	$83,115
Futures contracts	(15,205)	—	—	(15,205)
Swap agreements	77,434	828	(1,561)	76,701
Total change in net unrealized appreciation/depreciation	$62,229	$828	$81,554	$144,611

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

81

The UBS Funds

Notes to financial statements

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$227,189	$227,189
Futures contracts[2]	14,409	—	—	14,409
Options purchased[1]	4,161,814	—	—	4,161,814
Swap agreements[1]	2,994,664	598,143	237,352	3,830,159
Total value	$7,170,887	$598,143	$464,541	$8,233,571

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$(294,074)	$(294,074)
Futures contracts[2]	(133,345)	—	—	(133,345)
Options written[1]	(2,970,868)	(10,284)	—	(2,981,152)
Swap agreements[1]	(11,658,746)	(2,926,379)	(203,034)	(14,788,159)
Total value	$(14,762,959)	$(2,936,663)	$(497,108)	$(18,196,730)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

82

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the period ended December 31, 2012, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(610,137)	$(610,137)
Futures contracts	1,619,676	—	—	1,619,676
Options purchased[2]	(4,688,551)	—	—	(4,688,551)
Options written	655,866	388,625	—	1,044,491
Swap agreements	(636,212)	(692,018)	278,169	(1,050,061)
Total net realized gain (loss)	$(3,049,221)	$(303,393)	$(331,968)	$(3,684,582)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$105,843	$105,843
Futures contracts	(178,193)	—	—	(178,193)
Options purchased[2]	379,563	33,030	—	412,593
Options written	95,830	(20,700)	—	75,130
Swap agreements	742,908	(2,120,590)	10,038	(1,367,644)
Total change in net unrealized appreciation/depreciation	$1,040,108	$(2,108,260)	$115,881	$(952,271)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward foreign currency contracts[1]	$—	$—	$11,590	$11,590
Futures contracts[2]	1,979	—	—	1,979
Swap agreements[1]	—	5,044	—	5,044
Total value	$1,979	$5,044	$11,590	$18,613

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

83

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward foreign currency contracts[1]	$—	$—	$(63,240)	$(63,240)
Futures contracts[2]	(11,604)	—	—	(11,604)
Swap agreements[1]	—	(17,221)	—	(17,221)
Total value	$(11,604)	$(17,221)	$(63,240)	$(92,065)

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended December 31, 2012, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$31,312	$31,312
Futures contracts	25,712	—	—	25,712
Swap agreements	—	(7,448)	—	(7,448)
Total net realized gain (loss)	$25,712	$(7,448)	$31,312	$49,576
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$(45,883)	$(45,883)
Futures contracts	(27,714)	—	—	(27,714)
Swap agreements	—	(23,381)	—	(23,381)
Total change in net unrealized appreciation/depreciation	$(27,714)	$(23,381)	$(45,883)	$(96,978)

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend

84

The UBS Funds

Notes to financial statements

eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

85

The UBS Funds

Notes to financial statements

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund

86

The UBS Funds

Notes to financial statements

will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and

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The UBS Funds

Notes to financial statements

liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income monthly except UBS Fixed Income Opportunities Fund which will distribute its net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of

88

The UBS Funds

Notes to financial statements

defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Core Plus Bond Fund	0.500%	0.475%	0.450%	0.425%	0.400%
UBS Emerging Markets Debt Fund	0.750	0.750	0.750	0.750	0.750
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550

For UBS Core Plus Bond Fund and UBS Global Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2012, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Core Plus Bond Fund	0.64%	1.14%	0.39%	$(11,379)	$101,294	$158,019
UBS Emerging Markets Debt Fund	1.25	1.75	1.00	(4,832)	85,804	104,520
UBS Fixed Income Opportunities Fund	0.95	1.45	0.70	14,237	254,979	170,122
UBS Global Bond Fund	1.15	1.65	0.90	(13,274)	40,220	108,245

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2012 are subject to repayment through June 30, 2015. At December 31, 2012,

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The UBS Funds

Notes to financial statements

the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2013	Expires June 30, 2014	Expires June 30, 2015	Expires June 30, 2016
UBS Core Plus Bond Fund—Class A	$228,137	$68,455	$70,796	$63,846	$25,040
UBS Core Plus Bond Fund—Class C	63,341	18,828	18,459	17,126	8,928
UBS Core Plus Bond Fund—Class Y	910,688	301,741	243,234	241,662	124,051
UBS Emerging Markets Debt Fund—Class A	881	—	—	—	881
UBS Emerging Markets Debt Fund—Class C	880	—	—	—	880
UBS Emerging Markets Debt Fund—Class Y	102,759	—	—	—	102,759
UBS Fixed Income Opportunities Fund—Class A	419,567	—	99,909	242,230	77,428
UBS Fixed Income Opportunities Fund—Class C	65,327	—	15,057	35,078	15,192
UBS Fixed Income Opportunities Fund—Class Y	279,995	—	89,544	112,949	77,502
UBS Global Bond Fund—Class A	295,317	73,286	89,130	87,084	45,817
UBS Global Bond Fund—Class C	105,760	18,996	30,060	38,377	18,327
UBS Global Bond Fund—Class Y	353,089	131,754	91,275	85,959	44,101

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2012, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Core Plus Bond Fund	$2,411	$15,225
UBS Emerging Markets Debt Fund	1,790	8,710
UBS Fixed Income Opportunities Fund	5,364	29,462
UBS Global Bond Fund	776	4,650

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2012 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at December 31, 2012 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if

90

The UBS Funds

Notes to financial statements

any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at December 31, 2012 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

3. Distribution and service plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Core Plus Bond Fund	0.25%	0.75%
UBS Emerging Markets Debt Fund	0.25	0.75
UBS Fixed Income Opportunities Fund	0.25	0.75
UBS Global Bond Fund	0.25	0.75

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2012, certain Funds owed UBS Global AM (US) distribution and service fees, and for the period ended December 31, 2012, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Core Plus Bond Fund—Class A	$942	$424
UBS Core Plus Bond Fund—Class C	1,267	—
UBS Fixed Income Opportunities Fund—Class A	6,801	21,944
UBS Fixed Income Opportunities Fund—Class C	4,269	—
UBS Global Bond Fund—Class A	1,091	90
UBS Global Bond Fund—Class C	1,264	—

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Core Plus Bond Fund	$1,090
UBS Fixed Income Opportunities Fund	4,899
UBS Global Bond Fund	1,697

91

The UBS Funds

Notes to financial statements

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments.

6. Purchases and sales of securities

For the period ended December 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$46,995,029	$46,587,998
UBS Emerging Markets Debt Fund	25,941,316	4,228,881
UBS Fixed Income Opportunities Fund	30,638,960	21,590,020
UBS Global Bond Fund	4,004,134	5,824,157

For the period ended December 31, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$33,245,580	$39,298,924
UBS Fixed Income Opportunities Fund	683,725	2,171,168
UBS Global Bond Fund	73,155	221,027

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

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The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal year ended June 30, 2012 were as follows:

	2012
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Core Plus Bond Fund	$1,163,037	$—	$1,163,037
UBS Fixed Income Opportunities Fund	3,379,450	1,616,950	4,996,400
UBS Global Bond Fund	953,743	—	953,743

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

	Expiration Dates
Fund	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018
UBS Core Plus Bond Fund	$—	$—	$2,514,533	$32,070,048
UBS Global Bond Fund	89,034	577,591	3,369,482	12,176,817

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2012, the following Funds incurred, and elected to defer, losses of the following:

	Post October Capital Losses
Fund	Late year ordinary losses	Short term	Long term
UBS Fixed Income Opportunities Fund	$—	$1,899,045	$—
UBS Global Bond Fund	50,642	—	16,000

As of and during the period ended December 31, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2012, or since inception in the case of UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales

93

The UBS Funds

Notes to financial statements

or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the period ended December 31, 2012.

9. Shares of beneficial interest

For the period ended December 31, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19,484	$180,747	13	$155	79,723	$736,653
Shares repurchased	(379,046)	(3,486,931)	(27,515)	(253,826)	(409,047)	(3,778,708)
Dividends reinvested	5,618	51,862	2,430	22,353	55,233	509,211
Redemption fees	—	14	—	—	—	103
Net decrease	(353,944)	$(3,254,308)	(25,072)	$(231,318)	(274,091)	$(2,532,741)

UBS Emerging Markets Debt Fund1

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	962	$10,100	10	$100	2,500,010	$25,000,100
Net increase	962	$10,100	10	$100	2,500,010	$25,000,100

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	314,009	$3,075,120	70,803	$693,809	1,964,234	$19,300,198
Shares repurchased	(953,135)	(9,297,773)	(60,363)	(591,591)	(14,790)	(142,870)
Dividends reinvested	28,976	282,671	7,053	68,725	30,052	293,388
Redemption fees	—	657	—	—	—	115
Net increase (decrease)	(610,150)	$(5,939,325)	17,493	$170,943	1,979,496	$19,450,831

94

The UBS Funds

Notes to financial statements

UBS Global Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,482	$280,299	13,646	$97,063	43,514	$366,242
Shares repurchased	(41,960)	(299,722)	(68,277)	(486,767)	(194,168)	(1,622,178)
Dividends reinvested	5,620	40,152	1,664	11,843	4,781	40,004
Redemption fees	—	—	—	—	—	13
Net increase (decrease)	3,142	$20,729	(52,967)	$(377,861)	(145,873)	$(1,215,919)

1  For the period July 23, 2012 (commencement of operations) to December 31, 2012.

For the year ended June 30, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	387,706	$3,448,450	2,318	$20,761
Shares repurchased	(262,938)	(2,362,224)	(728)	(6,611)
Shares converted from Class B to Class A	7,995	72,104	(7,981)	(72,104)
Dividends reinvested	11,715	104,836	56	500
Redemption fees	—	227	—	—
Net increase (decrease)	144,478	$1,263,393	(6,335)	$(57,454)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	32,681	$291,778	532,569	$4,774,132
Shares repurchased	(47,661)	(426,493)	(530,580)	(4,765,600)
Dividends reinvested	4,674	41,719	102,090	913,493
Redemption fees	—	257	—	4,002
Net increase (decrease)	(10,306)	$(92,739)	104,079	$926,027

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,063,573	$10,401,582	61,603	$597,546	14,489	$144,317
Shares repurchased	(4,080,571)	(39,791,223)	(237,846)	(2,304,662)	(286)	(2,803)
Dividends reinvested	160,672	1,537,619	33,064	316,030	119,981	1,145,792
Redemption fees	—	5,568	—	1,002	—	18
Net increase (decrease)	(2,856,326)	$(27,846,454)	(143,179)	$(1,390,084)	134,184	$1,287,324

95

The UBS Funds

Notes to financial statements

UBS Global Bond Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	28,607	$205,890	2,906	$21,432
Shares repurchased	(287,527)	(2,072,525)	—	—
Shares converted from Class B to Class A	9,380	67,180	(9,341)	(67,180)
Dividends reinvested	45,327	317,802	362	2,545
Redemption fees	—	36	—	—
Net decrease	(204,213)	$(1,481,617)	(6,073)	$(43,203)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	61,244	$436,655	73,306	$628,183
Shares repurchased	(128,016)	(900,364)	(201,974)	(1,705,772)
Dividends reinvested	22,468	156,453	40,657	332,678
Redemption fees	—	—	—	255
Net decrease	(44,304)	$(307,256)	(88,011)	$(744,656)

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund.

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The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1173

UBS Equity
Funds

December 31, 2012

The UBS Funds—Equities

Semiannual Report

President's letter	1
Market commentary	2
Equity Funds
UBS Equity Long-Short Multi-Strategy Fund (formerly, UBS Market Neutral Multi-Strategy Fund)	4
UBS International Equity Fund	13
UBS U.S. Equity Alpha Fund	23
UBS U.S. Equity Opportunity Fund	34
UBS U.S. Large Cap Equity Fund	42
UBS U.S. Small Cap Growth Fund	50
Explanation of expense disclosure	59
Statement of assets and liabilities	62
Statement of operations	66
Statement of changes in net assets	68
Statement of cash flows	72
Financial highlights	74
Notes to financial statements	86
General information	103

This page intentionally left blank.

President's letter

February 15, 2013

Dear Shareholder,

Since I last wrote to you six months ago, some of the macroeconomic concerns, such as the US fiscal cliff, European sovereign debt crisis and other potential global worries, shaking investor confidence have largely abated. As a result, we are witnessing early signs that investors are looking to transition some of their assets from traditional fixed income and cash back into risk assets. However, concerns remain, and a large number of investors are waiting on the sidelines, either hesitant or unwilling to venture into uncertain and relatively more volatile markets.

While those investors who have contributed to record fixed income asset flows over the past few years have generally been compensated with positive performance, this seemingly soft-paved road they have been riding may eventually hit a rough patch—inevitably resulting in a letdown for those who have grown complacent in the benign fixed income market. Equally disappointed may be those investors sitting on the sidelines in cash, as they may find they were unable to achieve the level of returns required to fund their needs. Clearly, now more than ever, investors need to examine their portfolios. Given these circumstances, what may be an investor's best defense against the backdrop of a volatile—or any—market environment? The answer is a thoughtful plan anchored on diversification.

At UBS Global Asset Management, we remain committed to providing you with globally diversified, outcome-oriented solutions that we believe can help you navigate today's markets and help you meet your investment goals. Over the last few years, we have enhanced and refined our mutual fund lineup to better meet your needs for growth, while limiting volatility in the face of evolving markets. For example, in April 2012, we launched UBS Multi-Asset Income Fund, which is designed to provide risk-managed income while focusing on minimizing capital risk in the current interest rate environment. UBS Dynamic Alpha Fund seeks to provide investors with a flexible strategy that relies less on favorable market conditions to generate an absolute return, and focuses more on loss limitation. UBS Fixed Income Opportunities Fund, which has the flexibility to adjust its duration and the ability to short interest rate markets, can play an important complementary role in an investor's overall fixed income allocation.

We recognize that now, more than ever, investors can benefit from professional guidance as they review their portfolios and reallocate them with a forward-thinking view. In making this transition, the value of risk-managed solutions provided by well-resourced global managers cannot be overemphasized. I firmly believe that our over 30-year active asset allocation history combined with our diversified and continually evolving fund lineup can help investors build their portfolios to successfully meet their individual, long-term investment goals.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

The markets in review

Global economic growth decelerates

While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed and far from robust. Looking back, the Commerce Department reported 2.0% gross domestic product ("GDP") growth in the US for the first quarter of 2012, followed by growth of 1.3% in the second quarter, partially due to weaker consumer spending. It then hit a soft patch and only grew 1.3% in the second quarter, partially due to weaker consumer spending. After expanding 3.1% in the third quarter, GDP growth contracted 0.1%1 in the fourth quarter, representing the first negative reading since the second quarter of 2009.

The Federal Reserve Board ("Fed") took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate (the federal funds rate, or "fed funds" rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level of between 0% and 0.25%. Prior to the beginning of the reporting period, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed "Operation Twist"). At its June meeting, the Fed extended Operation Twist until the end of 2012. In September, the Fed launched a third round of quantitative easing ("QE3"), which involved purchasing $40 billion of agency mortgage-backed securities ("MBS") on an open-ended basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS, as well as purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold "...as long as the unemployment rate remains above 6.5%," provided inflation remains well-contained.

Economic growth in countries outside the US also decelerated and, in some cases, fell back into recessions. In October 2012, the International Monetary Fund ("IMF") projected that global growth would decline from 3.8% in 2011, to 3.3% in 2012. From a regional perspective, the IMF anticipated that 2012 growth in the Eurozone would contract 0.4%. While growth in emerging market countries was expected to remain higher than in their developed country counterparts, the IMF projected that emerging markets growth would fall from 6.2%, in 2011 to 5.3% in 2012.

Global equities produce solid results

While the global equity market experienced periods of volatility, it ultimately generated strong results during the reporting period. A number of macro issues negatively impacted investor sentiment at times, including the European sovereign debt crisis, moderating global growth and uncertainties related to the US "fiscal cliff." However, in general, investor risk appetite returned fairly quickly as investors looked to boost their returns. Also supporting sentiment were actions taken by central banks to support their economies. The US stock market, as measured by the S&P 500 Index,2 rose during five of the six months during the reporting period and gained 5.95% for the six months ended December 31, 2012.

1  Based on the Commerce Department's most recent estimate announced on January 30, 2013, after the Funds' fiscal period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

International developed and emerging markets equities also experienced periodic soft patches, but they produced strong results during the reporting period. Aggressive actions taken by the European Central Bank to support the eurozone and indications that China may avoid a "hard landing" for its economy were two factors boosting investor sentiment for foreign stocks. All told, international developed equities, as measured by the MSCI EAFE Index (net),3 returned 13.95% during the six months ended December 31, 2012. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 rose 13.75% over the same time period.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS Equity Long-Short Multi-Strategy Fund (previously UBS Market Neutral Multi-Strategy Fund) (the "Fund") declined 0.95% (Class A shares declined 6.41% after the deduction of the maximum sales charge), while Class Y shares declined 0.74%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.05% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Special Fund Update

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications to UBS Market Neutral Multi-Strategy Fund, which went into effect on September 5, 2012. Specifically:

•  The Fund's name changed from UBS Market Neutral Multi-Strategy Fund to UBS Equity Long-Short Multi-Strategy Fund.

•  The Fund's investment objective changed to reflect that the Fund seeks to preserve and grow capital with low correlation to the equity markets.

•  The Fund's investment strategy changed to reflect its shift from a market neutral strategy to a multi-strategy that allows the Fund to vary net exposure to the equity markets.

The transition from the Fund's previous strategy to its new strategy occurred during the first two weeks of September 2012.

Overall, the Fund generated a negative return during the reporting period and lagged the Index. The Fund's underperformance was primarily driven by the negative return generated by the US fundamental sleeve of the portfolio in September 2012.

That said, in the time since we implemented changes to its investment strategy, the Fund has generated a positive absolute return and outperformed its benchmark. This was directly related to the Fund's ability to take on directional long and short exposures. Stock correlations also declined in the second half of the period, which helped us in our efforts to add value through stock selection.

During the first half of the reporting period, the various sleeves in which the Fund invests used derivative instruments for efficient portfolio and risk management purposes. The use of these derivatives during the period was successful in helping the sleeves manage both their portfolios and risk. The Fund also successfully used currency forwards, another type of derivative instrument, to hedge its currency exposure. As a result of the strategy change, we closed all existing currency forwards positions on September 19, 2012. For current month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Portfolio performance summary1

What worked

•  During the second half of the reporting period, the Fund's US equity long/short strategy outperformed its benchmark.

  – The Fund's investment strategy has changed from a market neutral to a multi-strategy approach that allows us to pursue net exposure to the equity markets. The Fund's expected net equity market exposure (the difference

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Equity Long-Short Multi-Strategy Fund

between the long market value and short market value) will typically range from 10% to 50%. Using its new investment strategy, the Fund generated a positive absolute return and outperformed its benchmark during the second half of the reporting period.

  – The correlation among stocks decreased during the second half of the period, as investors appeared to have a renewed focus on company fundamentals. This was a positive development for the Fund and our bottom-up selection process. During this period, the Fund's stock selection was beneficial in seven of the 10 broad equity market sectors.

  – Stock selection was most successful in the consumer discretionary sector, largely due to two short positions that added value as their share prices declined.

  – Stock selection was also rewarded in the health care sector, given a variety of short and long positions that were additive for results.

  – In terms of the Fund's individual holdings, a long position in a rental car company was rewarded, as its share price moved sharply higher, supported by improving industry dynamics.

•  The event-driven sleeve modestly contributed to results during the first half of the reporting period. The event-driven sleeve seeks to identify and capitalize on specific events, such as changes in major global equity indices. The main positive contributors were the index events during July 2012 in the Topix.

What didn't work

•  During the first half of the reporting period, the Fund's US fundamental sleeve was the largest detractor from performance. While stock selection was positive in the first half of the reporting period, led by health care and energy sectors, the directional market exposure during the second half of September was a large detractor for the Fund.

•  The European fundamental sleeve also detracted from performance during the first half of the period. Short positions in the health care and insurance sectors detracted from results as their shares increased in value, more than offsetting the positive impact from several long positions in those sectors.

•  During the second half of the period, stock selection in the financials sector was a modest detractor from results. A combination of long and short positions in the sector was slightly negative for performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Equity Long-Short Multi-Strategy Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(0.95)%	(2.61)%	(2.67)%
Class C3	(1.29)	(3.37)	(3.38)
Class Y4	(0.74)	(2.28)	(2.38)
After deducting maximum sales charge
Class A2	(6.41)%	(7.98)%	(4.83)%
Class C3	(2.28)	(4.34)	(3.38)
Citigroup Three-Month US Treasury Bill Index[5]	0.05%	0.07%	0.09%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—4.77% and 3.26%; Class C—5.43% and 4.01%; Class Y—4.26% and 3.01%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Due to the Fund's strategy change, the Fund has restated the "Dividend expense and security loan fees for securities sold short" and "Acquired fund fees and expenses", which are reflected in the annualized gross and net expense ratios above, based on the anticipated expenses for the new strategy. These "Dividend expense and security loan fees for securities sold short" and "Acquired fund fees and expenses" are based on estimates and may vary based on actual investments. The actual "Dividend expense and security loan fees for securities sold short" for the Fund's fiscal year ended June 30, 2012 were 2.50% for Class A shares, 2.55% for Class C shares and 2.58% for Class Y shares. The actual "Acquired fund fees and expenses" for the Fund's fiscal year ended June 30, 2012 were 0.04% for Class A shares, 0.04% for Class C shares and 0.04% for Class Y shares. The actual "Total annual fund operating expenses" for the Fund's fiscal year ended June 30, 2012 were 5.80% for Class A shares, 6.51% for Class C shares and 5.37% for Class Y shares. The actual "Total annual fund operating expenses after management fee waiver/expense reimbursements" for the Fund's fiscal year ended June 30, 2012 were 4.29% for Class A shares, 5.08% for Class C shares and 4.12% for Class Y shares. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Equity Long-Short Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Top ten equity holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
Adobe Systems, Inc.	3.3%
Apple, Inc.	3.0
Amazon.com, Inc.	2.6
General Dynamics Corp.	2.4
NextEra Energy, Inc.	2.4
Norfolk Southern Corp.	2.3
NetApp, Inc.	2.2
Hertz Global Holdings, Inc.	2.1
Edison International	1.9
PG&E Corp.	1.9
Total	24.1%

1  Only long positions are considered for top ten holdings.

UBS Equity Long-Short Multi-Strategy Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2012

Common stocks
Aerospace & defense	2.83%
Airlines	0.63
Biotechnology	5.07
Capital markets	2.46
Chemicals	1.61
Commercial banks	3.95
Commercial services & supplies	0.36
Communications equipment	0.48
Computers & peripherals	5.18
Diversified financial services	1.96
Electric utilities	4.25
Energy equipment & services	3.12
Food products	0.83
Health care equipment & supplies	2.31
Health care providers & services	1.83
Hotels, restaurants & leisure	0.72
Household products	0.61
Insurance	2.17
Internet & catalog retail	2.59
Internet software & services	0.91
IT services	0.63
Life sciences tools & services	2.18
Machinery	1.61
Media	3.95
Metals & mining	0.43
Multiline retail	0.63
Multi-utilities	1.86
Oil, gas & consumable fuels	6.26
Paper & forest products	0.79
Pharmaceuticals	1.83
Real estate investment trust (REIT)	1.98
Road & rail	4.87
Semiconductors & semiconductor equipment	4.05
Software	3.91
Textiles, apparel & luxury goods	1.45
Tobacco	0.38
Wireless telecommunication services	0.87
Total common stocks	81.55%
Short-term investment	27.00
Total investments before investments sold short	108.55%
Investments sold short
Common stocks
Beverages	(0.98)%
Biotechnology	(1.12)
Capital markets	(1.40)
Chemicals	(2.31)
Commercial banks	(2.32)
Commercial services & supplies	(2.24)
Communications equipment	(1.08)
Computers & peripherals	(1.20)
Consumer finance	(0.26)
Distributors	(0.49)
Diversified financial services	(1.11)
Electric utilities	(1.57)
Electrical equipment	(1.19)
Electronic equipment, instruments & components	(0.48)
Energy equipment & services	(0.54)
Food & staples retailing	(0.59)
Gas utilities	(0.47)
Health care equipment & supplies	(3.44)
Health care providers & services	(0.62)
Hotels, restaurants & leisure	(1.95)
Independent power producers & energy traders	(0.42)
Insurance	(1.29)
IT services	(2.28)
Life sciences tools & services	(1.38)
Machinery	(0.66)
Media	(2.15)
Multiline retail	(0.96)
Multi-utilities	(4.28)
Office electronics	(0.86)
Oil, gas & consumable fuels	(4.29)
Pharmaceuticals	(2.72)
Real estate investment trust (REIT)	(0.97)
Road & rail	(1.33)
Semiconductors & semiconductor equipment	(1.49)
Software	(3.16)
Specialty retail	(1.52)
Textiles, apparel & luxury goods	(0.25)
Trading companies & distributors	(2.59)
Water utilities	(0.59)
Total investments sold short	(58.55)%
Total investments, net of investments sold short	50.00
Cash and other assets, less liabilities	50.00
Net assets	100.00%

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks: 81.55%
Israel: 0.48%
Teva Pharmaceutical Industries Ltd. ADR	2,000	$74,680
Netherlands: 0.63%
NXP Semiconductor NV*[1]	3,700	97,569
Singapore: 0.71%
Avago Technologies Ltd.[1]	3,500	110,810
United States: 79.73%
Acorda Therapeutics, Inc.*[1]	9,200	228,712
Adobe Systems, Inc.*[1]	13,700	516,216
Aegerion Pharmaceuticals, Inc.*[1]	3,250	82,518
Allergan, Inc.[1]	700	64,211
Alnylam Pharmaceuticals, Inc.*[1]	4,900	89,425
Amazon.com, Inc.*[1]	1,600	401,824
American Campus Communities, Inc.[1]	1,300	59,969
American Capital Agency Corp.[1]	4,800	138,912
Apple, Inc.[1]	880	469,066
Archer-Daniels-Midland Co.[1]	2,600	71,214
Atmel Corp.*[1]	38,500	252,175
Baker Hughes, Inc.[1]	3,000	122,520
Baxter International, Inc.[1]	2,000	133,320
Bio-Rad Laboratories, Inc., Class A*[1]	2,300	241,615
Bruker Corp.*[1]	6,300	96,201
Cabot Oil & Gas Corp.[1]	3,450	171,603
Celanese Corp., Series A1	2,400	106,872
Citigroup, Inc.[1]	5,640	223,118
CME Group, Inc.[1]	1,600	81,136
Colgate-Palmolive Co.[1]	900	94,086
Comcast Corp., Class A1	5,300	198,114
Cubist Pharmaceuticals, Inc.*[1]	3,200	134,592
Digital Realty Trust, Inc.[1]	1,600	108,624
Dow Chemical Co.[1]	4,400	142,208
Edison International[1]	6,500	293,735
EOG Resources, Inc.[1]	1,630	196,888
EQT Corp.[1]	4,300	253,614
Fifth Third Bancorp[1]	3,400	51,646
General Dynamics Corp.[1]	5,400	374,058
Gilead Sciences, Inc.*[1]	2,600	190,970
Google, Inc., Class A*[1]	200	141,874
Halliburton Co.[1]	3,100	107,539
HCA Holdings, Inc.[1]	2,000	60,340
Hertz Global Holdings, Inc.*[1]	19,900	323,773
Hess Corp.[1]	3,200	169,472
Hill-Rom Holdings, Inc.[1]	2,100	59,850
Hospira, Inc.*[1]	1,800	56,232
Illinois Tool Works, Inc.[1]	4,100	249,321
International Paper Co.[1]	3,100	123,504
Invesco Ltd.[1]	5,000	130,450
Juniper Networks, Inc.*[1]	3,800	74,746
Kraft Foods Group, Inc.[1]	466	21,189
	Shares	Value
Ligand Pharmaceuticals, Inc., Class B*[1]	2,900	$60,146
Lincoln National Corp.[1]	5,400	139,860
Macy's, Inc.[1]	2,500	97,550
McDermott International, Inc.*[1]	6,600	72,732
Medtronic, Inc.[1]	4,000	164,080
Merck & Co., Inc.[1]	2,200	90,068
MetLife, Inc.[1]	4,200	138,348
MetroPCS Communications, Inc.*[1]	5,300	52,682
Micron Technology, Inc.*[1]	7,000	44,450
Mondelez International, Inc., Class A1	1,400	35,658
Morgan Stanley[1]	13,200	252,384
NetApp, Inc.*[1]	10,000	335,500
NextEra Energy, Inc.[1]	5,300	366,707
NII Holdings, Inc.*[1]	11,600	82,708
Noble Corp.[1]	5,200	181,064
Norfolk Southern Corp.[1]	5,800	358,672
Peabody Energy Corp.[1]	1,800	47,898
PG&E Corp.[1]	7,200	289,296
Philip Morris International, Inc.[1]	700	58,548
PNC Financial Services Group, Inc.[1]	900	52,479
Prudential Financial, Inc.[1]	1,100	58,663
Ralph Lauren Corp.[1]	1,500	224,880
Republic Services, Inc.[1]	1,900	55,727
Ryder System, Inc.[1]	1,500	74,895
ServiceSource International, Inc.*[1]	16,800	98,280
Skyworks Solutions, Inc.*[1]	6,100	123,830
Spirit Airlines, Inc.*[1]	5,500	97,460
Starbucks Corp.[1]	2,100	112,602
Steel Dynamics, Inc.[1]	4,900	67,277
SunTrust Banks, Inc.[1]	1,800	51,030
Symantec Corp.*[1]	4,900	92,169
Time Warner, Inc.[1]	5,800	277,414
Ultra Petroleum Corp.*[1]	7,400	134,162
United Technologies Corp.[1]	800	65,608
UnitedHealth Group, Inc.[1]	1,500	81,360
US Bancorp[1]	7,600	242,744
Viacom, Inc., Class B1	2,600	137,124
WellPoint, Inc.[1]	2,350	143,162
Wells Fargo & Co.[1]	6,300	215,334
Total United States common stocks		12,382,003
Total common stocks (cost $12,385,335)		12,665,062
Short-term investment: 27.00%
Investment company: 27.00%
UBS Cash Management Prime Relationship Fund[2] (cost $4,193,637)	4,193,637	4,193,637
Total investments before investments sold short: 108.55% (cost $16,578,972)		16,858,699

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Investments sold short: (58.55)%
Common stocks: (58.55)%
Netherlands: (0.51)%
LyondellBasell Industries NV, Class A	(1,400)	$(79,926)
Switzerland: (0.55)%
Tyco International Ltd.	(2,900)	(84,825)
United States: (57.49)%
Abbott Laboratories	(1,600)	(104,800)
Abercrombie & Fitch Co., Class A	(900)	(43,173)
ADT Corp.	(1,450)	(67,410)
AGCO Corp.	(2,100)	(103,152)
Alliant Energy Corp.	(3,600)	(158,076)
American Express Co.	(700)	(40,236)
American International Group, Inc.	(3,800)	(134,140)
Amgen, Inc.	(500)	(43,160)
Analog Devices, Inc.	(1,000)	(42,060)
Aqua America, Inc.	(3,600)	(91,512)
Aruba Networks, Inc.	(2,100)	(43,575)
Associated Banc-Corp.	(5,100)	(66,912)
Auxilium Pharmaceuticals, Inc.	(2,000)	(37,060)
AvalonBay Communities, Inc.	(300)	(40,677)
Bank of America Corp.	(10,100)	(117,160)
BMC Software, Inc.	(4,200)	(166,572)
Bristol-Myers Squibb Co.	(2,300)	(74,957)
Brown-Forman Corp., Class B	(2,400)	(151,800)
Calpine Corp.	(3,600)	(65,268)
Celgene Corp.	(1,100)	(86,592)
Cepheid, Inc.	(1,300)	(43,953)
Charles Schwab Corp.	(6,700)	(96,212)
Chevron Corp.	(800)	(86,512)
Choice Hotels International, Inc.	(1,100)	(36,982)
Cisco Systems, Inc.	(6,300)	(123,795)
Citrix Systems, Inc.	(1,600)	(105,200)
City National Corp.	(800)	(39,616)
Cognizant Technology Solutions Corp., Class A	(2,100)	(155,505)
Community Health Systems, Inc.	(1,550)	(47,647)
ConocoPhillips	(3,500)	(202,965)
Consolidated Edison, Inc.	(3,800)	(211,052)
Corning, Inc.	(5,900)	(74,458)
CSX Corp.	(5,800)	(114,434)
Dell, Inc.	(13,800)	(139,794)
DexCom, Inc.	(3,400)	(46,274)
Dollar General Corp.	(2,300)	(101,407)
Ecolab, Inc.	(1,600)	(115,040)
Eli Lilly & Co.	(2,500)	(123,300)
Equity Residential	(800)	(45,336)
Exxon Mobil Corp.	(2,000)	(173,100)
Fastenal Co.	(4,300)	(200,767)
Fiserv, Inc.	(1,300)	(102,739)
Gannett Co., Inc.	(5,800)	(104,458)
	Shares	Value
Gap, Inc.	(3,200)	$(99,328)
Genuine Parts Co.	(1,200)	(76,296)
Haemonetics Corp.	(1,100)	(44,924)
Hartford Financial Services Group, Inc.	(3,000)	(67,320)
Hawaiian Electric Industries, Inc.	(2,600)	(65,364)
Healthcare Services Group, Inc.	(3,700)	(85,951)
Hyatt Hotels Corp., Class A	(3,200)	(123,424)
IDEXX Laboratories, Inc.	(1,050)	(97,440)
Illumina, Inc.	(1,200)	(66,708)
Integrys Energy Group, Inc.	(3,300)	(172,326)
IntercontinentalExchange, Inc.	(450)	(55,714)
International Business Machines Corp.	(500)	(95,775)
Intuitive Surgical, Inc.	(250)	(122,593)
Kansas City Southern	(1,100)	(91,828)
KLA-Tencor Corp.	(1,900)	(90,744)
Lamar Advertising Co., Class A	(4,400)	(170,500)
Lexmark International, Inc., Class A	(2,000)	(46,380)
MDU Resources Group, Inc.	(2,900)	(61,596)
Meridian Bioscience, Inc.	(2,200)	(44,550)
Mettler-Toledo International, Inc.	(760)	(146,908)
Nordstrom, Inc.	(900)	(48,150)
Northern Trust Corp.	(1,000)	(50,160)
Occidental Petroleum Corp.	(1,000)	(76,610)
Owens & Minor, Inc.	(1,700)	(48,467)
Pepco Holdings, Inc.	(3,400)	(66,674)
Perrigo Co.	(800)	(83,224)
Pioneer Natural Resources Co.	(1,200)	(127,908)
Pitney Bowes, Inc.	(10,300)	(109,592)
Praxair, Inc.	(1,100)	(120,395)
Public Storage	(450)	(65,232)
Questar Corp.	(3,700)	(73,112)
Red Hat, Inc.	(3,400)	(180,064)
Rockwell Automation, Inc.	(2,200)	(184,778)
Schlumberger Ltd.	(1,200)	(83,148)
Sigma-Aldrich Corp.	(600)	(44,148)
Signature Bank	(700)	(49,938)
Southern Co.	(2,600)	(111,306)
Starwood Hotels & Resorts Worldwide, Inc.	(2,500)	(143,400)
STERIS Corp.	(1,250)	(43,413)
SVB Financial Group	(800)	(44,776)
Synopsys, Inc.	(1,200)	(38,208)
T. Rowe Price Group, Inc.	(1,100)	(71,643)
TCF Financial Corp.	(6,500)	(78,975)
TECO Energy, Inc.	(3,600)	(60,336)
Teradyne, Inc.	(5,900)	(99,651)
Thoratec Corp.	(1,150)	(43,148)
TJX Cos., Inc.	(2,200)	(93,390)
Under Armour, Inc., Class A	(800)	(38,824)
Volcano Corp.	(1,400)	(33,054)
Walt Disney Co.	(1,200)	(59,748)
Whole Foods Market, Inc.	(1,000)	(91,330)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Wright Medical Group, Inc.	(2,700)	$(56,673)
WW Grainger, Inc.	(1,000)	(202,370)
Xerox Corp.	(19,500)	(132,990)
Zions Bancorporation	(3,700)	(79,180)
Total United States common stocks		(8,928,522)
Total investments sold short (proceeds $8,622,365)		(9,093,273)
Total investments, net of investments sold short: 50.00%		7,765,426
Cash and other assets, less liabilities: 50.00%		7,765,450
Net assets: 100.00%		$15,530,876

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$840,476
Gross unrealized depreciation	(560,749)
Net unrealized appreciation of investments	$279,727

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 12.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$12,665,062	$—	$—	$12,665,062
Common stocks sold short	(9,093,273)	—	—	(9,093,273)
Short-term investment	—	4,193,637	—	4,193,637
Total	$3,571,789	$4,193,637	$—	$7,765,426

At December 31, 2012, there were no transfers between Level 1 and Level 2.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2012 (unaudited)

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common stocks sold short	Total
Assets
Beginning balance	$(1,296)	$(1,296)
Purchases	1,096	1,096
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized loss	(1,096)	(1,096)
Change in net unrealized appreciation/depreciation	1,296	1,296
Net transfers into Level 3	—	—
Net transfers out of Level 3	—	—
Ending balance	$—	$—

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$9,335,046	$8,979,718	$14,121,127	$4,193,637	$6,073

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS International Equity Fund (the "Fund") returned 14.11% (Class A shares returned 7.88% after the deduction of the maximum sales charge), while Class Y shares returned 14.42%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned 13.65% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 15; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a strong absolute return and outperformed its benchmark during the reporting period, primarily due to stock selection.

Portfolio performance summary1

What worked

•  Overall, individual stock selection was a positive for performance during the reporting period.

  – Mellanox Technologies, an Israeli company that supplies interconnect products essential for cloud computing, was the top contributor to the Fund's performance during the reporting period, as its results exceeded analysts' expectations. (For additional details, see "Portfolio Highlights.")

  – Turk Hava Yollari is Turkey's leading airline. Its share price moved higher during the reporting period, as it continued to gain market share. (For additional details, see "Portfolio Highlights.")

  – Carrefour is the largest retailer in France and the second largest chain store retailer in the world. After a weak start at the beginning of 2012, the company's shares rose sharply during the reporting period. Carrefour has been under new leadership since early 2012, has been recovering its competitiveness in its domestic market and selling non-core assets in Asia and Latin America. Furthermore, Carrefour has successfully paid down debt and experienced solid same-store sales.

  – Barclays Plc. is a British multinational banking and financial services company headquartered in London. During the first half of 2012, Barclays' shares were trading at depressed levels given the repercussions from the ongoing European sovereign debt crisis and low expectations for the banking sector as a whole. However, Barclays' shares sharply rallied during the reporting period, as investor sentiment improved given the company's strengthening balance sheet. In addition, the overhang from the company's involvement in the London Interbank Offered Rate (LIBOR)—the average interest rate at which large international banks can borrow from each other—scandal was removed as Barclays agreed to a $450 million settlement.

•  Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund's overall sector allocations are a byproduct of our bottom-up stock selection process. During the reporting period, an overweight to consumer discretionary, along with underweights to utilities and health care, were beneficial to the Fund's relative performance.

What didn't work

•  Several individual stocks had a negative impact on performance.

  – Sankyo Co., a Japanese game machine company, experienced delays in introducing its new product line. In addition, sentiment regarding the company soured as its existing products lost market share during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS International Equity Fund

  – Boart Longyear is an Australian company that provides drilling services to the mining industry. Its shares fell sharply during the reporting period as capital expenditure budgets from major mining companies were reduced. These reductions resulted from a slowdown in the global economy and uncertainty over mining projects. We sold out of our position in Boart Longyear in August due to deteriorating fundamentals.

  – Petrominerales Ltd., a Latin America-based oil and gas exploration and production company, generated disappointing performance and detracted from the Fund's results during the reporting period. (For additional details, see "Portfolio Highlights.")

  – Vodafone Group is a British multinational telecommunications company headquartered in London. Its shares declined during the reporting period as it experienced both increased pricing pressures and a lack of growth in its end markets. In addition, the anticipated benefits from Vodafone's part ownership in Verizon Wireless have not met expectations.

•  Sector allocations in several areas detracted from results. Overweights to information technology, financials and telecommunication services were negative for the Fund's relative performance during the reporting period.

Portfolio highlights

•  Mellanox Technologies Ltd. designs and manufactures end-to-end InfiniBan and Ethernet connectivity solutions and services for servers and storage, both of which are key products used in cloud computing. The Fund's position in the company was rewarded as Mellanox Technologies posted results that exceeded analysts' expectations. In addition, the company raised its earnings estimates, which further increased its share price. We sold out of our position in Mellanox Technologies in October, as the company failed to meet both sales and earnings expectations.

•  Turkish airline Turk Hava Yollari continued to successfully add international routes and gain international market share, as it converts Istanbul into a global transfer hub. Based largely on Turk Hava Yollari's increased success, Istanbul airport experienced a 20% increase in passengers in 2012. In comparison, other European global transfer hubs, such as London's Heathrow Airport and Charles de Gaulle Airport in Paris, experienced only slight increases in passenger volume during the year.

•  The Fund's position in Petrominerales, an oil and gas exploration and production company, was not rewarded as the company's shares fell sharply during the reporting period. In particular, Petrominerales was negatively impacted by poor drilling results at its properties in Columbia and Peru.

•  Imperial Tobacco is a well-managed, global tobacco products manufacturer that has leading positions in key tobacco profit pools, such as the UK, Germany, Spain and Russia. While it primarily competes in the value and mid-price ranges, it has been growing Davidoff as a global premium brand. After a strong start to 2012, the company underperformed as investors became concerned about higher tobacco excise taxes in Europe. In addition, anti-tobacco regulations limited advertising and promotions in Europe and Russia—two important markets for the company.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Equity Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.11%	18.50%	(3.27)%	6.64%
Class C2	13.79	17.70	(3.98)	5.86
Class Y3	14.42	18.80	(3.04)	6.89
After deducting maximum sales charge
Class A1	7.88%	11.95%	(4.36)%	6.05%
Class C2	12.79	16.70	(3.98)	5.86
MSCI World Free ex USA Index (net)[4]	13.65%	16.41%	(3.43)%	8.60%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—2.28% and 1.25%; Class C—3.06% and 2.00%; Class Y—2.06% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class Y shares.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS International Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2012

Percentage of net assets
Novartis AG	2.4%
Nestle SA	2.3
HSBC Holdings PLC	1.9
Samsung Electronics Co., Ltd.	1.7
Rio Tinto PLC	1.7
Mitsubishi UFJ Financial Group, Inc.	1.6
Volkswagen AG, Preference shares	1.6
BP PLC	1.5
Vodafone Group PLC	1.5
Shin-Etsu Chemical Co., Ltd.	1.3
Total	17.5%

Country exposure by issuer, top five (unaudited)

As of December 31, 2012

Percentage of net assets
United Kingdom	17.6%
Japan	16.6
Germany	10.6
China	6.7
Switzerland	6.4
Total	57.9%

UBS International Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2012

Common stocks
Airlines	0.70%
Auto components	1.31
Automobiles	3.68
Beverages	2.15
Building products	0.62
Capital markets	1.72
Chemicals	4.25
Commercial banks	13.44
Computers & peripherals	0.74
Construction & engineering	0.60
Construction materials	1.43
Consumer finance	0.38
Diversified financial services	1.71
Diversified telecommunication services	0.99
Electric utilities	0.82
Electrical equipment	0.71
Electronic equipment, instruments & components	1.32
Energy equipment & services	1.49
Food & staples retailing	1.43
Food products	3.14
Gas utilities	0.39
Hotels, restaurants & leisure	1.19
Household durables	0.38
Household products	0.32
Industrial conglomerates	0.21
Insurance	4.65
Internet & catalog retail	0.50
Internet software & services	0.44
IT services	0.44
Leisure equipment & products	0.55%
Life sciences tools & services	0.69
Machinery	3.99
Marine	0.30
Media	1.71
Metals & mining	5.86
Multiline retail	0.84
Multi-utilities	0.58
Oil, gas & consumable fuels	7.00
Paper & forest products	0.48
Personal products	0.62
Pharmaceuticals	5.04
Real estate investment trust (REIT)	1.01
Real estate management & development	2.02
Semiconductors & semiconductor equipment	2.98
Software	1.45
Specialty retail	0.95
Textiles, apparel & luxury goods	1.11
Tobacco	1.22
Trading companies & distributors	1.48
Wireless telecommunication services	3.80
Total common stocks	94.83%
Preferred stock	1.59
Short-term investment	2.48
Total investments	98.90%
Cash and other assets, less liabilities	1.10
Net assets	100.00%

UBS International Equity Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks: 94.83%
Australia: 4.21%
Atlas Iron Ltd.	34,367	$65,519
Australia & New Zealand Banking Group Ltd.	1,771	46,366
BHP Billiton Ltd.	2,080	81,231
Commonwealth Bank of Australia	1,093	70,999
Fortescue Metals Group Ltd.	22,276	110,519
Incitec Pivot Ltd.	18,641	63,346
Orica Ltd.	5,628	147,997
Treasury Wine Estates Ltd.	6,559	32,301
Westfield Group	9,784	107,960
Westpac Banking Corp.	2,110	57,684
Total Australia common stocks		783,922
Belgium: 0.10%
Anheuser-Busch InBev NV	209	18,264
Brazil: 1.01%
Cielo SA	2,900	81,200
Vale SA ADR	5,100	106,896
Total Brazil common stocks		188,096
Canada: 3.90%
Canadian Oil Sands Ltd.	4,600	93,276
Dollarama, Inc.	1,000	59,284
Petrobank Energy & Resources Ltd.*	7,200	89,756
Petrominerales Ltd.	6,100	52,740
Royal Bank of Canada	3,000	180,597
Suncor Energy, Inc.	5,400	177,575
Teck Resources Ltd., Class B	2,000	72,685
Total Canada common stocks		725,913
China: 6.70%
AIA Group Ltd.	44,438	177,105
BBMG Corp., H Shares	76,000	70,767
Brilliance China Automotive Holdings Ltd.*	58,000	72,584
China Construction Bank Corp., H Shares	255,280	208,054
China Merchants Bank Co., Ltd., H Shares	42,259	94,769
China Mobile Ltd.	12,000	140,566
China Shipping Container Lines Co., Ltd., H Shares*	190,000	56,146
Evergrande Real Estate Group Ltd.	151,000	85,667
Intime Department Store Group Co., Ltd.	30,000	35,723
New World Development Co., Ltd.	43,000	67,484
Nine Dragons Paper Holdings Ltd.	97,000	89,856
Ping An Insurance Group Co. of China Ltd., H Shares	17,500	148,916
Total China common stocks		1,247,637
	Shares	Value
Denmark: 1.19%
FLSmidth & Co. A/S	1,918	$112,046
Novo Nordisk A/S, Class B	672	109,751
Total Denmark common stocks		221,797
Finland: 1.04%
Sampo Oyj, Class A	5,987	193,598
France: 3.29%
BNP Paribas SA	2,079	117,187
Carrefour SA	8,360	216,486
Schneider Electric SA	1,762	131,416
Technip SA	357	41,101
Total SA	1,403	72,616
Valeo SA	673	34,126
Total France common stocks		612,932
Germany: 9.01%
Allianz SE	211	29,231
BASF SE	736	69,178
Bayer AG	2,145	203,695
Bayerische Motoren Werke AG	867	83,615
Beiersdorf AG NPV	1,417	115,783
Deutsche Bank AG	3,931	171,264
E.ON SE	5,776	107,564
GEA Group AG	1,471	47,511
Gerresheimer AG*	2,414	127,802
HeidelbergCement AG	2,634	159,575
Hugo Boss AG	368	39,021
Infineon Technologies AG	14,240	115,554
Kabel Deutschland Holding AG	1,774	132,657
Lanxess AG	439	38,393
MAN SE	844	90,248
SAP AG	1,813	145,233
Total Germany common stocks		1,676,324
Hong Kong: 0.83%
Cheung Kong Infrastructure Holdings Ltd.	5,000	30,715
Shangri-La Asia Ltd.	24,000	48,360
Sun Hung Kai Properties Ltd.	5,000	75,466
Total Hong Kong common stocks		154,541
India: 0.38%
ICICI Bank Ltd. ADR	1,600	69,776
Indonesia: 1.56%
Astra International Tbk PT	182,000	143,996
Bank Rakyat Indonesia PT	152,000	110,697
Semen Gresik Persero Tbk PT	22,000	36,242
Total Indonesia common stocks		290,935

UBS International Equity Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Continued)
Ireland: 0.50%
Ryanair Holdings PLC ADR	2,700	$92,556
Israel: 0.61%
Teva Pharmaceutical Industries Ltd.	3,019	112,997
Italy: 1.19%
Fiat Industrial SpA	14,603	160,114
Saipem SpA	1,564	60,679
Total Italy common stocks		220,793
Japan: 16.57%
Asahi Glass Co., Ltd.	16,000	116,246
Bridgestone Corp.	5,400	139,974
Calsonic Kansei Corp.	17,000	70,169
Cosmos Pharmaceutical Corp.	500	49,552
Credit Saison Co., Ltd.	2,800	70,019
Don Quijote Co., Ltd.	1,700	62,279
FANUC Corp.	500	92,982
Isuzu Motors Ltd.	11,000	65,525
ITOCHU Corp.	18,100	191,061
Japan Petroleum Exploration Co.	2,400	83,876
KDDI Corp.	2,200	155,397
Komatsu Ltd.	3,900	99,799
Makino Milling Machine Co., Ltd.	14,000	87,032
Mitsubishi Corp.	4,400	84,575
Mitsubishi Estate Co., Ltd.	3,000	71,719
Mitsubishi UFJ Financial Group, Inc.	56,600	304,572
Murata Manufacturing Co., Ltd.	900	53,081
Nippon Steel & Sumitomo Metal Corp.	28,000	68,874
Nissan Motor Co., Ltd.	9,700	92,067
ORIX Corp.	1,820	205,367
Sankyo Co., Ltd.	2,600	102,882
Shin-Etsu Chemical Co., Ltd.	3,900	238,210
THK Co., Ltd.	7,700	138,366
Tokio Marine Holdings, Inc.	5,000	139,410
Tokyo Gas Co., Ltd.	16,000	73,151
Toyota Motor Corp.	4,900	228,715
Total Japan common stocks		3,084,900
Luxembourg: 0.53%
ArcelorMittal	5,692	98,535
Macau: 0.93%
Sands China Ltd.	38,800	173,799
Malaysia: 0.43%
Petronas Chemicals Group Bhd	38,400	80,305
Netherlands: 3.39%
ASML Holding NV	675	43,699
Gemalto NV	1,512	136,891
	Shares	Value
Heineken NV	2,663	$177,630
ING Groep NV CVA*	11,908	113,872
Koninklijke DSM NV	1,439	86,677
Unilever NV CVA	1,916	72,298
Total Netherlands common stocks		631,067
Norway: 1.37%
Aker Solutions ASA	1,869	38,461
Subsea 7 SA	1,387	33,173
Telenor ASA	9,044	183,744
Total Norway common stocks		255,378
Philippines: 0.21%
SM Investments Corp.	1,825	39,227
Russia: 1.97%
Gazprom OAO ADR	11,513	110,397
Mobile Telesystems OJSC ADR	7,050	131,482
Sberbank of Russia Federation[1]	40,776	125,001
Total Russia common stocks		366,880
Singapore: 0.40%
CapitaMalls Asia Ltd.	46,000	73,991
South Africa: 1.38%
Naspers Ltd., Class N	2,901	186,398
Steinhoff International Holdings Ltd.*	21,631	70,696
Total South Africa common stocks		257,094
South Korea: 2.30%
Samsung Electronics Co., Ltd.	226	323,457
Shinhan Financial Group Co., Ltd.	2,890	105,121
Total South Korea common stocks		428,578
Spain: 1.49%
Banco Bilbao Vizcaya Argentaria SA	3,538	32,480
Banco Santander SA	6,805	54,869
Inditex SA	802	112,358
Viscofan SA	1,393	77,724
Total Spain common stocks		277,431
Sweden: 1.41%
Lundin Petroleum AB*	4,082	94,188
Meda AB, Class A	6,280	64,723
Skandinaviska Enskilda Banken AB, Class A	9,006	76,800
Trelleborg AB, Class B	620	7,735
Volvo AB, Class B	1,343	18,520
Total Sweden common stocks		261,966
Switzerland: 6.43%
Cie Financiere Richemont SA, Class A	1,092	87,320
Credit Suisse Group AG*	3,195	80,167

UBS International Equity Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Switzerland—(Concluded)
GAM Holding AG*	4,991	$68,586
Nestle SA	6,655	433,734
Novartis AG	7,063	447,169
Swatch Group AG	908	79,300
Total Switzerland common stocks		1,196,276
Taiwan: 1.03%
HON HAI Precision Industry Co., Ltd.	62,124	191,509
Thailand: 1.26%
Home Product Center PCL	157,680	65,034
Kasikornbank PCL	26,700	169,523
Total Thailand common stocks		234,557
Turkey: 0.57%
Turk Hava Yollari*	10,365	36,472
Turkiye Halk Bankasi AS	7,083	69,723
Total Turkey common stocks		106,195
United Kingdom: 17.64%
Afren PLC*	9,856	21,610
ARM Holdings PLC	5,742	73,422
ASOS PLC*	2,143	93,152
Barclays PLC	35,544	153,493
BG Group PLC	2,964	49,701
BP PLC	40,425	280,095
Croda International PLC	1,689	65,436
Derwent London PLC	1,099	37,785
Diageo PLC	772	22,475
Great Portland Estates PLC	5,265	42,063
HSBC Holdings PLC	33,458	353,880
Imperial Tobacco Group PLC	5,871	226,708
Jardine Lloyd Thompson Group PLC	2,798	36,705
	Shares	Value
John Wood Group PLC	2,465	$29,126
Petrofac Ltd.	2,743	74,316
Prudential PLC	9,938	138,668
Reckitt Benckiser Group PLC	959	60,075
Rio Tinto PLC	5,328	310,476
Royal Dutch Shell PLC, Class A	4,222	149,182
SABMiller PLC	3,207	150,947
Sage Group PLC	25,931	124,226
SSE PLC	5,349	123,621
Standard Chartered PLC	3,944	99,975
Telecity Group PLC	6,267	82,156
Tullow Oil PLC	1,328	27,044
Vodafone Group PLC	110,869	278,821
Xstrata PLC	9,987	177,629
Total United Kingdom common stocks		3,282,787
Total common stocks (cost $15,805,363)		17,650,556
Preferred stock: 1.59%
Germany: 1.59%
Volkswagen AG, Preference shares (cost $259,283)	1,300	295,757
Short-term investment: 2.48%
Investment company: 2.48%
UBS Cash Management Prime Relationship Fund[2] (cost $461,068)	461,068	461,068
Total investments: 98.90% (cost $16,525,714)		18,407,381
Cash and other assets, less liabilities: 1.10%		205,642
Net assets: 100.00%		$18,613,023

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,636,276
Gross unrealized depreciation	(754,609)
Net unrealized appreciation of investments	$1,881,667

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 22.

UBS International Equity Fund

Portfolio of investments

December 31, 2012 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	USD	116,871	JPY	9,784,900	03/05/13	$(3,872)
JPMCB	AUD	155,600	USD	161,458	03/05/13	603
JPMCB	BRL	359,600	USD	169,364	03/05/13	(4,922)
JPMCB	CNY	2,022,400	USD	321,419	03/05/13	(1,613)
JPMCB	EUR	96,800	USD	126,620	03/05/13	(1,220)
JPMCB	GBP	88,200	USD	141,427	03/05/13	(1,823)
JPMCB	HKD	3,166,000	USD	408,515	03/05/13	(42)
JPMCB	ILS	377,500	USD	97,404	03/05/13	(3,450)
JPMCB	INR	6,274,900	USD	113,752	03/05/13	557
JPMCB	JPY	36,102,400	USD	429,874	03/05/13	12,953
JPMCB	KRW	467,000,000	USD	427,617	03/05/13	(6,991)
JPMCB	MXN	1,544,100	USD	119,284	03/05/13	496
JPMCB	MYR	458,000	USD	149,288	03/05/13	156
JPMCB	NOK	1,310,000	USD	229,251	03/05/13	(5,927)
JPMCB	THB	5,310,000	USD	171,962	03/05/13	(1,021)
JPMCB	TWD	7,800,000	USD	268,966	03/05/13	299
JPMCB	USD	605,112	CAD	602,600	03/05/13	(76)
JPMCB	USD	80,814	DKK	465,400	03/05/13	1,613
JPMCB	USD	802,691	EUR	620,000	03/05/13	16,114
JPMCB	USD	59,664	GBP	36,800	03/05/13	104
JPMCB	USD	143,465	GBP	88,200	03/05/13	(214)
JPMCB	USD	71,029	HKD	550,300	03/05/13	(16)
JPMCB	USD	226,012	INR	12,774,200	03/05/13	4,425
JPMCB	USD	235,535	JPY	19,259,700	03/05/13	(13,119)
JPMCB	USD	347,497	MXN	4,568,500	03/05/13	3,958
JPMCB	USD	170,844	NOK	966,800	03/05/13	2,721
JPMCB	USD	160,443	PLN	515,000	03/05/13	4,908
JPMCB	USD	170,720	SEK	1,144,400	03/05/13	5,008
JPMCB	USD	408,875	SGD	500,000	03/05/13	411
JPMCB	ZAR	2,140,000	USD	238,136	03/05/13	(12,181)
MSCI	MXN	1,500,400	USD	116,900	03/05/13	1,474
RBS	JPY	9,466,425	USD	110,400	03/05/13	1,079
Net unrealized appreciation on forward foreign currency contracts						$392

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,182,769	$16,467,787	$—	$17,650,556
Preferred stock	—	295,757	—	295,757
Short-term investment	—	461,068	—	461,068
Forward foreign currency contracts, net	—	392	—	392
Total	$1,182,769	$17,225,004	$—	$18,407,773

At December 31, 2012, UBS International Equity Fund transferred a security from Level 1 to Level 2, with a value of $125,001, due to the valuation changing from an unadjusted quoted price on a US exchange to a valuation based primarily on the valuation of the shares of the company as traded on the Russian exchange.

UBS International Equity Fund

Portfolio of investments

December 31, 2012 (unaudited)

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common stock	Total
Assets
Beginning balance	$223	$223
Purchases	—	—
Issuances	—	—
Sales	(182)	(182)
Accrued discounts (premiums)	—	—
Total realized gain	182	182
Change in net unrealized appreciation/depreciation	(223)	(223)
Net transfers into Level 3	—	—
Net transfers out of Level 3	—	—
Ending balance	$—	$—

Portfolio footnotes

*  Non-income producing security.

1  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2012, the value of this security amounted to $125,001 or 0.67% of net assets.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$325,319	$3,035,105	$2,899,356	$461,068	$345
UBS Private Money Market Fund LLC[a]	781,222	4,401,311	5,182,533	—	172
	$1,106,541	$7,436,416	$8,081,889	$461,068	$517

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") returned 7.92% (Class A shares returned 2.03% after the deduction of the maximum sales charge), while Class Y shares returned 7.98%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 6.44% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 26; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Several of the Fund's stock positions were positive for relative performance.

  – Time Warner was the largest contributor to results during the period. The company was one of the largest active overweights in the Fund. Time Warner has executed well and achieved good earnings growth, which moved the share price higher for the six months. Consumer and advertising spending have increased, driving revenue for media companies in general, and for Time Warner in particular.

  – Citigroup positively contributed to Fund returns. The company performed well following an impressive capital build during the past year. In December 2012, Citigroup announced it would cut 11,000 jobs—about 4% of its worldwide staff—and, as a result, expects to save as much as $1.1 billion per year in expenses. (For details, see "Portfolio highlights.")

  – The Fund's position in Hertz Global Holdings was successful during the six-month period. The company ended 2012 with strong stock performance after the acquisition of Dollar Thrifty Automotive Group. Dollar Thrifty is now a wholly owned subsidiary of Hertz. During the fourth quarter of 2012, Hertz partnered with Liberty Tire Recycling, the largest tire recycling company in North America, to launch the first nationwide tire recycling program in the US car rental industry. (For details, see "Portfolio highlights.")

  – Gilead Sciences was a top contributor within the health care sector. The research-based biopharmaceutical company primarily focuses on HIV and hepatitis B and C. Gilead had a strong year in 2012, receiving two major FDA approvals for its drugs. Truvada is the first agent to be approved for HIV prevention in uninfected adults and Stribild is a once-daily regiment for HIV-1 infection. Gilead also reported positive results in studies of its 12-week therapy course for the treatment of hepatitis C.

  – Symantec, one of the leading players in storage software, anti-virus software, online authentication software and online verification certificates, was a strong contributor to performance during the period. In July 2012, the company's CEO was replaced by the chairman, and the price of Symantec stock soared higher. (For details, see "Portfolio highlights.")

•  Several industry weightings modestly contributed to relative returns. The Fund was overweight to industrial stocks and underweight to information technology stocks. The industry weightings were based on several stock-specific positions that were rewarded during the six months, including a successful short to Intel. We covered our short position in Intel, in October, as it moved towards fair value and we found more compelling opportunities.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Equity Alpha Fund

What didn't work

•  Several stock positions were negative for performance during the six months.

  – ServiceSource International was the largest detractor in the Fund. The company has a unique business model that seeks to increase subscription renewal rates for technology service providers. Its shares sold off after ServiceSource issued fourth quarter 2012 guidance in September and 2013 guidance in December that were below analysts' estimates. We took advantage of the price weakness and increased our position in ServiceSource International, as we believe this is a short-term issue and the longer-term business model is strong.

  – Skyworks Solutions, a wireless semiconductor company, made a negative contribution to Fund returns. The company is a supplier to Apple and traded down along with Apple after the iPhone 5 was released in China. Consumers responded with less enthusiasm than expected, partly due to increased competition from Google, Microsoft and Amazon in China. (For details, see "Portfolio highlights.")

•  The Fund's position in Norfolk Southern hindered relative performance. The stock declined after Norfolk Southern announced disappointing quarterly profits due to lower rail volumes. Concerns about reduced demand for coal also led to weak performance. We believe the market is overestimating the impact of coal on Norfolk Southern, as coal transportation makes up 30% of the railroad's business. We have confidence in the company's other revenue sources, and we continue to hold the stock. (For details, see "Portfolio highlights.")

•  A short position in Bank of America was negative for performance. The company's stock was up sharply in 2012, benefiting from the tailwinds that are helping much of the financial sector. Additionally, the bank addressed concerns about its mortgage business to the satisfaction of the market.

Portfolio highlights

•  Citigroup continues to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, improve liquidity and capital metrics and take share in its core businesses. The company transferred $45 billion of retail partner cards back to Citicorp, and could see more improvement when it sells part of its joint venture with Morgan Stanley. Additionally, Citigroup has been aggressively selling minority stakes in several banks including HDFC, Pudong Bank and Akbank, which should provide significant capital relief on a Basel III basis. We expect to see above-peer earnings growth over the next several years as a result of solid revenue growth, improving expense discipline and better credit quality.

•  Hertz Global Holdings is a worldwide airport general use car rental brand operating from approximately 8,500 locations in 146 countries. We believe the market underappreciates two key factors in the valuation of Hertz. First, the auto rental industry has undergone significant changes in the past decade which should allow it to operate more efficiently and rationally, Second, Hertz has a solid management team that was put into place by private equity. We believe the team is managing Hertz's business to optimize the new industry dynamics.

•  Symantec is one of the leading players in storage software, anti-virus software, online authentication software and online verification certificates. Rumors have been circulating that the company may split off its storage business from the security business, with IBM and Oracle being discussed as potential buyers. We believe Symantec is well positioned for future growth, and we continue to hold our position.

UBS U.S. Equity Alpha Fund

•  Skyworks Solutions is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. Samsung, Apple and other providers continue to perform well and their performances benefit their suppliers, including Skyworks. We believe Skyworks' technology will become an increasingly larger portion of the content in wireless devices, and should be boosted by further transitions to 3G and 4G networks.

•  Norfolk Southern engages in the rail transportation of raw materials, intermediate products and finished goods primarily in the United States. Commodity trends, slower growth in Europe and Asia, and a tepid recovery in the US have caused rail volumes to slow. We believe that trends in US economic data are slowly improving, which should be positive for Norfolk Southern for the long term.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647-1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Alpha Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	7.92%	12.88%	(1.43)%	0.22%
Class C3	7.46	12.10	(2.16)	(0.53)
Class Y4	7.98	13.08	(1.17)	0.45
After deducting maximum sales charge
Class A2	2.03%	6.69%	(2.54)%	(0.68)%
Class C3	6.46	11.10	(2.16)	(0.53)
Russell 1000 Index[5]	6.44%	16.42%	1.92%	3.54%

The annualized gross and net expense ratios, respectively, for each class of shares as in the January 28, 2013 prospectuses were as follows: Class A—3.22% and 2.22%; Class C—4.05% and 2.97%; Class Y—2.86% and 1.94%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS U.S. Equity Alpha Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
Amazon.com, Inc.	5.7%
Apple, Inc.	5.6
Adobe Systems, Inc.	3.9
General Dynamics Corp.	3.6
Wells Fargo & Co.	3.6
Viacom, Inc., Class B	3.2
Comcast Corp., Class A	3.1
Citigroup, Inc.	3.1
Hertz Global Holdings, Inc.	3.1
NextEra Energy, Inc.	3.1
Total	38.0%

1  Only long positions are considered for top ten holdings.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2012

Common stocks
Aerospace & defense	4.55%
Airlines	1.01
Biotechnology	3.57
Capital markets	3.84
Chemicals	2.40
Commercial banks	5.35
Commercial services & supplies	1.95
Communications equipment	0.85
Computers & peripherals	8.23
Diversified financial services	5.81
Electric utilities	5.68
Energy equipment & services	4.79
Food & staples retailing	1.37
Food products	4.58
Health care equipment & supplies	3.55
Health care providers & services	2.63
Hotels, restaurants & leisure	2.38
Household products	2.25
Insurance	2.84
Internet & catalog retail	5.66
IT services	0.98
Life sciences tools & services	1.84
Machinery	2.04
Media	8.76
Multiline retail	1.55
Multi-utilities	1.92
Oil, gas & consumable fuels	6.84
Paper & forest products	0.80
Pharmaceuticals	7.52
Real estate investment trust (REIT)	2.98
Road & rail	7.24
Semiconductors & semiconductor equipment	5.77
Software	6.04
Textiles, apparel & luxury goods	1.51
Tobacco	2.19
Wireless telecommunication services	2.24
Total common stocks	133.51%
Short-term investment	0.97
Total investments before investments sold short	134.48%
Investments sold short
Common stocks
Biotechnology	(0.83)%
Capital markets	(1.61)
Chemicals	(1.26)
Commercial banks	(1.63)
Commercial services & supplies	(1.33)
Computers & peripherals	(0.88)
Consumer finance	(0.31)
Diversified financial services	(0.45)
Electric utilities	(0.99)
Electronic equipment, instruments & components	(0.29)
Gas utilities	(0.45)
Health care equipment & supplies	(2.90)
Health care providers & services	(0.64)
Hotels, restaurants & leisure	(3.37)
Insurance	(0.90)
IT services	(0.50)
Life sciences tools & services	(1.02)
Machinery	(1.06)
Media	(3.03)
Multiline retail	(0.74)
Multi-utilities	(1.90)
Office electronics	(0.50)
Oil, gas & consumable fuels	(1.20)
Pharmaceuticals	(1.41)
Real estate investment trust (REIT)	(0.54)
Road & rail	(0.80)
Semiconductors & semiconductor equipment	(1.00)
Software	(1.74)
Specialty retail	(0.36)
Textiles, apparel & luxury goods	(0.29)
Trading companies & distributors	(0.44)
Water utilities	(0.65)
Total investments sold short	(35.02)%
Total investments, net of investments sold short	99.46
Cash and other assets, less liabilities	0.54
Net assets	100.00%

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks: 133.51%
Aerospace & defense: 4.55%
Boeing Co.[1]	1,900	$143,184
General Dynamics Corp.[1]	7,700	533,379
		676,563
Airlines: 1.01%
Spirit Airlines, Inc.*[1]	8,500	150,620
Biotechnology: 3.57%
Acorda Therapeutics, Inc.*[1]	7,200	178,992
Alnylam Pharmaceuticals, Inc.*[1]	3,700	67,525
Cubist Pharmaceuticals, Inc.*[1]	1,700	71,502
Gilead Sciences, Inc.*[1]	2,900	213,005
		531,024
Capital markets: 3.84%
Goldman Sachs Group, Inc.[1]	1,100	140,316
Invesco Ltd.[1]	6,600	172,194
Morgan Stanley[1]	13,500	258,120
		570,630
Chemicals: 2.40%
Celanese Corp., Series A1	3,800	169,214
Dow Chemical Co.[1]	5,800	187,456
		356,670
Commercial banks: 5.35%
US Bancorp[1]	8,200	261,908
Wells Fargo & Co.[1]	15,600	533,208
		795,116
Commercial services & supplies: 1.95%
Republic Services, Inc.[1]	5,400	158,382
Waste Management, Inc.[1]	3,900	131,586
		289,968
Communications equipment: 0.85%
Juniper Networks, Inc.*[1]	6,400	125,888
Computers & peripherals: 8.23%
Apple, Inc.[1]	1,560	831,527
NetApp, Inc.*[1]	11,700	392,535
		1,224,062
Diversified financial services: 5.81%
Citigroup, Inc.[1]	11,619	459,648
JPMorgan Chase & Co.[1]	9,200	404,524
		864,172
	Shares	Value
Electric utilities: 5.68%
Edison International[1]	8,600	$388,634
NextEra Energy, Inc.[1]	6,600	456,654
		845,288
Energy equipment & services: 4.79%
Baker Hughes, Inc.[1]	2,800	114,352
Halliburton Co.[1]	3,400	117,946
McDermott International, Inc.*[1]	8,800	96,976
Noble Corp.[1]	11,000	383,020
		712,294
Food & staples retailing: 1.37%
Kroger Co.[1]	7,800	202,956
Food products: 4.58%
Archer-Daniels-Midland Co.[1]	8,700	238,293
Kraft Foods Group, Inc.[1]	3,633	165,192
Mondelez International, Inc., Class A1	10,900	277,623
		681,108
Health care equipment & supplies: 3.55%
Baxter International, Inc.[1]	3,500	233,310
Hill-Rom Holdings, Inc.[1]	2,400	68,400
Medtronic, Inc.[1]	5,500	225,610
		527,320
Health care providers & services: 2.63%
UnitedHealth Group, Inc.[1]	4,300	233,232
WellPoint, Inc.[1]	2,600	158,392
		391,624
Hotels, restaurants & leisure: 2.38%
Starbucks Corp.[1]	6,600	353,892
Household products: 2.25%
Colgate-Palmolive Co.[1]	3,200	334,528
Insurance: 2.84%
Lincoln National Corp.[1]	5,500	142,450
MetLife, Inc.[1]	8,500	279,990
		422,440
Internet & catalog retail: 5.66%
Amazon.com, Inc.*[1]	3,350	841,319
IT services: 0.98%
ServiceSource International, Inc.*[1]	25,000	146,250

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Life sciences tools & services: 1.84%
Bio-Rad Laboratories, Inc., Class A*[1]	1,800	$189,090
Bruker Corp.*[1]	5,500	83,985
		273,075
Machinery: 2.04%
Illinois Tool Works, Inc.[1]	5,000	304,050
Media: 8.76%
Comcast Corp., Class A1	12,300	459,774
Time Warner, Inc.[1]	7,700	368,291
Viacom, Inc., Class B1	9,000	474,660
		1,302,725
Multiline retail: 1.55%
Macy's, Inc.[1]	5,900	230,218
Multi-utilities: 1.92%
PG&E Corp.[1]	7,100	285,278
Oil, gas & consumable fuels: 6.84%
Cabot Oil & Gas Corp.[1]	3,700	184,038
EOG Resources, Inc.[1]	1,700	205,343
EQT Corp.[1]	4,400	259,512
Hess Corp.[1]	4,400	233,024
Ultra Petroleum Corp.*[1]	7,500	135,975
		1,017,892
Paper & forest products: 0.80%
International Paper Co.[1]	3,000	119,520
Pharmaceuticals: 7.52%
Allergan, Inc.[1]	1,300	119,249
Hospira, Inc.*[1]	3,300	103,092
Johnson & Johnson[1]	4,200	294,420
Merck & Co., Inc.[1]	9,400	384,836
Teva Pharmaceutical Industries Ltd. ADR	5,800	216,572
		1,118,169
Real estate investment trust (REIT): 2.98%
American Campus Communities, Inc.[1]	2,700	124,551
American Capital Agency Corp.[1]	7,000	202,580
Digital Realty Trust, Inc.[1]	1,700	115,413
		442,544
Road & rail: 7.24%
Hertz Global Holdings, Inc.*[1]	28,100	457,187
Norfolk Southern Corp.[1]	6,700	414,328
Ryder System, Inc.[1]	4,100	204,713
		1,076,228
	Shares	Value
Semiconductors & semiconductor equipment: 5.77%
Atmel Corp.*[1]	33,000	$216,150
Avago Technologies Ltd.[1]	4,400	139,304
Freescale Semiconductor Ltd.*[1]	4,400	48,444
Micron Technology, Inc.*[1]	9,700	61,595
NXP Semiconductor NV*[1]	6,200	163,494
Skyworks Solutions, Inc.*[1]	11,300	229,390
		858,377
Software: 6.04%
Adobe Systems, Inc.*[1]	15,300	576,504
Symantec Corp.*[1]	17,100	321,651
		898,155
Textiles, apparel & luxury goods: 1.51%
Ralph Lauren Corp.[1]	1,500	224,880
Tobacco: 2.19%
Philip Morris International, Inc.[1]	3,900	326,196
Wireless telecommunication services: 2.24%
MetroPCS Communications, Inc.*[1]	14,400	143,136
NII Holdings, Inc.*[1]	26,700	190,371
		333,507
Total common stocks (cost $17,797,653)		19,854,546
Short-term investment: 0.97%
Investment company: 0.97%
UBS Cash Management Prime Relationship Fund[2] (cost $143,953)	143,953	143,953
Total investments before investments sold short: 134.48% (cost $17,941,606)		19,998,499
Investments sold short: (35.02)%
Common stocks: (35.02)%
Biotechnology: (0.83)%
Celgene Corp.	(700)	(55,104)
Cepheid, Inc.	(2,000)	(67,620)
		(122,724)
Capital markets: (1.61)%
Charles Schwab Corp.	(9,700)	(139,292)
Northern Trust Corp.	(1,100)	(55,176)
T. Rowe Price Group, Inc.	(700)	(45,591)
		(240,059)

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Chemicals: (1.26)%
Ecolab, Inc.	(700)	$(50,330)
LyondellBasell Industries NV, Class A	(1,000)	(57,090)
Praxair, Inc.	(400)	(43,780)
Sigma-Aldrich Corp.	(500)	(36,790)
		(187,990)
Commercial banks: (1.63)%
Associated Banc-Corp.	(3,700)	(48,544)
Signature Bank	(700)	(49,938)
SVB Financial Group	(800)	(44,776)
TCF Financial Corp.	(3,900)	(47,385)
Zions Bancorporation	(2,400)	(51,360)
		(242,003)
Commercial services & supplies: (1.33)%
Healthcare Services Group, Inc.	(3,200)	(74,336)
Pitney Bowes, Inc.	(7,200)	(76,608)
Stericycle, Inc.	(500)	(46,635)
		(197,579)
Computers & peripherals: (0.88)%
Dell, Inc.	(8,100)	(82,053)
Lexmark International, Inc., Class A	(2,100)	(48,699)
		(130,752)
Consumer finance: (0.31)%
American Express Co.	(800)	(45,984)
Diversified financial services: (0.45)%
Bank of America Corp.	(5,700)	(66,120)
Electric utilities: (0.99)%
Hawaiian Electric Industries, Inc.	(2,900)	(72,906)
Pepco Holdings, Inc.	(3,800)	(74,518)
		(147,424)
Electronic equipment, instruments & components: (0.29)%
Corning, Inc.	(3,400)	(42,908)
Gas utilities: (0.45)%
Questar Corp.	(3,400)	(67,184)
Health care equipment & supplies: (2.90)%
DexCom, Inc.	(3,300)	(44,913)
Haemonetics Corp.	(1,000)	(40,840)
IDEXX Laboratories, Inc.	(700)	(64,960)
Intuitive Surgical, Inc.	(150)	(73,556)
Meridian Bioscience, Inc.	(2,400)	(48,600)
STERIS Corp.	(1,200)	(41,676)
	Shares	Value
Thoratec Corp.	(1,000)	$(37,520)
Volcano Corp.	(1,400)	(33,054)
Wright Medical Group, Inc.	(2,200)	(46,178)
		(431,297)
Health care providers & services: (0.64)%
Community Health Systems, Inc.	(1,600)	(49,184)
Owens & Minor, Inc.	(1,600)	(45,616)
		(94,800)
Hotels, restaurants & leisure: (3.37)%
Choice Hotels International, Inc.	(5,800)	(194,996)
Hyatt Hotels Corp., Class A	(2,300)	(88,711)
Starwood Hotels & Resorts Worldwide, Inc.	(3,800)	(217,968)
		(501,675)
Insurance: (0.90)%
American International Group, Inc.	(3,800)	(134,140)
IT services: (0.50)%
Cognizant Technology Solutions Corp., Class A	(1,000)	(74,050)
Life sciences tools & services: (1.02)%
Illumina, Inc.	(1,000)	(55,590)
Mettler-Toledo International, Inc.	(500)	(96,650)
		(152,240)
Machinery: (1.06)%
AGCO Corp.	(3,200)	(157,184)
Media: (3.03)%
Discovery Communications, Inc., Class A	(1,800)	(114,264)
Gannett Co., Inc.	(9,400)	(169,294)
Lamar Advertising Co., Class A	(4,300)	(166,625)
		(450,183)
Multiline retail: (0.74)%
Dollar General Corp.	(2,500)	(110,225)
Multi-utilities: (1.90)%
Consolidated Edison, Inc.	(1,300)	(72,202)
Integrys Energy Group, Inc.	(1,400)	(73,108)
MDU Resources Group, Inc.	(3,200)	(67,968)
TECO Energy, Inc.	(4,100)	(68,716)
		(281,994)
Office electronics: (0.50)%
Xerox Corp.	(11,000)	(75,020)

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Oil, gas & consumable fuels: (1.20)%
ConocoPhillips	(500)	$(28,995)
Pioneer Natural Resources Co.	(1,400)	(149,226)
		(178,221)
Pharmaceuticals: (1.41)%
Auxilium Pharmaceuticals, Inc.	(1,400)	(25,942)
Eli Lilly & Co.	(1,400)	(69,048)
Perrigo Co.	(1,100)	(114,433)
		(209,423)
Real estate investment trust (REIT): (0.54)%
AvalonBay Communities, Inc.	(300)	(40,677)
Equity Residential	(700)	(39,669)
		(80,346)
Road & rail: (0.80)%
CSX Corp.	(3,100)	(61,163)
Kansas City Southern	(700)	(58,436)
		(119,599)
Semiconductors & semiconductor equipment: (1.00)%
KLA-Tencor Corp.	(1,600)	(76,416)
Teradyne, Inc.	(4,300)	(72,627)
		(149,043)
	Shares	Value
Software: (1.74)%
BMC Software, Inc.	(2,500)	$(99,150)
Citrix Systems, Inc.	(1,000)	(65,750)
Red Hat, Inc.	(700)	(37,072)
Synopsys, Inc.	(1,800)	(57,312)
		(259,284)
Specialty retail: (0.36)%
Abercrombie & Fitch Co., Class A	(1,100)	(52,767)
Textiles, apparel & luxury goods: (0.29)%
Under Armour, Inc., Class A	(900)	(43,677)
Trading companies & distributors: (0.44)%
Fastenal Co.	(1,400)	(65,366)
Water utilities: (0.65)%
Aqua America, Inc.	(3,800)	(96,596)
Total investments sold short (proceeds $4,602,634)		(5,207,857)
Total investments, net of investments sold short: 99.46%		14,790,642
Cash and other assets, less liabilities: 0.54%		81,033
Net assets: 100.00%		$14,871,675

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,896,614
Gross unrealized depreciation	(839,721)
Net unrealized appreciation of investments	$2,056,893

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 33.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$19,854,546	$—	$—	$19,854,546
Common stocks sold short	(5,207,857)	—	—	(5,207,857)
Short-term investment	—	143,953	—	143,953
Total	$14,646,689	$143,953	$—	$14,790,642

At December 31, 2012, there were no transfers between Level 1 and Level 2.

UBS U.S. Equity Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$106,349	$2,605,778	$2,568,174	$143,953	$101

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS U.S. Equity Opportunity Fund (the "Fund") returned 8.61% (Class A shares returned 2.59% after the deduction of the maximum sales charge), while Class Y shares returned 8.70%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 6.44% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 37; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  The Fund's overweight to financial stocks, though a non-consensus view, made a strong contribution to relative returns. Our research has identified several well-capitalized companies with competitive funding advantages, winning franchises and solid returns on equity. Many banks have reduced risk and increased capital. As the US housing market improves, the stronger backdrop for home prices should increase lending. The sector appears attractive from a price-to-tangible-book basis. Within financials, the Fund is overweight to global diversified financial firms and underweight to insurance and regional banks.

  – Morgan Stanley was a top contributor during the six months. Financial stocks outperformed in December as the market became increasingly confident that a fiscal cliff crisis would be averted and the Comprehensive Capital Analysis and Review process would likely result in increased capital return for the industry. Morgan Stanley's stock disproportionately rose as the market began to believe the company would be able to earn returns on equity closer to their cost of capital. In addition, Morgan Stanley began risk weighted asset optimization plans to improve profitability and balance sheet efficiency. (For details, see "Portfolio highlights.")

•  Several of the Fund's stock positions were positive for relative performance.

  – Steel Dynamics, a steel producer and metals recycler in the US, was a top contributor during the period. Its positive performance can be attributed to improved investor sentiment regarding macroeconomic conditions in China, coupled with an inflection in steel prices domestically. We locked in profits and sold out of the position in December.

  – Hertz Global Holdings made a positive contribution to Fund returns. The company ended 2012 with strong stock performance after the acquisition of Dollar Thrifty Automotive Group. Dollar Thrifty is now a wholly owned subsidiary of Hertz. During the fourth quarter of 2012, Hertz partnered with Liberty Tire Recycling, the largest tire recycling company in North America, to launch the first nationwide tire recycling program in the US car rental industry. (For details, see "Portfolio highlights.")

  – Time Warner was a major contributor to relative returns during the period. The company has executed well and achieved good earnings growth, increasing its share price. Additionally, Time Warner has particularly benefited from an increase in consumer and advertising spending, which has driven revenue for media companies in general.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Equity Opportunity Fund

  – Shares of Lululemon Athletica were up during the six months. Lululemon offers a comprehensive line of yoga-inspired athletic apparel and accessories for pursuits such as yoga, running and general fitness. The company's products are designed to offer performance, fit and comfort, while incorporating both function and style. The company continues to grow at above-industry rates and broaden its customer base across geographies and demographics.

•  The Fund was underweight to the consumer staples sector, which was positive for performance. Our valuation research indicates that this defensive sector is unattractively valued. Investors fled to these names during periods of market volatility, driving the prices higher. However, as markets recovered during the second half of 2012, we saw signs that investors were placing a new focus on relative valuations. Consumer staples stocks lagged the broader market, and our underweight position was rewarded.

What didn't work

•  An overweight to the information technology sector detracted from relative performance. The industry positioning was based on several stock-specific overweights that were not rewarded during the six months.

  – Skyworks Solutions, a wireless semiconductor company, was the largest detractor in the Fund. The company is a supplier to Apple, and traded down, along with Apple, after the iPhone 5 was released in China. Consumers responded with less enthusiasm than expected, due in part to increased competition from Google, Microsoft and Amazon in China. (For details, see "Portfolio highlights.")

  – ServiceSource International was a negative contributor to Fund returns. The company has a unique business model that seeks to increase subscription renewal rates for technology service providers. Its shares sold off after ServiceSource issued fourth quarter 2012 guidance in September and 2013 guidance in December that were below analysts' estimates. We took advantage of the price weakness and increased our position in the name as we believe this is a short-term issue and the company has a strong longer-term business model.

•  The Fund's position in American Capital Agency, a real estate investment trust, hindered relative performance. The stock was punished along with other defensive names as investors favored higher-growth stocks during the six months. American Capital tends to outperform when yield is in high demand during periods of market volatility. (For details, see "Portfolio highlights.")

Portfolio highlights

•  We believe Morgan Stanley is well-positioned to leverage its core Global Wealth Management (GWM), Institutional Securities and Asset Management businesses into earnings growth and profitability metrics that are higher than average within the financial services industry. The company maintains strong global positions within the high-margin equity capital markets, M&A advisory and asset management businesses and is gaining share in the Fixed Income Clearing Corporation and debt capital markets. As management reallocates capital and resources to more client-centric, less capital-intensive businesses over time, we expect earnings volatility to decline and return on capital to improve.

•  Hertz Global Holdings is a worldwide airport general use car rental brand operating from approximately 8,500 locations in 146 countries. We believe the market underappreciates two key factors in the valuation of Hertz.

UBS U.S. Equity Opportunity Fund

First, the auto rental industry has undergone significant changes in the past decade which should allow it to operate more efficiently and rationally, Second, Hertz has a solid management team that was put into place by private equity. We believe the team is managing Hertz's business to optimize the new industry dynamics.

•  Skyworks Solutions is a wireless semiconductor company specializing in designing chips used in mobile phones and other wireless devices, and has benefitted from the rapid growth of smart phones. Samsung, Apple and other providers continue to perform well, and their performances benefit their suppliers, including Skyworks. We believe Skyworks' technology will become an increasingly larger portion of the content in wireless devices, and should be further boosted by transitions to 3G and 4G networks.

•  American Capital Agency, a real estate investment trust, invests in residential mortgage pass-through securities and collateralized mortgage obligations on a leveraged basis. These investments consist of securities for which the principal and interest payments are guaranteed by US government-sponsored entities such as Fannie Mae, Freddie Mac and Ginnie Mae. We believe the company can continue to deploy capital at attractive levels and provide a strong dividend yield, which is currently about 17%. Additionally, with the stock trading at only a modest premium to book value, we believe there is limited downside in the name and an opportunity for capital appreciation. As American Capital demonstrates repayment speeds well below industry averages, modest leverage, and attractive interest rate spreads, we believe the company will be able to invest at returns well above its cost of capital for the foreseeable future.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647-1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Opportunity Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.61%	14.79%	(2.70)%	5.36%
Class C2	8.01	13.72	(3.45)	4.57
Class Y3	8.70	15.04	(2.43)	5.65
After deducting maximum sales charge
Class A1	2.59%	8.44%	(3.79)%	4.77%
Class C2	7.01	12.72	(3.45)	4.57
Russell 1000 Index[4]	6.44%	16.42%	1.92%	7.52%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.90% and 1.21%; Class C—2.68% and 1.96%; Class Y—1.74% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2013, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Top ten equity holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
Apple, Inc.	5.8%
Amazon.com, Inc.	5.1
American Capital Agency Corp.	4.0
Adobe Systems, Inc.	3.9
Citigroup, Inc.	3.7
Telenor ASA	3.3
Morgan Stanley	3.1
Baxter International, Inc.	2.7
Hertz Global Holdings, Inc.	2.7
Acorda Therapeutics, Inc.	2.7
Total	37.0%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Common stocks
Aerospace & defense	2.27%
Biotechnology	5.11
Capital markets	5.34
Commercial banks	2.32
Computers & peripherals	7.79
Diversified consumer services	2.47
Diversified financial services	6.43
Diversified telecommunication services	3.33
Electric utilities	1.79
Electronic equipment, instruments & components	2.41
Food products	1.93
Health care equipment & supplies	2.74
Insurance	4.68
Internet & catalog retail	5.13
IT services	1.93
Life sciences tools & services	1.74
Media	2.55
Oil, gas & consumable fuels	7.54
Real estate investment trust (REIT)	4.00
Road & rail	4.59
Semiconductors & semiconductor equipment	6.92
Software	3.88
Textiles, apparel & luxury goods	6.21
Tobacco	2.23
Wireless telecommunication services	2.13
Total common stocks	97.46%
Investment company
SPDR S&P 500 ETF Trust	1.92
Short-term investment	0.81
Investment of cash collateral from securities loaned	4.29
Total investments	104.48%
Liabilities, in excess of cash and other assets	(4.48)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Equity Opportunity Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks: 97.46%
Aerospace & defense: 2.27%
General Dynamics Corp.	12,700	$879,729
Biotechnology: 5.11%
Acorda Therapeutics, Inc.*	42,300	1,051,578
Aegerion Pharmaceuticals, Inc.*	11,400	289,446
Alnylam Pharmaceuticals, Inc.*	20,200	368,650
Ligand Pharmaceuticals, Inc., Class B*	12,900	267,546
		1,977,220
Capital markets: 5.34%
Invesco Ltd.	32,900	858,361
Morgan Stanley	63,100	1,206,472
		2,064,833
Commercial banks: 2.32%
Wells Fargo & Co.	26,300	898,934
Computers & peripherals: 7.79%
Apple, Inc.	4,225	2,252,052
NetApp, Inc.*	22,700	761,585
		3,013,637
Diversified consumer services: 2.47%
Regis Corp.	56,400	954,288
Diversified financial services: 6.43%
Citigroup, Inc.	36,354	1,438,164
JPMorgan Chase & Co.	23,870	1,049,564
		2,487,728
Diversified telecommunication services: 3.33%
Telenor ASA	63,416	1,288,404
Electric utilities: 1.79%
NextEra Energy, Inc.	10,000	691,900
Electronic equipment, instruments & components: 2.41%
Hollysys Automation Technologies Ltd.*	78,400	930,608
Food products: 1.93%
Archer-Daniels-Midland Co.	27,300	747,747
Health care equipment & supplies: 2.74%
Baxter International, Inc.	15,900	1,059,894
Insurance: 4.68%
MetLife, Inc.	25,000	823,500
Ping An Insurance Group Co. of China Ltd., H Shares	115,900	986,253
		1,809,753
	Shares	Value
Internet & catalog retail: 5.13%
Amazon.com, Inc.*	7,900	$1,984,006
IT services: 1.93%
ServiceSource International, Inc.*	127,300	744,705
Life sciences tools & services: 1.74%
Bio-Rad Laboratories, Inc., Class A*	6,400	672,320
Media: 2.55%
Time Warner, Inc.	20,600	985,298
Oil, gas & consumable fuels: 7.54%
BP PLC ADR	15,300	637,092
Cabot Oil & Gas Corp.	17,300	860,502
EQT Corp.	14,200	837,516
Hess Corp.	11,000	582,560
		2,917,670
Real estate investment trust (REIT): 4.00%
American Capital Agency Corp.	53,500	1,548,290
Road & rail: 4.59%
Hertz Global Holdings, Inc.*	65,100	1,059,177
Norfolk Southern Corp.	11,600	717,344
		1,776,521
Semiconductors & semiconductor equipment: 6.92%
Atmel Corp.*	145,500	953,025
Avago Technologies Ltd.	26,400	835,824
Skyworks Solutions, Inc.*	43,800	889,140
		2,677,989
Software: 3.88%
Adobe Systems, Inc.*	39,800	1,499,664
Textiles, apparel & luxury goods: 6.21%
Lululemon Athletica, Inc.*[1]	12,581	959,050
Michael Kors Holdings Ltd.*	12,400	632,772
Ralph Lauren Corp.	5,400	809,568
		2,401,390
Tobacco: 2.23%
Philip Morris International, Inc.	10,300	861,492
Wireless telecommunication services: 2.13%
NII Holdings, Inc.*[1]	115,600	824,228
Total common stocks (cost $34,871,495)		37,698,248

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Investment company: 1.92%
SPDR S&P 500 ETF Trust (cost $741,260)	5,200	$741,104
Short-term investment: 0.81%
Investment company: 0.81%
UBS Cash Management Prime Relationship Fund[2] (cost $314,183)	314,183	314,183
	Shares	Value
Investment of cash collateral from securities loaned: 4.29%
UBS Private Money Market Fund LLC[2] (cost $1,659,425)	1,659,425	$1,659,425
Total investments: 104.48% (cost $37,586,363)		40,412,960
Liabilities, in excess of cash and other assets: (4.48)%		(1,734,392)
Net assets: 100.00%		$38,678,568

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,916,250
Gross unrealized depreciation	(1,089,653)
Net unrealized appreciation of investments	$2,826,597

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 41.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$35,423,591	$2,274,657	$—	$37,698,248
Investment company	741,104	—	—	741,104
Short-term investment	—	314,183	—	314,183
Investment of cash collateral from securities loaned	—	1,659,425	—	1,659,425
Total	$36,164,695	$4,248,265	$—	$40,412,960

At December 31, 2012, there were no transfers between Level 1 and Level 2.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2012 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2012.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$577,073	$6,713,055	$6,975,945	$314,183	$976
UBS Private Money Market Fund LLC[a]	1,201,460	12,619,138	12,161,173	1,659,425	307
	$1,778,533	$19,332,193	$19,137,118	$1,973,608	$1,283

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 6.85% (Class A shares returned 0.97% after the deduction of the maximum sales charge), while Class Y shares returned 7.00%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 6.44% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 45; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  The Fund's overweight to financial stocks, though a non-consensus view, made a strong contribution to relative returns. Our research identified several well-capitalized companies with competitive funding advantages, winning franchises and solid returns on equity. Many banks have reduced risk and increased capital. As the US housing market improves, the stronger backdrop for home prices should increase lending. The sector appears attractive from a price-to-tangible-book basis. Within financials, the Fund is overweight to global diversified financial firms and is underweight to insurance and regional banks.

  – Citigroup positively contributed to Fund returns. The company performed well following an impressive capital build during the past year. In December 2012, Citigroup announced it would cut 11,000 jobs—about 4% of its worldwide staff—and, as a result, expects to save as much as $1.1 billion per year in expenses. (For details, see "Portfolio highlights.")

  – Morgan Stanley was another top contributor during the six months. Financial stocks outperformed in December as the market became increasingly confident that a fiscal cliff crisis would be averted and that the Comprehensive Capital Analysis and Review process would likely result in increased capital return for the industry. Morgan Stanley disproportionately rose as the market began to believe that the company would be able to earn returns on equity closer to their cost of capital. In addition, Morgan Stanley began risk-weighted assets optimization plans to improve profitability and balance sheet efficiency. (For details, see "Portfolio highlights.")

•  Several of the Fund's stock positions were positive for relative performance.

  – Shares of MetroPCS Communications were up during the six months. The US wireless carrier is in the process of rolling out a 4G network that will allow it to enhance its coverage and competitiveness. During the period, MetroPCS announced that it would merge with T-Mobile USA, driving up the stock price.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Equity Fund

  – Hertz Global Holdings made a positive contribution to Fund returns. The company ended 2012 with strong stock performance after the acquisition of Dollar Thrifty Automotive Group. Dollar Thrifty is now a wholly owned subsidiary of Hertz. During the fourth quarter of 2012, Hertz partnered with Liberty Tire Recycling, the largest tire recycling company in North America, to launch the first nationwide tire recycling program in the US car rental industry. (For details, see "Portfolio highlights.")

  – Within health care, Gilead Sciences was a top contributor to Fund performance. The research-based biopharmaceutical company primarily focuses on HIV and hepatitis B and C. Gilead had a strong year in 2012, receiving two major FDA approvals for its drugs. Truvada is the first agent to be approved for HIV prevention in uninfected adults and Stribild is a once-daily regiment for HIV-1 infection. Gilead also reported positive results in studies of its 12-week course of therapy for the treatment of hepatitis C.

•  The Fund's underweight to the consumer staples sector was positive for performance. Our valuation research indicates that this defensive sector is unattractively valued. Investors had fled to these names during periods of market volatility, driving the prices higher. However, as markets recovered during the second half of 2012, we saw signs that investors were placing a new focus on relative valuations. Consumer staples stocks lagged the broader market, and our underweight position was rewarded.

What didn't work

•  Several stock positions detracted from relative performance during the six months.

  – ServiceSource International was the largest detractor in the Fund. The company has a unique business model that seeks to increase subscription renewal rates for technology service providers. Its shares sold off after ServiceSource issued fourth quarter 2012 guidance in September and 2013 guidance in December, that were below analysts' estimates. We took advantage of the price weakness and increased our position in ServiceSource International, as we believe this is a short-term issue and the longer-term business model is strong.

  – The Fund's position in Apple detracted during the reporting period. Toward the end of 2012, concerns about the new iPhone 5 caused a decline in Apple's share price. The market feared that sales of the new model were lagging behind previous iPhone launches. The Apple Maps application received negative press about its performance relative to competitor Google Maps and there was concern about whether the iPad Mini would cannibalize sales of the iPad. We believe that Apple will continue to lead the market due to its constant innovation and ability to command premium prices for its products. Our conviction in Apple remains strong, and we continue to hold the stock.

  – Skyworks Solutions, a wireless semiconductor company, made a negative contribution to Fund returns. The company is a supplier to Apple and traded down along with Apple after the iPhone 5 was released in China. Consumers responded with less enthusiasm than expected, partly due to increased competition from Google, Microsoft and Amazon in China. (For details, see "Portfolio highlights.")

  – American Capital Agency, a real estate investment trust, hindered relative performance. The stock was punished along with other defensive names as investors favored higher-growth stocks during the six months. American Capital tends to outperform when yield is in high demand during periods of market volatility. (For details, see "Portfolio highlights.")

UBS U.S. Large Cap Equity Fund

Portfolio highlights

•  Citigroup continues to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, improve liquidity and capital metrics and take share in its core businesses. The company transferred $45 billion of retail partner cards back to Citicorp, and could see more improvement when it sells part of its joint venture with Morgan Stanley. Additionally, Citigroup has been aggressively selling minority stakes in several banks including HDFC, Pudong Bank and Akbank, which should provide significant capital relief on a Basel III basis. We expect to see above-peer earnings growth over the next several years as a result of solid revenue growth, improving expense discipline and better credit quality.

•  We believe Morgan Stanley is well-positioned to leverage its core Global Wealth Management (GWM), Institutional Securities and Asset Management businesses into earnings growth and profitability metrics that are higher than average within the financial services industry. The company maintains strong global positions within the high-margin equity capital markets, M&A advisory and asset management businesses and is gaining share in the Fixed Income Clearing Corporation and debt capital markets. As management reallocates capital and resources to more client-centric, less capital-intensive businesses over time, we expect earnings volatility to decline and return on capital to improve.

•  Hertz Global Holdings is a worldwide airport general use car rental brand operating from approximately 8,500 locations in 146 countries. We believe the market underappreciates two key factors in the valuation of Hertz. First, the auto rental industry has undergone significant changes in the past decade which should allow it to operate more efficiently and rationally, Second, Hertz has a solid management team that was put into place by private equity. We believe the team is managing Hertz's business to optimize the new industry dynamics.

•  American Capital Agency, a real estate investment trust, invests in residential mortgage pass-through securities and collateralized mortgage obligations on a leveraged basis. These investments consist of securities for which the principal and interest payments are guaranteed by US government-sponsored entities such as Fannie Mae and Freddie Mac and Ginnie Mae. We believe the company can continue to deploy capital at attractive levels and provide a strong dividend yield, which is currently about 17%. Additionally, with the stock trading at only a modest premium to book value, we believe there is limited downside in the name and an opportunity for capital appreciation. As American Capital demonstrates repayment speeds well below industry averages, modest leverage, and attractive interest rate spreads, we believe the company will be able to invest at returns well above its cost of capital for the foreseeable future.

•  Skyworks Solutions is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. Samsung, Apple and other providers continue to perform well and their performances benefit their suppliers, including Skyworks. We believe Skyworks' technology will become an increasingly larger portion of the content in wireless devices, and should be boosted by further transitions to 3G and 4G networks.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647-1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.85%	12.79%	(0.62)%	5.94%
Class C2	6.51	11.98	(1.34)	5.15
Class Y3	7.00	13.05	(0.36)	6.22
After deducting maximum sales charge
Class A1	0.97%	6.58%	(1.74)%	5.34%
Class C2	5.51	10.98	(1.34)	5.15
Russell 1000 Index[4]	6.44%	16.42%	1.92%	7.52%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.24% and 1.20%; Class C—2.02% and 1.95%; Class Y—0.97% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2013, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2012

Percentage of net assets
Apple, Inc.	5.3%
Citigroup, Inc.	3.0
Philip Morris International, Inc.	3.0
Morgan Stanley	2.9
Amazon.com, Inc.	2.7
Wells Fargo & Co.	2.4
JPMorgan Chase & Co.	2.4
Baxter International, Inc.	2.2
Atmel Corp.	2.2
Hertz Global Holdings, Inc.	2.1
Total	28.2%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2012

Common stocks
Aerospace & defense	3.37%
Airlines	1.14
Biotechnology	2.71
Capital markets	4.23
Chemicals	1.49
Commercial banks	4.04
Computers & peripherals	6.62
Diversified financial services	5.40
Electric utilities	2.13
Energy equipment & services	5.33
Food products	1.23
Health care equipment & supplies	3.59
Health care providers & services	2.01
Hotels, restaurants & leisure	1.51
Household products	0.83
Insurance	2.13
Internet & catalog retail	2.73
IT services	1.06
Life sciences tools & services	1.27
Machinery	1.07
Media	3.56
Multiline retail	1.59
Multi-utilities	0.92
Oil, gas & consumable fuels	5.92
Paper & forest products	1.19
Pharmaceuticals	3.98
Real estate investment trust (REIT)	2.89
Road & rail	5.49
Semiconductors & semiconductor equipment	8.61
Software	3.05
Textiles, apparel & luxury goods	1.18
Tobacco	2.95
Wireless telecommunication services	2.22
Total common stocks	97.44%
Short-term investment	2.60
Investment of cash collateral from securities loaned	2.07
Total investments	102.11%
Liabilities, in excess of cash and other assets	(2.11)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks: 97.44%
Aerospace & defense: 3.37%
Boeing Co.	35,000	$2,637,600
General Dynamics Corp.	56,500	3,913,755
		6,551,355
Airlines: 1.14%
Spirit Airlines, Inc.*	125,600	2,225,632
Biotechnology: 2.71%
Acorda Therapeutics, Inc.*	58,400	1,451,824
Alnylam Pharmaceuticals, Inc.*	45,800	835,850
Cubist Pharmaceuticals, Inc.*	26,600	1,118,796
Gilead Sciences, Inc.*	25,300	1,858,285
		5,264,755
Capital markets: 4.23%
Invesco Ltd.	98,300	2,564,647
Morgan Stanley	295,800	5,655,696
		8,220,343
Chemicals: 1.49%
Dow Chemical Co.	89,400	2,889,408
Commercial banks: 4.04%
US Bancorp	97,800	3,123,732
Wells Fargo & Co.	138,450	4,732,221
		7,855,953
Computers & peripherals: 6.62%
Apple, Inc.	19,300	10,287,479
NetApp, Inc.*	76,900	2,579,995
		12,867,474
Diversified financial services: 5.40%
Citigroup, Inc.	145,930	5,772,990
JPMorgan Chase & Co.	107,600	4,731,172
		10,504,162
Electric utilities: 2.13%
Edison International	44,000	1,988,360
NextEra Energy, Inc.	31,100	2,151,809
		4,140,169
Energy equipment & services: 5.33%
Baker Hughes, Inc.	48,000	1,960,320
Halliburton Co.	101,300	3,514,097
McDermott International, Inc.*	174,900	1,927,398
Noble Corp.	84,700	2,949,254
		10,351,069
	Shares	Value
Food products: 1.23%
Archer-Daniels-Midland Co.	87,000	$2,382,930
Health care equipment & supplies: 3.59%
Baxter International, Inc.	65,300	4,352,898
Medtronic, Inc.	63,900	2,621,178
		6,974,076
Health care providers & services: 2.01%
UnitedHealth Group, Inc.	46,700	2,533,008
WellPoint, Inc.	22,700	1,382,884
		3,915,892
Hotels, restaurants & leisure: 1.51%
Starbucks Corp.	54,600	2,927,652
Household products: 0.83%
Colgate-Palmolive Co.	15,400	1,609,916
Insurance: 2.13%
Lincoln National Corp.	81,700	2,116,030
MetLife, Inc.	61,700	2,032,398
		4,148,428
Internet & catalog retail: 2.73%
Amazon.com, Inc.*	21,100	5,299,054
IT services: 1.06%
ServiceSource International, Inc.*	352,800	2,063,880
Life sciences tools & services: 1.27%
Bio-Rad Laboratories, Inc., Class A*	14,500	1,523,225
Bruker Corp.*	62,100	948,267
		2,471,492
Machinery: 1.07%
Illinois Tool Works, Inc.	34,100	2,073,621
Media: 3.56%
Comcast Corp., Class A	71,000	2,653,980
Time Warner, Inc.	40,500	1,937,115
Viacom, Inc., Class B	44,000	2,320,560
		6,911,655
Multiline retail: 1.59%
Macy's, Inc.	79,400	3,098,188
Multi-utilities: 0.92%
PG&E Corp.	44,300	1,779,974

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Oil, gas & consumable fuels: 5.92%
Cabot Oil & Gas Corp.	53,300	$2,651,142
EOG Resources, Inc.	14,800	1,787,692
EQT Corp.	42,700	2,518,446
Hess Corp.	65,700	3,479,472
Ultra Petroleum Corp.*[1]	58,777	1,065,627
		11,502,379
Paper & forest products: 1.19%
International Paper Co.	58,200	2,318,688
Pharmaceuticals: 3.98%
Allergan, Inc.	18,500	1,697,005
Hospira, Inc.*	48,300	1,508,892
Merck & Co., Inc.	62,700	2,566,938
Teva Pharmaceutical Industries Ltd. ADR	52,600	1,964,084
		7,736,919
Real estate investment trust (REIT): 2.89%
American Capital Agency Corp.	110,200	3,189,188
Digital Realty Trust, Inc.	35,700	2,423,673
		5,612,861
Road & rail: 5.49%
Hertz Global Holdings, Inc.*	246,600	4,012,182
Norfolk Southern Corp.	62,600	3,871,184
Ryder System, Inc.	55,700	2,781,101
		10,664,467
Semiconductors & semiconductor equipment: 8.61%
Atmel Corp.*	664,400	4,351,820
Avago Technologies Ltd.	81,400	2,577,124
Broadcom Corp., Class A*	29,400	976,374
Freescale Semiconductor Ltd.*[1]	50,400	554,904
Micron Technology, Inc.*	480,200	3,049,270
NXP Semiconductor NV*	101,300	2,671,281
Skyworks Solutions, Inc.*	125,500	2,547,650
		16,728,423
	Shares	Value
Software: 3.05%
Adobe Systems, Inc.*	96,200	$3,624,816
Symantec Corp.*	122,600	2,306,106
		5,930,922
Textiles, apparel & luxury goods: 1.18%
Ralph Lauren Corp.	15,300	2,293,776
Tobacco: 2.95%
Philip Morris International, Inc.	68,550	5,733,522
Wireless telecommunication services: 2.22%
MetroPCS Communications, Inc.*	144,000	1,431,360
NII Holdings, Inc.*[1]	403,400	2,876,243
		4,307,603
Total common stocks (cost $171,625,202)		189,356,638
Short-term investment: 2.60%
Investment company: 2.60%
UBS Cash Management Prime Relationship Fund[2] (cost $5,053,834)	5,053,834	5,053,834
Investment of cash collateral from securities loaned: 2.07%
UBS Private Money Market Fund LLC[2] (cost $4,027,967)	4,027,967	4,027,967
Total investments: 102.11% (cost $180,707,003)		198,438,439
Liabilities, in excess of cash and other assets: (2.11)%		(4,103,276)
Net assets: 100.00%		$194,335,163

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,950,112
Gross unrealized depreciation	(8,218,676)
Net unrealized appreciation of investments	$17,731,436

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 49.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$189,356,638	$—	$—	$189,356,638
Short-term investment	—	5,053,834	—	5,053,834
Investment of cash collateral from securities loaned	—	4,027,967	—	4,027,967
Total	$189,356,638	$9,081,801	$—	$198,438,439

At December 31, 2012, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2012.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$2,622,278	$35,420,391	$32,988,835	$5,053,834	$2,690
UBS Private Money Market Fund LLC[a]	6,091,464	20,379,124	22,442,621	4,027,967	1,463
	$8,713,742	$55,799,515	$55,431,456	$9,081,801	$4,153

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 3.83% (Class A shares declined 1.87% after the deduction of the maximum sales charge), while Class Y shares returned 3.97%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 5.31% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 53; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection.

Portfolio performance summary1

What worked

•  Stock selection in the consumer discretionary sector was the main driver of relative returns.

  – Restoration Hardware, a home furnishings retailer, saw its shares rise following a successful public offering in November 2012. The company is a multi-channel retailer that is successfully shifting its real estate from legacy mall-based locations to high profile full-line design galleries.

  – Ryland Group, Inc., a developer and home builder, benefited from an improving housing market and an increase in new home building in 2012.

  – Shares of apparel company PVH Corp. traded higher during the six-month period. The company designs and manufactures apparel for men, women and children, and owns the Calvin Klein, Tommy Hilfiger and Kenneth Cole brands, among others. PVH acquired a sportswear manufacturer in 2012 whose brands include Speedo. We believe this purchase should be highly accretive to the company's growth strategy.

•  Several stock positions within the materials sector were positive for performance during the reporting period.

  – Rock-Tenn Co. was a major positive contributor to Fund returns during the six months. The paperboard manufacturer grew revenues by maintaining lower costs and increasing its prices. In addition, Rock-Tenn has benefited from industry consolidation in recent years. (For details, see "Portfolio highlights.")

  – Shares of Gulfport Energy Corp., an independent oil and gas exploration and production company, rose during the period, after the company reported strong initial production rates in its Utica shale acreage. A rebound in commodity crude oil prices was also beneficial to the company. (For details, see "Portfolio highlights.")

•  Other successful holdings included Eloqua, Inc. The company develops and markets on-demand revenue performance management software. Shares rose after Oracle Corp. agreed to buy Eloqua for $871 million, or $23.50 per share.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Small Cap Growth Fund

What didn't work

•  Stock selection in the industrials sector detracted from relative performance during the six months.

  – Shares of Hub Group, Inc., a leading provider of intermodal, truck brokerage and logistics services, declined when the company reported sales and earnings that were below expectations. Company management continued to give conservative guidance, based in part on softer freight demand that adversely impacted pricing and margins. (For details, see "Portfolio highlights.")

  – Chart Industries, Inc. underperformed as the stock retreated from its former highs during the reporting period. The company manufactures cryogenic equipment used to produce, distribute and store liquefied natural gas (LNG). We believe that Chart Industries will benefit from increased natural gas production and eventual exporting by the US. (For details, see "Portfolio highlights.")

  – The stock price of Spirit Airlines, Inc. traded down after the announcement that the low-fare carrier's third-quarter 2012 revenues would be lower than expected. Partially due to Hurricane Isaac, Spirit projected a 2.5% to 4.5% decline in total revenue per available seat mile.

•  Several of the Fund's health care holdings underperformed during the six months.

  – The market sold off Questcor Pharmaceuticals, Inc., a specialty pharmaceutical company, based on concerns about generic competition for one of the company's marquee drugs used to treat central nervous system disorders.

  – Cepheid, Inc., a molecular diagnostics company, saw its shares decline after the company lowered its second-half 2012 outlook based on fears that macro uncertainties would impact customer behavior for the remainder of the year.

•  Several sector weightings hindered relative returns during the reporting period. The Fund was underweight to industrials and financials, both of which outperformed the broader market during the six months. Industrials rose based on increasing investor optimism about a rebound in China's economic growth, and financials traded higher after concerns about the Eurozone crisis were assuaged by European Central Bank actions.

Portfolio highlights

•  Rock-Tenn Co. manufactures containerboard, recycled paperboard, bleached paperboard, packaging products and merchandising displays. It operates within three segments: corrugated packaging, consumer packaging, and recycling and waste solutions. Company management has been successful at integrating acquisitions and cutting costs. Margins have benefited from plant closures and pricing discipline. Management has an excellent track record with acquisitions. We believe there is a sizeable potential accretion of the company's recent acquisition of containerboard manufacturer Smurfit-Stone.

UBS U.S. Small Cap Growth Fund

•  Gulfport Energy Corp. is an independent energy exploration and production company primarily focused on drilling for oil in North America. The company's legacy area of operations in southern Louisiana is complemented by its emerging oil plays in the Utica, Permian basin, Canadian oil sands and Niobrara. The Utica in Ohio is one of the newest and most exciting unconventional shale plays in North America as the company has amassed an acreage position of over 60,000 net acres in the Utica, and plans to drill 20 gross wells in the play this year. The company also has an equity interest in the Grizzly Canadian Oil sands project, which is expected to begin production in 2013. Gulfport Energy has monetized a portion of its Permian basin assets through the initial public offering (IPO) of Diamondback Energy earlier in 2012.

•  Hub Group, Inc. is a leading provider of intermodal, truck brokerage and logistics services. Despite the overall weak freight market, the company's asset-light business model should allow it to flex capacity in accordance with demand. We believe the company is well-positioned to continue delivering solid returns and increase its margins as it grows its higher-margin truck brokerage and logistics businesses.

•  Chart Industries, Inc. is a manufacturer of cryogenic equipment used to produce, distribute and store liquefied natural gas (LNG). We believe that increasing global demand for LNG will help drive results for the company. Order momentum should continue to be positive as large scale LNG projects proceed due to low natural gas prices. Backlog is growing and Chart is currently increasing capacity to keep up with this increased demand.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.83%	16.25%	3.46%	8.61%
Class C2	3.37	15.33	2.68	7.80
Class Y3	3.97	16.53	3.72	8.89
After deducting maximum sales charge
Class A1	(1.87)%	9.87%	2.29%	8.00%
Class C2	2.37	14.33	2.68	7.80
Russell 2000 Growth Index[4]	5.31%	14.59%	3.49%	9.80%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.58% and 1.41%; Class C—2.36% and 2.16%; Class Y—1.16% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions , extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
OSI Systems, Inc.	2.3%
Gulfport Energy Corp.	2.0
Ultimate Software Group, Inc.	1.9
Chart Industries, Inc.	1.7
Robbins & Myers, Inc.	1.7
Stratasys Ltd.	1.7
LKQ Corp.	1.7
Rock-Tenn Co., Class A	1.6
PVH Corp.	1.6
Imax Corp.	1.6
Total	17.8%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Common stocks
Air freight & logistics	1.13%
Airlines	1.20
Auto components	2.06
Biotechnology	6.13
Chemicals	0.92
Commercial banks	2.17
Commercial services & supplies	0.80
Communications equipment	3.99
Computers & peripherals	2.20
Construction & engineering	1.42
Containers & packaging	1.61
Distributors	1.67
Electrical equipment	2.50
Electronic equipment, instruments & components	3.97
Energy equipment & services	2.68
Food & staples retailing	2.45
Food products	1.07
Health care equipment & supplies	2.94
Health care providers & services	5.54
Hotels, restaurants & leisure	3.28
Household durables	2.52
Internet & catalog retail	2.41
Machinery	5.52
Media	1.60
Oil, gas & consumable fuels	6.08
Pharmaceuticals	3.28
Real estate investment trust (REIT)	1.39
Road & rail	2.03
Semiconductors & semiconductor equipment	6.15
Software	8.93
Specialty retail	5.71
Textiles, apparel & luxury goods	1.61
Thrifts & mortgage finance	1.06
Total common stocks	98.02%
Investment company
iShares Russell 2000 Growth Index Fund	0.62
Short-term investment	1.37
Investment of cash collateral from securities loaned	12.95
Total investments	112.96%
Liabilities, in excess of cash and other assets	(12.96)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Small Cap Growth Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks: 98.02%
Air freight & logistics: 1.13%
Hub Group, Inc., Class A*	48,700	$1,636,320
Airlines: 1.20%
Spirit Airlines, Inc.*	97,800	1,733,016
Auto components: 2.06%
Drew Industries, Inc.	39,600	1,277,100
Tenneco, Inc.*	48,400	1,699,324
		2,976,424
Biotechnology: 6.13%
Amarin Corp. PLC ADR*[1]	59,800	483,782
Ariad Pharmaceuticals, Inc.*	47,700	914,886
Cepheid, Inc.*	61,400	2,075,934
Exact Sciences Corp.*	116,900	1,237,971
Halozyme Therapeutics, Inc.*	80,400	539,484
Incyte Corp. Ltd.*[1]	44,500	739,145
Medivation, Inc.*	33,000	1,688,280
Seattle Genetics, Inc.*[1]	51,400	1,192,480
		8,871,962
Chemicals: 0.92%
LSB Industries, Inc.*	37,600	1,331,792
Commercial banks: 2.17%
Columbia Banking System, Inc.	34,400	617,136
National Bank Holdings Corp., Class A	81,200	1,541,988
Webster Financial Corp.	47,700	980,235
		3,139,359
Commercial services & supplies: 0.80%
Clean Harbors, Inc.*	20,900	1,149,709
Communications equipment: 3.99%
Acme Packet, Inc.*	26,400	583,968
Aruba Networks, Inc.*	82,800	1,718,100
Finisar Corp.*[1]	87,721	1,429,852
Procera Networks, Inc.*	65,600	1,216,880
Riverbed Technology, Inc.*	41,900	826,268
		5,775,068
Computers & peripherals: 2.20%
Fusion-io, Inc.*[1]	32,500	745,225
Stratasys Ltd.*	30,400	2,436,560
		3,181,785
Construction & engineering: 1.42%
EMCOR Group, Inc.	59,500	2,059,295
Containers & packaging: 1.61%
Rock-Tenn Co., Class A	33,356	2,331,918
	Shares	Value
Distributors: 1.67%
LKQ Corp.*	114,400	$2,413,840
Electrical equipment: 2.50%
EnerSys*	51,700	1,945,471
Regal-Beloit Corp.	23,700	1,670,139
		3,615,610
Electronic equipment, instruments & components: 3.97%
FARO Technologies, Inc.*	19,600	699,328
InvenSense, Inc.*[1]	83,000	922,130
OSI Systems, Inc.*	51,400	3,291,656
Universal Display Corp.*[1]	32,200	824,964
		5,738,078
Energy equipment & services: 2.68%
Hornbeck Offshore Services, Inc.*	49,600	1,703,264
Key Energy Services, Inc.*	131,400	913,230
Pioneer Energy Services Corp.*	173,600	1,260,336
		3,876,830
Food & staples retailing: 2.45%
Susser Holdings Corp.*	38,800	1,338,212
United Natural Foods, Inc.*	41,000	2,197,190
		3,535,402
Food products: 1.07%
TreeHouse Foods, Inc.*	18,600	969,618
WhiteWave Foods Co., Class A*[1]	37,300	579,642
		1,549,260
Health care equipment & supplies: 2.94%
Insulet Corp.*	67,700	1,436,594
ResMed, Inc.	37,500	1,558,875
Thoratec Corp.*	33,600	1,260,672
		4,256,141
Health care providers & services: 5.54%
Air Methods Corp.	56,700	2,091,663
HMS Holdings Corp.*	64,235	1,664,971
IPC The Hospitalist Co., Inc.*	35,200	1,397,792
Mednax, Inc.*	12,500	994,000
PSS World Medical, Inc.*	64,700	1,868,536
		8,016,962
Hotels, restaurants & leisure: 3.28%
AFC Enterprises, Inc.*	62,600	1,635,738
Bloomin' Brands, Inc.*	100,200	1,567,128
Buffalo Wild Wings, Inc.*	21,200	1,543,784
		4,746,650

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Household durables: 2.52%
Meritage Homes Corp.*	41,400	$1,546,290
Ryland Group, Inc.	57,400	2,095,100
		3,641,390
Internet & catalog retail: 2.41%
HomeAway, Inc.*[1]	86,600	1,905,200
Shutterfly, Inc.*	53,100	1,586,097
		3,491,297
Machinery: 5.52%
Chart Industries, Inc.*	37,900	2,526,793
Robbins & Myers, Inc.	42,100	2,502,845
Wabash National Corp.*	151,549	1,359,394
Woodward, Inc.	41,900	1,597,647
		7,986,679
Media: 1.60%
Imax Corp.*[1]	103,000	2,315,440
Oil, gas & consumable fuels: 6.08%
Approach Resources, Inc.*	57,300	1,433,073
Bonanza Creek Energy, Inc.*	66,300	1,842,477
Gulfport Energy Corp.*	76,200	2,912,364
Midstates Petroleum Co., Inc.*	111,500	768,235
Solazyme, Inc.*[1]	109,700	862,242
Whiting Petroleum Corp.*	22,400	971,488
		8,789,879
Pharmaceuticals: 3.28%
Auxilium Pharmaceuticals, Inc.*	39,300	728,229
Nektar Therapeutics*[1]	62,900	466,089
Pacira Pharmaceuticals, Inc.*[1]	40,900	714,523
Questcor Pharmaceuticals, Inc.[1]	47,500	1,269,200
ViroPharma, Inc.*	68,600	1,561,336
		4,739,377
Real estate investment trust (REIT): 1.39%
BioMed Realty Trust, Inc.	30,400	587,632
DuPont Fabros Technology, Inc.	31,400	758,624
Franklin Street Properties Corp.	54,200	667,202
		2,013,458
Road & rail: 2.03%
Knight Transportation, Inc.	66,000	965,580
Landstar System, Inc.	37,500	1,967,250
		2,932,830
Semiconductors & semiconductor equipment: 6.15%
Cavium, Inc.*	67,800	2,116,038
Cirrus Logic, Inc.*	52,600	1,523,822
Cymer, Inc.*	25,500	2,305,965
	Shares	Value
Mellanox Technologies Ltd.*[1]	34,292	$2,036,259
Skyworks Solutions, Inc.*	44,700	907,410
		8,889,494
Software: 8.93%
Eloqua, Inc.*	55,600	1,311,604
FactSet Research Systems, Inc.[1]	18,600	1,637,916
Infoblox, Inc.*	75,100	1,349,547
NICE Systems Ltd. ADR*	45,400	1,519,992
Proofpoint, Inc.*	40,400	497,324
QLIK Technologies, Inc.*	67,900	1,474,788
Splunk, Inc.*	43,900	1,273,978
Synchronoss Technologies, Inc.*	51,700	1,090,353
Ultimate Software Group, Inc.*	29,304	2,766,591
		12,922,093
Specialty retail: 5.71%
ANN, Inc.*	56,100	1,898,424
Asbury Automotive Group, Inc.*	68,500	2,194,056
Francesca's Holdings Corp.*[1]	43,917	1,140,085
Restoration Hardware Holdings, Inc.*[1]	46,600	1,571,818
The Men's Wearhouse, Inc.	46,700	1,455,172
		8,259,555
Textiles, apparel & luxury goods: 1.61%
PVH Corp.	21,000	2,331,210
Thrifts & mortgage finance: 1.06%
EverBank Financial Corp.	102,700	1,531,257
Total common stocks (cost $109,596,028)		141,779,380
Investment company: 0.62%
iShares Russell 2000 Growth Index Fund[1] (cost $899,721)	9,400	895,914
Short-term investment: 1.37%
Investment company: 1.37%
UBS Cash Management Prime Relationship Fund[2] (cost $1,978,345)	1,978,345	1,978,345
Investment of cash collateral from securities loaned: 12.95%
UBS Private Money Market Fund LLC[2] (cost $18,727,832)	18,727,832	18,727,832
Total investments: 112.96% (cost $131,201,926)		163,381,471
Liabilities, in excess of cash and other assets: (12.96)%		(18,748,217)
Net assets: 100.00%		$144,633,254

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2012 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$39,687,557
Gross unrealized depreciation	(7,508,012)
Net unrealized appreciation of investments	$32,179,545

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 57.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$141,779,380	$—	$—	$141,779,380
Investment company	895,914	—	—	895,914
Short-term investment	—	1,978,345	—	1,978,345
Investment of cash collateral from securities loaned	—	18,727,832	—	18,727,832
Total	$142,675,294	$20,706,177	$—	$163,381,471

At December 31, 2012, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2012.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$1,394,321	$13,789,716	$13,205,692	$1,978,345	$1,888
UBS Private Money Market Fund LLC[a]	19,982,605	66,682,263	67,937,036	18,727,832	6,628
	$21,376,926	$80,471,979	$81,142,728	$20,706,177	$8,516

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

The UBS Funds

Portfolio acronyms

ADR  American depositary receipt

CVA  Dutch certification—depositary certificate

ETF  Exchange Traded Fund

NPV  No Par Value

OJSC  Open joint stock company

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SPDR  Standard & Poor's Depository Receipts

Counterparty abbreviations

CSI  Credit Suisse International

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBS  Royal Bank of Scotland PLC

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CNY  Chinese Yuan

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

The UBS Funds

December 31, 2012 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2012 to December 31, 2012.

The UBS Funds

December 31, 2012 (unaudited)

		Beginning account value July 1, 2012	Ending account value December 31, 2012	Expenses paid during period* 07/01/12 – 12/31/12	Expense ratio during period
UBS Equity Long-Short Multi-Strategy Fund
Class A	Actual	$1,000.00	$990.50	$18.31	3.65%
	Hypothetical (5% annual return before expenses)	1,000.00	1,006.81	18.46	3.65
Class C	Actual	1,000.00	987.10	22.09	4.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,002.97	22.26	4.41
Class Y	Actual	1,000.00	992.60	17.03	3.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.12	17.16	3.39
UBS International Equity Fund
Class A	Actual	1,000.00	1,141.10	6.75	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	1,137.90	10.78	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class Y	Actual	1,000.00	1,144.20	5.40	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS U.S. Equity Alpha Fund
Class A	Actual	1,000.00	1,079.20	17.35	3.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.52	16.76	3.31
Class C	Actual	1,000.00	1,074.60	21.28	4.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,004.69	20.57	4.07
Class Y	Actual	1,000.00	1,079.80	15.94	3.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.88	15.40	3.04

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

December 31, 2012 (unaudited)

		Beginning account value July 1, 2012	Ending account value December 31, 2012	Expenses paid during period* 07/01/12 – 12/31/12	Expense ratio during period
UBS U.S. Equity Opportunity Fund
Class A	Actual	$1,000.00	$1,086.10	$6.31	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,080.10	10.22	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class Y	Actual	1,000.00	1,087.00	5.00	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,068.50	6.26	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,065.10	10.15	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class Y	Actual	1,000.00	1,070.00	4.96	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,038.30	7.19	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class C	Actual	1,000.00	1,033.70	11.02	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class Y	Actual	1,000.00	1,039.70	5.91	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2012 (unaudited)

	UBS Equity Long-Short Multi-Strategy Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$12,385,335	$16,064,646	$17,797,653
Affiliated issuers	4,193,637	461,068	143,953
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	—	—
Foreign currency, at cost	9,975	57,761	—
	$16,588,947	$16,583,475	$17,941,606
Investments, at value:
Unaffiliated issuers	$12,665,062	$17,946,313	$19,854,546
Affiliated issuers	4,193,637	461,068	143,953
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—	—
Foreign currency, at value	10,020	58,756	—
Cash	3,659	—	8,688
Receivables:
Investment securities sold	—	28,307	—
Interest	743	497	18
Fund shares sold	28,827	25,078	16,971
Foreign tax reclaims	6,048	119,136	—
Due from advisor	47,198	7,158	5,801
Dividends	19,614	11,803	35,402
Cash collateral for securities sold short	7,662,129	—	109,685
Unrealized appreciation on forward foreign currency contracts	—	56,879	—
Other assets	24,335	23,370	25,938
Total assets	24,661,272	18,738,365	20,201,002
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	—
Investment securities purchased	—	368	—
Investment advisory and administration fee	—	—	—
Fund shares redeemed	2,693	1,571	55,732
Custody and fund accounting fees	19,412	12,654	16,466
Distribution and service fees	753	1,726	4,238
Trustees' fees	4,118	4,148	4,097
Dividends payable and security loan fees for securities sold short	6,944	—	7,081
Accrued expenses	3,203	48,388	33,856
Securities sold short, at value[2]	9,093,273	—	5,207,857
Unrealized depreciation on forward foreign currency contracts	—	56,487	—
Total liabilities	9,130,396	125,342	5,329,327
Net assets	$15,530,876	$18,613,023	$14,871,675

1  The market value of securities loaned by UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, as of December 31, 2012 was $1,611,918, $3,900,824 and $18,263,907, respectively.

2  Proceeds from securities sold short by UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Equity Alpha Fund were $8,622,365 and $4,602,634, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$35,612,755	$171,625,202	$110,495,749
Affiliated issuers	314,183	5,053,834	1,978,345
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	1,659,425	4,027,967	18,727,832
Foreign currency, at cost	10,560	—	—
	$37,596,923	$180,707,003	$131,201,926
Investments, at value:
Unaffiliated issuers	$38,439,352	$189,356,638	$142,675,294
Affiliated issuers	314,183	5,053,834	1,978,345
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	1,659,425	4,027,967	18,727,832
Foreign currency, at value	10,715	—	—
Cash	—	—	3,960
Receivables:
Investment securities sold	962,943	—	—
Interest	679	3,255	19,890
Fund shares sold	136	97,929	552,191
Foreign tax reclaims	—	—	—
Due from advisor	—	—	—
Dividends	85,320	350,244	17,927
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	25,599	37,143	36,580
Total assets	41,498,352	198,927,010	164,012,019
Liabilities:
Payables:
Cash collateral from securities loaned	1,659,425	4,027,967	18,727,832
Investment securities purchased	741,260	247,030	—
Investment advisory and administration fee	1,949	119,684	104,058
Fund shares redeemed	327,475	106,099	459,850
Custody and fund accounting fees	10,104	18,893	14,396
Distribution and service fees	10,298	3,989	8,340
Trustees' fees	4,649	8,191	6,868
Dividends payable and security loan fees for securities sold short	—	—	—
Accrued expenses	64,624	59,994	57,421
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	2,819,784	4,591,847	19,378,765
Net assets	$38,678,568	$194,335,163	$144,633,254

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2012 (unaudited)

	UBS Equity Long-Short Multi-Strategy Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund
Net assets consist of:
Beneficial interest	$16,636,799	$29,654,934	$35,274,834
Accumulated undistributed (distributions in excess of) net investment income	(313,150)	55,907	(62,840)
Accumulated net realized loss	(601,662)	(13,012,085)	(21,791,989)
Net unrealized appreciation (depreciation)	(191,111)	1,914,267	1,451,670
Net assets	$15,530,876	$18,613,023	$14,871,675
Class A:
Net assets	$1,848,602	$5,598,384	$8,802,057
Shares outstanding	197,883	749,998	943,788
Net asset value and redemption proceeds per share	$9.34	$7.46	$9.33
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.88	$7.89	$9.87
Class C:
Net assets	$359,178	$631,155	$2,740,406
Shares outstanding	39,151	85,639	301,789
Net asset value and offering price per share	$9.17	$7.37	$9.08
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.08	$7.30	$8.99
Class Y:
Net assets	$13,323,096	$12,383,484	$3,329,212
Shares outstanding	1,416,570	1,654,955	357,496
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$9.41	$7.48	$9.31

1  For Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$54,639,657	$348,918,504	$131,082,930
Accumulated undistributed (distributions in excess of) net investment income	86,071	900,594	(620,668)
Accumulated net realized loss	(18,873,912)	(173,215,371)	(18,008,553)
Net unrealized appreciation (depreciation)	2,826,752	17,731,436	32,179,545
Net assets	$38,678,568	$194,335,163	$144,633,254
Class A:
Net assets	$33,663,184	$8,705,368	$29,637,218
Shares outstanding	4,961,577	512,929	1,763,589
Net asset value and redemption proceeds per share	$6.78	$16.97	$16.81
Offering price per share (NAV per share plus maximum sales charge)[1]	$7.17	$17.96	$17.79
Class C:
Net assets	$3,743,369	$2,517,233	$2,509,840
Shares outstanding	561,064	153,892	163,472
Net asset value and offering price per share	$6.67	$16.36	$15.35
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$6.60	$16.20	$15.20
Class Y:
Net assets	$1,272,015	$183,112,562	$112,486,196
Shares outstanding	186,593	10,752,851	6,409,703
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$6.82	$17.03	$17.55

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2012 (unaudited)

	UBS Equity Long-Short Multi-Strategy Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund
Investment income:
Dividends	$148,054	$188,500	$208,688
Interest	2,444	—	—
Affiliated interest	6,073	345	101
Securities lending[1]	—	2,954	—
Foreign tax withheld	(4,936)	(9,654)	—
Total income	151,635	182,145	208,789
Expenses:
Advisory and administration	107,924	83,187	86,220
Distribution and service:
Class A	2,588	6,727	11,801
Class C	2,745	3,498	15,257
Transfer agency and related service fees:
Class A	4,005	3,315	3,951
Class C	—	558	2,381
Class Y	82	6,754	1,521
Custodian and fund accounting	41,902	26,852	33,542
Federal and state registration	17,840	20,278	18,565
Professional services	80,531	51,168	42,360
Shareholder reports	28,377	5,024	6,583
Trustees	8,134	8,208	8,102
Dividend expense and security loan fees for securities sold short	154,682	—	145,302
Interest expense	—	—	—
Other	10,918	10,138	6,122
Total expenses	459,728	225,707	381,707
Fee waivers and/or expense reimbursements by Advisor	(177,190)	(120,069)	(108,717)
Recoupment of expenses previously waived and/or reimbursed	—	—	—
Net expenses	282,538	105,638	272,990
Net investment income (loss)	(130,903)	76,507	(64,201)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(357,242)	707,166	643,544
Futures contracts	13,980	—	—
Securities sold short	431,294	—	(212,179)
Forward foreign currency contracts	4,193	48,606	—
Foreign currency transactions	2,812	(9,936)	—
Net realized gain	95,037	745,836	431,365
Change in net unrealized appreciation/depreciation on:
Investments	914,619	1,742,553	806,762
Futures contracts	(12,199)	—	—
Securities sold short	(989,940)	—	58,092
Forward foreign currency contracts	(1,295)	(18,382)	—
Translation of other assets and liabilities denominated in foreign currency	(6,508)	2,057	—
Change in net unrealized appreciation/depreciation	(95,323)	1,726,228	864,854
Net realized and unrealized gain (loss)	(286)	2,472,064	1,296,219
Net increase (decrease) in net assets resulting from operations	$(131,189)	$2,548,571	$1,232,018

1  Includes affiliated income from UBS Private Money Market Fund LLC of $172, $307, $1,463 and $6,628, for UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$339,343	$1,858,577	$513,980
Interest	—	—	—
Affiliated interest	976	2,690	1,888
Securities lending[1]	3,734	12,758	255,065
Foreign tax withheld	(813)	—	—
Total income	343,240	1,874,025	770,933
Expenses:
Advisory and administration	156,960	768,470	676,269
Distribution and service:
Class A	44,071	14,476	40,318
Class C	19,435	13,618	13,025
Transfer agency and related service fees:
Class A	18,983	6,523	28,392
Class C	2,948	1,502	2,909
Class Y	1,423	44,777	19,747
Custodian and fund accounting	21,763	38,734	28,831
Federal and state registration	23,391	22,699	22,368
Professional services	43,989	42,129	41,117
Shareholder reports	22,788	8,801	13,428
Trustees	9,274	16,699	14,119
Dividend expense and security loan fees for securities sold short	—	—	—
Interest expense	—	491	—
Other	12,412	16,273	13,388
Total expenses	377,437	995,192	913,911
Fee waivers and/or expense reimbursements by Advisor	(120,793)	(21,953)	(23,103)
Recoupment of expenses previously waived and/or reimbursed	—	—	5,644
Net expenses	256,644	973,239	896,452
Net investment income (loss)	86,596	900,786	(125,519)
Net realized gain (loss) on:
Investments in unaffiliated issuers	471,015	5,517,781	5,226,348
Futures contracts	—	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	261	—	—
Net realized gain	471,276	5,517,781	5,226,348
Change in net unrealized appreciation/depreciation on:
Investments	2,777,727	7,215,002	417,690
Futures contracts	—	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	339	—	—
Change in net unrealized appreciation/depreciation	2,778,066	7,215,002	417,690
Net realized and unrealized gain (loss)	3,249,342	12,732,783	5,644,038
Net increase (decrease) in net assets resulting from operations	$3,335,938	$13,633,569	$5,518,519
See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Equity Long-Short Multi-Strategy Fund		UBS International Equity Fund
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012
Operations:
Net investment income (loss)	$(130,903)	$(384,660)	$76,507	$303,763
Net realized gain (loss)	95,037	(246,961)	745,836	(62,413)
Change in net unrealized appreciation/depreciation	(95,323)	155,211	1,726,228	(4,775,141)
Net increase (decrease) in net assets from operations	(131,189)	(476,410)	2,548,571	(4,533,791)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—	(174,245)	(133,700)
Net realized gain	—	(1,900)	—	—
Total Class A dividends and distributions	—	(1,900)	(174,245)	(133,700)
Class C:
Net investment income and net foreign currency gains	—	—	(16,321)	(6,054)
Net realized gain	—	(383)	—	—
Total Class C dividends and distributions	—	(383)	(16,321)	(6,054)
Class Y:
Net investment income and net foreign currency gains	—	—	(459,040)	(323,365)
Net realized gain	—	(8,249)	—	—
Total Class Y dividends and distributions	—	(8,249)	(459,040)	(323,365)
Decrease in net assets from dividends and distributions	—	(10,532)	(649,606)	(463,119)
Beneficial interest transactions:
Proceeds from shares sold	122,313	490,585	279,034	2,294,118
Shares issued on reinvestment of dividends and distributions	—	2,071	634,993	450,533
Cost of shares redeemed	(1,853,875)	(2,565,576)	(3,446,355)	(6,987,583)
Redemption fees	210	296	873	3,259
Net decrease in net assets resulting from beneficial interest transactions	(1,731,352)	(2,072,624)	(2,531,455)	(4,239,673)
Decrease in net assets	(1,862,541)	(2,559,566)	(632,490)	(9,236,583)
Net assets, beginning of period	17,393,417	19,952,983	19,245,513	28,482,096
Net assets, end of period	$15,530,876	$17,393,417	$18,613,023	$19,245,513
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(313,150)	$(182,247)	$55,907	$629,006

The UBS Funds

Financial statements

	UBS U.S. Equity Alpha Fund
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012
Operations:
Net investment income (loss)	$(64,201)	$45,029
Net realized gain (loss)	431,365	863,846
Change in net unrealized appreciation/depreciation	864,854	(2,510,790)
Net increase (decrease) in net assets from operations	1,232,018	(1,601,915)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(15,570)	(13,232)
Net realized gain	—	—
Total Class A dividends and distributions	(15,570)	(13,232)
Class C:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	—
Total Class C dividends and distributions	—	—
Class Y:
Net investment income and net foreign currency gains	(11,047)	(38,859)
Net realized gain	—	—
Total Class Y dividends and distributions	(11,047)	(38,859)
Decrease in net assets from dividends and distributions	(26,617)	(52,091)
Beneficial interest transactions:
Proceeds from shares sold	121,878	544,612
Shares issued on reinvestment of dividends and distributions	25,364	50,930
Cost of shares redeemed	(3,110,313)	(14,833,548)
Redemption fees	613	1,505
Net decrease in net assets resulting from beneficial interest transactions	(2,962,458)	(14,236,501)
Decrease in net assets	(1,757,057)	(15,890,507)
Net assets, beginning of period	16,628,732	32,519,239
Net assets, end of period	$14,871,675	$16,628,732
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(62,840)	$27,978

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Equity Opportunity Fund		UBS U.S. Large Cap Equity Fund
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012
Operations:
Net investment income (loss)	$86,596	$353,286	$900,786	$1,813,145
Net realized gain	471,276	1,490,872	5,517,781	12,906,509
Change in net unrealized appreciation/depreciation	2,778,066	(4,623,756)	7,215,002	(20,143,748)
Net increase (decrease) in net assets from operations	3,335,938	(2,779,598)	13,633,569	(5,424,094)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(314,372)	(390,688)	(42,587)	(85,957)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(314,372)	(390,688)	—	—
Class C:
Net investment income and net foreign currency gains	(2,897)	(6,536)	—	—
Net realized gain	—	—	—	—
Total Class C dividends and distributions	(2,897)	(6,536)	—	—
Class Y:
Net investment income and net foreign currency gains	(15,975)	(22,220)	(1,751,528)	(1,766,182)
Net realized gain	—	—	—	—
Total Class Y dividends and distributions	(15,975)	(22,220)	—	—
Decrease in net assets from dividends and distributions	(333,244)	(419,444)	(1,794,115)	(1,852,139)
Beneficial interest transactions:
Proceeds from shares sold	175,393	511,890	8,291,005	31,405,628
Shares issued on reinvestment of dividends and distributions	294,842	371,455	1,786,736	1,839,436
Cost of shares redeemed	(5,754,543)	(7,093,503)	(30,484,330)	(53,088,623)
Redemption fees	2	193	6,583	18,062
Net decrease in net assets resulting from beneficial interest transactions	(5,284,306)	(6,209,965)	(20,400,006)	(19,825,497)
Increase (decrease) in net assets	(2,281,612)	(9,409,007)	(8,560,552)	(27,101,730)
Net assets, beginning of period	40,960,180	50,369,187	202,895,715	229,997,445
Net assets, end of period	$38,678,568	$40,960,180	$194,335,163	$202,895,715
Net assets include accumulated undistributed net investment income (loss)	$86,071	$332,719	$900,594	$1,793,923

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012
Operations:
Net investment income (loss)	$(125,519)	$(1,040,234)
Net realized gain	5,226,348	18,966,663
Change in net unrealized appreciation/depreciation	417,690	(16,661,999)
Net increase (decrease) in net assets from operations	5,518,519	1,264,430
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	—
Total Class A dividends and distributions	—	—
Class C:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	—
Total Class C dividends and distributions	—	—
Class Y:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	—
Total Class Y dividends and distributions	—	—
Decrease in net assets from dividends and distributions	—	—
Beneficial interest transactions:
Proceeds from shares sold	16,430,641	24,795,784
Shares issued on reinvestment of dividends and distributions	—	—
Cost of shares redeemed	(18,220,692)	(38,678,760)
Redemption fees	1,196	24,644
Net decrease in net assets resulting from beneficial interest transactions	(1,788,855)	(13,858,332)
Increase (decrease) in net assets	3,729,664	(12,593,902)
Net assets, beginning of period	140,903,590	153,497,492
Net assets, end of period	$144,633,254	$140,903,590
Net assets include accumulated undistributed net investment income (loss)	$(620,668)	$(495,149)

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of cash flows
For the six months ended December 31, 2012 (unaudited)

UBS Equity Long-Short Multi-Strategy Fund
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(131,189)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(13,139,522)
Proceeds from disposition of investment securities	3,989,749
Covers of investment securities sold short	(16,478,576)
Proceeds from investment securities sold short	21,620,355
Proceeds from short-term investments, net	5,141,409
Change in net unrealized (appreciation)/depreciation on investments	(914,619)
Change in net unrealized (appreciation)/depreciation on investment securities sold short	989,940
Change in net unrealized (appreciation)/depreciation on forward currency contracts	1,295
Net realized (gain)/loss on investments	357,242
Net realized (gain)/loss on investment securities sold short	(431,294)
Decrease in foreign tax reclaims	2,531
Decrease in receivable for investment securities sold	1,857,278
Decrease in payable for investment securities purchased	(1,437,614)
Decrease in due from broker	57,968
Decrease in foreign cash at value	609,281
Decrease in cash collateral for futures contracts	47,064
Increase in cash collateral for securities sold short	(92,925)
Decrease in payable for investment advisory and administration fee	(1,326)
Increase in dividends receivable	(14,608)
Decrease in interest receivable	470
Decrease in dividends payable for securities sold short	(13,844)
Increase in other assets	(60,802)
Decrease in accrued expenses and other liabilities	(32,002)
Net cash provided by operating activities	1,926,261
Cash flows provided by financing activities:
Proceeds from shares issued	95,890
Payment on shares redeemed	(1,872,113)
Redemption fees retained	210
Net cash used in financing activities	(1,776,013)
Net increase in cash	150,248
Cash:
Beginning of period	(146,589)
End of period	$3,659

The UBS Funds

Financial statements

Statement of cash flows
For the six months ended December 31, 2012 (unaudited)

UBS U.S. Equity Alpha Fund
Cash flows provided by operating activities:
Net increase in net assets from operations	$1,232,018
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(5,060,658)
Proceeds from disposition of investment securities	9,304,616
Covers of investment securities sold short	(2,740,318)
Proceeds from investment securities sold short	1,790,284
Purchase of short-term investments, net	(37,604)
Change in net unrealized (appreciation)/depreciation on investments	(806,762)
Change in net unrealized (appreciation)/depreciation on investment securities sold short	(58,092)
Net realized (gain)/loss on investments	(643,544)
Net realized (gain)/loss on investment securities sold short	212,179
Increase in cash collateral for securities sold short	(89,335)
Increase in payable for investment advisory and administration fee	6,211
Decrease in dividends receivable	8,309
Increase in interest receivable	(6)
Decrease in dividend payable for securities sold short	(2,579)
Increase in other assets	(13,972)
Decrease in accrued expenses and other liabilities	(28,181)
Net cash provided by operating activities	3,072,566
Cash flows used by financing activities:
Proceeds from shares issued	105,165
Payment on shares redeemed	(3,173,937)
Redemption fees retained	613
Cash distributions paid to shareholders	(1,253)
Net cash used in financing activities	(3,069,412)
Net increase in cash	3,154
Cash:
Beginning of period	5,534
End of period	$8,688

See accompanying notes to financial statements.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011
Net asset value, beginning of period	$9.43	$9.70	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.08)	(0.22)	(0.20)
Net realized and unrealized (loss)	(0.01)	(0.04)	(0.12)
Total income (loss) from investment operations	(0.09)	(0.26)	(0.32)
Redemption fees	0.00[3]	0.00[3]	0.02
Less dividends/distributions:
From net realized gains	—	(0.01)	—
Net asset value, end of period	$9.34	$9.43	$9.70
Total investment return[2]	(0.95)%	(2.73)%	(3.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.15%[4]	5.76%	5.26%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.65%[4]	4.25%	4.13%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%[4]	1.75%	1.75%
Net investment loss	(1.79)%[4]	(2.27)%	(2.07)%
Supplemental data:
Net assets, end of period (000's)	$1,849	$2,578	$4,466
Portfolio turnover rate	95%	242%	460%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011
Net asset value, beginning of period	$9.48	$9.72	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.07)	(0.19)	(0.18)
Net realized and unrealized (loss)	(0.00)[3]	(0.04)	(0.10)
Total income (loss) from investment operations	(0.07)	(0.23)	(0.28)
Less dividends/distributions:
From net realized gains	—	(0.01)	—
Net asset value, end of period	$9.41	$9.48	$9.72
Total investment return[2]	(0.74)%	(2.51)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.52%[4]	5.33%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.39%[4]	4.08%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%[4]	1.50%	1.50%
Net investment loss	(1.53)%[4]	(2.00)%	(1.81)%
Supplemental data:
Net assets, end of period (000's)	$13,323	$14,215	$14,583
Portfolio turnover rate	95%	242%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011
Net asset value, beginning of period	$9.29	$9.63	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.12)	(0.28)	(0.28)
Net realized and unrealized (loss)	(0.00)[3]	(0.05)	(0.09)
Total income (loss) from investment operations	(0.12)	(0.33)	(0.37)
Redemption fees	—	—	0.00[3]
Less dividends/distributions:
From net realized gains	—	(0.01)	—
Net asset value, end of period	$9.17	$9.29	$9.63
Total investment return[2]	(1.29)%	(3.58)%	(3.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.49%[4]	6.47%	5.94%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.41%[4]	5.05%	4.94%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.50%[4]	2.50%	2.50%
Net investment loss	(2.60)%[4]	(3.01)%	(2.84)%
Supplemental data:
Net assets, end of period (000's)	$359	$600	$904
Portfolio turnover rate	95%	242%	460%

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

UBS International Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.75	$8.21	$6.62	$6.48	$9.97	$12.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.08	0.07	0.06	0.10	0.17
Net realized and unrealized gain (loss)	0.93	(1.40)	1.78	0.54	(2.89)	(1.83)
Total income (loss) from investment operations	0.95	(1.32)	1.85	0.60	(2.79)	(1.66)
Less dividends/distributions:
From net investment income	(0.24)	(0.14)	(0.26)	(0.46)	(0.16)	(0.20)
From net realized gains	—	—	—	—	(0.54)	(1.16)
Total dividends/distributions	(0.24)	(0.14)	(0.26)	(0.46)	(0.70)	(1.36)
Net asset value, end of period	$7.46	$6.75	$8.21	$6.62	$6.48	$9.97
Total investment return[2]	14.11%	(15.99)%	28.14%	8.65%	(26.75)%	(13.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.52%[4]	2.28%	2.04%	1.76%	1.57%	1.32%
Expenses after fee waivers and/or expense reimbursement	1.25%[4]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.66%[4]	1.20%	0.93%	0.83%	1.50%	1.43%
Supplemental data:
Net assets, end of period (000's)	$5,598	$5,576	$9,207	$6,875	$7,809	$17,023
Portfolio turnover rate	22%	49%	76%	71%	124%	55%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.77	$8.25	$6.65	$6.51	$10.05	$13.07
Income (loss) from investment operations:
Net investment income[1]	0.03	0.11	0.09	0.06	0.12	0.21
Net realized and unrealized gain (loss)	0.94	(1.43)	1.79	0.57	(2.91)	(1.85)
Total income (loss) from investment operations	0.97	(1.32)	1.88	0.63	(2.79)	(1.64)
Less dividends/distributions:
From net investment income	(0.26)	(0.16)	(0.28)	(0.49)	(0.21)	(0.22)
From net realized gains	—	—	—	—	(0.54)	(1.16)
Total dividends/distributions	(0.26)	(0.16)	(0.28)	(0.49)	(0.75)	(1.38)
Net asset value, end of period	$7.48	$6.77	$8.25	$6.65	$6.51	$10.05
Total investment return[2]	14.42%	(15.88)%	28.46%	8.94%	(26.62)%	(13.63)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.25%[4]	2.06%	1.78%	1.55%	1.42%	1.13%
Expenses after fee waivers and/or expense reimbursement	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.91%[4]	1.52%	1.13%	0.84%	1.81%	1.79%
Supplemental data:
Net assets, end of period (000's)	$12,383	$12,966	$17,829	$18,724	$66,665	$129,573
Portfolio turnover rate	22%	49%	76%	71%	124%	55%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS International Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.63	$8.02	$6.47	$6.34	$9.69	$12.71
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[3]	0.03	0.03	0.01	0.05	0.09
Net realized and unrealized gain (loss)	0.91	(1.36)	1.72	0.53	(2.80)	(1.79)
Total income (loss) from investment operations	0.91	(1.33)	1.75	0.54	(2.75)	(1.70)
Less dividends/distributions:
From net investment income	(0.17)	(0.06)	(0.20)	(0.41)	(0.06)	(0.16)
From net realized gains	—	—	—	—	(0.54)	(1.16)
Total dividends/distributions	(0.17)	(0.06)	(0.20)	(0.41)	(0.60)	(1.32)
Net asset value, end of period	$7.37	$6.63	$8.02	$6.47	$6.34	$9.69
Total investment return[2]	13.79%	(16.59)%	27.14%	7.86%	(27.33)%	(14.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.30%[4]	3.06%	2.82%	2.56%	2.38%	2.13%
Expenses after fee waivers and/or expense reimbursement	2.00%[4]	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.09)%[4]	0.45%	0.32%	0.10%	0.75%	0.75%
Supplemental data:
Net assets, end of period (000's)	$631	$703	$1,405	$866	$914	$1,949
Portfolio turnover rate	22%	49%	76%	71%	124%	55%

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.66	$8.94	$7.01	$6.31	$8.82	$11.55
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.02	0.02	(0.01)	0.04	0.05
Net realized and unrealized gain (loss)	0.72	(0.29)	1.91	0.71	(2.48)	(2.10)
Total income (loss) from investment operations	0.69	(0.27)	1.93	0.70	(2.44)	(2.05)
Less dividends/distributions:
From net investment income	(0.02)	(0.01)	—	—	(0.07)	(0.03)
From net realized gains	—	—	—	—	—	(0.65)
Total dividends/distributions	(0.02)	(0.01)	—	—	(0.07)	(0.68)
Net asset value, end of period	$9.33	$8.66	$8.94	$7.01	$6.31	$8.82
Total investment return[2]	7.92%	(3.02)%	27.53%	11.09%	(27.52)%	(18.49)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.65%[3]	3.21%	2.54%	2.44%	2.47%	1.93%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.31%[3]	2.21%	2.03%	2.24%	2.24%	1.93%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%[3]	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.71)%[3]	0.26%	0.24%	(0.10)%	0.63%	0.47%
Supplemental data:
Net assets, end of period (000's)	$8,802	$9,682	$16,726	$22,938	$33,137	$93,344
Portfolio turnover rate	29%	85%	85%	130%	154%	72%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.65	$8.94	$7.01	$6.30	$8.82	$11.55
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.04	0.04	0.01	0.00[4]	0.08
Net realized and unrealized gain (loss)	0.71	(0.29)	1.92	0.70	(2.41)	(2.10)
Total income (loss) from investment operations	0.69	(0.25)	1.96	0.71	(2.41)	(2.02)
Less dividends/distributions:
From net investment income	(0.03)	(0.04)	(0.03)	—	(0.11)	(0.06)
From net realized gains	—	—	—	—	—	(0.65)
Total dividends/distributions	(0.03)	(0.04)	(0.03)	—	(0.11)	(0.71)
Net asset value, end of period	$9.31	$8.65	$8.94	$7.01	$6.30	$8.82
Total investment return[2]	7.98%	(2.80)%	27.91%	11.27%	(27.22)%	(18.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.38%[3]	2.85%	2.26%	2.16%	2.33%	1.70%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.04%[3]	1.93%	1.78%	2.00%	2.25%	1.70%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%[3]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	(0.44)%[3]	0.50%	0.48%	0.12%	0.07%	0.74%
Supplemental data:
Net assets, end of period (000's)	$3,329	$3,806	$10,764	$12,132	$95,804	$9,121
Portfolio turnover rate	29%	85%	85%	130%	154%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Equity Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.45	$8.78	$6.93	$6.29	$8.74	$11.50
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.04)	(0.04)	(0.06)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	0.70	(0.29)	1.89	0.70	(2.44)	(2.08)
Total income (loss) from investment operations	0.63	(0.33)	1.85	0.64	(2.45)	(2.11)
Less dividends/distributions:
From net investment income	—	—	—	—	—	—
From net realized gains	—	—	—	—	—	(0.65)
Total dividends/distributions	—	—	—	—	—	(0.65)
Net asset value, end of period	$9.08	$8.45	$8.78	$6.93	$6.29	$8.74
Total investment return[2]	7.46%	(3.76)%	26.70%	10.18%	(28.03)%	(19.11)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.48%[3]	4.04%	3.36%	3.27%	3.30%	2.74%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.07%[3]	2.96%	2.78%	2.98%	2.99%	2.68%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%[3]	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(1.49)%[3]	(0.49)%	(0.52)%	(0.85)%	(0.12)%	(0.28)%
Supplemental data:
Net assets, end of period (000's)	$2,740	$3,141	$5,029	$6,810	$9,003	$22,823
Portfolio turnover rate	29%	85%	85%	130%	154%	72%

3  Annualized.

4  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.31	$6.74	$5.33	$4.94	$8.42	$11.66
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.05	0.06	0.05	0.11	0.14
Net realized and unrealized gain (loss)	0.51	(0.42)	1.41	0.46	(2.66)	(2.25)
Total income (loss) from investment operations	0.53	(0.37)	1.47	0.51	(2.55)	(2.11)
Less dividends/distributions:
From net investment income	(0.06)	(0.06)	(0.06)	(0.12)	(0.06)	(0.14)
From net realized gains	—	—	—	—	(0.87)	(0.99)
Total dividends/distributions	(0.06)	(0.06)	(0.06)	(0.12)	(0.93)	(1.13)
Net asset value, end of period	$6.78	$6.31	$6.74	$5.33	$4.94	$8.42
Total investment return[2]	8.61%	(5.33)%	27.57%	10.16%	(29.74)%	(19.38)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.79%[4]	1.89%	1.61%	1.61%	1.52%	1.32%
Expenses after fee waivers and/or expense reimbursement	1.20%[4]	1.20%	1.20%	1.20%	1.10%	1.10%
Net investment income (loss)	0.49%[4]	0.87%	0.88%	0.83%	1.89%	1.35%
Supplemental data:
Net assets, end of period (000's)	$33,663	$35,538	$43,766	$41,012	$43,951	$78,989
Portfolio turnover rate	38%	138%	85%	70%	67%	52%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.35	$6.79	$5.36	$4.97	$8.46	$11.71
Income (loss) from investment operations:
Net investment income[1]	0.02	0.07	0.07	0.06	0.12	0.16
Net realized and unrealized gain (loss)	0.53	(0.43)	1.43	0.47	(2.67)	(2.25)
Total income (loss) from investment operations	0.55	(0.36)	1.50	0.53	(2.55)	(2.09)
Less dividends/distributions:
From net investment income	(0.08)	(0.08)	(0.07)	(0.14)	(0.07)	(0.17)
From net realized gains	—	—	—	—	(0.87)	(0.99)
Total dividends/distributions	(0.08)	(0.08)	(0.07)	(0.14)	(0.94)	(1.16)
Net asset value, end of period	$6.82	$6.35	$6.79	$5.36	$4.97	$8.46
Total investment return[2]	8.70%	(5.14)%	28.13%	10.39%	(29.53)%	(19.15)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.64%[4]	1.73%	1.48%	1.50%	1.45%	1.13%
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	0.95%	0.95%	0.95%	0.85%	0.85%
Net investment income	0.74%[4]	1.12%	1.13%	1.07%	2.08%	1.60%
Supplemental data:
Net assets, end of period (000's)	$1,272	$1,444	$1,576	$1,515	$2,174	$5,694
Portfolio turnover rate	38%	138%	85%	70%	67%	52%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Equity Opportunity Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.18	$6.59	$5.20	$4.83	$8.26	$11.42
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.01	0.01	0.00[3]	0.06	0.06
Net realized and unrealized gain (loss)	0.51	(0.41)	1.39	0.45	(2.60)	(2.18)
Total income (loss) from investment operations	0.50	(0.40)	1.40	0.45	(2.54)	(2.12)
Less dividends/distributions:
From net investment income	(0.01)	(0.01)	(0.01)	(0.08)	(0.02)	(0.05)
From net realized gains	—	—	—	—	(0.87)	(0.99)
Total dividends/distributions	(0.01)	(0.01)	(0.01)	(0.08)	(0.89)	(1.04)
Net asset value, end of period	$6.67	$6.18	$6.59	$5.20	$4.83	$8.26
Total investment return[2]	8.01%	(6.07)%	26.87%	9.08%	(30.25)%	(19.83)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.58%[4]	2.67%	2.40%	2.41%	2.33%	2.10%
Expenses after fee waivers and/or expense reimbursement	1.95%[4]	1.95%	1.95%	1.95%	1.85%	1.85%
Net investment income (loss)	(0.26)%[4]	0.12%	0.13%	0.08%	1.13%	0.60%
Supplemental data:
Net assets, end of period (000's)	$3,743	$3,978	$4,992	$4,889	$5,429	$9,795
Portfolio turnover rate	38%	138%	85%	70%	67%	52%

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.96	$16.46	$12.79	$11.48	$16.63	$21.19
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.10	0.09	0.06	0.13	0.16
Net realized and unrealized gain (loss)	1.03	(0.51)	3.65	1.54	(4.84)	(3.68)
Total income (loss) from investment operations	1.09	(0.41)	3.74	1.60	(4.71)	(3.52)
Less dividends/distributions:
From net investment income	(0.08)	(0.09)	(0.07)	(0.29)	(0.07)	(0.16)
From net realized gains	—	—	—	—	(0.37)	(0.88)
Total dividends/distributions	(0.08)	(0.09)	(0.07)	(0.29)	(0.44)	(1.04)
Net asset value, end of period	$16.97	$15.96	$16.46	$12.79	$11.48	$16.63
Total investment return[2]	6.85%	(2.47)%	29.28%	13.75%	(28.04)%	(17.17)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.28%[3]	1.24%	1.19%	1.33%	1.28%	1.16%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%[3]	1.20%	1.20%[4]	1.20%	1.28%	1.16%
Net investment income (loss)	0.67%[3]	0.64%	0.57%	0.47%	1.05%	0.83%
Supplemental data:
Net assets, end of period (000's)	$8,705	$14,113	$19,832	$23,164	$34,406	$90,558
Portfolio turnover rate	29%	65%	60%	50%	62%	47%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.07	$16.60	$12.91	$11.62	$16.85	$21.44
Income (loss) from investment operations:
Net investment income[1]	0.08	0.14	0.13	0.10	0.17	0.22
Net realized and unrealized gain (loss)	1.04	(0.52)	3.68	1.56	(4.91)	(3.72)
Total income (loss) from investment operations	1.12	(0.38)	3.81	1.66	(4.74)	(3.50)
Less dividends/distributions:
From net investment income	(0.16)	(0.15)	(0.12)	(0.37)	(0.12)	(0.21)
From net realized gains	—	—	—	—	(0.37)	(0.88)
Total dividends/distributions	(0.16)	(0.15)	(0.12)	(0.37)	(0.49)	(1.09)
Net asset value, end of period	$17.03	$16.07	$16.60	$12.91	$11.62	$16.85
Total investment return[2]	7.00%	(2.23)%	29.57%	14.04%	(27.85)%	(16.87)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	0.97%[3]	0.97%	0.94%	0.99%	0.96%	0.87%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%[3]	0.95%	0.95%[4]	0.95%	0.96%	0.87%
Net investment income	0.94%[3]	0.90%	0.82%	0.72%	1.39%	1.13%
Supplemental data:
Net assets, end of period (000's)	$183,113	$185,910	$206,555	$188,636	$217,821	$645,803
Portfolio turnover rate	29%	65%	60%	50%	62%	47%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.36	$15.88	$12.37	$11.14	$16.21	$20.66
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.02)	(0.03)	(0.04)	0.04	0.02
Net realized and unrealized gain (loss)	1.01	(0.50)	3.54	1.50	(4.71)	(3.59)
Total income (loss) from investment operations	1.00	(0.52)	3.51	1.46	(4.67)	(3.57)
Less dividends/distributions:
From net investment income	—	—	—	(0.23)	(0.03)	—
From net realized gains	—	—	—	—	(0.37)	(0.88)
Total dividends/distributions	—	—	—	(0.23)	(0.40)	(0.88)
Net asset value, end of period	$16.36	$15.36	$15.88	$12.37	$11.14	$16.21
Total investment return[2]	6.51%	(3.28)%	28.38%	12.92%	(28.57)%	(17.76)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.03%[3]	2.02%	2.00%	2.01%	1.96%	1.91%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%[3]	1.95%	1.95%	1.95%	1.96%	1.91%
Net investment income (loss)	(0.09)%[3]	(0.11)%	(0.18)%	(0.28)%	0.35%	0.09%
Supplemental data:
Net assets, end of period (000's)	$2,517	$2,873	$3,467	$3,539	$4,719	$6,382
Portfolio turnover rate	29%	65%	60%	50%	62%	47%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.19	$16.00	$10.60	$8.56	$13.31	$15.94
Income (loss) from investment operations:
Net investment (loss)[1]	(0.03)	(0.14)	(0.13)	(0.10)	(0.06)	(0.12)
Net realized and unrealized gain (loss)	0.65	0.33	5.53	2.14	(4.69)	(1.47)
Total income (loss) from investment operations	0.62	0.19	5.40	2.04	(4.75)	(1.59)
Less dividends/distributions:
From net realized gains	—	—	—	—	(0.00)[3]	(1.04)
Net asset value, end of period	$16.81	$16.19	$16.00	$10.60	$8.56	$13.31
Total investment return[2]	3.83%	1.19%	50.94%	23.83%	(35.68)%	(10.25)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.53%[4]	1.57%	1.54%	1.60%	1.67%	1.47%
Expenses after fee waivers and/or expense reimbursement	1.40%[4]	1.40%	1.40%	1.40%	1.28%	1.28%
Net investment loss	(0.37)%[4]	(0.93)%	(0.95)%	(1.00)%	(0.60)%	(0.81)%
Supplemental data:
Net assets, end of period (000's)	$29,637	$31,015	$38,319	$28,586	$41,141	$92,759
Portfolio turnover rate	14%	48%	55%	72%	73%	51%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.88	$16.64	$11.00	$8.86	$13.74	$16.38
Income (loss) from investment operations:
Net investment (loss)[1]	(0.01)	(0.11)	(0.10)	(0.08)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	0.68	0.35	5.74	2.22	(4.85)	(1.52)
Total income (loss) from investment operations	0.67	0.24	5.64	2.14	(4.88)	(1.60)
Less dividends/distributions:
From net realized gains	—	—	—	—	(0.00)[3]	(1.04)
Net asset value, end of period	$17.55	$16.88	$16.64	$11.00	$8.86	$13.74
Total investment return[2]	3.97%	1.44%	51.27%	24.15%	(35.51)%	(10.03)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.14%[4]	1.15%	1.13%	1.21%	1.25%	1.12%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.15%[4,5]	1.15%[5]	1.15%[5]	1.15%	1.03%	1.03%
Net investment loss	(0.09)%[4]	(0.68)%	(0.70)%	(0.74)%	(0.36)%	(0.55)%
Supplemental data:
Net assets, end of period (000's)	$112,486	$107,447	$112,186	$94,725	$134,378	$272,666
Portfolio turnover rate	14%	48%	55%	72%	73%	51%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.85	$14.78	$9.87	$8.03	$12.57	$15.23
Income (loss) from investment operations:
Net investment (loss)[1]	(0.08)	(0.23)	(0.22)	(0.17)	(0.12)	(0.21)
Net realized and unrealized gain (loss)	0.58	0.30	5.13	2.01	(4.42)	(1.41)
Total income (loss) from investment operations	0.50	0.07	4.91	1.84	(4.54)	(1.62)
Less dividends/distributions:
From net realized gains	—	—	—	—	(0.00)[3]	(1.04)
Net asset value, end of period	$15.35	$14.85	$14.78	$9.87	$8.03	$12.57
Total investment return[2]	3.37%	0.47%	49.75%	22.91%	(36.11)%	(10.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.33%[4]	2.35%	2.37%	2.50%	2.45%	2.25%
Expenses after fee waivers and/or expense reimbursement	2.15%[4]	2.15%	2.15%	2.15%	2.03%	2.03%
Net investment loss	(1.10)%[4]	(1.68)%	(1.70)%	(1.75)%	(1.38)%	(1.55)%
Supplemental data:
Net assets, end of period (000's)	$2,510	$2,442	$2,961	$2,336	$2,471	$6,042
Portfolio turnover rate	14%	48%	55%	72%	73%	51%

3  Amount represents less than $0.005 per share.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 14 Funds available for investment, each having its own investment objectives and policies. The following six funds are covered in this report: UBS Equity Long-Short Multi-Strategy Fund (formerly, UBS Market Neutral Multi-Strategy Fund), UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the- counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are

The UBS Funds

Notes to financial statements

listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

The Board has delegated to the UBS Global Asset Management Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing

The UBS Funds

Notes to financial statements

sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements.

The UBS Funds

Notes to financial statements

Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Forward foreign currency contracts entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2012.

Activities in derivative instruments during the period ended December 31, 2012 were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Net realized gain[1]
Forward foreign currency contracts	$—	$4,193	$4,193
Futures contracts	13,980	—	13,980
Total net realized gain	$13,980	$4,193	$18,173
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$(1,295)	$(1,295)
Futures contracts	(12,199)	—	(12,199)
Total change in net unrealized appreciation/depreciation	$(12,199)	$(1,295)	$(13,494)

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

The UBS Funds

Notes to financial statements

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value

The UBS Funds

Notes to financial statements

of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Short sales: UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Small Cap Growth Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Equity Long-Short Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box"). There were no short sales transaction for UBS U.S. Small Cap Growth Fund during the period ended December 31, 2012.

H. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

I. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap

The UBS Funds

Notes to financial statements

companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

J. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2012, the following Fund recorded recapture commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS U.S. Equity Opportunity Fund	$1,097

K. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Equity Long-Short Multi-Strategy Fund	1.250%	1.250%	1.250%	1.250%	1.250%
UBS International Equity Fund	0.800	0.750	0.700	0.675	0.650
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Equity Opportunity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

For UBS International Equity Fund, UBS U.S. Equity Opportunity Fund and UBS U.S. Large Cap Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) do not exceed the expense limit of each Fund as

The UBS Funds

Notes to financial statements

indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2012, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed and/or (recouped)
UBS Equity Long-Short Multi-Strategy Fund	1.75%	2.50%	1.50%	$(48,190)	$101,805	$177,190
UBS International Equity Fund	1.25	2.00	1.00	(8,362)	76,044	120,069
UBS U.S. Equity Alpha Fund	1.50	2.25	1.25	(6,755)	80,193	108,717
UBS U.S. Equity Opportunity Fund	1.20	1.95	0.95	(511)	141,739	120,793
UBS U.S. Large Cap Equity Fund	1.20	1.95	0.95	107,550	693,949	21,953
UBS U.S. Small Cap Growth Fund	1.40	2.15	1.15	95,015	621,344	17,459[1]

1  Includes recoupment of $5,644 for Class Y.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2012 are subject to repayment through June 30, 2016. At December 31, 2012, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2013	Expires June 30, 2014	Expires June 30, 2015	Expires June 30, 2016
UBS Equity Long-Short Multi-Strategy Fund—Class A	$124,987	$—	$48,384	$50,539	$26,064
UBS Equity Long-Short Multi-Strategy Fund—Class C	23,130	—	7,708	9,695	5,727
UBS Equity Long-Short Multi-Strategy Fund—Class Y	524,811	—	199,178	180,234	145,399
UBS U.S. Equity Alpha Fund—Class A	354,046	65,041	104,994	120,672	63,339
UBS U.S. Equity Alpha Fund—Class C	123,847	25,435	35,648	41,247	21,517
UBS U.S. Equity Alpha Fund—Class Y	217,836	76,513	57,119	60,343	23,861
UBS U.S. Equity Opportunity Fund—Class A	742,781	196,379	183,453	259,111	103,838
UBS U.S. Equity Opportunity Fund—Class C	93,760	26,604	23,692	31,196	12,268
UBS U.S. Equity Opportunity Fund—Class Y	38,389	11,994	8,976	12,732	4,687
UBS U.S. Large Cap Equity Fund—Class A	50,507	38,849	—	7,040	4,618
UBS U.S. Large Cap Equity Fund—Class C	7,651	2,660	1,932	2,019	1,040
UBS U.S. Large Cap Equity Fund—Class Y	116,663	69,235	—	31,133	16,295
UBS U.S. Small Cap Growth Fund—Class A	197,377	74,652	47,545	54,371	20,809
UBS U.S. Small Cap Growth Fund—Class C	22,387	8,898	6,270	4,925	2,294
UBS U.S. Small Cap Growth Fund—Class Y	56,520	56,520	—	—	—

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2012, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Equity Long-Short Multi-Strategy Fund	$992	$6,119
UBS International Equity Fund	1,204	7,143
UBS U.S. Equity Alpha Fund	954	6,027
UBS U.S. Equity Opportunity Fund	2,460	15,221
UBS U.S. Large Cap Equity Fund	12,134	74,521
UBS U.S. Small Cap Growth Fund	9,043	54,925

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2012 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2012, were as follows:

Fund	UBS AG
UBS Equity Long-Short Multi-Strategy Fund	$3,276
UBS International Equity Fund	96

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the distribution and/or service of Class A and Class C. Annual fees

The UBS Funds

Notes to financial statements

under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Equity Long-Short Multi-Strategy Fund	0.25%	1.00%
UBS International Equity Fund	0.25	1.00
UBS U.S. Equity Alpha Fund	0.25	1.00
UBS U.S. Equity Opportunity Fund	0.25	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2012, certain Funds owed UBS Global AM (US) distribution and service fees, and for the period ended December 31, 2012, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Equity Long-Short Multi-Strategy Fund—Class A	$416	$191
UBS Equity Long-Short Multi-Strategy Fund—Class C	337	—
UBS International Equity Fund—Class A	1,162	966
UBS International Equity Fund—Class C	564	—
UBS U.S. Equity Alpha Fund—Class A	1,883	—
UBS U.S. Equity Alpha Fund—Class C	2,355	—
UBS U.S. Equity Opportunity Fund—Class A	7,133	7,997
UBS U.S. Equity Opportunity Fund—Class C	3,165	—
UBS U.S. Large Cap Equity Fund—Class A	1,829	331
UBS U.S. Large Cap Equity Fund—Class C	2,160	—
UBS U.S. Small Cap Growth Fund—Class A	6,199	371
UBS U.S. Small Cap Growth Fund—Class C	2,141	27

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Equity Long-Short Multi-Strategy Fund	$1,195
UBS International Equity Fund	1,243
UBS U.S. Equity Alpha Fund	2,898
UBS U.S. Equity Opportunity Fund	7,457
UBS U.S. Large Cap Equity Fund	1,591
UBS U.S. Small Cap Growth Fund	4,893

The UBS Funds

Notes to financial statements

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments.

6. Purchases and sales of securities

For the period ended December 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Equity Long-Short Multi-Strategy Fund	$22,119,178	$18,110,876
UBS International Equity Fund	4,036,208	6,921,655
UBS U.S. Equity Alpha Fund	7,419,445	10,521,337
UBS U.S. Equity Opportunity Fund	14,801,720	19,954,432
UBS U.S. Large Cap Equity Fund	56,963,676	80,301,768
UBS U.S. Small Cap Growth Fund	19,484,245	21,824,194

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2012 were as follows:

	2012
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Equity Long-Short Multi-Strategy Fund	$—	$10,532	$10,532
UBS International Equity Fund	463,119	—	463,119
UBS U.S. Equity Alpha Fund	52,091	—	52,091
UBS U.S. Equity Opportunity Fund	419,444	—	419,444
UBS U.S. Large Cap Equity Fund	1,852,139	—	1,852,139

The UBS Funds

Notes to financial statements

The tax character of distributions paid and components of accumulated earnings/ (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses
UBS Equity Long-Short Multi-Strategy Fund	$249,770

At June 30, 2012, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS International Equity Fund	$247,360	$12,259,376
UBS U.S. Equity Alpha Fund	9,323,218	12,503,688
UBS U.S. Equity Opportunity Fund	—	19,051,024
UBS U.S. Large Cap Equity Fund	9,689,883	167,517,489
UBS U.S. Small Cap Growth Fund	—	22,826,020

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2012, the following Funds incurred, and elected to defer, losses as follows:

		Post October capital losses
Fund	Late year ordinary losses	Short term
UBS Equity Long-Short Multi-Strategy Fund	$130,564	$156,738
UBS International Equity Fund	—	1,030,017
UBS U.S. Equity Alpha Fund	—	48,692
UBS U.S. Small Cap Growth Fund	571,540	—

As of and during the period ended December 31, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2012, or since inception in the case of UBS Equity Long-Short Multi-Strategy Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

Notes to financial statements

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowing under the agreement for the period ended December 31, 2012, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS U.S. Large Cap Equity Fund	$3,100,000	6	$491	0.95%

There were no borrowings from the Committed Credit Facility outstanding at December 31, 2012.

9. Shares of beneficial interest

For the period ended December 31, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,341	$95,601	2,913	$26,712	—	$—
Shares repurchased	(85,992)	(807,929)	(28,339)	(258,627)	(83,157)	(787,319)
Redemption fees	—	210	—	—	—	—
Net decrease	(75,651)	$(712,118)	(25,426)	$(231,915)	(83,157)	$(787,319)

UBS International Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	16,212	$116,840	1,775	$13,117	20,563	$149,077
Shares repurchased	(115,638)	(805,013)	(24,514)	(177,941)	(340,779)	(2,463,401)
Dividends reinvested	22,828	168,244	2,238	16,293	60,955	450,456
Redemption fees	—	228	—	—	—	645
Net decrease	(76,598)	$(519,701)	(20,501)	$(148,531)	(259,261)	$(1,863,223)

The UBS Funds

Notes to financial statements

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	762	$6,683	—	$—	12,677	$115,195
Shares repurchased	(176,260)	(1,620,279)	(69,841)	(625,515)	(96,251)	(864,519)
Dividends reinvested	1,536	14,317	—	—	1,188	11,047
Redemption fees	—	507	—	—	—	106
Net decrease	(173,962)	$(1,598,772)	(69,841)	$(625,515)	(82,386)	$(738,171)

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	23,633	$161,381	60	$375	2,035	$13,637
Shares repurchased	(734,857)	(4,920,071)	(83,409)	(538,653)	(45,239)	(295,819)
Dividends reinvested	41,121	276,332	383	2,535	2,367	15,975
Redemption fees	—	—	—	—	—	2
Net decrease	(670,103)	$(4,482,358)	(82,966)	$(535,743)	(40,837)	$(266,205)

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	34,555	$576,758	5,538	$87,801	452,196	$7,626,446
Shares repurchased	(408,436)	(6,977,846)	(38,661)	(628,985)	(1,373,487)	(22,877,499)
Dividends reinvested	2,349	39,632	—	—	103,257	1,747,104
Redemption fees	—	196	—	—	—	6,387
Net decrease	(371,532)	$(6,361,260)	(33,123)	$(541,184)	(818,034)	$(13,497,562)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	291,260	$4,849,074	14,490	$228,837	648,013	$11,352,730
Shares repurchased	(443,414)	(7,420,458)	(15,538)	(237,406)	(601,946)	(10,562,828)
Redemption fees	—	202	—	2	—	992
Net increase (decrease)	(152,154)	$(2,571,182)	(1,048)	$(8,567)	46,067	$790,894

The UBS Funds

Notes to financial statements

For the year ended June 30, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	41,814	$401,538	9,372	$89,047	—	$—
Shares repurchased	(229,044)	(2,197,031)	(38,722)	(368,535)	(1)	(10)
Dividends reinvested	179	1,717	30	285	7	69
Redemption fees	—	296	—	—	—	—
Net increase (decrease)	(187,051)	$(1,793,480)	(29,320)	$(279,203)	6	$59

UBS International Equity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	127,128	$942,072	—	$—
Shares repurchased	(445,732)	(3,103,930)	(2,336)	(16,768)
Shares converted from Class B to Class A	2,520	18,751	(2,424)	(18,751)
Dividends reinvested	20,534	129,572	—	—
Redemption fees	—	1,936	—	—
Net decrease	(295,550)	$(2,011,599)	(4,760)	$(35,519)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	9,423	$63,758	177,807	$1,269,537
Shares repurchased	(79,505)	(525,800)	(475,382)	(3,322,334)
Dividends reinvested	972	6,045	49,750	314,916
Redemption fees	—	—	—	1,323
Net decrease	(69,110)	$(455,997)	(247,825)	$(1,736,558)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,316	$128,287	10,299	$76,021	41,495	$340,304
Shares repurchased	(769,601)	(6,444,821)	(211,693)	(1,757,445)	(810,041)	(6,631,282)
Dividends reinvested	1,501	12,071	—	—	4,845	38,859
Redemption fees	—	921	—	3	—	581
Net decrease	(752,784)	$(6,303,542)	(201,394)	$(1,681,421)	(763,701)	$(6,251,538)

The UBS Funds

Notes to financial statements

UBS U.S. Equity Opportunity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	19,264	$123,709	—	$—
Shares repurchased	(938,427)	(5,879,180)	(2,928)	(19,555)
Shares converted from Class B to Class A	2,278	15,767	(2,278)	(15,767)
Dividends reinvested	59,439	343,560	—	—
Redemption fees	—	189	—	—
Net decrease	(857,446)	$(5,395,955)	(5,206)	$(35,322)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	14,256	$87,728	49,920	$284,686
Shares repurchased	(128,993)	(807,168)	(58,369)	(371,833)
Dividends reinvested	1,046	5,940	3,779	21,955
Redemption fees	—	—	—	4
Net decrease	(113,691)	$(713,500)	(4,670)	$(65,188)

UBS U.S. Large Cap Equity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	84,449	$1,316,171	—	$—
Shares repurchased	(417,616)	(6,491,510)	(1,307)	(21,522)
Shares converted from Class B to Class A	7,469	120,563	(7,669)	(120,563)
Dividends reinvested	5,482	80,315	—	—
Redemption fees	—	650	—	—
Net decrease	(320,216)	$(4,973,811)	(8,976)	$(142,085)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	35,340	$522,679	1,821,151	$29,446,215
Shares repurchased	(66,701)	(1,009,080)	(2,811,075)	(45,445,948)
Dividends reinvested	—	—	119,424	1,759,121
Redemption fees	—	—	—	17,412
Net decrease	(31,361)	$(486,401)	(870,500)	$(14,223,200)

UBS U.S. Small Cap Growth Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	344,965	$5,302,359	—	$—
Shares repurchased	(825,536)	(12,464,263)	(957)	(14,759)
Shares converted from Class B to Class A	1,033	15,954	(1,119)	(15,954)
Dividends reinvested	—	—	—	—
Redemption fees	—	1,985	—	—
Net decrease	(479,538)	$(7,143,965)	(2,076)	$(30,713)

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	11,240	$163,409	1,217,624	$19,314,062
Shares repurchased	(47,083)	(627,977)	(1,595,871)	(25,555,807)
Dividends reinvested	—	—	—	—
Redemption fees	—	571	—	22,088
Net decrease	(35,843)	$(463,997)	(378,247)	$(6,219,657)

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same fund.

10. Subsequent events note

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications to UBS U.S. Equity Alpha Fund, which will go into effect on or about January 28, 2013. Specifically the Fund's name will change from UBS U.S. Equity Alpha Fund to UBS U.S. Defensive Equity Fund. Among other changes, the Fund's 80% investment policy will change to read as follows: under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and/or equity-related instruments of US companies.

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to nonaffiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1174

UBS Asset
Allocation Funds

December 31, 2012

The UBS Funds—Asset Allocation

Semiannual Report

President's letter	1
Market commentary	2
Asset Allocation Funds
UBS Dynamic Alpha Fund	4
UBS Global Allocation Fund	21
UBS Global Frontier Fund	34
UBS Multi-Asset Income Fund	44
Explanation of expense disclosure	57
Statement of assets and liabilities	60
Statement of operations	64
Statement of changes in net assets	66
Financial highlights	68
Notes to financial statements	75
General information	95

This page intentionally left blank.

President's letter

February 15, 2013

Dear Shareholder,

Since I last wrote to you six months ago, some of the macroeconomic concerns, such as the US fiscal cliff, European sovereign debt crisis and other potential global worries, shaking investor confidence have largely abated. As a result, we are witnessing early signs that investors are looking to transition some of their assets from traditional fixed income and cash back into risk assets. However, concerns remain, and a large number of investors are waiting on the sidelines, either hesitant or unwilling to venture into uncertain and relatively more volatile markets.

While those investors who have contributed to record fixed income asset flows over the past few years have generally been compensated with positive performance, this seemingly soft-paved road they have been riding may eventually hit a rough patch—inevitably resulting in a letdown for those who have grown complacent in the benign fixed income market. Equally disappointed may be those investors sitting on the sidelines in cash, as they may find they were unable to achieve the level of returns required to fund their future needs. Clearly, now more than ever, investors need to examine their portfolios. Given these circumstances, what may be an investor's best defense against the backdrop of a volatile—or any—market environment? The answer is a thoughtful plan anchored on diversification.

At UBS Global Asset Management, we remain committed to providing you with globally diversified, outcome-oriented solutions that we believe can help you navigate today's markets and help you meet your investment goals. Over the last few years, we have enhanced and refined our mutual fund lineup to better meet your needs for growth, while limiting volatility in the face of evolving markets. For example, in April 2012, we launched UBS Multi-Asset Income Fund, which is designed to provide risk-managed income while focusing on minimizing capital risk in the current interest rate environment. UBS Dynamic Alpha Fund seeks to provide investors with a flexible strategy that relies less on favorable market conditions to generate an absolute return, and focuses more on loss limitation. UBS Fixed Income Opportunities Fund, which has the flexibility to adjust its duration and the ability to short interest rate markets, can play an important complementary role in an investor's overall fixed income allocation.

We recognize that now, more than ever, investors can benefit from professional guidance as they review their portfolios and reallocate them with a forward-thinking view. In making this transition, the value of risk-managed solutions provided by well-resourced global managers cannot be overemphasized. I firmly believe that our over 30-year active asset allocation history combined with our diversified and continually evolving fund lineup can help investors build their portfolios to successfully meet their individual, long-term investment goals.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

1

The markets in review

Global economic growth decelerates

While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed and far from robust. Looking back, the Commerce Department reported 2.0% gross domestic product ("GDP") growth in the US for the first quarter of 2012, followed by growth of 1.3% in the second quarter, partially due to weaker consumer spending. After expanding 3.1% in the third quarter, GDP growth contracted 0.1%1 in the fourth quarter, representing the first negative reading since the second quarter of 2009.

The Federal Reserve Board ("Fed") took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate (the federal funds rate, or "fed funds" rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level of between 0% and 0.25%. Prior to the beginning of the reporting period, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed "Operation Twist"). At its June meeting, the Fed extended Operation Twist until the end of 2012. In September, the Fed launched a third round of quantitative easing ("QE3"), which involved purchasing $40 billion of agency mortgage-backed securities ("MBS") on an open-ended basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS, as well as purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold "...as long as the unemployment rate remains above 6.5%," provided inflation remains well-contained.

Economic growth in countries outside the US also decelerated and, in some cases, fell back into recessions. In October 2012, the International Monetary Fund ("IMF") projected that global growth would decline from 3.8% in 2011, to 3.3% in 2012. From a regional perspective, the IMF anticipated that 2012 growth in the Eurozone would contract 0.4%. While growth in emerging market countries was expected to remain higher than in their developed country counterparts, the IMF projected that emerging market growth would fall from 6.2% in 2011 to 5.3% in 2012.

Global equities produce solid results

While the global equity market experienced periods of volatility, it ultimately generated strong results during the reporting period. A number of macro issues negatively impacted investor sentiment at times, including the European sovereign debt crisis, moderating global growth and uncertainties related to the US "fiscal cliff." However, investor risk appetite generally returned fairly quickly as investors looked to boost their returns. Also supporting sentiment were actions taken by central banks to support their economies. The US stock market, as measured by the S&P 500 Index,2 rose during five of the six months during the reporting period and gained 5.95% for the six months ended December 31, 2012.

1  Based on the Commerce Department's most recent estimate announced on January 30, 2013, after the Funds' fiscal period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2

The markets in review

International developed and emerging markets equities also experienced periodic soft patches, but they produced strong results during the reporting period. Aggressive actions taken by the European Central Bank to support the eurozone and indications that China may avoid a "hard landing" for its economy were two factors boosting investor sentiment for foreign stocks. All told, international developed equities, as measured by the MSCI EAFE Index (net),3 returned 13.95% during the six months ended December 31, 2012. Elsewhere, emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 returned 13.75% over the same time period.

Risk is rewarded in the fixed income market

There were several macro-induced flights to quality in the global fixed income markets during the reporting period. However, they proved to be only temporary setbacks and the US taxable spread sectors (non-US Treasury fixed income securities) generally outperformed equal duration Treasuries during the reporting period. With the Fed keeping interest rates at a historically low range, investors were drawn to lower quality/higher yielding fixed income securities for much of the period. Against this backdrop, high yield bonds and emerging markets debt generated strong returns. All told, the overall US bond market, as measured by the Barclays US Aggregate Index,5 returned 1.80% during the six months ended December 31, 2012. Looking closer at lower-rated fixed income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 returned 7.87% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 returned 10.32% during the six month period.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a great effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

3

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 8.25% (Class A shares returned 2.30% after the deduction of the maximum sales charge), while Class Y shares returned 8.35%. For comparison purposes, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 0.51% during the same time period, the MSCI World Free Index (net) returned 9.36% and the US Consumer Price Index (CPI) rose 0.05%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Performance was primarily due to market allocation strategy and currency positioning.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. Certain interest rate derivatives were utilized to manage the Fund's duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. In relation to our currency strategy, derivatives had a direct positive impact on Fund performance. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. Having said this, overall, as mentioned above, our market allocation strategy contributed to Fund performance during the period.

Portfolio performance summary1

What worked

•  Currency strategies, overall, were positive for performance.

  – Our long position in a basket of Asian currencies (the Malaysian ringgit, South Korean won and Taiwan dollar) was beneficial for performance as these currencies generally appreciated versus the US dollar.

  – A long Mexican peso added to performance as the currency strengthened against the US dollar.

  – Long positions in the euro and Polish zloty were both rewarded, as fears of the European sovereign debt crisis diminished during the reporting period.

•  Positioning in a number of fixed income sectors benefited Fund performance.

  – Allocations to investment grade and high yield corporate bonds were beneficial, as they generated strong results given generally solid corporate fundamentals and overall robust demand from investors looking to generate incremental yield in the low interest rate environment.

  – Our long credit position versus government bonds was rewarded as credit spreads2 tightened and outperformed Treasuries. This was due to the generally risk-on sentiment during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  "Spreads" refers to differences between the yields paid on US Treasury bonds and other types of debt, such as emerging market bonds.

4

UBS Dynamic Alpha Fund

•  Exposures to several portions of the global equity market contributed to performance.

  – Our conservative to modestly long equities position was a positive for results as equities produced overall strong returns during the six-month review period.

  – A bias to international equities versus US equities during the reporting period was rewarded. In particular, international equities rallied at the end of the review period, as concerns related to the European sovereign debt crisis receded. In contrast, US equities weakened given uncertainties related to the "fiscal cliff."

What didn't work

•  A few currency positions were negative for the period. The Fund's short positions in the Australian and New Zealand dollars versus the US dollar were drags on performance. We believed that the Australian and New Zealand dollars would weaken given moderating global growth, but this did not prove true during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	8.25%	13.98%	2.56%	3.12%
Class C3	7.71	13.16	1.80	2.34
Class Y4	8.35	14.34	2.90	3.44
After deducting maximum sales charge
Class A2	2.30%	7.74%	1.41%	2.39%
Class C3	6.71	12.16	1.80	2.34
BofA Merrill Lynch US Treasury 1-5 Year Index[5]	0.51%	0.91%	3.33%	3.78%
MSCI World Free Index (net)[6]	9.36	15.83	(1.18)	4.17
US Consumer Price Index (CPI)[7]	0.05	1.74	1.80	2.37

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.42% and 1.36%; Class C—2.18% and 2.11%; Class Y—1.11% and 1.11%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

6

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
US Treasury Bill, 0.005%, due 02/07/13	3.0%
JPMorgan Chase & Co., 3.250%, due 09/23/22	1.0
Comcast Corp., 5.700%, due 07/01/19	0.9
Wachovia Corp., 5.750%, due 02/01/18	0.8
Goldman Sachs Group, Inc., 4.375%, due 03/16/17	0.8
HSBC Holdings PLC, 6.500%, due 09/15/37	0.7
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, due 02/08/22	0.7
Bank of America Corp., 1.500%, due 10/09/15	0.7
Banco Bilbao Vizcaya Argentaria SA, 4.250%, due 01/29/13	0.7
Aviva PLC, 5.250%, due 10/02/23	0.7
Total	10.0%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2012

Percentage of net assets
United States	31.4%
United Kingdom	11.2
Netherlands	4.2
Canada	2.9
France	2.9
Total	52.6%

1  Figures represent the direct investments of UBS Dynamic Alpha Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

7

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Bonds
Corporate bonds
Air freight & logistics	0.04%
Automobiles	0.25
Beverages	1.53
Building materials	0.16
Cable TV	0.35
Capital markets	2.57
Chemicals	0.18
Commercial banks	13.68
Commercial services & supplies	1.09
Communications equipment	0.42
Computers & peripherals	0.67
Construction & engineering	0.22
Consumer finance	1.12
Diversified financial services	7.55
Diversified operations	0.43
Diversified telecommunication services	3.15
Electric utilities	4.78
Electrical equipment	0.11
Energy equipment & services	0.59
Engineering & construction	0.50
Food & staples retailing	0.99
Food products	0.71
Gas utilities	0.58
Health care equipment & supplies	0.30
Health care providers & services	0.02
Industrial conglomerates	0.09
Insurance	3.72
Internet software & services	0.14
IT services	0.15
Leisure equipment & products	0.22%
Media	2.65
Metals & mining	2.46
Multi-utilities	0.69
Oil, gas & consumable fuels	5.64
Pharmaceuticals	1.11
Real estate investment trust (REIT)	0.18
Real estate management & development	0.16
Road & rail	0.43
Thrifts & mortgage finance	0.33
Tobacco	2.03
Transportation	0.18
Water utilities	0.29
Wireless telecommunication services	0.91
Total corporate bonds	63.37%
Collateralized debt obligation	0.00[2]
Mortgage & agency debt securities	0.01
US government obligation	2.98
Non-US government obligation	0.30
Total bonds	66.66%
Short-term investment	20.64
Options purchased	1.22
Investment of cash collateral from securities loaned	0.49
Total investments	89.01%
Cash and other assets, less liabilities	10.99
Net assets	100.00%

1  Figures represent the direct investments of UBS Dynamic Alpha Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

2  Amount represents less than 0.005%.

8

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds: 66.66%
Corporate bonds: 63.37%
Australia: 2.36%
BHP Billiton Finance Ltd., 3.250%, due 09/25/24	GBP	300,000	$484,250
Commonwealth Bank of Australia, 2.250%, due 03/16/17[1,2]		$1,490,000	1,558,391
3.500%, due 03/19/15[1]		750,000	792,912
National Australia Bank, 2.750%, due 03/09/17		1,300,000	1,367,475
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21		1,080,000	1,193,345
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]		300,000	350,040
Westpac Banking Corp., 4.125%, due 05/25/18	EUR	600,000	905,787
Total Australia corporate bonds			6,652,200
Brazil: 0.25%
Vale SA, 5.625%, due 09/11/42		$650,000	705,640
Canada: 2.92%
Bank of Montreal, 2.550%, due 11/06/22		640,000	634,329
6.020%, due 05/02/18	CAD	500,000	593,279
Bank of Nova Scotia, 4.100%, due 06/08/17		700,000	757,811
Barrick Gold Corp., 2.900%, due 05/30/16		$565,000	592,799
Canadian Imperial Bank of Commerce, 3.400%, due 01/14/16	CAD	600,000	628,278
Greater Toronto Airports Authority, 6.980%, due 10/15/32		350,000	504,187
Hydro One, Inc., 5.360%, due 05/20/36		375,000	466,464
Royal Bank of Canada, 3.360%, due 01/11/16		250,000	261,395
3.660%, due 01/25/17		600,000	637,531
Suncor Energy, Inc., 6.500%, due 06/15/38		$720,000	960,332
Teck Resources Ltd., 5.400%, due 02/01/43[2]		350,000	370,291
Toronto-Dominion Bank, 3.367%, due 11/02/20[3]	CAD	650,000	676,106
Xstrata Finance Canada Ltd., 1.800%, due 10/23/15[1]		$255,000	256,385
2.450%, due 10/25/17[1]		885,000	893,579
Total Canada corporate bonds			8,232,766
	Face amount		Value
Cayman Islands: 1.56%
Baidu, Inc., 2.250%, due 11/28/17		$390,000	$392,418
Hutchison Whampoa International Ltd., 7.625%, due 04/09/19[1]		950,000	1,224,613
New York Life Funding, 5.125%, due 02/03/15	GBP	350,000	611,873
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	400,000	586,551
Transocean, Inc., 2.500%, due 10/15/17		$680,000	687,154
6.800%, due 03/15/38		400,000	489,667
Vale Overseas Ltd., 5.625%, due 09/15/19		355,000	403,638
Total Cayman Islands corporate bonds			4,395,914
Curacao: 0.16%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		430,000	460,200
Denmark: 0.31%
DONG Energy A/S, 4.875%, due 01/12/32	GBP	500,000	872,947
Finland: 0.24%
Teollisuuden Voima Oyj, 4.625%, due 02/04/19	EUR	460,000	687,074
France: 2.90%
Autoroutes du Sud de la France SA, 5.625%, due 07/04/22		450,000	743,364
AXA SA, 5.250%, due 04/16/40[3]		1,000,000	1,378,230
Banque PSA Finance SA, 3.875%, due 01/18/13		730,000	964,289
Casino Guichard Perrachon SA, 6.375%, due 04/04/13		750,000	1,003,836
Credit Agricole SA, 3.000%, due 10/01/17[1]		$700,000	716,842
Danone SA, 3.000%, due 06/15/22[1]		260,000	267,156
EDF SA, 6.950%, due 01/26/39[1]		350,000	468,003
Societe Generale SA, 2.200%, due 09/14/13[1]		880,000	885,006
Total Capital International SA, 1.550%, due 06/28/17		650,000	660,021
Veolia Environnement SA, 6.750%, due 04/24/19	EUR	250,000	418,876

9

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
France—(Concluded)
Vivendi SA, 3.450%, due 01/12/18[1]		$650,000	$671,233
Total France corporate bonds			8,176,856
Germany: 0.58%
Muenchener Rueckversicherungs AG, 6.000%, due 05/26/41[3]	EUR	900,000	1,420,271
RWE AG, 4.625%, due 09/28/15[3,4]		150,000	201,564
Total Germany corporate bonds			1,621,835
Ireland: 0.89%
CRH Finance Ltd., 7.375%, due 05/28/14		300,000	431,291
GE Capital European Funding, 6.025%, due 03/01/38		500,000	874,219
GE Capital UK Funding, 6.000%, due 04/11/13	GBP	723,000	1,190,417
Total Ireland corporate bonds			2,495,927
Italy: 0.24%
Telecom Italia SpA, 6.125%, due 12/14/18		450,000	678,743
Japan: 0.34%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.350%, due 02/23/17[1]		$700,000	728,192
Nippon Telegraph & Telephone Corp., 1.400%, due 07/18/17		210,000	212,540
Total Japan corporate bonds			940,732
Jersey, Channel Islands: 0.51%
ASIF III Jersey Ltd., 4.750%, due 09/11/13	EUR	725,000	981,257
Gatwick Funding Ltd., 5.250%, due 01/23/24	GBP	250,000	457,648
Total Jersey, Channel Islands corporate bonds			1,438,905
Luxembourg: 0.77%
ArcelorMittal, 9.500%, due 02/15/15		$800,000	890,267
Enel Finance International SA, 6.000%, due 10/07/39[1]		450,000	435,756
GAZ Capital SA for Gazprom, 6.580%, due 10/31/13	GBP	500,000	837,412
Total Luxembourg corporate bonds			2,163,435
	Face amount		Value
Mexico: 0.53%
America Movil SAB de CV, 3.625%, due 03/30/15		$880,000	$933,069
5.000%, due 03/30/20		485,000	564,284
Total Mexico corporate bonds			1,497,353
Netherlands: 4.17%
ABN Amro Bank NV, 4.875%, due 01/16/19	GBP	580,000	1,058,954
Alliander NV, 5.500%, due 04/20/16	EUR	240,000	366,185
Allianz Finance II BV, 4.375%, due 02/17/17[3,4]		525,000	692,917
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, due 02/08/22		$1,880,000	2,023,113
3.950%, due 11/09/22		520,000	532,498
Deutsche Telekom International Finance BV, 6.500%, due 04/08/22	GBP	350,000	711,983
E.ON International Finance BV, 5.125%, due 05/07/13	EUR	237,000	317,724
6.000%, due 10/30/19	GBP	250,000	496,225
Heineken NV, 2.750%, due 04/01/23[1]		$295,000	289,656
3.400%, due 04/01/22[1]		280,000	292,059
ING Bank NV, 3.750%, due 03/07/17[1]		930,000	988,376
6.125%, due 05/29/23[3]	EUR	270,000	388,434
Petrobras Global Finance BV, 3.250%, due 04/01/19		250,000	341,537
Repsol International Finance BV, 4.250%, due 02/12/16		500,000	703,005
4.750%, due 02/16/17		350,000	503,968
RWE Finance BV, 4.750%, due 01/31/34	GBP	200,000	345,244
Scotland International Finance BV, 4.250%, due 05/23/13[1]		$580,000	584,292
TenneT Holding BV, 6.655%, due 06/01/17[3,4]	EUR	300,000	426,674
Volkswagen International Finance NV, 2.125%, due 01/19/15		500,000	677,414
Total Netherlands corporate bonds			11,740,258
Norway: 0.33%
DNB Bank ASA, 3.200%, due 04/03/17[1]		$450,000	479,277
Statoil ASA, 3.125%, due 08/17/17		400,000	435,346
Total Norway corporate bonds			914,623
10

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Portugal: 0.21%
EDP Finance BV, 3.250%, due 03/16/15	EUR	450,000	$594,096
Qatar: 0.36%
Qtel International Finance Ltd., 6.500%, due 06/10/14[1]		$935,000	1,002,320
South Korea: 0.27%
GS Caltex Corp., 5.500%, due 10/15/15[5]		700,000	770,980
Spain: 2.27%
Banco Bilbao Vizcaya Argentaria SA, 4.250%, due 01/29/13	EUR	1,500,000	1,984,180
Banco Santander SA, 4.375%, due 03/16/15		600,000	820,497
BBVA US Senior SAU, 4.664%, due 10/09/15		$460,000	471,646
Gas Natural Capital Markets SA, 5.250%, due 07/09/14	EUR	250,000	347,957
Santander International Debt SAU, 3.381%, due 12/01/15		700,000	930,168
Santander US Debt SAU, 2.991%, due 10/07/13[1]		$200,000	200,338
2.991%, due 10/07/13[5]		200,000	200,338
Telefonica Emisiones SAU, 4.797%, due 02/21/18	EUR	1,000,000	1,440,724
Total Spain corporate bonds			6,395,848
Sweden: 1.39%
Nordea Bank AB, 3.125%, due 03/20/17[1]		$760,000	809,286
6.250%, due 09/10/18[3]	EUR	300,000	407,794
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]		$800,000	940,096
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		890,000	932,186
Telefonaktiebolaget LM Ericsson, 4.125%, due 05/15/22		520,000	540,433
Vattenfall AB, 4.125%, due 03/18/13	EUR	220,000	292,601
Total Sweden corporate bonds			3,922,396
Switzerland: 0.21%
Credit Suisse AG, 1.625%, due 03/06/15[1]		$570,000	580,605
	Face amount		Value
United Kingdom: 11.15%
Abbey National Treasury Services PLC, 3.875%, due 11/10/14[1]		$650,000	$674,445
Anglo American Capital PLC, 2.625%, due 09/27/17[1]		450,000	459,237
Aviva PLC, 5.250%, due 10/02/23[3]	EUR	1,400,000	1,855,322
B.A.T. International Finance PLC, 3.250%, due 06/07/22[1]		$1,055,000	1,099,669
BAA Funding Ltd., 4.375%, due 01/25/17	EUR	300,000	441,236
6.750%, due 12/03/26	GBP	450,000	960,157
Barclays Bank PLC, 2.250%, due 05/10/17[1]		$660,000	680,890
5.750%, due 08/17/21	GBP	450,000	885,247
BG Energy Capital PLC, 5.125%, due 12/07/17		150,000	280,067
BP Capital Markets PLC, 3.245%, due 05/06/22		$155,000	163,294
3.561%, due 11/01/21		280,000	302,565
3.875%, due 03/10/15		450,000	479,407
Brambles Finance PLC, 4.625%, due 04/20/18	EUR	200,000	304,222
British Telecommunications PLC, 8.500%, due 12/07/16	GBP	475,000	958,176
Everything Everywhere Finance PLC, 4.375%, due 03/28/19		180,000	302,989
FCE Bank PLC, 7.125%, due 01/15/13	EUR	1,150,000	1,521,089
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		$480,000	486,979
HSBC Capital Funding LP, 5.369%, due 03/24/14[3,4]	EUR	200,000	263,462
HSBC Holdings PLC, 5.100%, due 04/05/21		$350,000	413,308
6.250%, due 03/19/18	EUR	600,000	949,471
6.500%, due 09/15/37		$1,650,000	2,059,512
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18	EUR	800,000	1,206,348
9.000%, due 02/17/22	GBP	250,000	575,896
Lloyds Banking Group PLC, 5.875%, due 07/08/14	EUR	200,000	279,565
Lloyds TSB Bank PLC, 6.500%, due 03/24/20		550,000	829,206
National Express Group PLC, 6.250%, due 01/13/17	GBP	150,000	270,983
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27		330,000	549,390

11

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Royal Bank of Scotland PLC, 3.400%, due 08/23/13		$950,000	$964,097
4.875%, due 03/16/15		550,000	590,744
5.375%, due 09/30/19	EUR	350,000	551,210
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[3,4]	GBP	222,000	375,954
SSE PLC, 6.125%, due 07/29/13	EUR	755,000	1,028,043
Standard Chartered PLC, 3.850%, due 04/27/15[1]		$500,000	527,305
3.850%, due 04/27/15[5]		320,000	337,475
4.125%, due 01/18/19	EUR	480,000	724,677
Tesco PLC, 6.125%, due 02/24/22	GBP	480,000	944,280
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[5]		248,597	443,287
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		450,000	821,135
Virgin Media Secured Finance PLC, 7.000%, due 01/15/18		560,000	984,940
Vodafone Group PLC, 5.750%, due 03/15/16		$400,000	457,422
6.150%, due 02/27/37		230,000	304,215
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16	GBP	725,000	1,307,575
Western Power Distribution East Midlands PLC, 5.250%, due 01/17/23		350,000	660,448
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32		200,000	384,062
WPP PLC, 6.625%, due 05/12/16	EUR	475,000	732,935
Total United Kingdom corporate bonds			31,391,936
United States: 28.45%
ABB Finance USA, Inc., 2.875%, due 05/08/22		$615,000	629,662
Abbott Laboratories, 6.000%, due 04/01/39		130,000	176,591
AbbVie, Inc., 2.900%, due 11/06/22[1]		720,000	733,234
4.400%, due 11/06/42[1]		360,000	382,728
Alcoa, Inc., 6.150%, due 08/15/20		645,000	704,433
Alltel Corp., 7.875%, due 07/01/32		375,000	587,989
	Face amount		Value
Altria Group, Inc., 4.250%, due 08/09/42		$1,245,000	$1,207,396
4.750%, due 05/05/21		810,000	917,952
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	250,000	348,062
Anadarko Petroleum Corp., 6.375%, due 09/15/17		$925,000	1,104,908
Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 07/15/22		920,000	925,759
3.750%, due 07/15/42		470,000	472,173
Apache Corp., 4.250%, due 01/15/44		170,000	173,685
4.750%, due 04/15/43		590,000	642,278
AT&T, Inc., 5.550%, due 08/15/41		1,265,000	1,518,157
Bank of America Corp., 1.500%, due 10/09/15		1,985,000	1,995,149
5.650%, due 05/01/18		1,050,000	1,221,615
5.875%, due 02/07/42		385,000	480,322
BB&T Corp., 1.600%, due 08/15/17		310,000	313,722
Boston Scientific Corp., 6.000%, due 01/15/20		725,000	845,678
Burlington Northern Santa Fe LLC, 3.450%, due 09/15/21		875,000	941,694
Cameron International Corp., 6.375%, due 07/15/18		400,000	483,862
Capital One Financial Corp., 1.000%, due 11/06/15		330,000	328,885
Cargill, Inc., 3.250%, due 11/15/21[1]		200,000	207,083
Chevron Corp., 2.355%, due 12/05/22		200,000	200,328
Citigroup, Inc., 0.851%, due 05/31/17[3]	EUR	550,000	671,587
5.500%, due 02/15/17		$480,000	532,096
6.000%, due 08/15/17		1,560,000	1,837,908
Comcast Corp., 5.700%, due 07/01/19		1,985,000	2,418,605
ConocoPhillips, 4.600%, due 01/15/15		690,000	745,680
Daimler Finance North America LLC, 2.250%, due 07/31/19[1]		700,000	705,297
Dell, Inc., 5.400%, due 09/10/40[2]		475,000	483,624
DirecTV Holdings LLC, 2.400%, due 03/15/17		1,240,000	1,270,153
5.000%, due 03/01/21		785,000	880,597
Dow Chemical Co., 5.900%, due 02/15/15		450,000	496,453

12

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Duke Energy Corp., 3.050%, due 08/15/22		$635,000	$646,356
Eaton Corp., 2.750%, due 11/02/22[1]		300,000	299,074
Energy Transfer Partners LP, 6.050%, due 06/01/41		300,000	341,321
9.700%, due 03/15/19		354,000	476,845
Enterprise Products Operating LLC, 3.200%, due 02/01/16		920,000	972,106
4.850%, due 08/15/42		450,000	483,008
ERAC USA Finance LLC, 5.625%, due 03/15/42[1]		435,000	481,930
ERP Operating LP, REIT, 5.750%, due 06/15/17		420,000	495,454
FedEx Corp., 3.875%, due 08/01/42		110,000	107,550
FirstEnergy Solutions Corp., 6.050%, due 08/15/21		255,000	291,852
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		1,075,000	1,104,482
General Electric Capital Corp., 1.000%, due 12/11/15		910,000	913,662
6.000%, due 08/07/19		1,110,000	1,350,385
Series A, 6.750%, due 03/15/32		1,410,000	1,831,215
General Electric Co., 4.125%, due 10/09/42		235,000	241,732
Georgia Power Co., 0.750%, due 08/10/15		375,000	376,053
5.400%, due 06/01/40		385,000	461,624
GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38		210,000	290,104
Goldman Sachs Group, Inc., 3.300%, due 05/03/15		565,000	588,875
4.375%, due 03/16/17	EUR	1,500,000	2,166,489
5.125%, due 04/24/13		60,000	80,267
5.750%, due 01/24/22		$650,000	768,438
Hartford Financial Services Group, Inc., 4.000%, due 10/15/17		470,000	513,429
Hasbro, Inc., 6.350%, due 03/15/40		500,000	617,505
Hewlett-Packard Co., 2.625%, due 12/09/14		710,000	718,355
Humana, Inc., 4.625%, due 12/01/42		55,000	55,539
Indiana Michigan Power Co., 7.000%, due 03/15/19		350,000	442,311
Jersey Central Power & Light Co., 6.150%, due 06/01/37		215,000	270,046
	Face amount		Value
JPMorgan Chase & Co., 2.000%, due 08/15/17		$415,000	$423,921
3.250%, due 09/23/22		2,755,000	2,837,046
Kellogg Co., 1.875%, due 11/17/16		375,000	385,180
Kinder Morgan Energy Partners LP, 6.950%, due 01/15/38		595,000	782,940
Kraft Foods Group, Inc., 5.000%, due 06/04/42[1]		500,000	562,250
Kraft Foods, Inc., 5.375%, due 02/10/20		459,000	554,133
Lorillard Tobacco Co., 2.300%, due 08/21/17		160,000	161,786
MassMutual Global Funding II, 2.000%, due 04/05/17[1]		450,000	463,639
Merck & Co., Inc., 6.550%, due 09/15/37		370,000	530,248
MetLife, Inc., 5.250%, due 06/29/20	GBP	620,000	1,170,336
Morgan Stanley, 4.750%, due 03/22/17		$1,250,000	1,363,701
6.375%, due 07/24/42		295,000	345,830
Motorola Solutions, Inc., 6.000%, due 11/15/17		550,000	645,774
NetApp, Inc., 2.000%, due 12/15/17		690,000	687,541
News America, Inc., 6.200%, due 12/15/34		280,000	339,121
Novartis Capital Corp., 3.700%, due 09/21/42		95,000	94,588
NuStar Logistics LP, 4.800%, due 09/01/20		505,000	487,817
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		146,000	185,632
ONEOK Partners LP, 8.625%, due 03/01/19		200,000	265,548
Pacific Gas & Electric Co., 6.050%, due 03/01/34		240,000	309,217
PacifiCorp, 6.000%, due 01/15/39		580,000	769,527
Pemex Project Funding Master Trust, 5.500%, due 02/24/25[5]	EUR	700,000	1,061,165
PepsiCo, Inc., 1.250%, due 08/13/17		$930,000	933,494
2.500%, due 11/01/22	GBP	240,000	388,125
Philip Morris International, Inc., 4.500%, due 03/20/42		$695,000	755,279
Phillips 66, 4.300%, due 04/01/22[1]		795,000	888,348
Principal Financial Group, Inc., 3.300%, due 09/15/22		210,000	213,030

13

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Prudential Financial, Inc., 4.500%, due 11/15/20	$1,115,000	$1,244,964
Qwest Corp., 6.750%, due 12/01/21	250,000	292,992
Republic Services, Inc., 5.250%, due 11/15/21	1,055,000	1,243,423
Reynolds American, Inc., 3.250%, due 11/01/22	130,000	130,584
6.750%, due 06/15/17	720,000	869,485
SABMiller Holdings, Inc., 2.450%, due 01/15/17[1]	950,000	990,275
Sempra Energy, 6.000%, due 10/15/39	500,000	632,138
SLM Corp., 6.250%, due 01/25/16	880,000	957,000
Southwestern Electric Power Co., 6.200%, due 03/15/40	510,000	638,270
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[1]	380,000	376,555
Time Warner Cable, Inc., 4.000%, due 09/01/21	1,340,000	1,470,871
6.750%, due 06/15/39	285,000	361,487
US Bancorp, 2.950%, due 07/15/22	700,000	707,158
Valero Energy Corp., 6.625%, due 06/15/37	895,000	1,102,678
Verizon Communications, Inc., 4.750%, due 11/01/41	530,000	601,168
6.350%, due 04/01/19	440,000	556,065
Virginia Electric and Power Co., 6.000%, due 05/15/37	270,000	354,868
Wachovia Corp., 5.750%, due 02/01/18	1,955,000	2,342,172
Walgreen Co., 3.100%, due 09/15/22	350,000	353,035
Waste Management, Inc., 6.125%, due 11/30/39	185,000	234,209
7.375%, due 03/11/19	430,000	546,768
WEA Finance LLC, 5.750%, due 09/02/15[1]	400,000	446,583
Western Union Co., 2.875%, due 12/10/17	440,000	435,973
Xcel Energy, Inc., 4.700%, due 05/15/20[2]	240,000	280,664
4.800%, due 09/15/41	335,000	375,917
Total United States corporate bonds		80,121,870
Total corporate bonds (cost $168,926,787)		178,455,459
	Face amount		Value
Collateralized debt obligation: 0.00%[6]
Cayman Islands: 0.00%[6]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[1,7,8,9] (cost $8,114,822)		$8,000,000	$8,000
Mortgage & agency debt securities: 0.01%
United States: 0.01%
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 4.050%, due 05/25/36*,3		47,716	38
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.981%, due 04/25/35[3]		1,181,743	29,486
Total mortgage & agency debt securities (cost $157,342)			29,524
US government obligation: 2.98%
US Treasury Bill, 0.005%, due 02/07/13[10] (cost $8,399,957)		8,400,000	8,399,957
Non-US government obligation: 0.30%
Germany: 0.30%
Kreditanstalt fuer Wiederaufbau, 2.050%, due 02/16/26 (cost $944,988)	JPY	67,000,000	851,843
Total bonds (cost $186,543,896)			187,744,783
	Shares
Short-term investment: 20.64%
Investment company: 20.64%
UBS Cash Management Prime Relationship Fund[11] (cost $58,141,098)		58,141,098	58,141,098
	Number of contracts
Options purchased*: 1.22%
Call options: 1.22%
EURO STOXX 50 Index, strike @ EUR 2,700, expires March 2013		2,416	1,575,365

14

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Number of contracts	Value
Options purchased*—(Concluded)
Call options—(Concluded)
FTSE 100 Index, strike @ GBP 6,000, expires March 2013	874	$1,299,089
S&P 500 Index, strike @ USD 1,500, expires March 2013	601	561,935
Total options purchased (cost $4,419,075)		3,436,389
	Shares	Value
Investment of cash collateral from securities loaned: 0.49%
UBS Private Money Market Fund LLC[11] (cost $1,367,100)	1,367,100	$1,367,100
Total investments: 89.01% (cost $250,471,169)		250,689,370
Cash and other assets, less liabilities: 10.99%		30,947,334
Net assets: 100.00%		$281,636,704

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,803,656
Gross unrealized depreciation	(9,585,455)
Net unrealized appreciation of investments	$218,201

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 19.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	NZD	26,745,000	USD	21,843,310	03/11/13	$(163,929)
BB	USD	5,012,045	JPY	418,200,000	03/11/13	(182,303)
BB	USD	16,617,072	MXN	216,670,000	03/11/13	41,729
BB	USD	5,366,420	TRY	9,710,000	03/11/13	28,390
GSI	CAD	9,935,000	USD	9,981,464	03/11/13	7,628
JPMCB	CHF	5,095,000	USD	5,512,578	03/11/13	(64,880)
JPMCB	CZK	108,850,000	USD	5,638,000	03/11/13	(92,078)
JPMCB	EUR	3,465,000	USD	4,573,604	03/11/13	(2,729)
JPMCB	JPY	162,700,000	USD	1,980,041	03/11/13	101,039
JPMCB	SEK	17,950,000	USD	2,699,713	03/11/13	(56,241)
JPMCB	TRY	9,710,000	USD	5,373,532	03/11/13	(21,278)
JPMCB	USD	5,649,023	ILS	21,590,000	03/11/13	118,454
JPMCB	USD	11,128,654	INR	616,750,000	03/11/13	(14,634)
JPMCB	USD	6,009,916	KRW	6,546,000,000	03/11/13	80,116
JPMCB	USD	5,480,590	MYR	16,758,000	03/11/13	(26,144)
JPMCB	USD	5,470,264	PHP	223,050,000	03/11/13	(37,160)
JPMCB	USD	5,865,596	PLN	18,635,000	03/11/13	114,354
MSCI	EUR	19,835,000	USD	25,915,618	03/11/13	(281,082)
MSCI	ILS	21,590,000	USD	5,634,272	03/11/13	(133,205)
MSCI	MXN	72,040,254	USD	5,610,000	03/11/13	71,143
RBS	AUD	23,960,000	USD	24,802,625	03/11/13	44,046
RBS	JPY	532,462,167	USD	6,210,000	03/11/13	60,658
SSB	GBP	18,410,000	USD	29,617,824	03/11/13	(282,146)
Net unrealized depreciation on forward foreign currency contracts						$(690,252)

15

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 24 contracts (USD)	March 2013	$2,990,469	$2,985,938	$(4,531)
US Treasury futures sell contracts:
US Ultra Bond Futures, 9 contracts (USD)	March 2013	(1,456,021)	(1,463,344)	(7,323)
10 Year US Treasury Notes, 562 contracts (USD)	March 2013	(75,016,520)	(74,623,062)	393,458
Index futures buy contracts:
DAX Index, 23 contracts (EUR)	March 2013	5,774,891	5,864,914	90,023
FTSE 100 Index, 59 contracts (GBP)	March 2013	5,641,992	5,698,048	56,056
NIKKEI 225 Index, 90 contracts (JPY)	March 2013	9,911,953	10,846,642	934,689
SPI 200 Index, 59 contracts (AUD)	March 2013	6,983,823	7,166,880	183,057
FTSE China A50 Index, 1,480 contracts (USD)	January 2013	11,712,653	12,513,462	800,809
Mini MSCI Emerging Markets Index, 222 contracts (USD)	March 2013	11,583,359	11,915,850	332,491
Index futures sell contracts:
H-Shares Index, 158 contracts (HKD)	January 2013	(11,588,197)	(11,906,005)	(317,808)
MSCI Taiwan Index, 379 contracts (USD)	January 2013	(10,305,086)	(10,568,207)	(263,121)
S&P 500 Index, 20 contracts (USD)	March 2013	(7,058,430)	(7,100,500)	(42,070)
Interest rate futures buy contracts:
Australian Government 10 Year Bond, 197 contracts (AUD)	March 2013	25,372,440	25,227,845	(144,595)
Euro-Bobl, 40 contracts (EUR)	March 2013	6,700,481	6,748,640	48,159
Euro-Bund, 22 contracts (EUR)	March 2013	4,185,683	4,229,225	43,542
Long Gilt, 108 contracts (GBP)	March 2013	20,802,639	20,863,396	60,757
Interest rate futures sell contracts:
Euro-Bund, 75 contracts (EUR)	March 2013	(14,267,213)	(14,417,814)	(150,601)
Euro-Buxl, 5 contracts (EUR)	March 2013	(875,973)	(903,770)	(27,797)
Long Gilt, 10 contracts (GBP)	March 2013	(1,927,431)	(1,931,796)	(4,365)
Net unrealized appreciation on futures contracts				$1,980,830

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[12]	Payments received by the Fund[12]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
DB	EUR	32,600,000	11/01/21	2.698%	6 month EURIBOR	$—	$(4,855,283)	$(4,855,283)
GSI	EUR	31,200,000	06/21/21	6 month EURIBOR	3.325%	—	7,322,195	7,322,195
							$2,466,912	$2,466,912

16

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

Credit default swaps on corporate issues—buy protection13

Counterparty	Referenced obligation[14]	Notional amount		Termination date	Payments made by the Fund[12]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Next PLC bond, 5.375%, due 10/26/21	EUR	370,000	03/20/18	1.000%	$(4,218)	$1,255	$(2,963)
BB	Solvay SA bond, 4.625%, due 06/27/18	EUR	390,000	06/20/17	1.000	(8,029)	631	(7,398)
BB	Quest Diagnostics, Inc. bond, 6.950%, due 07/01/37	USD	485,000	03/20/17	1.000	3,297	(6,314)	(3,017)
CITI	Imperial Tobacco Group PLC bond, 6.250%, due 12/04/18	EUR	1,020,000	03/20/18	1.000	(2,658)	(1,130)	(3,788)
CSI	Lloyds TSB Bank PLC, 3.375%, due 04/20/15	EUR	800,000	12/20/17	3.000	76,601	(88,219)	(11,618)
CSI	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	490,000	06/20/17	1.000	11,849	(15,169)	(3,320)
DB	Quest Diagnostics, Inc. bond, 6.950%, due 07/01/37	USD	495,000	03/20/17	1.000	3,165	(6,445)	(3,280)
GSI	Solvay SA bond, 4.625%, due 06/27/18	EUR	390,000	06/20/17	1.000	(8,237)	631	(7,606)
GSI	ConAgra Foods, Inc. bond, 7.000%, due 10/01/28	USD	485,000	03/20/17	1.000	8,287	(5,745)	2,542
GSI	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	490,000	06/20/17	1.000	9,964	(14,654)	(4,690)
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	780,000	03/20/18	1.000	17,244	(23,551)	(6,307)
JPMCB	Banco Santander SA bond, 3.000%, due 08/09/13	EUR	800,000	12/20/16	3.000	(30,434)	(23,569)	(54,003)
						$76,831	$(182,279)	$(105,448)

Credit default swaps on credit indices—sell protection15

Counterparty	Referenced Index[14]	Notional amount		Termination date	Payments received by the Fund[12]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[16]
GSI	CDX.NA.HY.Series 16 Index	USD	31,008,000	06/20/16	5.000%	$(856,847)	$1,390,901	$534,054	3.645%

17

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

Credit default swaps on corporate issues—sell protection15

Counterparty	Referenced obligation[14]	Notional amount		Termination date	Payments received by the Fund[12]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[16]
BB	Tesco PLC bond, 6.000%, due 12/14/29	EUR	370,000	03/20/18	1.000%	$708	$2,293	$3,001	0.914%
BB	RWE AG bond, 5.750%, due 02/14/33	EUR	950,000	06/20/17	1.000	3,762	13,378	17,140	0.765
BB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	485,000	03/20/17	1.000	(3,298)	11,983	8,685	0.417
CSI	Barclays Bank PLC bond, 1.551%, due 10/27/15	EUR	800,000	12/20/17	1.000	17,018	(14,562)	2,456	1.294
DB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	495,000	03/20/17	1.000	(3,165)	12,230	9,065	0.417
GSI	Procter & Gamble Co. bond, 4.950%, due 08/15/14	USD	485,000	03/20/17	1.000	(9,293)	13,736	4,443	0.332
GSI	Xerox Corp. bond, 6.350%, due 05/15/18	USD	510,000	06/20/17	1.000	24,571	(28,422)	(3,851)	2.329
JPMCB	Linde Finance BV bond, 5.875, due 04/24/23	EUR	780,000	03/20/18	1.000	(19,308)	23,217	3,909	0.567
JPMCB	Xerox Corp. bond, 6.350%, due 05/15/18	USD	510,000	06/20/17	1.000	24,182	(28,422)	(4,240)	2.329
						$35,177	$5,431	$40,608

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$178,455,459	$—	$178,455,459
Collateralized debt obligation	—	—	8,000	8,000
Mortgage & agency debt securities	—	29,524	—	29,524
US government obligation	—	8,399,957	—	8,399,957
Non-US government obligation	—	851,843	—	851,843
Short-term investment	—	58,141,098	—	58,141,098
Options purchased	3,436,389	—	—	3,436,389
Investment of cash collateral from securities loaned	—	1,367,100	—	1,367,100
Forward foreign currency contracts, net	—	(690,252)	—	(690,252)
Futures contracts, net	497,125	1,483,705	—	1,980,830
Swap agreements, net	—	3,680,965	—	3,680,965
Total	$3,933,514	$251,719,399	$8,000	$255,660,913

At December 31, 2012, there were no transfers between Level 1 and Level 2 for the Fund.

18

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligation	Total
Assets
Beginning balance	$0	$0
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	(1,903)	(1,903)
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	9,903	9,903
Net transfers into Level 3	—	—
Net transfers out of Level 3	—	—
Ending balance	$8,000	$8,000

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2012 was $9,903.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $26,333,141 or 9.35% of net assets.

2  Security, or portion thereof, was on loan at December 31, 2012.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2012 and changes periodically.

4  Perpetual bond security. The maturity date reflects the next call date.

5  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2012, the value of these securities amounted to $2,813,297 or 1.00% of net assets.

6  Amount represents less than 0.005%.

7  Security is illiquid. At December 31, 2012, the value of this security amounted to $8,000 or 0.00% of net assets.

8  This security, which represents 0.00% of net assets as of December 31, 2012, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 12/31/12	Value as a percentage of net assets
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	$8,138,056	2.89%	$8,000	0.00%

19

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2012 (unaudited)

Portfolio footnotes—(Concluded)

9  Security is in default.

10  Interest rate shown is the discount rate at date of purchase.

11  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$60,522,059	$63,022,415	$65,403,376	$58,141,098	$61,558
UBS Private Money Market Fund LLC[a]	1,319,990	3,252,625	3,205,515	1,367,100	218
	$61,842,049	$66,275,040	$68,608,891	$59,508,198	$61,776

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

12  Payments made or received are based on the notional amount.

13  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

14  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

15  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

16  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.
20

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS Global Allocation Fund (the "Fund") returned 8.18% (Class A shares returned 2.24% after the deduction of the maximum sales charge), while Class Y shares returned 8.45%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 7.14% during the same time period. For comparison purposes, the Russell 3000 Index returned 6.49%, the MSCI World Free Index (net) returned 9.36%, and the Citigroup World Government Bond Index returned 1.23% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 23; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Performance was primarily due to currency positioning, market allocation strategy and security selection.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. In relation to our currency strategy, derivatives had a direct positive impact on Fund performance. Derivatives were also just one tool, among others, that we used to implement our market allocation strategy. Overall, as mentioned above, our market allocation strategy positively contributed to Fund performance during the reporting period.

Portfolio performance summary1

What worked

•  Currency strategies, overall, were positive for performance.

  – A long Mexican peso was the most beneficial currency strategy for performance given its strong results.

  – Our long position in a basket of Asian currencies (the Malaysian ringgit, South Korean won and Taiwan dollar) was beneficial for performance as they generally appreciated, versus the US dollar.

  – Long positions in the euro and Polish zloty were both rewarded during the reporting period as fears of the European sovereign debt crisis diminished during the reporting period.

•  Positioning in certain fixed income sectors aided the Fund's results.

  – Allocations to investment grade and high yield corporate bonds were beneficial as they generated strong results, given generally solid corporate fundamentals and overall robust demand from investors looking to generate incremental yield in the low interest rate environment.

  – Our long credit position versus government bonds was rewarded as credit spreads2 tightened and they outperformed Treasuries. This was due to the generally risk-on sentiment during the reporting period

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  "Spreads" refers to differences between the yields paid on US Treasury bonds and other types of debt, such as emerging market bonds.

21

UBS Global Allocation Fund

•  Exposures to several portions of the global equity market contributed to performance.

  – A bias to international equities versus US equities during the reporting period was rewarded. In particular, international equities rallied during the fourth quarter of 2012, as concerns related to the European sovereign debt crisis receded. In contrast, US equities weakened given uncertainties related to the "fiscal cliff."

  – In November 2012, we added to the Fund's neutral position in emerging markets equities, bringing it to an overweight. This was positive for performance as emerging markets equities performed well at the end of the review period.

•  Security selection in a number of areas was beneficial for results. In particular, security selection of international equities and US core value equities were positives for performance.

  – Several relative value equity trades were additive for performance. A bias toward Australian equities versus US equities generated positive results, as did a long Japan position versus a short Taiwan position.

•  Overall, the Fund's positioning among risk assets was mixed during the period.

  – We tactically adjusted the Fund's allocation to equities during the reporting period. When the period began, 63% of the portfolio was allocated to equities, versus 65% for the benchmark. The initial underweight, as well as a tactical underweight in the middle of the period, modestly detracted from results as equity markets performed well. As the reporting period progressed, we moved to an overweight in equities as economic data somewhat improved. At the end of the reporting period, the Fund had a 69% allocation to equities and a 31% allocation to global fixed income and cash.

  – We moved to an overweight position in emerging markets equities in November 2012, given signs of some improvement in China's economy. This position was rewarded, as emerging markets equities generated strong results at the end of the review period.

What didn't work

•  A couple of currency positions were negative for the period. The Fund's short positions in the Australian and New Zealand dollars versus the US dollar were drags on performance. We believed that the Australian and New Zealand dollars would weaken given moderating global growth, but this did not prove to be the case during the reporting period.

•  An allocation to cash was a drag on results given better opportunities in risk assets.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

22

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.18%	12.37%	0.05%	6.31%
Class C2	7.85	11.49	(0.72)	5.50
Class Y3	8.45	12.69	0.36	6.61
After deducting maximum sales charge
Class A1	2.24%	6.20%	(1.08)%	5.71%
Class C2	6.85	10.49	(0.72)	5.50
Russell 3000 Index[4]	6.49%	16.42%	2.04%	7.68%
MSCI World Free Index (net)[5]	9.36	15.83	(1.18)	7.51
Citigroup World Government Bond Index[6]	1.23	1.65	5.27	6.04
GSMI Mutual Fund Index[7]	7.14	11.88	2.13	7.74

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.31% and 1.31%; Class C—2.08% and 2.08%; Class Y—1.01% and 1.01%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2013, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets in developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

23

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
Apple, Inc.	0.8%
Novartis AG	0.6
Nestle SA	0.6
BP PLC	0.6
HSBC Holdings PLC	0.6
Toyota Motor Corp.	0.5
Imperial Tobacco Group PLC	0.5
SABMiller PLC	0.5
Visa, Inc., Class A	0.5
Rio Tinto PLC	0.4
Total	5.6%

Country exposure by issuer, top five (unaudited)2

As of December 31, 2012

Percentage of net assets
United States	19.2%
United Kingdom	5.6
Germany	4.5
Japan	3.7
Australia	1.9
Total	34.9%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
Government of Australia, 5.750%, due 05/15/21	1.1%
Bundesrepublik Deutschland, 1.500%, due 04/15/16	1.1
UK Gilts, 3.750%, due 09/07/21	0.7
US Treasury Notes, 0.250%, due 10/31/14	0.7
US Treasury Notes, 0.250%, due 11/30/14	0.6
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.6
US Treasury Bonds, 8.000%, due 11/15/21	0.4
Kingdom of Sweden, 5.000%, due 12/01/20	0.4
US Treasury Notes, 3.125%, due 04/30/17	0.4
Buoni Poliennali Del Tesoro, 3.000%, due 04/15/15	0.3
Total	6.3%

1  Figures represent the direct investments of UBS Global Allocation Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment company and derivatives exposure was included.

2  Figures represent the direct investments of the UBS Global Allocation Fund (excluding derivatives exposure). If a breakdown of the underlying affiliated investment companies was included, the country exposure percentages would be as follows: United States 31.4%, United Kingdom 7.7%, Germany 5.2%, Japan 4.7%, Canada 3.5%.

24

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Common stocks
Aerospace & defense	0.69%
Airlines	0.29
Auto components	0.33
Automobiles	0.67
Beverages	0.92
Biotechnology	0.60
Building products	0.25
Capital markets	0.62
Chemicals	1.12
Commercial banks	2.47
Communications equipment	0.34
Computers & peripherals	1.13
Construction & engineering	0.24
Construction materials	0.40
Diversified financial services	0.67
Diversified telecommunication services	0.44
Electric utilities	0.72
Electrical equipment	0.33
Electronic equipment, instruments & components	0.13
Energy equipment & services	0.80
Food & staples retailing	0.59
Food products	0.92
Gas utilities	0.20
Health care equipment & supplies	0.26
Health care providers & services	0.81
Hotels, restaurants & leisure	0.49
Household durables	0.03
Household products	0.07
Industrial conglomerates	0.66
Insurance	1.65
Internet & catalog retail	0.67
Internet software & services	1.03
IT services	1.04
Leisure equipment & products	0.18
Life sciences tools & services	0.27
Machinery	1.19
Marine	0.05
Media	0.83
Metals & mining	1.33
Multiline retail	0.36
Multi-utilities	0.06
Oil, gas & consumable fuels	2.49
Paper & forest products	0.23
Personal products	0.61
Pharmaceuticals	1.75%
Professional services	0.37
Real estate investment trust (REIT)	0.34
Real estate management & development	0.37
Road & rail	0.44
Semiconductors & semiconductor equipment	0.77
Software	1.44
Specialty retail	0.05
Textiles, apparel & luxury goods	0.93
Tobacco	0.65
Trading companies & distributors	0.52
Transportation infrastructure	0.02
Wireless telecommunication services	1.08
Total common stocks	37.91%
Preferred stock	0.25
Bonds
Mortgage & agency debt securities	0.15
US government obligations	3.49
Non-US government obligations	6.86
Total bonds	10.50%
Investment companies
iShares iBoxx $ High Yield Corporate Bond Fund	1.00
iShares JPMorgan USD Emerging Markets Bond Fund	2.04
iShares MSCI EAFE Index Fund	0.25
UBS Credit Bond Relationship Fund	8.05
UBS Emerging Markets Equity Relationship Fund	7.40
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	2.53
UBS Global Corporate Bond Relationship Fund	6.05
UBS High Yield Relationship Fund	4.92
UBS Small-Cap Equity Relationship Fund	2.40
Vanguard MSCI EAFE ETF	2.47
Total investment companies	37.11%
Warrant	0.03
Short-term investment	12.42
Investment of cash collateral from securities loaned	0.87
Total investments	99.09%
Cash and other assets, less liabilities	0.91
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Allocation Fund (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment companies and derivatives exposure was included.

25

UBS Global Allocation Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks: 37.91%
Argentina: 0.08%
MercadoLibre, Inc.[1]	7,800	$612,846
Australia: 0.81%
Australia & New Zealand Banking Group Ltd.	93,607	2,450,716
Orica Ltd.	78,381	2,061,150
Westfield Group	166,376	1,835,856
Total Australia common stocks		6,347,722
Brazil: 0.32%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR[1]	4,900	217,511
Cia de Bebidas das Americas ADR	2,800	117,572
Cosan Ltd., Class A	13,400	231,954
Gafisa SA*	90,800	211,886
Gerdau SA ADR	11,500	103,385
Itau Unibanco Holding SA ADR	22,100	363,766
JHSF Participacoes SA	28,900	121,459
Lojas Renner SA	6,100	238,670
Minerva SA	20,800	114,449
Petroleo Brasileiro SA ADR	9,500	184,965
Vale SA ADR	28,500	597,360
Total Brazil common stocks		2,502,977
Canada: 1.56%
Canadian Oil Sands Ltd.	73,300	1,486,339
Lululemon Athletica, Inc.*[1]	16,800	1,280,664
Petrobank Energy & Resources Ltd.*	101,000	1,259,073
Petrominerales Ltd.[1]	73,158	632,511
Royal Bank of Canada	54,800	3,298,908
Suncor Energy, Inc.	79,900	2,627,455
Teck Resources Ltd., Class B	45,100	1,639,052
Total Canada common stocks		12,224,002
China: 1.74%
AIA Group Ltd.	729,917	2,909,040
Air China Ltd., H Shares	76,000	64,838
Angang Steel Co., Ltd., H Shares*	304,000	230,857
Anhui Conch Cement Co., Ltd., H Shares	200,000	744,118
Baidu, Inc. ADR*	2,500	250,725
Brilliance China Automotive Holdings Ltd.*	470,000	588,183
China Liansu Group Holdings Ltd.	301,000	209,922
China Overseas Land & Investment Ltd.	94,000	284,742
China Shenhua Energy Co., Ltd., H Shares	11,500	51,305
China Shipping Container Lines Co., Ltd., H Shares*	1,307,000	386,222
	Shares	Value
China ZhengTong Auto Services Holdings Ltd.*	249,000	$177,414
CNOOC Ltd.	39,000	85,634
Dongfang Electric Corp. Ltd., H Shares	104,200	214,211
Evergrande Real Estate Group Ltd.[1]	738,000	418,689
Harbin Electric Co., Ltd., H Shares	154,000	134,694
Industrial & Commercial Bank of China, H Shares	305,000	219,956
Jardine Matheson Holdings Ltd.	41,200	2,562,260
Kingboard Chemical Holdings Ltd.	113,500	408,664
Lee & Man Paper Manufacturing Ltd.	627,000	398,844
Lonking Holdings Ltd.[1]	555,000	150,326
Maanshan Iron & Steel, H Shares*	478,000	149,204
New World Development Co., Ltd.	609,000	955,760
Nine Dragons Paper Holdings Ltd.[1]	845,000	782,771
Shanghai Electric Group Co., Ltd., H Shares	420,000	182,595
Shimao Property Holdings Ltd.	198,500	381,693
Tencent Holdings Ltd.	8,700	283,141
Weichai Power Co., Ltd., H Shares	61,000	277,001
Zoomlion Heavy Industry Science & Technology Development Co., Ltd., H Shares	85,400	128,920
Total China common stocks		13,631,729
Cyprus: 0.02%
Globaltrans Investment PLC GDR[2]	7,038	117,623
Denmark: 0.23%
FLSmidth & Co. A/S	31,034	1,812,952
Finland: 0.38%
Sampo Oyj, Class A	91,798	2,968,415
France: 0.66%
Carrefour SA	121,119	3,136,430
Schneider Electric SA	27,801	2,073,495
Total France common stocks		5,209,925
Germany: 2.25%
Bayer AG	27,209	2,583,834
Beiersdorf AG	23,713	1,937,584
Deutsche Bank AG	62,287	2,713,689
E.ON SE	94,494	1,759,721
Fresenius Medical Care AG & Co. KGaA	16,691	1,153,217
HeidelbergCement AG	33,062	2,002,986
Infineon Technologies AG	212,457	1,724,040
MAN SE	10,978	1,173,865

26

UBS Global Allocation Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Continued)
Germany—(Concluded)
SAP AG	32,934	$2,638,227
Total Germany common stocks		17,687,163
India: 0.13%
HDFC Bank Ltd. ADR	8,700	354,264
ICICI Bank Ltd. ADR	5,400	235,494
Mahindra & Mahindra Ltd. GDR	10,335	174,941
Tata Motors Ltd. ADR	8,200	235,504
Total India common stocks		1,000,203
Indonesia: 0.15%
Alam Sutera Realty Tbk PT	2,582,500	161,457
Astra International Tbk PT	47,500	37,581
Bank Rakyat Indonesia Persero Tbk PT	460,000	335,005
Harum Energy Tbk PT	326,500	204,265
Media Nusantara Citra Tbk PT	621,500	161,777
United Tractors Tbk PT	70,500	144,905
Wijaya Karya Persero Tbk PT	673,500	103,607
Total Indonesia common stocks		1,148,597
Ireland: 0.18%
Ryanair Holdings PLC ADR	42,100	1,443,188
Israel: 0.29%
Teva Pharmaceutical Industries Ltd. ADR	60,616	2,263,401
Italy: 0.31%
Fiat Industrial SpA	224,323	2,459,584
Japan: 3.72%
Asahi Glass Co., Ltd.[1]	242,000	1,758,215
Bridgestone Corp.	89,900	2,330,307
ITOCHU Corp.	255,200	2,693,859
KDDI Corp.	30,000	2,119,050
Mitsubishi Corp.	73,000	1,403,185
Mitsubishi UFJ Financial Group, Inc.	503,500	2,709,404
ORIX Corp.	22,000	2,482,455
Sankyo Co., Ltd.	35,000	1,384,952
Shin-Etsu Chemical Co., Ltd.	40,200	2,455,395
THK Co., Ltd.	104,500	1,877,830
Tokio Marine Holdings, Inc.	88,900	2,478,709
Tokyo Gas Co., Ltd.	339,000	1,549,893
Toyota Motor Corp.	85,300	3,981,511
Total Japan common stocks		29,224,765
Luxembourg: 0.17%
ArcelorMittal	77,112	1,334,889
	Shares	Value
Macau: 0.10%
Melco Crown Entertainment Ltd. ADR*	41,400	$697,176
Wynn Macau Ltd.*	39,600	109,135
Total Macau common stocks		806,311
Malaysia: 0.09%
Axiata Group Bhd	215,000	464,578
Sapurakencana Petroleum Bhd*	268,700	277,997
Total Malaysia common stocks		742,575
Mexico: 0.17%
Alsea SAB de CV*	152,000	303,147
Cemex SAB de CV ADR*	51,300	506,331
Grupo Financiero Banorte SAB de CV, Class O	58,000	374,438
Grupo Televisa SAB ADR	5,300	140,874
Total Mexico common stocks		1,324,790
Netherlands: 0.85%
Heineken NV	37,479	2,499,957
Koninklijke DSM NV	34,097	2,053,809
NXP Semiconductor NV*	17,900	472,023
Wolters Kluwer NV	81,431	1,683,825
Total Netherlands common stocks		6,709,614
Norway: 0.61%
Statoil ASA	59,549	1,494,327
Telenor ASA	163,176	3,315,199
Total Norway common stocks		4,809,526
Philippines: 0.21%
Alliance Global Group, Inc.	1,326,000	541,911
Bloomberry Resorts Corp.*	649,500	208,840
Megaworld Corp.	2,257,000	152,495
Metropolitan Bank & Trust	184,562	459,993
SM Investments Corp.	12,075	259,542
Total Philippines common stocks		1,622,781
Poland: 0.03%
Powszechna Kasa Oszczednosci Bank Polski SA	19,030	229,552
Russia: 0.08%
Lukoil OAO ADR	3,714	250,695
Uralkali OJSC GDR[2]	3,254	125,369
Yandex NV, Class A*	11,800	254,526
Total Russia common stocks		630,590
Singapore: 0.06%
Avago Technologies Ltd.	14,800	468,568

27

UBS Global Allocation Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Continued)
South Africa: 0.11%
Life Healthcare Group Holdings Ltd.	73,718	$296,147
Mr. Price Group Ltd.	10,401	173,752
Shoprite Holdings Ltd.	15,419	374,750
Total South Africa common stocks		844,649
South Korea: 0.32%
Able C&C Co., Ltd.	3,915	290,120
Amorepacific Corp.*	361	410,412
Hyundai Heavy Industries Co., Ltd.*	1,007	229,770
Hyundai Motor Co.	1,134	233,406
LG Chem Ltd.	832	258,667
NHN Corp.	997	212,588
Samsung Electronics Co., Ltd.	482	689,850
SK Hynix, Inc.*	7,390	179,289
Total South Korea common stocks		2,504,102
Spain: 0.15%
Acciona SA	15,929	1,207,928
Sweden: 0.17%
Lundin Petroleum AB*	58,543	1,350,822
Switzerland: 1.49%
Nestle SA	73,005	4,758,036
Novartis AG	75,743	4,795,404
SGS SA	950	2,110,373
Total Switzerland common stocks		11,663,813
Taiwan: 0.18%
Largan Precision Co., Ltd.	23,000	623,662
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	28,400	487,344
Uni-President Enterprises Corp.	155,778	286,551
Total Taiwan common stocks		1,397,557
Thailand: 0.18%
Airports of Thailand PCL	43,700	139,597
Home Product Center PCL	248,440	102,468
Jasmine International PCL	887,300	157,476
Land and Houses PCL NVDR	621,300	198,733
LPN Development PCL	324,900	195,429
Minor International PCL	248,500	159,927
Sri Trang Agro-Industry PCL	349,300	202,531
Tisco Financial Group PCL	158,700	274,962
Total Thailand common stocks		1,431,123
Turkey: 0.06%
Turk Hava Yollari*	136,050	478,734
	Shares	Value
United Kingdom: 4.49%
Admiral Group PLC[1]	82,893	$1,587,309
Barclays PLC	496,991	2,146,198
BP PLC	657,458	4,555,371
HSBC Holdings PLC	415,258	4,392,113
Imperial Tobacco Group PLC	97,559	3,767,226
Prudential PLC	155,597	2,171,089
Rio Tinto PLC	59,703	3,479,040
SABMiller PLC	76,230	3,588,000
Sage Group PLC	448,269	2,147,486
SSE PLC	81,109	1,874,517
Vodafone Group PLC	1,218,318	3,063,907
Xstrata PLC	141,552	2,517,654
Total United Kingdom common stocks		35,289,910
United States: 15.56%
Acorda Therapeutics, Inc.*	19,500	484,770
Adobe Systems, Inc.*	31,300	1,179,384
Aegerion Pharmaceuticals, Inc.*	8,100	205,659
Agilent Technologies, Inc.	40,900	1,674,446
Allergan, Inc.	33,100	3,036,263
Alnylam Pharmaceuticals, Inc.*	12,500	228,125
Amazon.com, Inc.*	13,400	3,365,276
American Capital Agency Corp.	19,800	573,012
Apple, Inc.	12,500	6,662,875
Archer-Daniels-Midland Co.	21,400	586,146
Atmel Corp.*	75,300	493,215
Baker Hughes, Inc.	21,100	861,724
Baxter International, Inc.	11,300	753,258
Biogen Idec, Inc.*	6,200	909,354
Bio-Rad Laboratories, Inc., Class A*	2,900	304,645
Boeing Co.	16,100	1,213,296
Broadcom Corp., Class A*	14,000	464,940
Bruker Corp.*	11,000	167,970
Cabot Oil & Gas Corp.	28,200	1,402,668
Cardinal Health, Inc.	43,500	1,791,330
Citigroup, Inc.	39,820	1,575,279
Coach, Inc.	14,700	815,997
Colgate-Palmolive Co.	5,600	585,424
Comcast Corp., Class A	32,100	1,199,898
Concho Resources, Inc.*	15,700	1,264,792
Crown Castle International Corp.*	14,400	1,039,104
Cubist Pharmaceuticals, Inc.*	8,900	374,334
Cummins, Inc.	10,900	1,181,015
CVS Caremark Corp.	18,400	889,640
Danaher Corp.	31,800	1,777,620
Digital Realty Trust, Inc.	3,300	224,037
DIRECTV*	28,400	1,424,544
Dollar General Corp.*	43,800	1,931,142
Dow Chemical Co.	21,400	691,648
eBay, Inc.*	28,900	1,474,478
Edison International	9,900	447,381

28

UBS Global Allocation Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
EOG Resources, Inc.	4,600	$555,634
EQT Corp.	12,900	760,842
Estee Lauder Cos., Inc., Class A	35,900	2,148,974
Facebook, Inc., Class A*	66,300	1,765,569
Fidelity National Information Services, Inc.	18,600	647,466
FMC Technologies, Inc.*	33,500	1,434,805
Freescale Semiconductor Ltd.*[1]	16,600	182,766
General Dynamics Corp.	22,700	1,572,429
Gilead Sciences, Inc.*	29,000	2,130,050
Google, Inc., Class A*	3,800	2,695,606
Halliburton Co.	33,000	1,144,770
Hertz Global Holdings, Inc.*	54,300	883,461
Hess Corp.	13,700	725,552
Hospira, Inc.*	10,100	315,524
IHS, Inc., Class A*	7,900	758,400
Illinois Tool Works, Inc.	28,500	1,733,085
Informatica Corp.*	27,800	842,896
International Paper Co.	15,000	597,600
Interpublic Group of Cos., Inc.	40,900	450,718
Intuitive Surgical, Inc.*	1,500	735,555
Invesco Ltd.	25,600	667,904
JPMorgan Chase & Co.	26,900	1,182,793
Kraft Foods Group, Inc.	19,366	880,572
Las Vegas Sands Corp.	41,500	1,915,640
Ligand Pharmaceuticals, Inc., Class B*	15,900	329,766
Lincoln National Corp.	19,100	494,690
Macy's, Inc.	16,700	651,634
MasterCard, Inc., Class A	3,800	1,866,864
McDermott International, Inc.*	44,800	493,696
Medtronic, Inc.	12,500	512,750
Merck & Co., Inc.	16,300	667,322
MetLife, Inc.	12,800	421,632
MetroPCS Communications, Inc.*	108,400	1,077,496
Michael Kors Holdings Ltd.*	21,700	1,107,351
Micron Technology, Inc.*	70,400	447,040
Mondelez International, Inc., Class A	23,600	601,092
Monster Beverage Corp.*	20,000	1,057,600
Morgan Stanley	76,000	1,453,120
NetApp, Inc.*	64,400	2,160,620
NextEra Energy, Inc.	5,900	408,221
NII Holdings, Inc.*[1]	104,300	743,659
NIKE, Inc., Class B	30,800	1,589,280
Noble Corp.	23,900	832,198
Norfolk Southern Corp.	9,000	556,560
PG&E Corp.	11,700	470,106
Philip Morris International, Inc.	16,400	1,371,696
Precision Castparts Corp.	3,700	700,854
Priceline.com, Inc.*	3,000	1,863,600
QUALCOMM, Inc.	42,500	2,635,850
	Shares	Value
Ralph Lauren Corp.	17,300	$2,593,616
Ryder System, Inc.	5,800	289,594
Salesforce.com, Inc.*	10,100	1,697,810
Schlumberger Ltd.	17,800	1,233,362
ServiceNow, Inc.*[1]	6,100	183,183
ServiceSource International, Inc.*	78,400	458,640
Sherwin-Williams Co.	7,500	1,153,650
Sirius XM Radio, Inc.	92,400	267,036
Skyworks Solutions, Inc.*	23,700	481,110
Spirit Airlines, Inc.*	19,200	340,224
Starbucks Corp.	8,700	466,494
Steel Dynamics, Inc.	29,000	398,170
Symantec Corp.*	50,600	951,786
Teradata Corp.*	26,500	1,640,085
Time Warner, Inc.	11,400	545,262
Ultra Petroleum Corp.*[1]	20,600	373,478
Union Pacific Corp.	12,300	1,546,356
United Technologies Corp.	24,000	1,968,240
UnitedHealth Group, Inc.	49,600	2,690,304
US Bancorp	19,900	635,606
VeriSign, Inc.*	12,500	485,250
Viacom, Inc., Class B	13,400	706,716
Visa, Inc., Class A	23,400	3,546,972
VMware, Inc., Class A*	17,600	1,656,864
WellPoint, Inc.	5,900	359,428
Wells Fargo & Co.	28,300	967,294
Total United States common stocks		122,134,527
Total common stocks (cost $270,336,289)		297,637,453
Preferred stock: 0.25%
Germany: 0.25%
Volkswagen AG, Preference shares (cost $1,475,484)	8,728	1,985,670
	Face amount
Bonds: 10.50%
Mortgage & agency debt securities: 0.15%
United States: 0.15%
Federal Home Loan Mortgage Corp. Gold Pools,[3] #G00194, 7.500%, due 02/01/24	$48,387	57,071
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31	914,300	1,077,650
Total mortgage & agency debt securities (cost $1,004,306)		1,134,721

29

UBS Global Allocation Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Face amount		Value
Bonds—(Concluded)
US government obligations: 3.49%
US Treasury Bonds, 2.750%, due 08/15/42		$1,605,000	$1,549,828
3.125%, due 11/15/41[1]		920,000	962,982
5.375%, due 02/15/31		1,500,000	2,141,250
6.250%, due 08/15/23		1,500,000	2,150,625
8.000%, due 11/15/21		1,960,000	3,026,516
US Treasury Notes, 0.250%, due 10/31/14[1]		5,205,000	5,206,218
0.250%, due 11/30/14[1]		4,450,000	4,450,174
0.500%, due 07/31/17		1,760,000	1,749,412
0.750%, due 10/31/17[1]		2,465,000	2,473,088
1.625%, due 11/15/22[1]		180,000	178,031
2.500%, due 04/30/15		725,000	761,930
3.125%, due 04/30/17		2,500,000	2,770,312
Total US government obligations (cost $26,141,549)			27,420,366
Non-US government obligations: 6.86%
Australia: 1.05%
Government of Australia, 5.750%, due 05/15/21	AUD	6,685,000	8,269,495
Finland: 0.35%
Government of Finland, 4.375%, due 07/04/19	EUR	1,702,000	2,741,212
France: 0.49%
Government of France, 3.750%, due 04/25/21		1,590,000	2,441,213
4.500%, due 04/25/41		810,000	1,378,169
			3,819,382
Germany: 2.03%
Bundesrepublik Deutschland, 1.500%, due 04/15/16[4]		5,752,742	8,254,885
3.250%, due 07/04/21		2,835,000	4,398,292
4.000%, due 07/04/16		1,090,000	1,634,816
4.000%, due 01/04/37		920,000	1,650,266
			15,938,259
Italy: 0.69%
Buoni Poliennali Del Tesoro, 3.000%, due 04/15/15		2,050,000	2,747,731
4.250%, due 02/01/19		1,990,000	2,712,331
			5,460,062
Spain: 0.48%
Kingdom of Spain, 3.150%, due 01/31/16	EUR	1,645,000	2,150,647
4.800%, due 01/31/24		1,280,000	1,593,261
			3,743,908
	Face amount		Value
Sweden: 0.71%
Kingdom of Sweden, 4.250%, due 03/12/19	SEK	15,065,000	$2,735,192
5.000%, due 12/01/20		14,390,000	2,803,470
			5,538,662
United Kingdom: 1.06%
UK Gilts, 3.750%, due 09/07/21	GBP	2,905,000	5,542,497
4.250%, due 12/07/49		710,000	1,417,110
4.750%, due 12/07/38		655,000	1,403,350
			8,362,957
Total Non-US government obligations (cost $50,940,429)			53,873,937
Total bonds (cost $78,086,284)			82,429,024
	Shares
Investment companies: 37.11%
iShares iBoxx $ High Yield Corporate Bond Fund[1]		83,600	7,804,060
iShares JPMorgan USD Emerging Markets Bond Fund		130,100	15,976,280
iShares MSCI EAFE Index Fund		35,000	1,988,700
UBS Credit Bond Relationship Fund*[5]		3,756,797	63,232,908
UBS Emerging Markets Equity Relationship Fund*[5]		1,489,932	58,125,686
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[5]		1,448,724	19,858,669
UBS Global Corporate Bond Relationship Fund*[5]		3,789,833	47,522,231
UBS High Yield Relationship Fund*[5]		1,239,482	38,609,728
UBS Small-Cap Equity Relationship Fund*[5]		296,560	18,855,679
Vanguard MSCI EAFE ETF		550,760	19,403,275
Total investment companies (cost $239,140,870)			291,377,216
	Number of warrants
Warrant: 0.03%
Russia: 0.03%
Sberbank of Russia,strike @ USD $0.00001, expires 10/14/15* (cost $229,994)		79,207	242,813

30

UBS Global Allocation Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Short-term investment: 12.42%
Investment company: 12.42%
UBS Cash Management Prime Relationship Fund[5] (cost $97,553,906)	97,553,906	$97,553,906
Investment of cash collateral from securities loaned: 0.87%
UBS Private Money Market Fund LLC[5] (cost $6,848,911)	6,848,911	6,848,911
Total investments: 99.09% (cost $693,671,738)		778,074,993
Cash and other assets, less liabilities: 0.91%		7,115,686
Net assets: 100.00%		$785,190,679

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$94,100,410
Gross unrealized depreciation	(9,697,155)
Net unrealized appreciation of investments	$84,403,255

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 33.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	7,191,718	JPY	600,100,000	03/05/13	$(261,597)
BB	USD	28,049,003	MXN	369,770,000	03/05/13	397,459
CSI	GBP	8,530,000	USD	13,650,900	03/05/13	(203,131)
CSI	USD	31,278,208	EUR	24,180,000	03/05/13	655,182
GSI	USD	60,621,144	JPY	4,956,900,000	03/05/13	(3,377,485)
GSI	USD	13,076,863	PLN	41,980,000	03/05/13	401,689
GSI	USD	8,625,452	TRY	15,615,000	03/05/13	56,496
JPMCB	CHF	4,760,000	USD	5,119,843	03/05/13	(90,299)
JPMCB	CZK	175,890,000	USD	8,999,942	03/05/13	(258,815)
JPMCB	HKD	43,660,000	USD	5,633,532	03/05/13	(579)
JPMCB	KRW	3,375,000,000	USD	3,135,160	03/05/13	(5,743)
JPMCB	NOK	28,590,000	USD	5,003,262	03/05/13	(129,360)
JPMCB	SEK	22,830,000	USD	3,449,783	03/05/13	(55,874)
JPMCB	TRY	15,615,000	USD	8,611,865	03/05/13	(70,082)
JPMCB	USD	3,004,148	AUD	2,885,000	03/05/13	(21,705)
JPMCB	USD	9,414,087	CAD	9,375,000	03/05/13	(1,175)
JPMCB	USD	3,282,227	EUR	2,525,000	03/05/13	52,422
JPMCB	USD	12,794,536	EUR	9,655,000	03/05/13	(43,631)
JPMCB	USD	2,472,409	GBP	1,520,000	03/05/13	(3,696)
JPMCB	USD	8,947,004	ILS	34,675,000	03/05/13	316,918

31

UBS Global Allocation Fund

Portfolio of investments

December 31, 2012 (unaudited)

Forward foreign currency contracts—(Concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	USD	12,468,507	INR	704,720,000	03/05/13	$244,109
JPMCB	USD	13,737,753	KRW	15,003,000,000	03/05/13	224,609
JPMCB	USD	9,932,201	MYR	30,471,000	03/05/13	(10,375)
JPMCB	USD	8,824,826	PHP	360,450,000	03/05/13	(45,564)
MSCI	AUD	34,370,000	USD	35,673,654	03/05/13	142,784
MSCI	MXN	123,985,134	USD	9,660,000	03/05/13	121,805
MSCI	NZD	41,915,000	USD	34,219,825	03/05/13	(283,611)
RBS	AUD	1,620,000	USD	1,691,274	03/05/13	16,557
RBS	ILS	34,675,000	USD	8,998,664	03/05/13	(265,259)
RBS	JPY	883,189,980	USD	10,300,000	03/05/13	100,677
Net unrealized depreciation on forward foreign currency contracts						$(2,397,274)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation
US Treasury futures sell contracts:
10 Year US Treasury Notes, 130 contracts (USD)	March 2013	$(17,305,072)	$(17,261,562)	$43,510
Index futures buy contracts:
CAC 40 Euro Index, 184 contracts (EUR)	January 2013	8,819,763	9,026,074	206,311
DAX Index, 52 contracts (EUR)	March 2013	13,049,350	13,259,806	210,456
E-mini S&P 500 Index, 623 contracts (USD)	March 2013	43,991,432	44,236,115	244,683
FTSE 100 Index, 62 contracts (GBP)	March 2013	5,955,348	5,987,778	32,430
OMX Stockholm 30 Index, 627 contracts (SEK)	January 2013	10,587,478	10,827,975	240,497
SPI 200 Index, 72 contracts (AUD)	March 2013	8,522,631	8,746,023	223,392
TOPIX Index, 366 contracts (JPY)	March 2013	33,782,213	36,569,620	2,787,407
Net unrealized appreciation on futures contracts				$3,988,686

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$145,802,587	$151,834,866	$—	$297,637,453
Preferred stock	—	1,985,670	—	1,985,670
Mortgage & agency debt securities	—	1,134,721	—	1,134,721
US government obligations	—	27,420,366	—	27,420,366
Non-US government obligations	—	53,873,937	—	53,873,937
Investment companies	45,172,315	246,204,901	—	291,377,216
Warrant	—	242,813	—	242,813
Short-term investment	—	97,553,906	—	97,553,906
Investment of cash collateral from securities loaned	—	6,848,911	—	6,848,911
Forward foreign currency contracts, net	—	(2,397,274)	—	(2,397,274)
Futures contracts, net	288,193	3,700,493	—	3,988,686
Total	$191,263,095	$588,403,310	$—	$779,666,405

At December 31, 2012, there were no transfers between Level 1 and Level 2 for the Fund.

32

UBS Global Allocation Fund

Portfolio of investments

December 31, 2012 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2012.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2012, the value of these securities amounted to $242,992 or 0.03% of net assets.

3  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

4  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers' country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

5  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Net realized gain during the six months ended 12/31/12	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$106,415,060	$170,196,408	$179,057,562	$—	$—	$97,553,906	$78,173
UBS Private Money Market Fund LLC[a]	14,940,198	129,294,484	137,385,771	—	—	6,848,911	3,504
UBS Credit Bond Relationship Fund	67,654,084	—	8,000,000	2,718,826	859,998	63,232,908	—
UBS Emerging Markets Equity Relationship Fund	54,873,562	7,700,000	11,000,000	5,826,401	725,723	58,125,686	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	20,337,854	—	3,500,000	603,926	2,416,889	19,858,669	—
UBS Global Corporate Bond Relationship Fund	53,293,279	—	9,000,000	1,389,075	1,839,877	47,522,231	—
UBS High Yield Relationship Fund	44,465,802	13,800,000	22,950,000	8,692,162	(5,398,236)	38,609,728	—
UBS Small-Cap Equity Relationship Fund	20,206,469	—	3,000,000	1,395,857	253,353	18,855,679	—
	$382,186,308	$320,990,892	$373,893,333	$20,626,247	$697,604	$350,607,718	$81,677

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
33

UBS Global Frontier Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS Global Frontier Fund (the "Fund") returned 10.26% (Class A shares returned 4.23% after the deduction of the maximum sales charge), while Class Y shares returned 10.34%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 7.14% over the same time period. For comparison purposes, the MSCI World Free Index (net) returned 9.36%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 36; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Performance was primarily due to currency positioning, market allocation strategy, security selection and the use of leverage.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. In relation to our currency strategy, derivatives had a direct positive impact on Fund performance. Derivatives were also just one tool, among others, we used to implement our market allocation strategy. Overall, as mentioned above, our market allocation strategy positively contributed to Fund performance during the period.

Portfolio performance summary1

What worked

•  Currency strategies, overall, were positive for performance.

  – A long Mexican peso was the most beneficial currency strategy for performance given its strong results.

  – Our long position in a basket of Asian currencies (the Malaysian ringgit, South Korean won and Taiwan dollar) was beneficial for performance as they generally appreciated versus the US dollar.

  – Long positions in the euro and Polish zloty were both rewarded as fears of the European sovereign debt crisis diminished during the reporting period.

•  Positioning in certain fixed income sectors aided the Fund's results.

  – Allocations to investment grade and high yield corporate bonds were beneficial as they generated strong results given generally solid corporate fundamentals and overall robust demand from investors looking to generate incremental yield in the low interest rate environment.

  – Our long credit position versus government bonds was rewarded as credit spreads2 tightened and they outperformed Treasuries. This was due to the generally risk-on sentiment during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

2  "Spreads" refers to differences between the yields paid on US Treasury bonds and other types of debt, such as emerging market bonds.

34

UBS Global Frontier Fund

•  Exposures to several portions of the global equity market contributed to performance.

  – A bias to international equities versus US equities during the reporting period was rewarded. In particular, international equities rallied during the fourth quarter of 2012, as concerns related to the European sovereign debt crisis receded. In contrast, US equities weakened given uncertainties related to the "fiscal cliff."

  – In November 2012, we added to the Fund's neutral position in emerging markets equities, bringing it to an overweight. This was positive for performance as emerging markets equities performed well at the end of the review period.

•  Security selection in a number of areas was beneficial for results. In particular, security selection of international equities and US core value equities were positives for performance.

•  Several relative value equity trades were additive for performance. A bias toward Australian equities versus US equities generated positive results, as did a long Japan position versus a short Taiwan position.

•  Overall, the Fund's positioning among risk assets was mixed during the period.

  – We tactically adjusted the Fund's allocation to equities during the reporting period. When the period began, 63% of the portfolio was allocated to equities, versus 65% for the benchmark. The initial underweight, as well as a tactical underweight in the middle of the period, modestly detracted from results as equity markets performed well. As the reporting period progressed, we moved to an overweight in equities as economic data somewhat improved. At the end of the reporting period, the Fund had a 69% allocation to equities and a 31% allocation to global fixed income and cash.

  – We moved to an overweight position in emerging markets equities in November 2012, given signs of some improvement in China's economy. This position was rewarded, as emerging markets equities generated strong results at the end of the review period.

•  Leverage contributed to performance during the period. The Fund maintained a leverage factor of approximately 25% during the reporting period. Given that leverage magnifies returns on the upside and the downside, the positive impact from market exposure was, therefore, amplified and benefited the Fund's results.

What didn't work

•  A couple of currency positions were negative for the period. The Fund's short positions in the Australian and New Zealand dollars versus the US dollar were drags on performance. We believed that the Australian and New Zealand dollars would weaken given moderating global growth, but this did not prove to be the case during the reporting period.

•  An allocation to cash was a drag on results given better opportunities in risk assets.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

35

UBS Global Frontier Fund

Average annual total returns for periods ended 12/31/2012 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	10.26%	16.34%	(1.73)%	(1.44)%
Class C3	9.87	15.44	(2.46)	(2.18)
Class Y4	10.34	16.59	(1.50)	(1.20)
After deducting maximum sales charge
Class A2	4.23%	9.95%	(2.83)%	(2.46)%
Class C3	8.87	14.44	(2.46)	(2.18)
MSCI World Free Index (net)[5]	9.36%	15.83%	(1.18)%	(0.70)%
GSMI Mutual Fund Index[6]	7.14	11.88	2.13	2.65

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.85% and 1.52%; Class C—2.63% and 2.27%; Class Y—1.63% and 1.27%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Global Frontier Fund is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

36

UBS Global Frontier Fund

Top ten equity holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
Apple, Inc.	0.8%
Amazon.com, Inc.	0.4
Visa, Inc., Class A	0.4
Allergan, Inc.	0.4
UnitedHealth Group, Inc.	0.3
Ralph Lauren Corp.	0.3
Google, Inc., Class A	0.3
QUALCOMM, Inc.	0.3
Gilead Sciences, Inc.	0.3
NetApp, Inc.	0.3
Total	3.8%

Country exposure by issuer, top five (unaudited)2

As of December 31, 2012

Percentage of net assets
United States	20.3%
Germany	2.5
United Kingdom	1.3
Australia	1.3
Sweden	0.9
Total	26.3%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
US Treasury Notes, 0.250%, due 10/31/14	1.4%
US Treasury Notes, 0.250%, due 11/30/14	1.3
Government of Australia, 5.750%, due 05/15/21	1.3
Bundesrepublik Deutschland, 1.500%, due 04/15/16	1.3
US Treasury Notes, 0.875%, due 12/31/16	0.9
UK Gilts, 3.750%, due 09/07/21	0.8
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.7
Kingdom of Sweden, 5.000%, due 12/01/20	0.4
Buoni Poliennali Del Tesoro, 4.250%, due 02/01/19	0.4
Kingdom of Sweden, 4.250%, due 03/12/19	0.4
Total	8.9%

1  Figures represent the direct investments of UBS Global Frontier Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

2  Figures represent the direct investments of UBS Global Frontier Fund (excluding derivatives exposure). If a breakdown of the underlying affiliated investment companies was included, the country exposure percentages would be as follows: United States 35.7%, United Kingdom 6.3%, Germany 4.6%, Australia 2.4%, and Canada 1.8%.

37

UBS Global Frontier Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Common stocks
Aerospace & defense	0.71%
Airlines	0.05
Beverages	0.12
Biotechnology	0.60
Capital markets	0.29
Chemicals	0.23
Commercial banks	0.23
Communications equipment	0.31
Computers & peripherals	1.10
Diversified financial services	0.40
Electric utilities	0.12
Energy equipment & services	0.78
Food & staples retailing	0.10
Food products	0.30
Health care equipment & supplies	0.27
Health care providers & services	0.59
Hotels, restaurants & leisure	0.29
Household products	0.08
Industrial conglomerates	0.21
Insurance	0.13
Internet & catalog retail	0.63
Internet software & services	0.82
IT services	0.97
Life sciences tools & services	0.26
Machinery	0.39
Media	0.61
Metals & mining	0.06
Multiline retail	0.32
Multi-utilities	0.07
Oil, gas & consumable fuels	0.67
Paper & forest products	0.08
Personal products	0.25
Pharmaceuticals	0.59
Professional services	0.09
Real estate investment trust (REIT)	0.11%
Road & rail	0.43
Semiconductors & semiconductor equipment	0.43
Software	0.81
Textiles, apparel & luxury goods	0.91
Tobacco	0.19
Wireless telecommunication services	0.37
Total common stocks	15.97%
Bonds
US government obligations	4.75
Non-US government obligations	8.29
Total bonds	13.04%
Investment companies
iShares iBoxx $ High Yield Corporate Bond Fund	1.31
iShares JPMorgan USD Emerging Markets Bond Fund	2.43
UBS Credit Bond Relationship Fund	10.11
UBS Emerging Markets Equity Relationship Fund	13.55
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	1.31
UBS Global Corporate Bond Relationship Fund	7.53
UBS High Yield Relationship Fund	6.33
UBS International Equity Relationship Fund	14.38
Total investment companies	56.95%
Short-term investment	9.39
Investment of cash collateral from securities loaned	0.20
Total investments	95.55%
Cash and other assets, less liabilities	4.45
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Frontier Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

38

UBS Global Frontier Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks: 15.97%
Argentina: 0.07%
MercadoLibre, Inc.[1]	351	$27,578
Canada: 0.15%
Lululemon Athletica, Inc.*[1]	755	57,554
Israel: 0.09%
Teva Pharmaceutical Industries Ltd. ADR	940	35,100
Netherlands: 0.06%
NXP Semiconductor NV*	930	24,524
Singapore: 0.07%
Avago Technologies Ltd.	800	25,328
United States: 15.53%
Acorda Therapeutics, Inc.*	1,060	26,352
Adobe Systems, Inc.*	1,700	64,056
Aegerion Pharmaceuticals, Inc.*	450	11,425
Agilent Technologies, Inc.	1,846	75,575
Allergan, Inc.	1,534	140,714
Alnylam Pharmaceuticals, Inc.*	680	12,410
Amazon.com, Inc.*	632	158,720
American Capital Agency Corp.	1,070	30,966
Apple, Inc.	604	321,950
Archer-Daniels-Midland Co.	1,200	32,868
Atmel Corp.*	4,110	26,920
Baker Hughes, Inc.	1,160	47,374
Baxter International, Inc.	610	40,663
Biogen Idec, Inc.*	279	40,921
Bio-Rad Laboratories, Inc., Class A*	160	16,808
Boeing Co.	880	66,317
Broadcom Corp., Class A*	800	26,568
Bruker Corp.*	610	9,315
Cabot Oil & Gas Corp.	1,374	68,343
Cardinal Health, Inc.	1,946	80,136
Citigroup, Inc.	2,190	86,636
Coach, Inc.	800	44,408
Colgate-Palmolive Co.	310	32,407
Comcast Corp., Class A	1,750	65,415
Concho Resources, Inc.*	706	56,875
Crown Castle International Corp.*	647	46,688
Cubist Pharmaceuticals, Inc.*	480	20,189
Cummins, Inc.	487	52,766
CVS Caremark Corp.	818	39,550
Danaher Corp.	1,426	79,713
Digital Realty Trust, Inc.	180	12,220
DIRECTV*	1,273	63,854
Dollar General Corp.*	1,965	86,637
Dow Chemical Co.	1,180	38,138
eBay, Inc.*	1,335	68,112
	Shares	Value
Edison International	540	$24,403
EOG Resources, Inc.	250	30,197
EQT Corp.	710	41,876
Estee Lauder Cos., Inc., Class A	1,607	96,195
Facebook, Inc., Class A*	2,921	77,786
Fidelity National Information Services, Inc.	1,020	35,506
FMC Technologies, Inc.*	1,502	64,331
Freescale Semiconductor Ltd.*[1]	900	9,909
General Dynamics Corp.	1,240	85,895
Gilead Sciences, Inc.*	1,381	101,434
Google, Inc., Class A*	170	120,593
Halliburton Co.	1,790	62,095
Hertz Global Holdings, Inc.*	2,990	48,647
Hess Corp.	750	39,720
Hospira, Inc.*	550	17,182
IHS, Inc., Class A*	355	34,080
Illinois Tool Works, Inc.	1,560	94,864
Informatica Corp.*	1,254	38,021
International Paper Co.	810	32,270
Interpublic Group of Cos., Inc.	2,200	24,244
Intuitive Surgical, Inc.*	69	33,836
Invesco Ltd.	1,380	36,004
JPMorgan Chase & Co.	1,470	64,636
Kraft Foods Group, Inc.	1,056	48,016
Las Vegas Sands Corp.	1,858	85,765
Ligand Pharmaceuticals, Inc., Class B*	870	18,044
Lincoln National Corp.	1,050	27,195
Macy's, Inc.	910	35,508
MasterCard, Inc., Class A	168	82,535
McDermott International, Inc.*	2,430	26,779
Medtronic, Inc.	690	28,304
Merck & Co., Inc.	880	36,027
MetLife, Inc.	700	23,058
MetroPCS Communications, Inc.*	5,890	58,547
Michael Kors Holdings Ltd.*	969	49,448
Micron Technology, Inc.*	3,870	24,574
Mondelez International, Inc., Class A	1,300	33,111
Monster Beverage Corp.*	895	47,328
Morgan Stanley	4,110	78,583
NetApp, Inc.*	3,008	100,918
NextEra Energy, Inc.	320	22,141
NII Holdings, Inc.*[1]	5,670	40,427
NIKE, Inc., Class B	1,386	71,518
Noble Corp.	1,300	45,266
Norfolk Southern Corp.	500	30,920
PG&E Corp.	640	25,715
Philip Morris International, Inc.	890	74,440
Precision Castparts Corp.	180	34,096
Priceline.com, Inc.*	137	85,104
QUALCOMM, Inc.	1,904	118,086

39

UBS Global Frontier Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares		Value
Common stocks—(Concluded)
United States—(Concluded)
Ralph Lauren Corp.		830	$124,434
Ryder System, Inc.		320	15,978
Salesforce.com, Inc.*		452	75,981
Schlumberger Ltd.		797	55,224
ServiceNow, Inc.*[1]		263	7,898
ServiceSource International, Inc.*		4,260	24,921
Sherwin-Williams Co.		336	51,684
Sirius XM Radio, Inc.		5,000	14,450
Skyworks Solutions, Inc.*		1,280	25,984
Spirit Airlines, Inc.*		1,060	18,783
Starbucks Corp.		470	25,201
Steel Dynamics, Inc.		1,585	21,762
Symantec Corp.*		2,750	51,728
Teradata Corp.*		1,217	75,320
Time Warner, Inc.		620	29,655
Ultra Petroleum Corp.*		1,130	20,487
Union Pacific Corp.		551	69,272
United Technologies Corp.		1,078	88,407
UnitedHealth Group, Inc.		2,355	127,735
US Bancorp		1,080	34,495
VeriSign, Inc.*		560	21,739
Viacom, Inc., Class B		690	36,391
Visa, Inc., Class A		1,046	158,553
VMware, Inc., Class A*		787	74,088
WellPoint, Inc.		320	19,494
Wells Fargo & Co.		1,540	52,637
Total United States common stocks			5,979,487
Total common stocks (cost $5,914,245)			6,149,571
	Face amount
Bonds: 13.04%
US government obligations: 4.75%
US Treasury Bonds, 2.750%, due 08/15/42		$120,000	115,875
3.125%, due 11/15/41[1]		120,000	125,606
6.625%, due 02/15/27		105,000	161,520
US Treasury Notes, 0.250%, due 10/31/14[1]		555,000	555,130
0.250%, due 11/30/14[1]		505,000	505,019
0.875%, due 12/31/16		360,000	364,950
Total US government obligations (cost $1,788,939)			1,828,100
Non-US government obligations: 8.29%
Australia: 1.27%
Government of Australia, 5.750%, due 05/15/21	AUD	395,000	488,624
	Face amount		Value
Finland: 0.42%
Government of Finland, 4.375%, due 07/04/19	EUR	100,000	$161,058
France: 0.60%
Government of France, 3.750%, due 04/25/21		95,000	145,859
4.500%, due 04/25/41		50,000	85,072
			230,931
Germany: 2.46%
Bundesrepublik Deutschland, 1.500%, due 04/15/16[2]		339,752	487,526
3.250%, due 07/04/21		170,000	263,742
4.000%, due 07/04/16		65,000	97,489
4.000%, due 01/04/37		55,000	98,657
			947,414
Italy: 0.84%
Buoni Poliennali Del Tesoro, 3.000%, due 04/15/15		120,000	160,843
4.250%, due 02/01/19		120,000	163,558
			324,401
Spain: 0.57%
Kingdom of Spain, 4.250%, due 10/31/16		95,000	127,201
4.800%, due 01/31/24		75,000	93,355
			220,556
Sweden: 0.86%
Kingdom of Sweden, 4.250%, due 03/12/19	SEK	895,000	162,495
5.000%, due 12/01/20		855,000	166,572
			329,067
United Kingdom: 1.27%
UK Gilts, 3.750%, due 09/07/21	GBP	170,000	324,346
4.250%, due 12/07/49		40,000	79,837
4.750%, due 12/07/38		40,000	85,701
			489,884
Total Non-US government obligations (cost $3,025,736)			3,191,935
Total bonds (cost $4,814,675)			5,020,035

40

UBS Global Frontier Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Investment companies: 56.95%
iShares iBoxx $ High Yield Corporate Bond Fund	5,400	$504,090
iShares JPMorgan USD Emerging Markets Bond Fund[1]	7,630	936,964
UBS Credit Bond Relationship Fund*[3]	231,138	3,890,416
UBS Emerging Markets Equity Relationship Fund*[3]	133,768	5,218,605
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[3]	36,842	505,025
UBS Global Corporate Bond Relationship Fund*[3]	231,279	2,900,097
UBS High Yield Relationship Fund*[3]	78,177	2,435,194
UBS International Equity Relationship Fund*[3]	296,824	5,534,911
Total investment companies (cost $18,994,753)		21,925,302
	Shares	Value
Short-term investment: 9.39%
Investment company: 9.39%
UBS Cash Management Prime Relationship Fund[3] (cost $3,615,082)	3,615,082	$3,615,082
Investment of cash collateral from securities loaned: 0.20%
UBS Private Money Market Fund LLC[3] (cost $77,697)	77,697	77,697
Total investments: 95.55% (cost $33,416,452)		36,787,687
Cash and other assets, less liabilities: 4.45%		1,713,225
Net assets: 100.00%		$38,500,912

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,605,113
Gross unrealized depreciation	(233,878)
Net unrealized appreciation of investments	$3,371,235

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 43.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	387,090	JPY	32,300,000	03/05/13	$(14,080)
GSI	USD	540,000	TRY	977,584	03/05/13	3,537
JPMCB	AUD	2,145,000	USD	2,226,592	03/05/13	9,143
JPMCB	BRL	460,000	USD	217,186	03/05/13	(5,760)
JPMCB	CZK	12,310,000	USD	629,878	03/05/13	(18,114)
JPMCB	GBP	185,000	USD	296,095	03/05/13	(4,373)
JPMCB	JPY	34,300,000	USD	406,840	03/05/13	10,734
JPMCB	KRW	257,000,000	USD	238,489	03/05/13	(685)
JPMCB	NZD	2,335,000	USD	1,906,658	03/05/13	(15,459)
JPMCB	SEK	2,420,000	USD	364,040	03/05/13	(7,562)
JPMCB	TRY	965,000	USD	532,209	03/05/13	(4,331)
JPMCB	TWD	5,100,000	USD	175,862	03/05/13	196
JPMCB	USD	203,053	AUD	195,000	03/05/13	(1,467)
JPMCB	USD	220,917	CAD	220,000	03/05/13	(28)
JPMCB	USD	1,896,519	EUR	1,460,000	03/05/13	31,634
JPMCB	USD	629,457	EUR	475,000	03/05/13	(2,147)
JPMCB	USD	252,121	GBP	155,000	03/05/13	(377)
JPMCB	USD	552,173	ILS	2,140,000	03/05/13	19,559
JPMCB	USD	582,626	INR	32,930,000	03/05/13	11,407

41

UBS Global Frontier Fund

Portfolio of investments

December 31, 2012 (unaudited)

Forward foreign currency contracts—(Concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	USD	3,409,568	JPY	278,800,000	03/05/13	$(189,908)
JPMCB	USD	689,497	KRW	753,000,000	03/05/13	11,273
JPMCB	USD	1,538,008	MXN	20,220,000	03/05/13	17,519
JPMCB	USD	710,584	MYR	2,180,000	03/05/13	(742)
JPMCB	USD	581,467	PHP	23,750,000	03/05/13	(3,002)
JPMCB	USD	732,121	PLN	2,350,000	03/05/13	22,396
JPMCB	ZAR	1,170,000	USD	130,196	03/05/13	(6,660)
MSCI	MXN	7,508,417	USD	585,000	03/05/13	7,376
RBS	ILS	2,157,876	USD	560,000	03/05/13	(16,507)
RBS	JPY	41,587,101	USD	485,000	03/05/13	4,741
Net unrealized depreciation on forward foreign currency contracts						$(141,687)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation
US Treasury futures sell contracts:
10 Year US Treasury Notes, 7 contracts (USD)	March 2013	$(935,038)	$(929,469)	$5,569
Index futures buy contracts:
Amsterdam Exchange Index, 2 contracts (EUR)	January 2013	181,251	183,676	2,425
CAC 40 Euro Index, 11 contracts (EUR)	January 2013	527,268	539,602	12,334
DAX Index, 4 contracts (EUR)	March 2013	1,003,796	1,019,985	16,189
Dow Jones EURO STOXX 50 Index, 28 contracts (EUR)	March 2013	967,213	974,941	7,728
E-mini S&P 500 Index, 62 contracts (USD)	March 2013	4,377,959	4,402,310	24,351
FTSE 100 Index, 20 contracts (GBP)	March 2013	1,906,393	1,931,542	25,149
Hang Seng Stock Index, 1 contract (HKD)	January 2013	145,509	148,490	2,981
OMX Stockholm 30 Index, 67 contracts (SEK)	January 2013	1,131,357	1,157,056	25,699
Russell 2000 Mini Index, 13 contracts (USD)	March 2013	1,065,771	1,100,580	34,809
S&P Toronto Stock Exchange 60 Index, 4 contracts (CAD)	March 2013	563,825	572,152	8,327
SPI 200 Index, 9 contracts (AUD)	March 2013	1,065,329	1,093,253	27,924
TOPIX Index, 33 contracts (JPY)	March 2013	3,033,499	3,297,261	263,762
Net unrealized appreciation on futures contracts				$457,247

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$6,149,571	$—	$—	$6,149,571
US government obligations	—	1,828,100	—	1,828,100
Non-US government obligations	—	3,191,935	—	3,191,935
Investment companies	1,441,054	20,484,248	—	21,925,302
Short-term investment	—	3,615,082	—	3,615,082
Investment of cash collateral from securities loaned	—	77,697	—	77,697
Forward foreign currency contracts, net	—	(141,687)	—	(141,687)
Futures contracts, net	73,056	384,191	—	457,247
Total	$7,663,681	$29,439,566	$—	$37,103,247

At December 31, 2012, there were no transfers between Level 1 and Level 2 for the Fund.

42

UBS Global Frontier Fund

Portfolio of investments

December 31, 2012 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2012.

2  Debt security whose principal and/or interest payments are adjusted for inflation, unlike securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amount at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers' country. Only if inflation occurs will securities offer a high real yield than a conventional security of the same maturity.

3  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Net realized gain during the six months ended 12/31/12	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$5,571,539	$10,483,916	$12,440,373	$—	$—	$3,615,082	$3,522
UBS Private Money Market Fund LLC[a]	148,247	2,409,047	2,479,597	—	—	77,697	76
UBS Credit Bond Relationship Fund	4,180,252	—	500,000	45,590	164,574	3,890,416	—
UBS Emerging Markets Equity Relationship Fund	4,545,790	900,000	775,000	177,466	370,349	5,218,605	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	435,824	—	—	—	69,201	505,025	—
UBS Global Corporate Bond Relationship Fund	3,303,785	—	600,000	93,598	102,714	2,900,097	—
UBS High Yield Relationship Fund	2,681,692	860,000	1,305,000	295,202	(96,700)	2,435,194	—
UBS International Equity Relationship Fund	5,528,400	—	750,000	237,815	518,696	5,534,911	—
	$26,395,529	$14,652,963	$18,849,970	$849,671	$1,128,834	$24,177,027	$3,598

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
43

UBS Multi-Asset Income Fund

Portfolio performance

For the six months ended December 31, 2012, Class A shares of UBS Multi-Asset Income Fund (the "Fund") returned 5.97% (Class A shares returned 1.21% after the deduction of the maximum sales charge), while Class Y shares returned 6.10%. For comparison purposes, the Barclays US Corporate Investment Grade Index (the "Index"), returned 4.93% during the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 46; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The portfolio was managed in accordance with our cautious view on the markets; thus we placed a stronger emphasis on minimizing risk and protecting capital during the review period. If this is considered within the context of the Fund's goal of providing a monthly income payout of between 3% and 6% per year, the Fund was positioned at the lower end of its payout range.1 For the six months ended December 31, 2012, the Fund's yield was 3.69% and 3.93% for Class A and Class Y shares, respectively. We believe this was an attractive level of income, given the continued low interest rate environment.

During the review period, we used derivatives, including writing covered calls, to increase cash flow and reduce the risk profile of the Fund's allocation to global real estate. Additionally, we utilized derivatives, including currency forwards, to hedge our exposure to the euro. In summary, while our derivatives exposure was limited in the portfolio, our ability to increase cash flow and neutralize unwanted risks relating to the euro positively contributed to performance.

Portfolio performance summary2

What worked

•  The Fund's high yield corporate bond exposure was beneficial for performance. We added to the Fund's high yield bond allocation during the reporting period, making it the portfolio's largest position. This was rewarded given the sector's strong return over the six-month period, which was supported by generally solid corporate balance sheets, low defaults and overall robust demand from investors looking to generate incremental yield. We believe that investor demand for yield will support the significant supply of new issuance coming to the market. That said, given the sector's strong performance in 2012, we remain vigilant for signs of less bondholder-friendly behavior and any changes in market supply/demand technicals.

1  While there is no guarantee that the Fund will achieve its target payout, UBS Multi-Asset Income Fund seeks a target payout of 3%—6% per year, based on the current interest rate environment. UBS Global Asset Management (Americas) Inc., the Fund's Advisor, does not represent or guarantee that the Fund will meet this target payout.

In an attempt to achieve its target payout, the Fund will actively allocate among traditional and nontraditional asset classes. The allocation of investments across each asset class will vary over time and will be driven by:

•  Valuation based on the Advisor's 30-year fundamental value philosophy;

•  Economic factors, including the current and projected interest rate environment and credit conditions; and

•  A focus on diversification and risk management to meet the Fund's payout objective while minimizing volatility.

The Fund seeks to achieve its target payout by investing primarily in a combination of equities, fixed income securities, third party ETFs, TIPS, listed exchange options, and other derivative securities. The Fund will also engage in derivative strategies, most notably, call overwriting, and purchase currencies in accordance with its target asset allocation. The strategies that the Fund will employ include a combination of active and passive investment strategies; however, the Fund may invest directly in equity and fixed income securities, and cash equivalents, including money market securities, futures, and currency contracts. In addition, the Fund will engage in covered call option writing to enhance returns and for risk management purposes. Covered calls against equity ETFs will be written to generate premiums that typically would be classified as short-term capital gains and can potentially contribute to enhancing the overall payout of the Fund. Currency forwards could also be used to potentially enhance income using positive carry strategies whereby higher-yielding currencies are bought in exchange for lower-yielding currencies.

2  For a detailed commentary on the market environment in general during the reporting period, see page 2.

44

UBS Multi-Asset Income Fund

•  The Fund's allocation to global real estate with call overwriting3 contributed to performance.

  – Global real estate was among the largest positions in the portfolio during the reporting period. We believed global real estate, particularly European and Asian real estate investment trusts (REITs), offered more attractive income potential and inflation protection versus high dividend stocks.

  – During the reporting period, we began to see investors search for alternative income sources outside the US, which positively contributed to our performance in this sector.

  – We utilized call overwriting to increase the Fund's cash flow and help manage the portfolio's risk exposure.

•  Our emphasis on international equities with call overwriting versus US high dividend stocks was rewarded. We added to the Fund's international equity allocation during the period, given what we felt were compelling valuations in certain markets, including Japan and Europe. This was beneficial for performance, as international equities was the top-performing asset class during the period.

•  An allocation to local emerging markets debt ("EMD") was additive for results, given the sector's strong performance. We maintained a bias for local EMD over US dollar-denominated debt, as we felt the former presented more compelling risk-adjusted opportunities.

•  A number of asset allocation strategies were successful in generating income and maintaining a low risk profile.

  – The Fund's allocations to high yield bonds, global real estate, local EMD and international equities were beneficial, as they outperformed other income-generating portions of the market, including utilities, master limited partnerships and investment grade corporate bonds.

  – The Fund's beta, a measure of market volatility, of 0.3 was significantly lower than the overall equity market, which had a beta of 1.0.

What didn't work

•  Certain hedging instruments slightly detracted from results. Given the market's strong overall performance during the reporting period, certain hedging instruments, which were used to manage the portfolio's overall risk, were a modest drag on performance.

3  Call overwriting involves selling options while already owning the underlying security. As the seller of a call option, we believe that the price of the security will not rise. If the stock price rises, then we can sell the security and receive the call option premium, but our upside is capped. If the stock price falls, then the call option is worthless; we would still receive the call option premium, but the underlying position would fall in price.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2012. The views and opinions in the letter were current as of February 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

45

UBS Multi-Asset Income Fund

Total returns for periods ended 12/31/2012 (unaudited)

	6 months	Inception[1]
Before deducting maximum sales charge
Class A2	5.97%	6.50%
Class C3	5.50	5.95
Class Y4	6.10	6.66
After deducting maximum sales charge
Class A2	1.21%	1.72%
Class C3	4.75	5.20
Barclays US Corporate Investment Grade Index[5]	4.93%	6.57%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—3.30% and 1.28%; Class C—4.14% and 2.03%; Class Y—3.06% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Multi-Asset Income Fund and the index is April 25, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Barclays US Corporate Investment Grade Index is a sub-index of the Barclays US Credit Index, and includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered. Investors should note that the indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

46

UBS Multi-Asset Income Fund

Top ten equity holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
Simon Property Group, Inc.	0.8%
Sun Hung Kai Properties Ltd.	0.5
Westfield Group	0.4
Mitsubishi Estate Co., Ltd.	0.4
Unibail-Rodamco SE	0.4
Mitsui Fudosan Co., Ltd.	0.4
HCP, Inc.	0.3
Ventas, Inc.	0.3
Equity Residential	0.3
Public Storage	0.3
Total	4.1%

Country exposure by issuer, top five (unaudited)

As of December 31, 2012

Percentage of net assets
United States	26.5%
Japan	1.7
China	1.5
Australia	1.3
United Kingdom	0.8
Total	31.8%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2012

Percentage of net assets
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29	3.3%
US Treasury Inflation Indexed Notes (TIPS), 2.625%, due 07/15/17	3.1
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16	2.9
US Treasury Bonds, 2.750%, due 08/15/42	2.3
Government National Mortgage Association Pools, 4.000%, TBA	2.2
Government National Mortgage Association Pools, 4.500%, TBA	1.4
Government National Mortgage Association Pools, #G2 779424, 4.000%, due 06/20/42	1.1
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.789%, due 08/12/45	0.6
Federal National Mortgage Association Pools, #AP1589, 3.000%, due 08/01/27	0.6
Government National Mortgage Association, Series 2012-16, Class AI, IO 3.500%, due 10/20/38	0.3
Total	17.8%

1  Figures represent the direct investments of UBS Multi Asset Income Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

47

UBS Multi-Asset Income Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2012

Common stocks
Capital markets	0.02%
Commercial services & supplies	0.01
Health care providers & services	0.01
Real estate investment trust (REIT)	11.76
Real estate management & development	4.38
Total common stocks	16.18%
Bonds
Commercial mortgage-backed securities	1.42
Mortgage & agency debt securities	6.17
US government obligations	11.63
Total bonds	19.22%
Investment companies
HICL Infrastructure Co., Ltd.	1.29%
iShares Emerging Markets Local Currency Bond Fund	10.12
iShares iBoxx $ High Yield Corporate Bond Fund	22.88
iShares iBoxx Investment Grade Corporate Bond Fund	20.03
iShares MSCI EAFE Index Fund	5.27
WisdomTree Emerging Markets Equity Income Fund	3.14
Total investment companies	62.73%
Short-term investment	5.47
Total investments	103.60%
Liabilities, in excess of cash and other assets	(3.60)
Net assets	100.00%

1  Figures represent the direct investment of UBS Multi-Asset Income Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

48

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks: 16.18%
Australia: 1.32%
BWP Trust	4,644	$10,482
Centro Retail Australia	11,108	26,299
CFS Retail Property Trust Group	15,973	32,005
Charter Hall Retail REIT	2,659	10,427
Commonwealth Property Office Fund	16,438	17,574
Dexus Property Group	35,037	37,150
FKP Property Group	2,167	2,573
Goodman Group	12,477	56,763
GPT Group	13,488	52,120
Investa Office Fund	4,774	14,882
Mirvac Group	24,794	38,638
Stockland	16,830	62,049
Westfield Group	17,515	193,267
Westfield Retail Trust	22,548	70,965
Total Australia common stocks		625,194
Austria: 0.04%
CA Immobilien Anlagen AG*	625	8,674
Conwert Immobilien Invest SE	748	9,675
Total Austria common stocks		18,349
Belgium: 0.05%
Befimmo SCA Sicafi	160	10,323
Cofinimmo	122	14,446
Total Belgium common stocks		24,769
Canada: 0.80%
Allied Properties REIT	498	16,522
Artis REIT	853	13,412
Boardwalk REIT	347	22,511
Calloway REIT	866	25,204
Canadian Apartment Properties REIT	882	22,079
Canadian REIT	508	22,144
Chartwell Seniors Housing REIT	1,322	14,447
Cominar REIT	992	22,509
Crombie REIT	358	5,312
Dundee International REIT	500	5,494
Dundee REIT	766	28,824
Extendicare, Inc.	670	5,153
First Capital Realty, Inc.	698	13,206
Granite Real Estate, Inc.	400	15,185
H&R REIT	1,498	36,294
InnVest REIT	434	1,802
Killam Properties, Inc.	381	4,784
Morguard REIT	329	6,046
Northern Property REIT	234	7,269
NorthWest Healthcare Properties REIT	359	4,504
Primaris REIT	797	21,554
RioCan REIT	2,279	63,144
Total Canada common stocks		377,399
	Shares	Value
China: 1.45%
Agile Property Holdings Ltd.	10,000	$14,316
Champion REIT	19,000	9,135
Country Garden Holdings Co., Ltd.*	29,540	15,808
Hang Lung Properties Ltd.	17,000	68,162
Henderson Land Development Co., Ltd.	9,058	64,524
Hongkong Land Holdings Ltd.	14,000	98,488
Hysan Development Co., Ltd.	6,030	29,162
Kerry Properties Ltd.	5,500	28,727
Link REIT	17,600	88,025
New World China Land Ltd.	14,000	6,774
New World Development Co., Ltd.	35,000	54,929
Shimao Property Holdings Ltd.	11,000	21,152
Shui On Land Ltd.	21,500	10,451
Sino Land Co., Ltd.	22,000	39,843
Soho China Ltd.	16,000	12,966
Swire Properties Ltd.	9,200	30,939
Wharf Holdings Ltd.	12,000	94,948
Total China common stocks		688,349
Finland: 0.03%
Citycon OYJ	1,462	4,969
Sponda OYJ	2,270	10,830
Total Finland common stocks		15,799
France: 0.59%
ANF Immobilier	251	7,959
Fonciere Des Regions	212	17,768
Gecina SA	145	16,183
ICADE	162	14,533
Klepierre	743	29,947
Mercialys SA	331	7,524
Societe de la Tour Eiffel	48	2,827
Societe Immobiliere de Location pour l'Industrie et le Commerce	72	7,908
Unibail-Rodamco SE	709	173,568
Total France common stocks		278,217
Germany: 0.18%
Alstria Office REIT-AG	712	8,717
Deutsche Euroshop AG	398	16,620
Deutsche Wohnen AG	1,191	21,994
DIC Asset AG	305	2,939
GSW Immobilien AG	390	16,485
Hamborner REIT AG	269	2,662
IVG Immobilien AG*	1,195	3,019
Patrizia Immobilien AG*	274	2,337
TAG Immobilien AG	978	12,291
Total Germany common stocks		87,064

49

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Continued)
Hong Kong: 0.48%
Sun Hung Kai Properties Ltd.	15,000	$226,398
Israel: 0.02%
Azrieli Group	329	8,460
Italy: 0.01%
Beni Stabili SpA	8,920	5,271
Japan: 1.70%
Activia Properties, Inc.	1	6,258
Advance Residence Investment Corp.	6	12,274
Aeon Mall Co., Ltd.	700	17,110
Industrial & Infrastructure Fund Investment Corp.	1	7,459
Japan Prime Realty Investment Corp.	7	20,196
Japan Real Estate Investment Corp.	4	39,235
Japan Retail Fund Investment Corp.	16	29,349
Kenedix Realty Investment Corp.	2	6,953
Mitsubishi Estate Co., Ltd.	8,000	191,250
Mitsui Fudosan Co., Ltd.	7,000	171,018
Mori Trust Sogo Reit, Inc.	1	8,411
Nippon Accommodations Fund, Inc.	1	6,929
Nippon Building Fund, Inc.	5	51,552
Nomura Real Estate Holdings, Inc.	600	11,446
Nomura Real Estate Office Fund, Inc.	2	11,476
NTT Urban Development Corp.	9	8,692
Orix JREIT, Inc.	2	9,826
Premier Investment Corp.	2	7,372
Sumitomo Realty & Development Co., Ltd.	4,000	132,909
Tokyo Tatemono Co., Ltd.	2,000	10,270
Tokyu Land Corp.	3,000	21,931
Tokyu REIT, Inc.	1	5,432
Top REIT, Inc.	1	4,300
United Urban Investment Corp.	15	17,186
Total Japan common stocks		808,834
Luxembourg: 0.01%
GAGFAH SA*	416	4,868
Netherlands: 0.13%
Corio NV	561	25,522
Eurocommercial Properties NV	342	13,647
Nieuwe Steen Investments NV	754	6,067
Vastned Retail NV	146	6,340
Wereldhave NV	169	10,893
Total Netherlands common stocks		62,469
New Zealand: 0.01%
Kiwi Income Property Trust	4,432	4,221
	Shares	Value
Norway: 0.01%
Norwegian Property ASA	2,619	$4,034
Singapore: 0.82%
Ascendas REIT	16,000	31,346
CapitaCommercial Trust	16,000	22,117
CapitaLand Ltd.	24,000	73,627
CapitaMall Trust	18,000	31,540
CapitaMalls Asia Ltd.	11,000	17,694
CDL Hospitality Trusts	6,000	9,273
City Developments Ltd.	5,000	53,332
Global Logistic Properties Ltd.	17,000	39,089
Keppel Land Ltd.	6,000	20,055
Mapletree Commercial Trust	9,000	8,994
Mapletree Industrial Trust	8,000	8,940
Mapletree Logistics Trust	12,000	11,287
Suntec REIT	18,000	24,809
UOL Group Ltd.	5,000	24,681
Wing Tai Holdings Ltd.	4,550	6,972
Yanlord Land Group Ltd.*	5,000	6,273
Total Singapore common stocks		390,029
Sweden: 0.17%
Castellum AB	1,310	18,624
Fabege AB	1,331	13,472
Fastighets AB Balder*	881	5,063
Hufvudstaden AB, Class A	1,180	14,966
Klovern AB	633	2,493
Kungsleden AB	1,158	6,350
Wallenstam AB, Class B	941	11,559
Wihlborgs Fastigheter AB	545	8,563
Total Sweden common stocks		81,090
Switzerland: 0.20%
Allreal Holding AG*	59	9,121
Mobimo Holding AG*	48	11,500
PSP Swiss Property AG*	364	34,545
Swiss Prime Site AG*	473	39,577
Total Switzerland common stocks		94,743
United Kingdom: 0.83%
Big Yellow Group PLC	1,218	6,999
British Land Co., PLC	6,744	62,697
Capital & Counties Properties PLC	5,537	21,822
Capital Shopping Centres Group PLC	5,025	28,273
Daejan Holdings PLC	43	2,166
Derwent London PLC	753	25,889
Development Securities PLC	1,242	2,943
F&C Commercial Property Trust Ltd.	3,921	6,708
Grainger PLC	3,926	7,592
Great Portland Estates PLC	2,585	20,652
50

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Continued)
United Kingdom—(Concluded)
Hammerson PLC	5,438	$43,815
Hansteen Holdings PLC	5,344	7,153
Helical Bar PLC	844	3,180
Land Securities Group PLC	5,860	79,226
London & Stamford Property PLC	3,692	6,528
Mucklow A & J Group PLC	502	2,915
Primary Health Properties PLC	672	3,814
Quintain Estates & Development PLC*	3,243	2,757
Safestore Holdings PLC	1,614	2,841
Segro PLC	5,493	22,523
Shaftesbury PLC	1,810	16,852
ST Modwen Properties PLC	851	3,205
UK Commercial Property Trust Ltd.	4,362	4,668
Unite Group PLC	871	3,916
Workspace Group PLC	804	3,961
Total United Kingdom common stocks		393,095
United States: 7.32%
Acadia Realty Trust	448	11,236
Agree Realty Corp.	77	2,063
Alexander's, Inc.	17	5,624
Alexandria Real Estate Equities, Inc.	539	37,363
American Assets Trust, Inc.	327	9,133
American Campus Communities, Inc.	804	37,088
American Realty Capital Trust, Inc.	1,200	13,860
Apartment Investment & Management Co., Class A	1,101	29,793
Ashford Hospitality Trust, Inc.	515	5,413
Associated Estates Realty Corp.	438	7,061
AvalonBay Communities, Inc.	876	118,777
BioMed Realty Trust, Inc.	1,217	23,525
Boston Properties, Inc.	1,132	119,777
Brandywine Realty Trust	1,165	14,201
BRE Properties, Inc.	579	29,431
Brookfield Office Properties, Inc.	2,842	48,457
Camden Property Trust	643	43,859
Campus Crest Communities, Inc.	277	3,396
CapLease, Inc.	482	2,685
CBL & Associates Properties, Inc.	1,250	26,512
Cedar Realty Trust, Inc.	559	2,951
Chesapeake Lodging Trust	275	5,742
Colonial Properties Trust	639	13,655
CommonWealth REIT	654	10,359
Corporate Office Properties Trust	616	15,388
Cousins Properties, Inc.	801	6,688
CubeSmart	961	14,002
DCT Industrial Trust, Inc.	1,664	10,799
DDR Corp.	2,310	36,175
DiamondRock Hospitality Co.	1,342	12,078
Digital Realty Trust, Inc.	934	63,409
	Shares	Value
Douglas Emmett, Inc.	849	$19,782
Duke Realty Corp.	2,202	30,542
DuPont Fabros Technology, Inc.	491	11,863
EastGroup Properties, Inc.	233	12,538
Education Realty Trust, Inc.	813	8,650
EPR Properties	352	16,231
Equity Lifestyle Properties, Inc.	289	19,447
Equity One, Inc.	484	10,169
Equity Residential	2,476	140,315
Essex Property Trust, Inc.	264	38,716
Extra Space Storage, Inc.	893	32,496
Federal Realty Investment Trust	484	50,346
FelCor Lodging Trust, Inc.*	1,058	4,941
First Industrial Realty Trust, Inc.*	752	10,588
First Potomac Realty Trust	300	3,708
Forest City Enterprises, Inc., Class A*	1,173	18,944
Franklin Street Properties Corp.	676	8,322
General Growth Properties, Inc.	3,565	70,765
Getty Realty Corp.	225	4,063
Glimcher Realty Trust	1,199	13,297
Government Properties Income Trust	343	8,222
HCP, Inc.	3,451	155,916
Health Care REIT, Inc.	1,975	121,048
Healthcare Realty Trust, Inc.	646	15,510
Hersha Hospitality Trust	1,166	5,830
Highwoods Properties, Inc.	618	20,672
Home Properties, Inc.	392	24,033
Hospitality Properties Trust	976	22,858
Host Hotels & Resorts, Inc.	5,413	84,822
Hudson Pacific Properties, Inc.	220	4,633
Inland Real Estate Corp.	456	3,821
Investors Real Estate Trust	825	7,202
Kilroy Realty Corp.	587	27,806
Kimco Realty Corp.	3,088	59,660
Kite Realty Group Trust	498	2,784
LaSalle Hotel Properties	698	17,722
Lexington Realty Trust	1,391	14,536
Liberty Property Trust	882	31,549
LTC Properties, Inc.	198	6,968
Macerich Co.	1,076	62,731
Mack-Cali Realty Corp.	705	18,408
Medical Properties Trust, Inc.	1,158	13,850
Mid-America Apartment Communities, Inc.	309	20,008
National Health Investors, Inc.	182	10,288
National Retail Properties, Inc.	837	26,114
Omega Healthcare Investors, Inc.	882	21,036
Parkway Properties, Inc.	377	5,274
Pebblebrook Hotel Trust	428	9,887
Pennsylvania REIT	462	8,150
Piedmont Office Realty Trust, Inc., Class A	1,312	23,682

51

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Post Properties, Inc.	419	$20,929
Prologis, Inc.	3,490	127,350
PS Business Parks, Inc.	109	7,083
Public Storage	956	138,582
Ramco-Gershenson Properties Trust	365	4,858
Realty Income Corp.	1,022	41,095
Regency Centers Corp.	671	31,617
Retail Opportunity Investments Corp.	391	5,028
RLJ Lodging Trust	795	15,399
Rouse Properties, Inc.	233	3,942
Sabra Health Care REIT, Inc.	334	7,254
Saul Centers, Inc.	64	2,739
Senior Housing Properties Trust	1,318	31,158
Simon Property Group, Inc.	2,320	366,769
SL Green Realty Corp.	682	52,275
Sovran Self Storage, Inc.	210	13,041
STAG Industrial, Inc.	250	4,492
Strategic Hotels & Resorts, Inc.*	1,467	9,389
Sun Communities, Inc.	199	7,938
Sunstone Hotel Investors, Inc.*	993	10,635
Tanger Factory Outlet Centers	744	25,445
Taubman Centers, Inc.	459	36,132
UDR, Inc.	1,923	45,729
Universal Health Realty Income Trust	49	2,480
Urstadt Biddle Properties, Inc., Class A	110	2,165
Ventas, Inc.	2,231	144,390
Vornado Realty Trust	1,401	112,192
Washington REIT	483	12,630
Weingarten Realty Investors	945	25,298
Winthrop Realty Trust	289	3,193
Total United States common stocks		3,472,470
Venezuela: 0.01%
Warehouses De Pauw SCA*	94	5,894
Total common stocks (cost $7,070,492)		7,677,016
	Face amount
Bonds: 19.22%
Commercial mortgage-backed securities: 1.42%
United States: 1.42%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, 5.796%, due 02/10/51[1]	$100,000	112,504
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, 5.466%, due 06/12/47[1]	100,000	110,538
	Face amount	Value
Series 2007-LD11, Class A4, 5.812%, due 06/15/49[1]	$100,000	$116,615
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.789%, due 08/12/45[1,2]	300,000	335,932
Total commercial mortgage-backed securities (cost $625,900)		675,589
Mortgage & agency debt securities: 6.17%
United States: 6.17%
Federal Home Loan Mortgage Corp., IO3 3.000%, due 05/15/27	161,369	18,757
Federal Home Loan Mortgage Corp. Gold Pools,[3] #G05132, 5.000%, due 12/01/38	41,315	44,457
Federal National Mortgage Association Pools,[3] #AP1589, 3.000%, due 08/01/27	243,676	259,903
#AB6198, 3.000%, due 09/01/27	97,319	103,800
Government National Mortgage Association, Series 2012-26, Class GI, IO 3.500%, due 02/20/27	1,203,879	129,899
Series 2012-16, Class AI, IO 3.500%, due 10/20/38	1,446,893	162,486
Government National Mortgage Association Pools, 4.000%, TBA	950,000	1,041,883
4.500%, TBA	600,000	656,906
#G2 779424, 4.000%, due 06/20/42	463,817	511,417
Total mortgage & agency debt securities (cost $2,993,383)		2,929,508
US government obligations: 11.63%
US Treasury Bonds, 2.750%, due 08/15/42	1,120,000	1,081,500
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29	675,000	1,574,270
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16	1,075,000	1,389,119
2.625%, due 07/15/17	1,100,000	1,471,128
Total US government obligations (cost $5,472,734)		5,516,017
Total bonds (cost $9,092,017)		9,121,114

52

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2012 (unaudited)

	Shares	Value
Investment companies: 62.73%
HICL Infrastructure Co., Ltd.	302,500	$610,215
iShares Emerging Markets Local Currency Bond Fund	89,180	4,803,235
iShares iBoxx $ High Yield Corporate Bond Fund	116,271	10,853,898
iShares iBoxx Investment Grade Corporate Bond Fund	78,550	9,503,764
iShares MSCI EAFE Index Fund	44,025	2,501,500
WisdomTree Emerging Markets Equity Income Fund	26,090	1,490,261
Total investment companies (cost $28,894,942)		29,762,873
	Shares	Value
Short-term investment: 5.47%
Investment company: 5.47%
UBS Cash Management Prime Relationship Fund[4] (cost $2,596,084)	2,596,084	$2,596,084
Total investments: 103.60% (cost $47,653,535)		49,157,087
Liabilities, in excess of cash and other assets: (3.60)%		(1,707,937)
Net assets: 100.00%		$47,449,150

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,681,374
Gross unrealized depreciation	(177,822)
Net unrealized appreciation of investments	$1,503,552

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 56. Portfolio footnotes begin on page 55.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized depreciation
JPMCB	EUR	322,300	USD	425,082	01/28/13	$(434)
JPMCB	GBP	630,200	USD	1,021,883	01/28/13	(1,774)
Net unrealized depreciation on forward foreign currency contracts						$(2,208)

Options written

Call option	Expiration date	Premiums received	Value
MSCI EAFE PR Index, 2,350,833 contracts, strike @ USD 1,654.10[5]	January 2013	$9,873	$(15,707)

Written option activity for the period ended December 31, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	3,087	$9,560
Options written	4,475,881	48,360
Options terminated in closing purchase transactions	(2,126,602)	(38,599)
Options expired prior to exercise	(1,533)	(9,448)
Options outstanding at December 31, 2012	2,350,833	$9,873

53

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$3,878,029	$3,798,987	$—	$7,677,016
Commercial mortgage-backed securities	—	675,589	—	675,589
Mortgage & agency debt securities	—	2,637,123	292,385	2,929,508
US government obligations	—	5,516,017	—	5,516,017
Investment companies	29,152,658	610,215	—	29,762,873
Short-term investment	—	2,596,084	—	2,596,084
Forward foreign currency contracts, net	—	(2,208)	—	(2,208)
Options written	—	(15,707)	—	(15,707)
Total	$33,030,687	$15,816,100	$292,385	$49,139,172

At December 31, 2012, there were no transfers between Level 1 and Level 2 for the Fund.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Mortgage & agency debt securities	Total
Assets
Beginning balance	$225,897	$225,897
Purchases	—	—
Issuances	—	—
Sales	(26,181)	(26,181)
Accrued discounts (premiums)	87	87
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	(37,317)	(37,317)
Net transfers into Level 3[6]	129,899	129,899
Net transfers out of Level 3	—	—
Ending balance	$292,385	$292,385

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2012 was $(51,177).

54

UBS Multi-Asset Income Fund

Portfolio of investments

Portfolio footnotes

*  Non-income producing security.

1  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2012 and changes periodically.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of this security amounted to $335,932 or 0.71% of net assets.

3  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

4  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the six months ended 12/31/12	Sales during the six months ended 12/31/12	Value 12/31/12	Net income earned from affiliate for the six months ended 12/31/12
UBS Cash Management Prime Relationship Fund	$1,116,620	$12,053,661	$10,574,197	$2,596,084	$2,060

5  Security is illiquid. At December 31, 2012, the value of this security amounted to $(15,707) or 0.03% of net assets.

6  Transfers into Level 3 represent the value at the end of the period. At December 31, 2012, securities were transferred from Level 2 to Level 3 as the valuations are based primarily on unobservable inputs.

See accompanying notes to financial statements.
55

The UBS Funds

Portfolio acronyms

ADR  American depositary receipt

CDO  Collateralized debt obligations

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

GDR  Global depositary receipt

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydown. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

NVDR  Non-voting depositary receipt

OJSC  Open Joint Stock Company

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  Real estate investment trust

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBS  Royal Bank of Scotland PLC

SSB  State Street Bank

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CZK  Czech Koruna

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.
56

The UBS Funds

December 31, 2012 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2012 to December 31, 2012.

57

The UBS Funds

December 31, 2012 (unaudited)

		Beginning account value July 1, 2012	Ending account value December 31, 2012	Expenses paid during period* 07/01/12 – 12/31/12	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,082.50	$7.09	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class C	Actual	1,000.00	1,077.10	10.99	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.62	10.66	2.10
Class Y	Actual	1,000.00	1,083.50	5.78	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,081.80	6.66	1.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.46	1.27
Class C	Actual	1,000.00	1,078.50	10.74	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class Y	Actual	1,000.00	1,084.50	5.10	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
UBS Global Frontier Fund
Class A	Actual	1,000.00	1,102.60	7.42	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class C	Actual	1,000.00	1,098.70	11.37	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class Y	Actual	1,000.00	1,103.40	6.10	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

58

The UBS Funds

December 31, 2012 (unaudited)

		Beginning account value July 1, 2012	Ending account value December 31, 2012	Expenses paid during period* 07/01/12 – 12/31/12	Expense ratio during period
UBS Multi-Asset Income Fund
Class A	Actual	$1,000.00	$1,059.70	$4.93	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	1,055.00	8.81	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class Y	Actual	1,000.00	1,061.00	3.64	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

59

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2012 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$190,962,971	$393,225,040
Affiliated issuers	58,141,098	293,597,787
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	1,367,100	6,848,911
Foreign currency, at cost	6,338,610	1,169,945
	$256,809,779	$694,841,683
Investments, at value:
Unaffiliated issuers	$191,181,172	$427,467,275
Affiliated issuers	58,141,098	343,758,807
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	1,367,100	6,848,911
Foreign currency, at value	6,306,262	1,174,669
Cash	248,054	—
Receivables:
Interest	2,948,051	929,407
Fund shares sold	1,473,786	146,926
Foreign tax reclaims	167,643	331,608
Due from advisor	—	—
Dividends	—	374,877
Deferred offering cost	—	—
Due from broker	10,581,502	12,293,364
Cash collateral for futures contracts	5,474,514	6,083,818
Cash collateral for swap agreements	4,381,000	—
Outstanding swap agreements, at value[2]	8,792,450	—
Unrealized appreciation on forward foreign currency contracts	667,557	2,730,707
Other assets	48,294	74,564
Total assets	291,778,483	802,214,933
Liabilities:
Payables:
Cash collateral from securities loaned	1,367,100	6,848,911
Investment securities purchased	252,805	112,094
Investment advisory and administration fee	203,963	567,289
Fund shares redeemed	1,615,278	3,767,790
Custody and fund accounting fees	36,381	79,565
Distribution and service fees	78,573	280,664
Trustees' fees	9,630	23,031
Offering costs	—	—
Due to custodian	—	446
Accrued expenses	108,755	216,483
Options written, at value[3]	—	—
Outstanding swap agreements, at value[2]	5,111,485	—
Unrealized depreciation on forward foreign currency contracts	1,357,809	5,127,981
Total liabilities	10,141,779	17,024,254
Net assets	$281,636,704	$785,190,679

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund, as of December 31, 2012 was $1,338,550, $9,784,906, and $582,019, respectively. In addition to the cash collateral noted above, UBS Global Allocation Fund and UBS Global Frontier Fund received US Government Agency securities as collateral with a value of $3,308,176 and $516,723, respectively, which cannot be resold.

2  Net upfront payments made by UBS Dynamic Alpha Fund were $744,839.

3  Premiums received by UBS Multi-Asset Income Fund were $9,873.

60

The UBS Funds

Financial statements

	UBS Global Frontier Fund	UBS Multi-Asset Income Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$12,109,771	$45,057,451
Affiliated issuers	21,228,984	2,596,084
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	77,697	—
Foreign currency, at cost	47,431	43,672
	$33,463,883	$47,697,207
Investments, at value:
Unaffiliated issuers	$12,610,660	$46,561,003
Affiliated issuers	24,099,330	2,596,084
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	77,697	—
Foreign currency, at value	47,630	43,673
Cash	94,039	—
Receivables:
Interest	48,321	59,931
Fund shares sold	1,950	40,500
Foreign tax reclaims	—	1,272
Due from advisor	—	5,858
Dividends	11,965	129,860
Deferred offering cost	—	58,242
Due from broker	1,141,069	—
Cash collateral for futures contracts	797,413	—
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	149,515	—
Other assets	24,488	9,448
Total assets	39,104,077	49,505,871
Liabilities:
Payables:
Cash collateral from securities loaned	77,697	—
Investment securities purchased	—	1,693,475
Investment advisory and administration fee	16,715	—
Fund shares redeemed	150,718	125,775
Custody and fund accounting fees	12,654	14,169
Distribution and service fees	13,671	7,829
Trustees' fees	4,673	4,399
Offering costs	—	152,751
Due to custodian	—	209
Accrued expenses	35,835	40,199
Options written, at value[3]	—	15,707
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	291,202	2,208
Total liabilities	603,165	2,056,721
Net assets	$38,500,912	$47,449,150

See accompanying notes to financial statements.
61

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2012 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Net assets consist of:
Beneficial interest	$670,198,367	$1,775,122,007
Accumulated undistributed (distributions in excess of) net investment income	(404,415)	(3,843,181)
Accumulated net realized loss	(392,830,262)	(1,071,901,495)
Net unrealized appreciation	4,673,014	85,813,348
Net assets	$281,636,704	$785,190,679
Class A:
Net assets	$173,324,792	$430,235,352
Shares outstanding	25,591,430	44,619,779
Net asset value and redemption proceeds per share	$6.77	$9.64
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$7.16	$10.20
Class C:
Net assets	$50,015,971	$221,271,625
Shares outstanding	7,775,860	23,420,847
Net asset value and offering price per share	$6.43	$9.45
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$6.37	$9.36
Class Y:
Net assets	$58,295,941	$133,683,702
Shares outstanding	8,450,949	13,617,140
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$6.90	$9.82

1  For UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Global Frontier Fund Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

2  For UBS Multi Asset Income Fund Class A, the maximum sales charge is 4.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholders, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 0.75%. Class Y has no deferred sales charge.

62

The UBS Funds

Financial statements

	UBS Global Frontier Fund	UBS Multi-Asset Income Fund
Net assets consist of:
Beneficial interest	$65,430,400	$46,131,419
Accumulated undistributed (distributions in excess of) net investment income	(210,489)	(113,474)
Accumulated net realized loss	(30,394,240)	(64,206)
Net unrealized appreciation	3,675,241	1,495,411
Net assets	$38,500,912	$47,449,150
Class A:
Net assets	$27,601,861	$15,016,371
Shares outstanding	3,578,767	1,449,425
Net asset value and redemption proceeds per share	$7.71	$10.36
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$8.16	$10.85
Class C:
Net assets	$9,274,235	$5,827,006
Shares outstanding	1,201,154	562,825
Net asset value and offering price per share	$7.72	$10.35
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$7.64	$10.27
Class Y:
Net assets	$1,624,816	$26,605,773
Shares outstanding	210,910	2,567,661
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$7.70	$10.36

See accompanying notes to financial statements.
63

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2012 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Investment income:
Dividends	$1,134	$4,138,004
Interest and other	3,319,767	1,289,945
Affiliated interest	61,558	78,173
Securities lending[1]	446	57,861
Foreign tax withheld	—	(82,757)
Total income	3,382,905	5,481,226
Expenses:
Advisory and administration	1,261,369	3,577,595
Distribution and service:
Class A	209,060	588,594
Class C	249,208	1,161,039
Transfer agency and related service fees:
Class A	66,151	154,643
Class C	22,973	109,682
Class Y	5,157	11,362
Custodian and fund accounting	78,793	168,313
Federal and state registration	23,400	23,366
Professional services	59,430	64,614
Shareholder reports	22,890	64,630
Trustees	19,776	47,355
Amortization of offering costs	—	—
Other	21,360	63,696
Total expenses	2,039,567	6,034,889
Fee waivers and/or expense reimbursements by Advisor	(75,142)	—
Net expenses	1,964,425	6,034,889
Net investment income (loss)	1,418,480	(553,663)
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,164,599	15,182,544
Investments in affiliated issuers	—	20,626,247
Futures contracts	5,653,651	3,522,368
Options written	199,993	(758,380)
Swap agreements	1,733,672	—
Forward foreign currency contracts	(2,281,829)	2,459,095
Foreign currency transactions	209,049	229,795
Net realized gain	6,679,135	41,261,669
Change in net unrealized appreciation/depreciation on:
Investments	8,158,615	26,722,990
Futures contracts	755,569	1,218,976
Options written	—	—
Swap agreements	2,983,743	—
Forward foreign currency contracts	1,493,611	(3,078,452)
Translation of other assets and liabilities denominated in foreign currency	(127,956)	(133,795)
Change in net unrealized appreciation/depreciation	13,263,582	24,729,719
Net realized and unrealized gain	19,942,717	65,991,388
Net increase in net assets resulting from operations	$21,361,197	$65,437,725

1  Includes affiliated income from UBS Private Money Market Fund LLC of $218, $3,504, and $76, of UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund, respectively.

64

The UBS Funds

Financial statements

	UBS Global Frontier Fund	UBS Multi-Asset Income Fund
Investment income:
Dividends	$73,211	$759,966
Interest and other	69,012	53,379
Affiliated interest	3,522	2,061
Securities lending[1]	1,242	—
Foreign tax withheld	—	(3,791)
Total income	146,987	811,615
Expenses:
Advisory and administration	207,162	132,585
Distribution and service:
Class A	36,376	12,545
Class C	48,624	18,875
Transfer agency and related service fees:
Class A	7,418	2,466
Class C	3,321	854
Class Y	541	223
Custodian and fund accounting	25,940	22,335
Federal and state registration	17,069	3,158
Professional services	39,042	43,804
Shareholder reports	3,429	2,132
Trustees	9,277	8,909
Amortization of offering costs	—	92,139
Other	8,754	9,040
Total expenses	406,953	349,065
Fee waivers and/or expense reimbursements by Advisor	(88,494)	(177,667)
Net expenses	318,459	171,398
Net investment income (loss)	(171,472)	640,217
Net realized gain (loss) on:
Investments in unaffiliated issuers	62,765	290,984
Investments in affiliated issuers	849,671	—
Futures contracts	1,492,832	—
Options written	—	(15,332)
Swap agreements	—	—
Forward foreign currency contracts	131,941	(53,657)
Foreign currency transactions	13,406	3,945
Net realized gain	2,550,615	225,940
Change in net unrealized appreciation/depreciation on:
Investments	1,907,056	1,355,135
Futures contracts	(164,337)	—
Options written	—	(5,834)
Swap agreements	—	—
Forward foreign currency contracts	(165,193)	(1,746)
Translation of other assets and liabilities denominated in foreign currency	(6,522)	(261)
Change in net unrealized appreciation/depreciation	1,571,004	1,347,294
Net realized and unrealized gain	4,121,619	1,573,234
Net increase in net assets resulting from operations	$3,950,147	$2,213,451

See accompanying notes to financial statements.
65

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012
Operations:
Net investment income (loss)	$1,418,480	$3,564,924	$(553,663)	$(2,038,368)
Net realized gain (loss)	6,679,135	16,845,914	41,261,669	65,953,572
Change in net unrealized appreciation/depreciation	13,263,582	(3,016,166)	24,729,719	(155,231,467)
Net increase (decrease) in net assets from operations	21,361,197	17,394,672	65,437,725	(91,316,263)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(2,871,492)	—	(9,975,586)	(27,265,006)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(2,871,492)	—	(9,975,586)	(27,265,006)
Class B:
Net investment income and net foreign currency gains	—	—	—	(70,597)
Class C:
Net investment income and net foreign currency gains	(499,843)	—	(3,212,883)	(9,883,866)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	(499,843)	—	(3,212,883)	(9,883,866)
Class Y:
Net investment income and net foreign currency gains	(1,081,741)	—	(3,517,045)	(6,688,859)
Net realized gain	—	—	—	—
Total Class Y dividends and distributions	(1,081,741)	—	(3,517,045)	(6,688,859)
Decrease in net assets from dividends and distributions	(4,453,076)	—	(16,705,514)	(43,908,328)
Beneficial interest transactions:
Proceeds from shares sold	31,505,431	14,769,796	4,131,536	26,320,813
Shares issued on reinvestment of dividends and distributions	4,159,701	—	15,105,995	39,684,318
Cost of shares redeemed	(32,673,240)	(142,826,051)	(148,381,496)	(355,028,860)
Redemption fees	954	5,300	3,159	17,605
Net increase (decrease) in net assets resulting from beneficial interest transactions	2,992,846	(128,050,955)	(129,140,806)	(289,006,124)
Increase (decrease) in net assets	19,900,967	(110,656,283)	(80,408,595)	(424,230,715)
Net assets, beginning of period	261,735,737	372,392,020	865,599,274	1,289,829,989
Net assets, end of period	$281,636,704	$261,735,737	$785,190,679	$865,599,274
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(404,415)	$2,630,181	$(3,843,181)	$13,415,996

1  For the period April 25, 2012 (commencement of operations) to June 30, 2012.

66

The UBS Funds

Financial statements

	UBS Global Frontier Fund		UBS Multi-Asset Income Fund
	Six months ended December 31, 2012 (unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (unaudited)	Period ended June 30, 2012[1]
Operations:
Net investment income (loss)	$(171,472)	$(482,691)	$640,217	$159,266
Net realized gain (loss)	2,550,615	8,382,165	225,940	(101,244)
Change in net unrealized appreciation/depreciation	1,571,004	(14,988,513)	1,347,294	148,117
Net increase (decrease) in net assets from operations	3,950,147	(7,089,039)	2,213,451	206,139
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(341,776)	(1,967,450)	(221,992)	(7,385)
Net realized gain	—	—	(58,627)	—
Total Class A dividends and distributions	(341,776)	(1,967,450)	(280,619)	(7,385)
Class B:
Net investment income and net foreign currency gains	—	—	—	—
Class C:
Net investment income and net foreign currency gains	(30,588)	(551,404)	(68,907)	(2,568)
Net realized gain	—	—	(22,403)	—
Total Class C dividends and distributions	(30,588)	(551,404)	(91,310)	(2,568)
Class Y:
Net investment income and net foreign currency gains	(25,302)	(103,964)	(519,059)	(130,147)
Net realized gain	—	—	(103,515)	—
Total Class Y dividends and distributions	(25,302)	(103,964)	(622,574)	(130,147)
Decrease in net assets from dividends and distributions	(397,666)	(2,622,818)	(994,503)	(140,100)
Beneficial interest transactions:
Proceeds from shares sold	182,035	3,118,648	16,939,683	28,870,871
Shares issued on reinvestment of dividends and distributions	375,857	2,479,555	813,061	119,359
Cost of shares redeemed	(8,827,589)	(19,222,161)	(550,670)	(31,431)
Redemption fees	903	2,508	3,283	7
Net increase (decrease) in net assets resulting from beneficial interest transactions	(8,268,794)	(13,621,450)	17,205,357	28,958,806
Increase (decrease) in net assets	(4,716,313)	(23,333,307)	18,424,305	29,024,845
Net assets, beginning of period	43,217,225	66,550,532	29,024,845	—
Net assets, end of period	$38,500,912	$43,217,225	$47,449,150	$29,024,845
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(210,489)	$358,649	$(113,474)	$56,267

See accompanying notes to financial statements.
67

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.36	$5.98	$5.92	$5.45	$9.89	$11.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.08	0.06	0.02	0.14	0.04
Net realized and unrealized gain (loss)	0.48	0.30	0.16	0.75	(1.84)	(0.56)
Net increase from payment by Advisor	—	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.52	0.38	0.22	0.77	(1.70)	(0.52)
Less dividends/distributions:
From net investment income	(0.11)	—	(0.16)	(0.30)	—	(0.01)
From net realized gains	—	—	—	—	(2.74)	(1.00)
Total dividends/distributions	(0.11)	—	(0.16)	(0.30)	(2.74)	(1.01)
Net asset value, end of period	$6.77	$6.36	$5.98	$5.92	$5.45	$9.89
Total investment return[2]	8.25%	6.18%	3.58%	14.19%	(14.31)%[4]	(4.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.42%[5]	1.60%	1.79%	1.74%	1.54%	1.20%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%[5]	1.54%	1.76%	1.72%	1.54%	1.20%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%[5]	1.35%	1.35%	1.35%	1.30%	1.20%
Net investment income	1.12%[5]	1.33%	0.95%	0.31%	1.99%	0.35%
Supplemental data:
Net assets, end of period (000's)	$173,325	$160,773	$216,297	$334,131	$398,321	$1,178,342
Portfolio turnover rate	32%	164%	65%	58%	139%	39%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.48	$6.09	$6.03	$5.54	$9.96	$11.48
Income (loss) from investment operations:
Net investment income[1]	0.05	0.10	0.08	0.03	0.17	0.08
Net realized and unrealized gain (loss)	0.50	0.29	0.16	0.78	(1.85)	(0.56)
Net increase from payment by Advisor	—	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.55	0.39	0.24	0.81	(1.68)	(0.48)
Less dividends/distributions:
From net investment income	(0.13)	—	(0.18)	(0.32)	—	(0.04)
From net realized gains	—	—	—	—	(2.74)	(1.00)
Total dividends/distributions	(0.13)	—	(0.18)	(0.32)	(2.74)	(1.04)
Net asset value, end of period	$6.90	$6.48	$6.09	$6.03	$5.54	$9.96
Total investment return[2]	8.35%	6.57%	3.89%	14.49%	(13.99)%[4]	(4.64)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.11%[5]	1.28%	1.49%	1.42%	1.22%	0.91%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%[5]	1.28%	1.49%	1.42%	1.22%	0.91%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%[5]	1.10%	1.07%	1.04%	1.00%	0.91%
Net investment income	1.37%[5]	1.56%	1.25%	0.56%	2.23%	0.69%
Supplemental data:
Net assets, end of period (000's)	$58,296	$51,807	$87,743	$83,561	$77,254	$320,839
Portfolio turnover rate	32%	164%	65%	58%	139%	39%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

68

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.02	$5.71	$5.65	$5.21	$9.68	$11.26
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.03	0.01	(0.03)	0.08	(0.04)
Net realized and unrealized gain (loss)	0.46	0.28	0.15	0.72	(1.81)	(0.54)
Net increase from payment by Advisor	—	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.47	0.31	0.16	0.69	(1.73)	(0.58)
Less dividends/distributions:
From net investment income	(0.06)	—	(0.10)	(0.25)	—	—
From net realized gains	—	—	—	—	(2.74)	(1.00)
Total dividends/distributions	(0.06)	—	(0.10)	(0.25)	(2.74)	(1.00)
Net asset value, end of period	$6.43	$6.02	$5.71	$5.65	$5.21	$9.68
Total investment return[2]	7.71%	5.60%	2.82%	13.15%	(14.98)%[4]	(5.62)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.18%[5]	2.36%	2.55%	2.50%	2.32%	1.97%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%[5]	2.29%	2.51%	2.47%	2.32%	1.97%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%[5]	2.10%	2.10%	2.10%	2.07%	1.97%
Net investment income	0.37%[5]	0.58%	0.20%	(0.44)%	1.24%	(0.41)%
Supplemental data:
Net assets, end of period (000's)	$50,016	$49,155	$66,349	$104,146	$131,745	$317,450
Portfolio turnover rate	32%	164%	65%	58%	139%	39%

3  Amount represents less than $0.005 per share.

4  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on the total return of less than 0.005%.

5  Annualized.

See accompanying notes to financial statements.
69

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.12	$10.27	$8.66	$8.18	$12.59	$14.81
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	(0.00)[3]	0.00[3]	0.00[3]	0.08	0.17
Net realized and unrealized gain (loss)	0.74	(0.72)	2.05	1.11	(3.08)	(1.34)
Total income (loss) from investment operations	0.74	(0.72)	2.05	1.11	(3.00)	(1.17)
Less dividends/distributions:
From net investment income	(0.22)	(0.43)	(0.44)	(0.63)	(0.46)	(0.23)
From net realized gains	—	—	—	—	(0.95)	(0.82)
Total dividends/distributions	(0.22)	(0.43)	(0.44)	(0.63)	(1.41)	(1.05)
Net asset value, end of period	$9.64	$9.12	$10.27	$8.66	$8.18	$12.59
Total investment return[2]	8.18%	(6.83)%	23.87%	13.11%	(22.36)%	(8.43)%
Ratios to average net assets:
Expenses	1.27%[4]	1.25%	1.21%	1.21%	1.19%	1.09%
Net investment income (loss)	0.03%[4]	(0.03)%	0.05%	0.01%	0.84%	1.19%
Supplemental data:
Net assets, end of period (000's)	$430,235	$494,604	$753,750	$814,760	$996,059	$2,396,937
Portfolio turnover rate	28%	93%	68%	90%	122%	83%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.30	$10.48	$8.84	$8.34	$12.80	$15.04
Income (loss) from investment operations:
Net investment income[1]	0.02	0.03	0.04	0.03	0.10	0.21
Net realized and unrealized gain (loss)	0.76	(0.75)	2.07	1.14	(3.13)	(1.37)
Total income (loss) from investment operations	0.78	(0.72)	2.11	1.17	(3.03)	(1.16)
Less dividends/distributions:
From net investment income	(0.26)	(0.46)	(0.47)	(0.67)	(0.48)	(0.26)
From net realized gains	—	—	—	—	(0.95)	(0.82)
Total dividends/distributions	(0.26)	(0.46)	(0.47)	(0.67)	(1.43)	(1.08)
Net asset value, end of period	$9.82	$9.30	$10.48	$8.84	$8.34	$12.80
Total investment return[2]	8.45%	(6.59)%	24.15%	13.54%	(22.12)%	(8.20)%
Ratios to average net assets:
Expenses	0.97%[4]	0.95%	0.92%	0.93%	0.90%	0.82%
Net investment income	0.34%[4]	0.27%	0.35%	0.29%	1.14%	1.46%
Supplemental data:
Net assets, end of period (000's)	$133,684	$132,941	$179,875	$170,517	$224,281	$477,603
Portfolio turnover rate	28%	93%	68%	90%	122%	83%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less

70

UBS Global Allocation Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.89	$10.00	$8.42	$7.96	$12.29	$14.48
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.07)	(0.07)	(0.07)	0.00[3]	0.05
Net realized and unrealized gain (loss)	0.73	(0.71)	1.99	1.07	(2.99)	(1.30)
Total income (loss) from investment operations	0.70	(0.78)	1.92	1.00	(2.99)	(1.25)
Less dividends/distributions:
From net investment income	(0.14)	(0.33)	(0.34)	(0.54)	(0.39)	(0.12)
From net realized gains	—	—	—	—	(0.95)	(0.82)
Total dividends/distributions	(0.14)	(0.33)	(0.34)	(0.54)	(1.34)	(0.94)
Net asset value, end of period	$9.45	$8.89	$10.00	$8.42	$7.96	$12.29
Total investment return[2]	7.85%	(7.66)%	22.90%	12.29%	(22.93)%	(9.15)%
Ratios to average net assets:
Expenses	2.05%[4]	2.02%	1.99%	2.00%	1.97%	1.89%
Net investment income (loss)	(0.74)%[4]	(0.80)%	(0.73)%	(0.78)%	0.06%	0.40%
Supplemental data:
Net assets, end of period (000's)	$221,272	$238,054	$348,721	$381,137	$456,577	$985,156
Portfolio turnover rate	28%	93%	68%	90%	122%	83%

than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.
71

UBS Global Frontier Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2012	Year ended June 30,				For the period ended
	(unaudited)	2012	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$7.08	$8.36	$6.32	$5.59	$8.75	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.06)	(0.09)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	0.76	(0.84)	2.38	1.12	(2.98)	(1.10)
Total income (loss) from investment operations	0.73	(0.90)	2.29	1.05	(3.04)	(1.15)
Less dividends/distributions:
From net investment income	(0.10)	(0.38)	(0.25)	(0.32)	(0.12)	(0.03)
From net realized gains	—	—	—	—	—	(0.07)
Total dividends/distributions	(0.10)	(0.38)	(0.25)	(0.32)	(0.12)	(0.10)
Net asset value, end of period	$7.71	$7.08	$8.36	$6.32	$5.59	$8.75
Total investment return[2]	10.26%	(10.38)%	36.53%	18.30%	(34.51)%	(11.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.83%[5]	1.73%	1.64%	1.62%	1.66%	1.59%[5]
Expenses after fee waivers and/or expense reimbursement	1.40%[5]	1.40%	1.40%	1.40%	1.40%	1.40%[5]
Net investment loss	(0.68)%[5]	(0.78)%	(1.14)%	(1.01)%	(1.01)%	(0.52)%[5]
Supplemental data:
Net assets, end of period (000's)	$27,602	$31,337	$50,167	$48,479	$48,395	$79,572
Portfolio turnover rate	35%	109%	33%	54%	148%	84%

	Class Y
	Six months ended December 31, 2012	Year ended June 30,				For the period ended
	(unaudited)	2012	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$7.09	$8.36	$6.32	$5.60	$8.77	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.04)	(0.07)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	0.75	(0.83)	2.38	1.11	(2.99)	(1.10)
Total income (loss) from investment operations	0.73	(0.87)	2.31	1.06	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.12)	(0.40)	(0.27)	(0.34)	(0.14)	(0.04)
From net realized gains	—	—	—	—	—	(0.07)
Total dividends/distributions	(0.12)	(0.40)	(0.27)	(0.34)	(0.14)	(0.11)
Net asset value, end of period	$7.70	$7.09	$8.36	$6.32	$5.60	$8.77
Total investment return[2]	10.34%	(10.07)%	36.66%	18.54%	(34.30)%	(11.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.60%[5]	1.51%	1.43%	1.35%	1.35%	1.31%[5]
Expenses after fee waivers and/or expense reimbursement	1.15%[5]	1.15%	1.15%	1.15%	1.15%	1.15%[5]
Net investment loss	(0.42)%[5]	(0.54)%	(0.87)%	(0.72)%	(0.73)%	(0.26)%[5]
Supplemental data:
Net assets, end of period (000's)	$1,625	$1,949	$1,395	$185	$1,699	$7,395
Portfolio turnover rate	35%	109%	33%	54%	148%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

72

UBS Global Frontier Fund

Financial highlights

	Class C
	Six months ended December 31, 2012	Year ended June 30,				For the period ended
	(unaudited)	2012	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$7.05	$8.34	$6.31	$5.58	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.11)	(0.15)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	0.75	(0.83)	2.37	1.12	(2.96)	(1.10)
Total income (loss) from investment operations	0.70	(0.94)	2.22	1.00	(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.03)	(0.35)	(0.19)	(0.27)	(0.07)	(0.00)[4]
From net realized gains	—	—	—	—	—	(0.07)
Total dividends/distributions	(0.03)	(0.35)	(0.19)	(0.27)	(0.07)	(0.07)
Net asset value, end of period	$7.72	$7.05	$8.34	$6.31	$5.58	$8.71
Total investment return[2]	9.87%	(11.00)%	35.39%	17.50%	(35.03)%	(12.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.60%[5]	2.51%	2.41%	2.41%	2.48%	2.40%[5]
Expenses after fee waivers and/or expense reimbursement	2.15%[5]	2.15%	2.15%	2.15%	2.15%	2.15%[5]
Net investment loss	(1.42)%[5]	(1.53)%	(1.89)%	(1.76)%	(1.76)%	(1.27)%[5]
Supplemental data:
Net assets, end of period (000's)	$9,274	$9,931	$14,989	$13,792	$14,559	$22,882
Portfolio turnover rate	35%	109%	33%	54%	148%	84%

3  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
73

UBS Multi-Asset Income Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	Six months ended December 31, 2012 (unaudited)	For the period ended June 30, 2012[3]	Six months ended December 31, 2012 (unaudited)	For the period ended June 30, 2012[3]
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Income from investment operations:
Net investment income[1]	0.17	0.04	0.13	0.03
Net realized and unrealized gain	0.42	0.01	0.42	0.01
Total income from investment operations	0.59	0.05	0.55	0.04
Less dividends/distributions:
From net investment income	(0.19)	(0.05)	(0.16)	(0.04)
From net realized gains	(0.04)	—	(0.04)	—
Total dividends/distributions	(0.23)	(0.05)	(0.20)	(0.04)
Net asset value, end of period	$10.36	$10.00	$10.35	$10.00
Total investment return[2]	5.97%	0.50%	5.50%	0.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.85%[4]	2.97%[4]	2.59%[4]	3.81%[4]
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	0.95%[4]	1.70%[4]	1.70%[4]
Net investment income	3.21%[4]	2.32%[4]	2.52%[4]	1.82%[4]
Supplemental data:
Net assets, end of period (000's)	$15,016	$2,743	$5,827	$1,164
Portfolio turnover rate	55%	17%	55%	17%

	Class Y
	Six months ended December 31, 2012 (unaudited)	For the period ended June 30, 2012[3]
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.17	0.06
Net realized and unrealized gain (loss)	0.44	(0.01)
Total income from investment operations	0.61	0.05
Less dividends/distributions:
From net investment income	(0.21)	(0.05)
From net realized gains	(0.04)	—
Total dividends/distributions	(0.25)	(0.05)
Net asset value, end of period	$10.36	$10.00
Total investment return[2]	6.10%	0.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.58%[4]	2.73%[4]
Expenses after fee waivers and/or expense reimbursement	0.70%[4]	0.70%[4]
Net investment income	3.30%[4]	3.42%[4]
Supplemental data:
Net assets, end of period (000's)	$26,606	$25,118
Portfolio turnover rate	55%	17%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period April 25, 2012 (commencement of operations) through June 30, 2012.

4  Annualized.

See accompanying notes to financial statements.
74

The UBS Funds

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1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 14 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, and UBS Multi-Asset Income Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the- counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are

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listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

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Notes to financial statements

The Board has delegated to the UBS Global Asset Management Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within

77

The UBS Funds

Notes to financial statements

those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2012. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended December 31, 2012 is as follows:

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$667,557	$667,557
Futures contracts[2]	545,916	2,397,125	—	—	2,943,041
Options purchased[1]	—	3,436,389	—	—	3,436,389
Swap agreements[1]	7,322,195	—	1,470,255	—	8,792,450
Total value	$7,868,111	$5,833,514	$1,470,255	$667,557	$15,839,437

1  Statement of assets and liabilities location: options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

78

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$(1,357,809)	$(1,357,809)
Futures contracts[2]	(339,212)	(622,999)	—	—	(962,211)
Swap agreements[1]	(4,855,283)	—	(256,202)	—	(5,111,485)
Total value	$(5,194,495)	$(622,999)	$(256,202)	$(1,357,809)	$(7,431,505)

1  Statement of assets and liabilities location: outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended December 31, 2012, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$(2,281,829)	$(2,281,829)
Futures contracts	(226,668)	5,880,319	—	—	5,653,651
Options purchased[2]	—	(1,659,176)	—	—	(1,659,176)
Options written	—	199,993	—	—	199,993
Swap agreements	(837,276)	—	2,570,948	—	1,733,672
Total net realized gain (loss)	$(1,063,944)	$4,421,136	$2,570,948	$(2,281,829)	$3,646,311
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$1,493,611	$1,493,611
Futures contracts	225,342	530,227	—	—	755,569
Options purchased[2]	—	878,523	—	—	878,523
Swap agreements	966,906	—	2,016,837	—	2,983,743
Total change in net unrealized appreciation/depreciation	$1,192,248	$1,408,750	$2,016,837	$1,493,611	$6,111,446

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$—	$—	$2,730,707	$2,730,707
Futures contracts[2]	43,510	3,945,176	—	3,988,686
Total value	$43,510	$3,945,176	$2,730,707	$6,719,393

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

79

The UBS Funds

Notes to financial statements

Liability derivatives

	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$(5,127,981)	$(5,127,981)
Total value	$(5,127,981)	$(5,127,981)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

Activities in derivative instruments during the period ended December 31, 2012, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$2,459,095	$2,459,095
Futures contracts	(272,836)	3,795,204	—	3,522,368
Options written	—	(758,380)	—	(758,380)
Total net realized gain (loss)	$(272,836)	$3,036,824	$2,459,095	$5,223,083
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$(3,078,452)	$(3,078,452)
Futures contracts	—	1,218,976	—	1,218,976
Total change in net unrealized appreciation/depreciation	$—	$1,218,976	$(3,078,452)	$(1,859,476)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward foreign currency contracts[1]	$—	$—	$149,515	$149,515
Futures contracts[2]	5,569	451,678	—	457,247
Total value	$5,569	$451,678	$149,515	$606,762

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward foreign currency contracts[1]	$(291,202)	$(291,202)
Total value	$(291,202)	$(291,202)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

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The UBS Funds

Notes to financial statements

Activities in derivative instruments during the period ended December 31, 2012, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$131,941	$131,941
Futures contracts	—	1,492,832	—	1,492,832
Options purchased[2]	—	(45,080)	—	(45,080)
Total net realized gain	$—	$1,447,752	$131,941	$1,579,693
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(165,193)	$(165,193)
Futures contracts	5,569	(169,906)	—	(164,337)
Total change in net unrealized appreciation/depreciation	$5,569	$(169,906)	$(165,193)	$(329,530)

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Realized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts[1]	$—	$(2,208)	$(2,208)
Options written[1]	(15,707)	—	(15,707)
Total value	$(15,707)	$(2,208)	$(17,915)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and options written, at value.

Activities in derivative instruments during the period ended December 31, 2012, were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Net realized loss[1]
Forward foreign currency contracts	$—	$(53,657)	$(53,657)
Options written	(15,332)	—	(15,332)
Total net realized loss	$(15,332)	$(53,657)	$(68,989)
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$(1,746)	$(1,746)
Options written	(5,834)	—	(5,834)
Total change in net unrealized appreciation/depreciation	$(5,834)	$(1,746)	$(7,580)

1  Statement of operations location: Net realized gain (loss) on options written and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on options written and forward foreign currency contracts.

81

The UBS Funds

Notes to financial statements

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the

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net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the

83

The UBS Funds

Notes to financial statements

Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to

84

The UBS Funds

Notes to financial statements

realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

For the period ended December 31, 2012, there were no short positions held by UBS Dynamic Alpha Fund.

85

The UBS Funds

Notes to financial statements

L. Dividends and distributions: It is the Funds' (except UBS Multi-Asset Income Fund) policy to distribute their respective net investment income and net capital gains, if any, annually. Income dividends are normally declared and paid by UBS Multi-Asset Income Fund monthly and net realized capital gains, if any, are declared and distributed at least semi-annually, usually in September and December. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2012, the Funds did not record any recaptured commissions.

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%
UBS Multi-Asset Income Fund	0.590	0.590	0.590	0.590	0.590	0.590

86

The UBS Funds

Notes to financial statements

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund, UBS Global Frontier Fund, and UBS Multi-Asset Income Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed for the period ended December 31, 2012, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	1.10%	$186,223	$1,158,898	$75,142
UBS Global Allocation Fund	1.35	2.10	1.10	516,969	3,263,255	—
UBS Global Frontier Fund	1.40	2.15	1.15	14,274	191,977	88,494
UBS Multi-Asset Income Fund	0.95	1.70	0.70	(8,813)	117,607	177,667

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the period ended December 31, 2012 are subject to repayment through June 30, 2015. At December 31, 2012, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2013	Expires June 30, 2014	Expires June 30, 2015	Expires June 30, 2016
UBS Dynamic Alpha Fund—Class A	$285,932	$51,127	$76,312	$103,797	$54,696
UBS Dynamic Alpha Fund—Class C	132,771	35,483	38,363	40,147	18,778
UBS Dynamic Alpha Fund—Class Y	1,668	—	—	—	1,668
UBS Global Frontier Fund—Class A	434,334	118,867	126,291	126,044	63,132
UBS Global Frontier Fund—Class C	144,627	41,974	39,777	41,066	21,810
UBS Global Frontier Fund—Class Y	13,677	1,545	2,315	6,265	3,552
UBS Multi-Asset Income Fund—Class A	49,740	—	—	4,583	45,157
UBS Multi-Asset Income Fund—Class C	18,492	—	—	1,602	16,890
UBS Multi-Asset Income Fund—Class Y	206,004	—	—	90,384	115,620

87

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2012, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$17,740	$102,471
UBS Global Allocation Fund	50,320	314,340
UBS Global Frontier Fund	2,441	15,185
UBS Multi-Asset Income Fund	2,955	14,978

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2012 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at December 31, 2012 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at December 31, 2012 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2012, were as follows:

Fund	UBS AG
UBS Global Allocation Fund	$180
UBS Global Frontier Fund	8
UBS Multi-Asset Income Fund	48

88

The UBS Funds

Notes to financial statements

3. Distribution and service plans

UBS Global Asset Management (US) Inc ("UBS Global AM (US)") is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%
UBS Global Allocation Fund	0.25	1.00
UBS Global Frontier Fund	0.25	1.00
UBS Multi-Asset Income Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2012, certain Funds owed UBS Global AM (US) distribution and service fees, and for the period ended December 31, 2012, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$36,371	$155,695
UBS Dynamic Alpha Fund—Class C	42,202	—
UBS Global Allocation Fund—Class A	92,632	16,038
UBS Global Allocation Fund—Class C	188,032	561
UBS Global Frontier Fund—Class A	5,841	308
UBS Global Frontier Fund—Class C	7,830	12
UBS Multi-Asset Income Fund—Class A	3,070	53,041
UBS Multi-Asset Income Fund—Class C	4,759	433

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$45,558
UBS Global Allocation Fund	120,275
UBS Global Frontier Fund	5,152
UBS Multi-Asset Income Fund	2,316

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least

89

The UBS Funds

Notes to financial statements

equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments.

6. Purchases and sales of securities

For the period ended December 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$70,302,582	$68,899,211
UBS Global Allocation Fund	145,383,820	261,137,477
UBS Global Frontier Fund	7,468,406	12,282,616
UBS Multi-Asset Income Fund	34,467,646	19,478,672

For the period ended December 31, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$57,224,625	$69,184,675
UBS Global Frontier Fund	4,950,697	5,661,481
UBS Multi-Asset Income Fund	3,311,891	1,918,590

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

90

The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal year ended June 30, 2012 were as follows:

2012
Fund	Distributions paid from ordinary income
UBS Global Allocation Fund	$43,908,328
UBS Global Frontier Fund	2,622,818
UBS Multi-Asset Income Fund	140,100

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Global Frontier Fund	$2,757,736	$3,014,677	$5,772,413
UBS Multi-Asset Income Fund	49,555	2,256	51,811

At June 30, 2012, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicted expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Dynamic Alpha Fund	$143,956,672	$202,927,795	$46,428,719
UBS Global Allocation Fund	232,698,735	862,762,158	—
UBS Global Frontier Fund	12,841,328	9,543,610	3,269,324

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2012, the following Funds incurred, and elected to defer, losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short term	Long term
UBS Dynamic Alpha Fund	$—	$1,520,024	$—
UBS Global Allocation Fund	1,847,083	8,677,890	999,422

As of and during the period ended December 31, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

91

The UBS Funds

Notes to financial statements

Each of the tax years in the four year period ended June 30, 2012, or since inception in the case of UBS Multi-Asset Income Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the period ended December 31, 2012.

9. Shares of beneficial interest

For the period ended December 31, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,783,153	$25,362,750	426,291	$2,704,300	500,092	$3,438,381
Shares repurchased	(3,856,767)	(25,754,103)	(884,907)	(5,574,402)	(196,880)	(1,344,735)
Dividends reinvested	388,822	2,612,881	73,356	468,013	157,720	1,078,807
Redemption fees	—	806	—	16	—	132
Net increase (decrease)	315,208	$2,222,334	(385,260)	$(2,402,073)	460,932	$3,172,585

UBS Global Allocation Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	217,703	$2,064,730	54,754	$506,581	161,931	$1,560,225
Shares repurchased	(10,800,611)	(102,806,851)	(3,725,666)	(34,440,037)	(1,159,043)	(11,134,608)
Dividends reinvested	946,587	9,039,904	314,590	2,944,563	320,815	3,121,528
Redemption fees	—	2,582	—	27	—	550
Net decrease	(9,636,321)	$(91,699,635)	(3,356,322)	$(30,988,866)	(676,297)	$(6,452,305)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	16,888	$125,845	1,714	$13,063	5,897	$43,127
Shares repurchased	(906,493)	(6,723,336)	(212,674)	(1,579,801)	(73,317)	(524,452)
Dividends reinvested	42,346	322,676	3,654	27,879	3,325	25,302
Redemption fees	—	500	—	3	—	400
Net decrease	(847,259)	$(6,274,315)	(207,306)	$(1,538,856)	(64,095)	$(455,623)

92

The UBS Funds

Notes to financial statements

UBS Multi-Asset Income Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,200,217	$12,312,531	447,244	$4,576,098	4,912	$51,054
Shares repurchased	(45,690)	(471,385)	(7,686)	(79,285)	—	—
Dividends reinvested	20,674	213,147	6,846	70,577	51,463	529,337
Redemption fees	—	2,874	—	409	—	—
Net increase	1,175,201	$12,057,167	446,404	$4,567,799	56,375	$580,391

For the year ended June 30, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	1,249,693	$7,660,556	—	$—
Shares repurchased	(12,373,375)	(75,895,377)	(79,093)	(459,901)
Shares converted from Class B to Class A	258,321	1,601,856	(271,820)	(1,601,856)
Redemption fees	—	4,514	—	—
Net decrease	(10,865,361)	$(66,628,451)	(350,913)	$(2,061,757)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	126,298	$729,382	770,005	$4,778,002
Shares repurchased	(3,585,354)	(20,878,541)	(7,197,487)	(43,990,376)
Redemption fees	—	613	—	173
Net decrease	(3,459,056)	$(20,148,546)	(6,427,482)	$(39,212,201)

UBS Global Allocation Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	1,242,773	$11,596,660	—	$—
Shares repurchased	(23,753,955)	(220,329,390)	(177,377)	(1,694,687)
Shares converted from Class B to Class A	567,414	5,414,767	(558,149)	(5,414,767)
Dividends reinvested	2,830,608	24,513,068	7,318	65,060
Redemption fees	—	11,988	—	—
Net decrease	(19,113,160)	$(178,792,907)	(728,208)	$(7,044,394)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	279,771	$2,532,179	710,836	$6,777,207
Shares repurchased	(9,462,384)	(86,147,052)	(4,256,350)	(41,442,964)
Dividends reinvested	1,072,315	9,093,234	681,741	6,012,956
Redemption fees	—	3,282	—	2,335
Net decrease	(8,110,298)	$(74,518,357)	(2,863,773)	$(28,650,466)

93

The UBS Funds

Notes to financial statements

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	205,127	$1,498,689	59,368	$425,292	163,001	$1,194,667
Shares repurchased	(2,063,778)	(14,981,944)	(527,650)	(3,752,856)	(70,659)	(487,361)
Dividends reinvested	280,785	1,850,374	79,699	525,217	15,800	103,964
Redemption fees	—	1,529	—	589	—	390
Net increase (decrease)	(1,577,866)	$(11,631,352)	(388,583)	$(2,801,758)	108,142	$811,660

UBS Multi-Asset Income Fund1

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	276,764	$2,723,922	116,210	$1,146,843	2,500,010	$25,000,106
Shares repurchased	(3,216)	(31,431)	—	—	—	—
Dividends reinvested	676	6,655	211	2,080	11,276	110,624
Redemption fees	—	7	—	—	—	—
Net increase	274,224	$2,699,153	116,421	$1,148,923	2,511,286	$25,110,730

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund.

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

94

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

95

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1172

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of The UBS Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)               (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)               (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 11, 2013